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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-7736


                               Janus Aspen Series
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 12/31


Date of reporting period: 12/31/03

Item 1 - Reports to Stockholders

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2003 ANNUAL REPORT

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                             GROWTH & CORE

                             Janus Aspen Growth Portfolio

                             Janus Aspen Capital Appreciation Portfolio

                             Janus Aspen Mid Cap Growth Portfolio

                             Janus Aspen Growth and Income Portfolio

                             Janus Aspen Core Equity Portfolio

                             Janus Aspen Balanced Portfolio

JANUS ASPEN SERIES           INTERNATIONAL & GLOBAL

                             Janus Aspen Worldwide Growth Portfolio

                             Janus Aspen International Growth Portfolio

                             Janus Aspen Global Technology Portfolio

                             Janus Aspen Global Life Sciences Portfolio

                             Janus Aspen International Value Portfolio

                             VALUE

                             Janus Aspen Mid Cap Value Portfolio

                             Janus Aspen Small Cap Value Portfolio

                             RISK-MANAGED

                             Janus Aspen Risk-Managed Large Cap Growth Portfolio

                             Janus Aspen Risk-Managed Large Cap Core Portfolio

                             FIXED-INCOME

                             Janus Aspen Flexible Income Portfolio

                             Janus Aspen Money Market Portfolio

                                                            [LOGO] JANUS CAPITAL
                                                                          Group
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TABLE OF CONTENTS

JANUS ASPEN SERIES

   Portfolio Managers' Commentaries and Schedules of Investments

   GROWTH & CORE

      Growth Portfolio ...................................................     1

      Capital Appreciation Portfolio .....................................     7

      Mid Cap Growth Portfolio ...........................................    11

      Growth and Income Portfolio ........................................    17

      Core Equity Portfolio ..............................................    23

      Balanced Portfolio .................................................    29

   INTERNATIONAL & GLOBAL

      Worldwide Growth Portfolio .........................................    37

      International Growth Portfolio .....................................    43

      Global Technology Portfolio ........................................    48

      Global Life Sciences Portfolio .....................................    54

      International Value Portfolio ......................................    59

   VALUE

      Mid Cap Value Portfolio ............................................    63

      Small Cap Value Portfolio ..........................................    69

   RISK-MANAGED

      Risk-Managed Large Cap Growth Portfolio ............................    74

      Risk-Managed Large Cap Core Portfolio ..............................    83

   FIXED-INCOME

      Flexible Income Portfolio ..........................................    91

      Money Market Portfolio .............................................   100

   Statements of Assets and Liabilities ..................................   102

   Statements of Operations ..............................................   105

   Statements of Changes in Net Assets ...................................   108

   Financial Highlights ..................................................   113

   Notes to Schedules of Investments .....................................   129

   Notes to Financial Statements .........................................   131

   Report of Independent Auditors ........................................   147

   Explanations of Charts, Tables and Financial Statements ...............   148

   Designation Requirements ..............................................   150

   Trustees and Officers .................................................   151

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JANUS ASPEN GROWTH PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
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[PHOTO]

Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio advanced 31.73% for its Institutional Shares and 31.49% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 28.67%.(1) For the 12 months ended December 31, 2003, the Portfolio's Institutional Shares earned a first-quartile position based on total return, ranking 32nd out of 142 variable annuity large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

We continued to seek out companies we consider to be well-managed and that have superior business models. Those that we believe can grow market share while managing their cost structures, that have solid free cash flow and earnings growth leverage, and that can perform in both good times and bad.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Our holding in Maxim Integrated Products appreciated significantly during the period, boosting this manufacturer and marketer of analog circuits to the top spot among contributors to the Portfolio's overall performance. Cable giant Comcast and Linear Technology, the developer of integrated circuits, were next in terms of strongest performers, while shares of networker Cisco also added to the Portfolio's gains. Rounding out our list of top-five contributors was media conglomerate Time Warner.

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TOP CONTRIBUTORS TO PERFORMANCE

  Maxim Integrated Products
  Comcast
  Linear Technology
  Cisco
  Time Warner
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Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor was toolmaker Stanley Works, which was slow to recover from the trough seen last spring. Insurance provider XL Capital also slumped, as did defense and aerospace contractor Lockheed Martin. Elsewhere, apparel retailer Kohl's weighed on returns amid concerns over the continued purchasing power of consumers, while electronic transaction processor Concord EFS underperformed as well.

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TOP DETRACTORS FROM PERFORMANCE

  Stanley Works
  XL Capital
  Lockheed Martin
  Kohl's
  Concord EFS
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                                        Janus Aspen Series  December 31, 2003  1

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JANUS ASPEN GROWTH PORTFOLIO (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

While we measure results based on the collective growth of our individual stock selection, sector performance also helps to gauge our progress. With this in mind, the information technology sector was the biggest contributor to the Portfolio's absolute performance. Also boosting our returns was our exposure to the consumer discretionary sector, an area in which we had more than twice the exposure of our benchmark. While no sectors generated negative returns on an absolute basis, the materials and consumer staples areas had the least positive impact upon results.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our investment objective will remain the same as it always has been, which is to strive for top returns by investing in the best-managed growth companies we can find. We will continue to take overweight positions in companies we have exceptional conviction in and that we feel have the best return versus risk characteristics for our long-term investment horizon.

Regarding the recent events surrounding the mutual fund industry, I'd like to take a moment to share a few thoughts. Let me begin by saying that when I first started at Janus in 1990, our founder, Tom Bailey, revealed his simple but enduring philosophies to me: when investing, maintain a long-term view and always place shareholders' interests first. To this day, these philosophies guide my every action as your portfolio manager. It's important to me that you know that. It's also important that you know these philosophies run deep throughout Janus. During my time here, the firm has made many pro-shareholder moves that have been uncharacteristic within our industry. Finally, perhaps my ultimate commitment to you, and to Janus, is the fact that I have nearly all of my investable assets in Janus' offerings as well as in Janus Capital Group's common stock. In my view, nothing could keep me more focused on placing your interests first.

Thank you for your continued confidence.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Growth Portfolio - Institutional Shares                     $24,481
S&P 500(R) Index                                                        $29,102
Russell 1000 Growth Index                                               $25,012

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth Portfolio - Institutional Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Aspen Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth Portfolio - Institutional Shares ($24,481) as compared to the S&P 500(R) Index ($29,102) and the Russell 1000 Growth Index ($25,012).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
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                                            One     Five     Ten       Since
                                            Year    Year     Year    Inception*
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Janus Aspen Growth Portfolio
- Institutional Shares                     31.73%  (2.16)%   8.99%     9.08%
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Janus Aspen Growth Portfolio
- Service Shares                           31.49%  (2.47)%   8.74%     8.76%
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S&P 500(R) Index                           28.67%  (0.57)%  11.06%    10.93%
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Russell 1000 Growth Index                  29.75%  (5.11)%   9.21%     9.31%
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PORTFOLIO STRATEGY
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To seek long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

PORTFOLIO ASSET MIX - (% of Net Assets)
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                                  [PIE CHART]

Preferred Stock -- 0.6%

Corporate Bonds -- Domestic -- 0.8%

Net Cash and Cash Equivalents -- 2.3%

Common Stock -- Foreign -- 6.2%

Common Stock -- Domestic -- 90.1%

Number of Stocks: 98
Number of Bonds: 2
Top 10 Equities: 41.5%


2  Janus Aspen Series  December 31, 2003

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(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
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                                          December 31, 2003    December 31, 2002

Comcast Corp. - Special Class A                        6.7%                 6.1%
Maxim Integrated Products, Inc.                        6.6%                 5.2%
Time Warner, Inc.                                      6.0%                 5.0%
Cisco Systems, Inc.                                    4.7%                 1.1%
Linear Technology Corp.                                4.7%                 3.4%
Walgreen Co.                                           3.0%                 2.8%
Colgate-Palmolive Co.                                  2.7%                 4.2%
Univision Communications, Inc.
  - Class A                                            2.6%                 2.2%
Viacom, Inc. - Class B                                 2.4%                 5.4%
Charles Schwab Corp.                                   2.1%                 2.4%

                                   [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
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                                                   S&P 500(R)        Janus Aspen
                                                        Index   Growth Portfolio

Semiconductor Components/Integrated Circuits             0.4%              11.3%
Multimedia                                               2.2%               8.4%
Cable Television                                         0.7%               6.7%
Diversified Operations                                   5.3%               5.0%
Cosmetics and Toiletries                                 2.4%               4.7%
Networking Products                                      1.6%               4.7%
Retail -- Drug Store                                     0.5%               3.0%
Fiduciary Banks                                          0.7%               3.0%
Electronics Components -- Semiconductors                 3.2%               2.9%
Airlines                                                 0.1%               2.6%

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(1)   All returns include reinvested dividends and capital gains. See Notes to
      Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Growth Portfolio - Institutional Shares 28th out of 69, and 12th out of 30 variable annuity large-cap growth funds for the 5- and 10-year periods, respectively.

*The Portfolio's inception date - September 13, 1993.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                        Janus Aspen Series  December 31, 2003  3

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JANUS ASPEN GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 96.3%
Aerospace and Defense - 2.2%
     161,305    Boeing Co.# .....................................$    6,797,393
     118,535    General Dynamics Corp.# .........................    10,714,379
     451,435    Lockheed Martin Corp.# ..........................    23,203,758

                                                                     40,715,530

Aerospace and Defense - Equipment - 0.4%
      70,295    United Technologies Corp. .......................     6,661,857

Airlines - 2.6%
     397,295    Ryanair Holdings PLC (ADR)*,# ...................    20,119,019
   1,756,160    Southwest Airlines Co. ..........................    28,344,422

                                                                     48,463,441

Building - Residential and Commercial - 0.4%
      14,640    NVR, Inc.*,# ....................................     6,822,240
      17,465    Ryland Group, Inc.# .............................     1,548,098

                                                                      8,370,338

Building - Mobile Home and Manufactured Homes - 0.4%
     109,642    Winnebago Industries, Inc. ......................     7,537,888

Cable Television - 6.7%
   4,014,012    Comcast Corp. - Special Class A* ................   125,558,295

Casino Hotels - 0.4%
     190,045    Mandalay Resort Group ...........................     8,498,812

Chemicals - Specialty - 1.0%
     281,905    Ecolab, Inc.# ...................................     7,715,740
     189,175    Sigma-Aldrich Corp.# ............................    10,817,026

                                                                     18,532,766

Commercial Banks - 0.3%
      58,555    M&T Bank Corp.# .................................     5,755,957

Commercial Services - 0.2%
      99,995    Iron Mountain, Inc.*,# ..........................     3,953,802

Commercial Services - Finance - 1.1%
     565,652    Paychex, Inc. ...................................    21,042,254

Computer Services - 0.6%
     510,270    Ceridian Corp.* .................................    10,685,054

Containers - Metal and Glass - 0.7%
     231,795    Ball Corp. ......................................    13,808,028

Containers - Paper and Plastic - 0.7%
     265,705    Bemis Company, Inc.# ............................    13,285,250

Cosmetics and Toiletries - 4.7%
   1,018,883    Colgate-Palmolive Co.# ..........................    50,995,095
     100,385    International Flavors & Fragrances, Inc.# .......     3,505,444
     343,438    Procter & Gamble Co.# ...........................    34,302,587

                                                                     88,803,126

Data Processing and Management - 0.4%
     171,965    Fiserv, Inc.* ...................................     6,794,337

Dental Supplies and Equipment - 0.4%
     104,650    Patterson Dental Co.*,# .........................     6,714,344

Diversified Operations - 5.0%
     427,770    3M Co.# .........................................    36,373,284
     193,155    Illinois Tool Works, Inc.# ......................    16,207,636
     139,845    ITT Industries, Inc.# ...........................    10,377,897
   1,154,970    Tyco International, Ltd. (New York Shares)# .....    30,606,705

                                                                     93,565,522

Diversified Operations - Commercial Services - 1.2%
     281,075    Aramark Corp. - Class B*,# ......................     7,707,077
     707,565    Cendant Corp.*,# ................................    15,757,472

                                                                     23,464,549

E-Commerce/Products - 1.4%
     481,530    Amazon.com, Inc.*,# .............................    25,347,739

E-Commerce/Services - 0.7%
     201,246    eBay, Inc.*,# ...................................    12,998,479

Electronic Components - Semiconductors - 2.9%
     487,950    Intel Corp. .....................................    15,711,990
     114,605    NVIDIA Corp.*,# .................................     2,664,566
   1,253,495    Texas Instruments, Inc.# ........................    36,827,683

                                                                     55,204,239

Enterprise Software/Services - 0.1%
      88,115    BMC Software, Inc.*,# ...........................     1,643,345

Entertainment Software - 0.5%
     200,500    Electronic Arts, Inc.* ..........................     9,579,890

Fiduciary Banks - 3.0%
   1,035,871    Bank of New York Company, Inc.# .................    34,308,047
     464,307    Northern Trust Corp. ............................    21,553,131

                                                                     55,861,178

Finance - Commercial - 0.7%
     361,045    CIT Group, Inc. .................................    12,979,568

Finance - Investment Bankers/Brokers - 2.1%
   3,413,186    Charles Schwab Corp. ............................    40,412,122

Financial Guarantee Insurance - 2.0%
     644,060    MGIC Investment Corp. ...........................    36,672,776

Food - Retail - 0.3%
      88,343    Whole Foods Market, Inc.# .......................     5,930,466

Food - Wholesale/Distribution - 1.2%
     620,370    Sysco Corp.# ....................................    23,096,375

Hazardous Waste Disposal - 0.1%
     33,300     Stericycle, Inc.*,# .............................     1,555,110

Hospital Beds and Equipment - 0.6%
     189,300    Hillenbrand Industries, Inc.# ...................    11,747,958

Hotels and Motels - 0.1%
      45,270    Starwood Hotels & Resorts Worldwide, Inc. .......     1,628,362

Human Resources - 1.0%
     131,235    Manpower, Inc. ..................................     6,178,544
     527,755    Robert Half International, Inc.* ................    12,317,802

                                                                     18,496,346

Instruments - Scientific - 0.2%
      94,295    Dionex Corp.*,# .................................     4,339,456

Life and Health Insurance - 0.8%
     308,100    AFLAC, Inc. .....................................    11,147,058
      63,670    StanCorp Financial Group, Inc. ..................     4,003,570

                                                                     15,150,628

Machine Tools and Related Products - 0.4%
     171,925    Kennametal, Inc. ................................     6,834,019

Machinery - Construction and Mining - 0%
      15,000    Komatsu, Ltd.** .................................        95,176

Medical - Biomedical and Genetic - 0.5%
     150,375    Amgen, Inc.* ....................................     9,293,175

See Notes to Schedules of Investments and Financial Statements.


4  Janus Aspen Series  December 31, 2003

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SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 0.2%
      43,326    Roche Holding A.G.** ............................$    4,370,260

Medical - HMO - 0%
         462    UnitedHealth Group, Inc.# .......................        26,879

Medical Instruments - 2.3%
     601,245    Apogent Technologies, Inc.* .....................    13,852,685
     361,415    Medtronic, Inc. .................................    17,568,383
     204,834    St. Jude Medical, Inc.* .........................    12,566,566

                                                                     43,987,634

Medical Products - 1.5%
     196,925    Stryker Corp.# ..................................    16,740,594
       8,063    Synthes-Stratec, Inc.** .........................     7,979,876
      52,905    Varian Medical Systems, Inc.*,# .................     3,655,736
         115    Zimmer Holdings, Inc.* ..........................         8,096

                                                                     28,384,302

Metal Processors and Fabricators - 0.4%
     180,345    Precision Castparts Corp.# ......................     8,189,466

Money Center Banks - 0.5%
       1,246    Mitsubishi Tokyo Financial Group, Inc.** ........     9,719,660
         130    Sumitomo Mitsui Financial Group, Inc.#,** .......       692,638

                                                                     10,412,298

Multimedia - 8.4%
   6,225,598    Time Warner, Inc.* ..............................   111,998,507
   1,016,629    Viacom, Inc. - Class B ..........................    45,117,995

                                                                    157,116,502

Networking Products - 4.7%
   3,641,199    Cisco Systems, Inc.* ............................    88,444,724

Office Automation and Equipment - 0.1%
      55,000    Canon, Inc.** ...................................     2,560,885

Optical Supplies - 0.8%
     236,295    Alcon, Inc. (New York Shares)#,** ...............    14,305,299

Property and Casualty Insurance - 0.6%
     313,323    W. R. Berkley Corp. .............................    10,950,639

Publishing - Newspapers - 0%
         705    McClatchy Co. - Class A .........................        48,504

Reinsurance - 2.3%
          34    Berkshire Hathaway, Inc. - Class A* .............     2,864,500
       9,765    Berkshire Hathaway, Inc. - Class B* .............    27,488,475
     257,140    RenaissanceRe Holdings, Ltd.# ...................    12,612,717

                                                                     42,965,692
Retail - Apparel and Shoe - 0.7%
     230,170    Foot Locker, Inc.# ..............................     5,397,487
     331,710    Gap, Inc.# ......................................     7,698,989

                                                                     13,096,476
Retail - Discount - 1.0%
     491,659    Costco Wholesale Corp.* .........................    18,279,882

Retail - Drug Store - 3.0%
   1,565,300    Walgreen Co. ....................................    56,945,614

Retail - Office Supplies - 0.4%
     286,090    Staples, Inc.*,# ................................     7,810,257

Retail - Regional Department Stores - 0.6%
     238,705    Kohl's Corp.* ...................................    10,727,403

Retail - Restaurants - 1.1%
     795,500    McDonald's Corp. ................................    19,752,265
       1,364    Starbucks Corp.*,# ..............................        45,094

                                                                     19,797,359
Schools - 0.6%
     161,339    Apollo Group, Inc. - Class A* ...................    10,971,052

Semiconductor Components/Integrated Circuits - 11.3%
   2,086,990    Linear Technology Corp. .........................    87,799,669
   2,495,561    Maxim Integrated Products, Inc. .................   124,278,937

                                                                    212,078,606

Semiconductor Equipment - 1.4%
     555,725    Applied Materials, Inc.*,# ......................    12,476,026
     235,735    KLA-Tencor Corp.*,# .............................    13,830,573

                                                                     26,306,599

Soap and Cleaning Preparations - 0.2%
     183,603    Reckitt Benckiser PLC** .........................     4,154,492

Telecommunication Equipment - 0.5%
     501,505    Nokia Oyj (ADR) .................................     8,525,585

Telecommunication Equipment - Fiber Optics - 0.3%
     536,135    Corning, Inc.* ..................................     5,591,888

Television - 2.6%
   1,217,696    Univision Communications, Inc. - Class A* .......    48,330,354

Textile-Home Furnishings - 0.2%
      55,490    Mohawk Industries, Inc.*,# ......................     3,914,265

Transportation - Services - 2.1%
     523,140    United Parcel Service, Inc. - Class B ...........    39,000,087

Web Portals/Internet Service Providers - 0.5%
     203,585    Yahoo!, Inc.* ...................................     9,195,934
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Total Common Stock (cost $1,554,122,359) ........................ 1,807,566,494
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Corporate Bonds - 0.8%
Advertising Sales - 0.7%
 $12,993,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ........    13,317,825

Medical - Biomedical and Genetic - 0.1%
   1,465,000    Invitrogen Corp., 2.00%
                  convertible senior notes
                  due 8/1/23 (144A) .............................     1,820,263
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Total Corporate Bonds (cost $14,646,787) ........................    15,138,088
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Multi-Line Insurance - 0.6%
     212,000    PartnerRe, Ltd. (cost $11,427,945) ..............    12,028,880
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Other Securities - 8.2%
                State Street Navigator Securities Lending
$154,119,543      Prime Portfolio+ (cost $154,119,543) ..........   154,119,543
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Short-Term U.S. Government Agency - 1.8%
                Federal Home Loan Bank System
  33,200,000      0.65%, 1/2/04
                  (amortized cost $33,199,401) ..................    33,199,401
--------------------------------------------------------------------------------
Total Investments (total cost $1,767,516,035) - 107.7% .......... 2,022,052,406
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Liabilities, net of Cash, Receivables and Other Assets - (7.7)%..  (144,635,220)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,877,417,186
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See Notes to Schedules of Investments and Financial Statements.


                                        Janus Aspen Series  December 31, 2003  5

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JANUS ASPEN GROWTH PORTFOLIO

Summary of Investments by Country, December 31, 2003

Country                             % of Investment Securities      Market Value
--------------------------------------------------------------------------------
Bermuda                                                   2.7%    $   55,248,302
Finland                                                   0.4%         8,525,585
Ireland                                                   1.0%        20,119,019
Japan                                                     0.7%        13,068,359
Switzerland                                               1.3%        26,655,435
United Kingdom                                            0.2%         4,154,492
United States++                                          93.7%     1,894,281,214
--------------------------------------------------------------------------------
Total                                                   100.0%    $2,022,052,406

++Includes Short-Term Securities (84.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                     Currency           Currency     Unrealized
Settlement Date                     Units Sold    Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04                  350,000         $  622,300     $ (50,505)
Japanese Yen 3/26/04               350,000,000          3,275,790       (67,003)
--------------------------------------------------------------------------------
Total                                                  $3,898,090     $(117,508)

See Notes to Schedules of Investments and Financial Statements.


6  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the reporting period ended December 31, 2003, the Portfolio gained 20.54% for its Institutional Shares and 20.23% for its Service Shares, while its benchmark, the S&P 500(R) Index, gained 28.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total returns, placing 135th out of 142 variable annuity large-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Broadly speaking, many equity investors enjoyed positive performance in 2003 as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Similar to post-bear market trends throughout history, the equity markets spent much of 2003 bidding up small-capitalization stocks while dismissing large-cap issues. Consequently, as the Portfolio's charter demands that we generally invest in larger companies, our short-term performance suffered slightly on a relative basis.

While enduring the whims of the market, we worked diligently and monitored the volatility that naturally occurs within a concentrated Portfolio. By exploring a larger universe and investing in a broader array of industries, we're striving for more consistent returns through the market's ups and downs.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

One of the leaders of the broad NASDAQ rally was the Portfolio's pacesetter - innovative biotechnology interest Genentech - which benefited from numerous developments within its strong research and development pipeline. Other standouts included health insurance interest UnitedHealth Group, which launched an acquisition of health maintenance organization operator Mid-Atlantic Medical Services, and videogame creator Electronic Arts. Additional gains were supplied by online marketplace provider eBay and athletic shoe and active wear manufacturer NIKE.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Genentech
  UnitedHealth Group
  Electronic Arts
  eBay
  NIKE
--------------------------------------------------------------------------------


                                        Janus Aspen Series  December 31, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO (unaudited)

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Detractors included independent oil and gas exploration concern Anadarko Petroleum and global insurer American International Group, more commonly known as AIG. Elsewhere, apparel and housewares retailer Kohl's slumped amid concerns over the durability of consumers' purchasing power. Also lagging were defense contractor General Dynamics and Fannie Mae, the mortgage reseller that faced the specter of increased government oversight.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Anadarko Petroleum
  American International Group
  Kohl's
  General Dynamics
  Fannie Mae
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

While my investment decisions remain rooted in extensive company-level research, sector analysis offers some insight into the Portfolio's performance. The lone sector to generate a negative return on an absolute basis was the energy group, including Anadarko Petroleum, despite being overweight relative to the benchmark. The consumer staples sector, featuring companies such as diaper and soap maker Procter & Gamble, was another laggard but supplied a small absolute gain. Powered by companies such as Genentech, the healthcare sector led all others on an absolute basis. The consumer discretionary sector followed as standouts such as eBay helped compensate for the Kohl's setback. Aiding performance was the Portfolio's overweight position in both sectors, relative to the benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Looking ahead, I am genuinely optimistic about the prospects for the Portfolio. I believe we have invested in some of the world's truly outstanding companies, each capable of experiencing real profit growth as the economy expands. We continue to aim for 100% investment, although we remain disciplined in refraining from a purchase until we're certain a company is truly worthy of your investment dollars.

Finally, in light of the trying times facing the mutual fund industry, I would like to reiterate my pledge to conducting myself in a trustworthy manner while managing your money. As an investor in Janus' investment offerings, I found recent allegations unsettling. I have a keen interest in maintaining the Portfolio's integrity as well as striving for outstanding performance, and my commitment to acting in the best interests of investors has not wavered.

Thank you for your investment with Janus.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Capital Appreciation Portfolio - Institutional Shares       $21,775
S&P 500(R) Index                                                        $15,317
Russell 1000 Growth Index                                               $12,985

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares, the S&P 500(R) Index and the Russell 1000 Growth Index. Janus Aspen Capital Appreciation Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Capital Appreciation Portfolio - Institutional Shares ($21,775) as compared to the S&P 500(R) Index ($15,317) and the Russell 1000 Growth Index ($12,985).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                    One       Five      Since
                                                    Year      Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation
Portfolio - Institutional Shares                   20.54%     1.70%     12.38%
--------------------------------------------------------------------------------
Janus Aspen Capital Appreciation
Portfolio - Service Shares                         20.23%     1.21%     11.99%
--------------------------------------------------------------------------------
S&P 500(R)Index                                    28.67%    (0.57)%     6.60%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                          29.75%    (5.11)%     4.00%
--------------------------------------------------------------------------------


8  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by investing primarily in common stocks of issuers of any size, which may include larger well-established issuers and/or smaller emerging growth companies.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

U.S Treasury Notes/Bonds -- 0.5%

Net Cash and Cash Equivalents -- 1.3%

Common Stock -- Foreign -- 4.0%

Common Stock -- Domestic -- 94.2%

Number of Stocks: 38
Number of Bonds: 1
Top 10 Equities: 52.2%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2003    December 31, 2002

UnitedHealth Group, Inc.                               8.9%                 6.5%
Bank of America Corp.                                  7.2%                 6.7%
Genentech, Inc.                                        5.4%                 1.1%
Microsoft Corp.                                        5.1%                 5.0%
Electronic Arts, Inc.                                  5.0%                 2.1%
NIKE, Inc. - Class B                                   4.6%                 2.3%
Nextel Communications, Inc.
  - Class A                                            4.2%                 --
3M Co.                                                 4.0%                 2.8%
Goldman Sachs Group, Inc.                              4.0%                 3.8%
eBay, Inc.                                             3.8%                 1.6%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                             Janus Aspen Capital
                                           S&P 500(R)               Appreciation
                                                Index                  Portfolio

Medical -- HMO                                                             13.4%
Super Regional Banks                              0.7%                     11.2%
Cellular Telecommunications                       5.4%                      6.8%
Medical -- Biomedical and Genetic                 0.6%                      5.4%
Applications Software                             1.2%                      5.1%
Entertainment Software                            3.2%                      5.0%
Athletic Footwear                                 0.1%                      4.6%
Diversified Operations                            0.2%                      4.0%
Finance -- Investment Bankers/Brokers             5.3%                      4.0%
E-Commerce/Services                               0.4%                      3.8%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Capital Appreciation Portfolio - Institutional Shares 11th out of 69 variable annuity large-cap growth funds for the 5-year period.

*The Portfolio's inception date - May 1, 1997.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                        Janus Aspen Series  December 31, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 98.2%
Applications Software - 5.1%
   1,781,435    Microsoft Corp. .................................$   49,060,720

Athletic Footwear - 4.6%
     637,410    NIKE, Inc. - Class B ............................    43,637,089

Batteries and Battery Systems - 1.7%
     432,175    Energizer Holdings, Inc.* .......................    16,232,493

Cable Television - 2.5%
     709,043    EchoStar Communications Corp. - Class A* ........    24,107,462

Cellular Telecommunications - 6.8%
   1,435,740    Nextel Communications, Inc. - Class A* ..........    40,286,865
     824,333    Vodafone Group PLC ..............................     2,043,824
     913,595    Vodafone Group PLC (ADR) ........................    22,876,419

                                                                     65,207,108
Computers - Memory Devices - 0.3%
     154,870    Seagate Technology*,# ...........................     2,927,043

Cosmetics and Toiletries - 3.0%
     292,330    Procter & Gamble Co. ............................    29,197,920

Diversified Operations - 4.0%
     455,500    3M Co. ..........................................    38,731,165

E-Commerce/Products - 1.5%
     268,230    Amazon.com, Inc.* ...............................    14,119,627

E-Commerce/Services - 3.8%
     561,220    eBay, Inc.* .....................................    36,249,200

Electronic Components - Semiconductors - 2.6%
     841,150    Texas Instruments, Inc. .........................    24,712,987

Entertainment Software - 5.0%
     993,410    Electronic Arts, Inc.* ..........................    47,465,130

Finance - Consumer Loans - 3.3%
     848,965    SLM Corp. .......................................    31,989,001

Finance - Investment Bankers/Brokers - 4.0%
     386,505    Goldman Sachs Group, Inc. .......................    38,159,639

Medical - Biomedical and Genetic - 5.4%
     549,120    Genentech, Inc.*,# ..............................    51,381,158

Medical - Drugs - 2.3%
     350,710    Forest Laboratories, Inc.* ......................    21,673,878

Medical - HMO - 13.4%
     410,925    Aetna, Inc. .....................................    27,770,311
      90,715    Anthem, Inc.*,# .................................     6,803,625
   1,472,720    UnitedHealth Group, Inc. ........................    85,682,849
      87,950    WellPoint Health Networks, Inc.* ................     8,530,271

                                                                    128,787,056

Medical Instruments - 1.5%
     292,445    Medtronic, Inc. .................................    14,215,751

Multimedia - 2.2%
     800,378    Time Warner, Inc.* ..............................    14,398,800
     143,215    Viacom, Inc. - Class B ..........................     6,355,882

                                                                     20,754,682

Networking Products - 1.3%
     527,710    Cisco Systems, Inc.* ............................    12,818,076

Retail - Auto Parts - 2.8%
     251,575    Advance Auto Parts, Inc.* .......................    20,478,205
      74,075    AutoZone, Inc.* .................................     6,311,931

                                                                     26,790,136

Retail - Automobile - 1.1%
     349,600    CarMax, Inc.*,# .................................    10,813,128

Retail - Major Department Stores - 1.0%
     212,555    Sears, Roebuck and Co.# .........................     9,669,127

Retail - Regional Department Stores - 1.7%
     372,430    Kohl's Corp.* ...................................    16,737,004

Super-Regional Banks - 11.2%
     864,335    Bank of America Corp.# ..........................    69,518,464
      86,685    Fifth Third Bancorp# ............................     5,123,084
     559,715    Wells Fargo & Co. ...............................    32,961,616

                                                                    107,603,164

Telecommunication Equipment - 1.1%
     620,230    Nokia Oyj (ADR)# ................................    10,543,910

Transportation - Services - 2.5%
     318,565    United Parcel Service, Inc. - Class B ...........    23,749,021

Web Portals/Internet Service Providers - 1.0%
     215,625    Yahoo!, Inc.* ...................................     9,739,781

Wireless Equipment - 1.5%
     266,245    QUALCOMM, Inc. ..................................    14,358,593
--------------------------------------------------------------------------------
Total Common Stock (cost $750,824,977) ..........................   941,431,049
--------------------------------------------------------------------------------
U.S. Treasury Notes - 0.5%
 $ 4,389,000    U.S. Treasury Notes, 1.875%
                  due 9/30/04 (cost $4,393,203) .................     4,413,859
--------------------------------------------------------------------------------
Other Securities - 2.8%
     988,295    Letter of Credit+ ...............................       988,295
                State Street Navigator Securities Lending
  25,366,711      Prime Portfolio+ ..............................    25,366,711
--------------------------------------------------------------------------------
Total Other Securities (cost $26,355,006) .......................    26,355,006
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 1.3%
                Federal Home Loan Bank System
  12,200,000      0.65%, 1/2/04
                  (amortized cost $12,199,780) ..................    12,199,780
--------------------------------------------------------------------------------
Total Investments (total cost $793,772,966) - 102.8% ............   984,399,694
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.8)%..   (26,490,359)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$  957,909,335
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                            % of Investment Securities       Market Value
--------------------------------------------------------------------------------
Cayman Islands                                           0.3%       $  2,927,043
Finland                                                  1.1%         10,543,910
United Kingdom                                           2.5%         24,920,243
United States++                                         96.1%        946,008,498
--------------------------------------------------------------------------------
Total                                                  100.0%       $984,399,694

++Includes Short-Term Securities (92.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


10  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 35.10% for its Institutional Shares and 34.76% for its Service Shares, while its benchmark, the Russell Midcap Growth Index, returned 42.71%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the third-quartile based on total return, placing 66th out of 112 variable annuity mid-cap growth funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

The Portfolio's gain was set against a backdrop of a marketwide advance as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war the market bounced back sharply by the time the hostilities began in mid-March. This was quickly followed by improving consumer confidence. Later in the summer, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Certainly, conditions made for a pleasant year for stock investors, although one must understand that such periods are far from the norm. While enjoying the broad runup, we steadfastly adhered to our commitment to preserving and growing shareholder capital by maintaining a balanced Portfolio consisting of what we see as innovative companies from across many industries. We increased our holdings of stocks poised to benefit from an improving economy as our fundamental research supported such a thesis.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Top performers were International Game Technology, a world-leading producer of slot machines for casinos, and analog microprocessor chip manufacturer National Semiconductor, a supplier to the wireless phone industry. Other significant contributors were natural gas pipeline owner and operator Kinder Morgan and Cendant, a service provider in the travel and real estate industries. St. Jude Medical, a medical manufacturer for cardiac disorders, rounded out the Portfolio's list of top-five contributors.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  International Game Technology
  National Semiconductor
  Kinder Morgan
  Cendant
  St. Jude Medical
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Toolmaker Stanley Works proved the biggest drag on returns, followed by medical insurer First Health Group and AutoZone, an automotive parts and accessories retailer with more than 3,000 stores. Biotechnology concern Enzon
Pharmaceuticals also lost ground, as did the largest radio network in the country, Westwood One.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Stanley Works
  First Health Group
  AutoZone
  Enzon Pharmaceuticals
  Westwood One
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

Although we build our Portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact upon performance. During this period, our weakest performers were the telecommunication services and consumer staples sectors, which still managed to contribute positively to the Portfolio's absolute performance despite representing a relatively small share of its assets. Leading the way on an absolute basis were our holdings in the consumer discretionary sector, in which the Portfolio's weighting exceeded that of the benchmark, and the information technology sector, which was underweight relative to the benchmark.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

We will continue to search for exciting mid-cap investment ideas across many industries that we feel will provide the best opportunity to balance risk, represented by the preservation of capital, and reward, represented by positive absolute returns. That said, we refuse to limit our quest for quality companies to any segment of the economy and we further attempt to spread some of our risk by keeping position sizes manageable. While seeking to maximize returns, we also realize that patience is sometimes required for an idea to play out. As long as there's no change in our original thesis, we're willing to wait for the performance to come to us.

In closing, I want to reassure you that I assume the obligation of trust with the utmost seriousness and that I work every day to support the confidence you have placed in me, and in Janus. The news of discretionary frequent trading relationships at Janus greatly distressed me, and I am encouraged that the frequent trading relationships have been terminated. Furthermore, I believe Janus is taking the appropriate steps so this does not happen again. I write this not only as your portfolio manager, but as an investor with a financial interest in the mid-cap growth products I manage.

Thank you for your continued investment.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Mid Cap Growth Portfolio - Institutional Shares             $25,900
S&P MidCap 400 Index                                                    $38,581
Russell Midcap Growth Index                                             $25,359

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Mid Cap Growth Portfolio - Institutional Shares, the S&P Midcap 400 Index and the Russell Midcap Growth Index. Janus Aspen Mid Cap Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P Midcap 400 Index is represented by a solid black line. The Russell Midcap Growth Index is represented by a gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Mid Cap Growth Portfolio - Institutional Shares ($25,900) as compared to the S&P Midcap 400 Index ($38,581) and the Russell Midcap Growth Index ($25,359).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                         One       Five       Ten       Since
                                         Year      Year       Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth
Portfolio - Institutional Shares        35.10%    (1.95)%     8.17%      9.68%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth
Portfolio - Service Shares              34.76%    (2.28)%     7.96%      9.40%
--------------------------------------------------------------------------------
Russell Midcap Growth Index#            42.71%     2.01%      9.40%      9.46%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                    35.62%     9.21%     13.93%     14.01%
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its equity assets in securities issued by medium-sized companies.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                   [PIE CHART]

Net Cash and Cash Equivalents -- 4.3%

Common Stock -- Foreign -- 7.1%

Common Stock -- Domestic -- 88.6%

Number of Stocks:  97
Top 10 Equities: 22.2%


12  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Kinder Morgan, Inc.                                     3.1%                2.6%
Berkshire Hathaway, Inc. - Class B                      3.0%                3.3%
Lamar Advertising Co.                                   2.6%                2.8%
St. Jude Medical, Inc.                                  2.3%                2.0%
International Game Technology                           2.0%                2.5%
EchoStar Communications Corp.
  - Class A                                             1.9%                1.6%
Ball Corp.                                              1.9%                1.7%
Cendant Corp.                                           1.8%                0.9%
EOG Resources, Inc.                                     1.8%                2.0%
Murphy Oil Corp.                                        1.8%                1.3%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                            Russell Midcap   Janus Aspen Mid Cap
                                              Growth Index      Growth Portfolio

Oil Companies -- Exploration and Production           1.1%                  4.6%
Medical -- Instruments                                0.5%                  3.2%
Diversified Operations                                0.8%                  3.2%
Electronic Components -- Semiconductors               5.7%                  3.1%
Semiconductor Equipment                               2.3%                  3.1%
Pipelines                                             0.4%                  3.1%
Reinsurance                                           0.0%                  3.0%
Fiduciary Banks                                       0.3%                  2.8%
Semiconductor Components/Integrated Circuits          0.6%                  2.7%
Advertising Sales                                     0.2%                  2.6%

--------------------------------------------------------------------------------

(1)   All returns include reinvested dividends and capital gains.

      See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Mid Cap Growth Portfolio - Institutional Shares 34th out of 44 and 6th out of 14 variable annuity mid-cap growth funds for the 5- and 10-year periods, respectively.

*The Portfolio's inception date - September 13, 1993.

#Since inception return calculated from August 31, 1993.

See "Explanations of Charts, Tables and Financial Statements."

Effective May 1, 2003, Janus Aspen Aggressive Growth Portfolio changed its name to Janus Aspen Mid Cap Growth Portfolio and adopted a new policy to invest at least 80% of its net assets in equity securities of mid-sized companies.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003, Janus Aspen Mid Cap Growth Portfolio changed its primary benchmark from the S&P MidCap 400 Index to the Russell Midcap Growth Index. This change was made in connection with the Portfolio's name change from Janus Aspen Aggressive Growth Portfolio to Janus Aspen Mid Cap Growth Portfolio and corresponding changes in investment policies. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  13

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--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.7%
Advertising Agencies - 0.8%
     905,005    Interpublic Group of Companies, Inc.*,# .........$   14,118,078

Advertising Sales - 2.6%
   1,293,503    Lamar Advertising Co.* ..........................    48,273,532

Airlines - 1.2%
     433,610    Ryanair Holdings PLC (ADR)*,# ...................    21,958,010

Apparel Manufacturers - 0.5%
     287,020    Liz Claiborne, Inc. .............................    10,177,729

Applications Software - 0.4%
     152,905    Citrix Systems, Inc.* ...........................     3,243,115
      79,600    National Instruments Corp.# .....................     3,619,412

                                                                      6,862,527

Athletic Footwear - 0.6%
      57,892    Puma A.G. Rudolf Dassler Sport ..................    10,223,107

Audio and Video Products - 1.2%
     303,340    Harman International Industries, Inc. ...........    22,441,093

Automotive - Truck Parts and Equipment - Original - 1.0%
     291,330    Lear Corp. ......................................    17,867,269

Building - Residential and Commercial - 1.2%
      46,380    NVR, Inc.*,# ....................................    21,613,080

Cable Television - 1.9%
   1,055,575    EchoStar Communications Corp. - Class A* ........    35,889,550

Casino Hotels - 1.4%
     594,910    Mandalay Resort Group ...........................    26,604,375

Casino Services - 2.0%
   1,045,400    International Game Technology*,# ................    37,320,780

Cellular Telecommunications - 0.7%
     929,920    Nextel Partners, Inc. - Class A* ................    12,507,424

Commercial Banks - 0.7%
     124,900    M&T Bank Corp. ..................................    12,277,670

Commercial Services - 0.1%
      53,485    Iron Mountain, Inc. .............................     2,114,797

Commercial Services - Finance - 2.5%
     320,115    Moody's Corp.# ..................................    19,382,963
     721,913    Paychex, Inc. ...................................    26,855,164

                                                                     46,238,127

Computer Services - 0.5%
     666,405    BISYS Group, Inc.* ..............................     9,916,106

Computers - 0.7%
     599,435    Apple Computer, Inc.* ...........................    12,809,926

Containers - Metal and Glass - 1.9%
     598,490    Ball Corp. ......................................    35,652,049

Data Processing and Management - 0.1%
      68,345    Certegy, Inc.*,# ................................     2,241,716

Disposable Medical Products - 1.0%
     237,480    C.R. Bard, Inc. .................................    19,295,250

Diversified Operations - 3.2%
   1,499,080    Cendant Corp.* ..................................    33,384,512
     182,085    ITT Industries, Inc. ............................    13,512,528
     215,785    SPX Corp.* ......................................    12,690,316

                                                                     59,587,356

E-Commerce/Services - 0.4%
     127,140    eBay, Inc.* .....................................     8,211,973

Electric Products - Miscellaneous - 0.7%
     270,755    AMETEK, Inc.# ...................................    13,066,636

Electronic Components - Miscellaneous - 1.1%
   1,314,850    Flextronics International, Ltd.
                  (New York Shares)* ............................    19,512,374

Electronic Components - Semiconductors - 3.1%
     274,265    Altera Corp.* ...................................     6,225,816
     457,360    Intersil Corp. - Class A ........................    11,365,395
     791,715    National Semiconductor Corp.* ...................    31,201,487
     410,095    NVIDIA Corp. ....................................     9,534,709

                                                                     58,327,407

Electronic Design Automation - 1.2%
     662,425    Cadence Design Systems, Inc.*,# .................    11,910,401
     283,230    Synopsys, Inc.*,# ...............................     9,561,845

                                                                     21,472,246

Enterprise Software/Services - 0.9%
     891,145    BMC Software, Inc.* .............................    16,619,854

Entertainment Software - 0.8%
     308,805    Electronic Arts, Inc.* ..........................    14,754,703

Fiduciary Banks - 2.8%
     532,020    Investors Financial Services Corp.# .............    20,434,888
     674,560    Northern Trust Corp. ............................    31,313,075

                                                                     51,747,963

Finance - Investment Bankers/Brokers - 0.6%
     138,265    Lehman Brothers Holdings, Inc. ..................    10,676,823

Finance - Other Services - 0.4%
     107,325    Chicago Mercantile Exchange Holdings, Inc.# .....     7,766,037

Financial Guarantee Insurance - 1.1%
     355,285    MGIC Investment Corp. ...........................    20,229,928

Food - Dairy Products - 1.3%
     757,970    Dean Foods Co.* .................................    24,914,474

Hotels and Motels - 2.2%
     227,330    Marriott International, Inc. - Class A ..........    10,502,646
     837,910    Starwood Hotels & Resorts Worldwide, Inc. .......    30,139,623

                                                                     40,642,269

Human Resources - 2.4%
     470,460    Manpower, Inc.# .................................    22,149,257
     971,710    Robert Half International, Inc.* ................    22,679,711

                                                                     44,828,968

Industrial Gases - 0.6%
     276,470    Praxair, Inc. ...................................    10,561,154

Internet Security - 0.4%
     453,625    Check Point Software Technologies, Ltd.
                  (New York Shares)* ............................     7,629,973

Investment Management and Advisory Services - 1.7%
     653,070    T. Rowe Price Group, Inc.# ......................    30,962,049

Medical - Biomedical and Genetic - 2.5%
     412,555    Celgene Corp.*,# ................................    18,573,226
     396,960    Invitrogen Corp.*,# .............................    27,787,200

                                                                     46,360,426

See Notes to Schedules of Investments and Financial Statements.


14  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Generic Drugs - 1.5%
     352,002    Barr Laboratories, Inc.* ........................$   27,086,554

Medical - HMO - 0.7%
     166,145    Anthem, Inc.*,# .................................    12,460,875

Medical Instruments - 3.2%
     731,680    Apogent Technologies, Inc.* .....................    16,857,907
     706,055    St. Jude Medical, Inc.* .........................    43,316,473

                                                                     60,174,380

Medical Products - 1.8%
     437,722    INAMED Corp.*,# .................................    21,036,919
     140,865    Stryker Corp. ...................................    11,974,934

                                                                     33,011,853

Oil Companies - Exploration and Production - 4.6%
     719,565    EOG Resources, Inc. .............................    33,222,315
     496,865    Murphy Oil Corp. ................................    32,450,253
     641,650    Pioneer Natural Resources Co.* ..................    20,487,885

                                                                     86,160,453

Oil Field Machinery and Equipment - 0.6%
     276,430    Smith International, Inc.*,# ....................    11,477,374

Optical Supplies - 0.5%
     146,740    Alcon, Inc. (New York Shares)# ..................     8,883,640

Pipelines - 3.1%
     963,660    Kinder Morgan, Inc. .............................    56,952,306

Property and Casualty Insurance - 1.2%
     413,932    W. R. Berkley Corp. .............................    14,466,923
     107,430    XL Capital, Ltd. - Class A ......................     8,331,197

                                                                     22,798,120

Publishing - Newspapers - 0.4%
     108,975    McClatchy Co. - Class A .........................     7,497,480

Radio - 1.9%
     328,661    Cox Radio, Inc. - Class A*,# ....................     8,292,117
     189,756    Entercom Communications Corp.* ..................    10,049,478
     500,910    Westwood One, Inc.* .............................    17,136,131

                                                                     35,477,726

Recreational Vehicles - 0.5%
     110,350    Polaris Industries, Inc.# .......................     9,774,803

Reinsurance - 3.0%
      19,791    Berkshire Hathaway, Inc. - Class B* .............    55,711,665

Retail - Auto Parts - 1.4%
     155,600    Advance Auto Parts, Inc.* .......................    12,665,840
     146,875    AutoZone, Inc.* .................................    12,515,219

                                                                     25,181,059

Retail - Discount - 0.6%
     363,547    Fred's, Inc.# ...................................    11,262,686

Retail - Home Furnishings - 0.4%
     379,273    Pier 1 Imports, Inc. ............................     8,290,908

Retail - Office Supplies - 1.4%
     930,495    Staples, Inc.* ..................................    25,402,514

Retail - Restaurants - 2.2%
     625,710    Darden Restaurants, Inc.# .......................    13,164,938
     181,240    Outback Steakhouse, Inc. ........................     8,012,620
     591,735    Yum! Brands, Inc.* ..............................    20,355,685

                                                                     41,533,243

Schools - 1.6%
     438,039    Apollo Group, Inc. - Class A* ...................    29,786,652

Semiconductor Components/Integrated Circuits - 2.7%
     515,880    Emulex Corp.*,# .................................    13,763,678
     376,720    Integrated Circuit Systems, Inc.*,# .............    10,732,753
     684,585    Marvell Technology Group, Ltd.*,# ...............    25,966,309

                                                                     50,462,740

Semiconductor Equipment - 3.1%
     535,055    KLA-Tencor Corp.* ...............................    31,391,676
     609,165    Novellus Systems, Inc.* .........................    25,615,388

                                                                     57,007,064
Telecommunication Equipment - 1.1%
     287,140    Harris Corp. ....................................    10,896,963
     247,795    UTStarcom, Inc.*,# ..............................     9,185,761

                                                                     20,082,724
Telecommunication Services - 0.9%
     715,610    Amdocs, Ltd. (New York Shares)* .................    16,086,913

Television - 1.1%
     536,823    Univision Communications, Inc. - Class A ........    21,306,505

Textile-Home Furnishings - 1.5%
     390,835    Mohawk Industries, Inc.* ........................    27,569,501

Therapeutics - 1.6%
     193,575    Gilead Sciences, Inc.*,# ........................    11,254,451
     321,660    Neurocrine Biosciences, Inc.* ...................    17,543,336

                                                                     28,797,787

Toys - 0.8%
     502,305    Marvel Enterprises, Inc.*,# .....................    14,622,099

Transportation - Air Freight - 0.8%
     436,705    CNF, Inc.# ......................................    14,804,300

Transportation - Railroad - 0.7%
     191,145    Canadian National Railway Co.
                  (New York Shares) .............................    12,095,656

Transportation - Services - 0.4%
     200,995    Expeditors International of Washington, Inc. ....     7,569,472
--------------------------------------------------------------------------------
Total Common Stock (cost $1,364,340,408) ........................ 1,773,603,860
--------------------------------------------------------------------------------
Other Securities - 8.9%
$  1,588,113    Letter of Credit+ ...............................     1,588,113
                State Street Navigator Securities Lending
 162,747,271      Prime Portfolio+ ..............................   162,747,271
--------------------------------------------------------------------------------
Total Other Securities (cost $164,335,384) ......................   164,335,384
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 3.9%
                Federal Home Loan Bank System
  72,900,000      0.65%, 1/2/04
                  (amortized cost $72,898,684) ..................    72,898,684
--------------------------------------------------------------------------------
Time Deposit - 0.8%
                Fifth Third Bank
  15,500,000      0.90625%, 1/2/04
                  (cost $15,500,000) ............................    15,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,617,074,476) - 109.3% .......... 2,026,337,928
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (9.3)%..  (172,077,366)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,854,260,562
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  15

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--------------------------------------------------------------------------------

JANUS ASPEN MID CAP GROWTH PORTFOLIO

Summary of Investments by Country, December 31, 2003

Country                             % of Investment Securities     Market Value
--------------------------------------------------------------------------------
Bermuda                                                   1.3%    $   25,966,309
Canada                                                    0.7%        12,095,656
Cayman Islands                                            0.4%         8,331,196
Germany                                                   0.5%        10,223,107
Ireland                                                   1.1%        21,958,010
Israel                                                    0.4%         7,629,972
Singapore                                                 0.9%        19,512,374
Switzerland                                               0.4%         8,883,640
United Kingdom                                            0.8%        16,086,913
United States++                                          93.5%     1,895,650,751
--------------------------------------------------------------------------------
Total                                                   100.0%    $2,026,337,928

++Includes Short-Term Securities (81.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


16  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 23.34% for its Institutional Shares and 23.60% for its Service Shares, while its benchmark, the S&P 500(R) Index, advanced 28.67%.(1) For the period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total return, placing 176th out of 219 variable annuity large-cap core funds tracked by Lipper, Inc., a Reuters company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

I'd like to begin by saying that nothing is more important to me than the integrity of your investment. I take the recent investigation into mutual fund trading practices very personally and am committed to doing what is necessary to prove to you that, despite the issues we are facing today, Janus continues to stand for integrity and will act in the best interest of its shareholders - always.

Now that you know my view on integrity, I want to briefly state my overall investment approach, which holds true regardless of economic environment. First, I manage the Portfolio for shareholders who want long-term exposure to the stock market yet some potential downside protection in difficult times. "Growth and Income" is an apt description in practicality. Common growth stocks usually represent 80-90% of the holdings, while fixed-income and convertible securities represent between 10-20%. When the market is strong, the growth stocks should potentially drive performance, and during periods of weakness, the more income-oriented investments are designed to lend support.

I tend to gravitate toward larger, established companies that I believe have sustainable competitive advantages. Because of their stability and solid growth prospects, these often end up to be core, long-term holdings like Citigroup. There are also a smaller amount of investments in companies undergoing significant change or encountering what we believe are short-term dislocations such as Tyco International. Meanwhile, holdings in fixed income and convertibles are based on company fundamentals rather than interest rate bets. That said, I consider the appropriate risk/reward tradeoff in evaluating the free cash flow and return on invested capital for all of our investments.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Our best performer during the period was global financial services powerhouse and longtime holding Citigroup. Tyco International, the Bermuda-based holding company with a range of businesses including electronic security services,


                                       Janus Aspen Series  December 31, 2003  17

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--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO (unaudited)

fiber-optic networks and medical products, also helped boost the Portfolio's returns, as did analog- and mixed-signal circuit maker Maxim Integrated Products. Other top contributors were media property holding company Liberty Media along with cable giant Comcast.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Citigroup
  Tyco International
  Maxim Integrated Products
  Liberty Media
  Comcast
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Keeping our overall investment approach in mind, some stocks did experience setbacks during the period. Among the most significant were Stanley Works, which manufactures tools and doors, and defense contractor General Dynamics. SBC Communications, a diversified telecommunications company, also weighed on results. Our list of top five detractors was rounded out by the world's largest discount broker Charles Schwab and German car maker Bayerishe Motoren-Werke, better known as BMW.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Stanley Works
  General Dynamics
  SBC Communications
  Charles Schwab
  BMW
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

I adhere to a bottom-up process of selecting stocks, meaning I invest in what I believe are outstanding companies without regard to the sectors in which they fall. However, sector weightings can and often do have an impact on performance. For instance, our telecommunication services position proved to be a detractor from absolute performance, though our underweighting versus the benchmark aided relative performance. Materials was our second-weakest sector, yet it actually contributed on an absolute basis. On the positive end were the information technology and consumer discretionary categories. However, a deeper inspection reveals that the Portfolio's individual stock picks from both sectors fell short, which ultimately detracted from relative performance.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

After a very fulfilling experience as manager of the Portfolio, I have decided that the time is right to transition my responsibilities to my assistant portfolio manager and longtime colleague Minyoung (Min) Sohn, effective January 1, 2004. In the five years that I have worked with Min, initially in his role as a research analyst and more recently in an assistant portfolio manager capacity, he has demonstrated an exceptional ability to generate new ideas among large-cap companies across a broad range of industries, including the financial, retail, consumer, Internet and energy sectors. His strong research skills combined with his demonstrated analytic abilities have helped the Portfolio deliver solid long-term performance. As portfolio manager, Min will continue to look for consistent, well-established companies selected for their growth potential, while seeking to minimize downside risk by investing in select income-generating securities.

Moreover, he will be supported by a research team that is deeper and, in my opinion, more experienced than any in Janus' 34-year history. Over the last year, we have hired a solid combination of new and seasoned analytical talent, many of whom are making an instant difference in the quality of our information. I will continue to be a member of this team as manager of Janus Mercury Fund.

I am highly confident that Min, with support from our expanded research team, will continue to deliver the results that our shareholders expect. In fact, given my experience working with Min over the past several years, I believe that allowing him to put his full energies and talent to work is the right decision for shareholders.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Growth and Income Portfolio - Institutional Shares          $15,056
S&P 500(R) Index                                                        $10,858

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Growth and Income Portfolio - Institutional Shares and the S&P 500(R) Index. Janus Aspen Growth and Income Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Growth and Income Portfolio - Institutional Shares ($15,056) as compared to the S&P 500(R) Index ($10,858).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                   One       Five       Since
                                                   Year      Year     Inception*
--------------------------------------------------------------------------------
Janus Aspen Growth and Income
Portfolio - Institutional Shares                  23.34%     4.68%       7.49%
--------------------------------------------------------------------------------
Janus Aspen Growth and Income
Portfolio - Service Shares                        23.60%     4.37%       7.23%
--------------------------------------------------------------------------------
S&P 500(R) Index                                  28.67%    (0.57)%      1.46%
--------------------------------------------------------------------------------


18  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth and current income by investing up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities that the portfolio manager believes have income potential.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock -- 1.0%

Corporate Bonds -- Domestic -- 1.5%

Net Cash and Cash Equivalents -- 4.3%

Common Stock -- Foreign -- 14.3%

Common Stock -- Domestic -- 78.9%

Number of Stocks: 78
Number of Bonds: 6
Top 10 Equities: 27.8%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Citigroup, Inc.                                         4.3%                4.2%
Tyco International, Ltd.
  (New York Shares)                                     4.2%                  --
Exxon Mobil Corp.                                       2.8%                3.7%
Roche Holding A.G.                                      2.6%                  --
Microsoft Corp.                                         2.6%                3.3%
Cisco Systems, Inc.                                     2.3%                  --
Procter & Gamble Co.                                    2.3%                1.8%
U.S. Bancorp                                            2.3%                2.1%
Liberty Media Corp. - Class A                           2.2%                2.6%
Fannie Mae                                              2.2%                2.2%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                                     Janus Aspen
                                             S&P 500(R)               Growth and
                                                  Index         Income Portfolio

Diversified Operations                             5.3%                     8.7%
Finance -- Investment Bankers/Brokers              5.2%                     5.7%
Medical -- Drugs                                   6.8%                     4.5%
Multimedia                                         2.2%                     4.0%
Cable Television                                   0.7%                     4.0%
Broadcast Services and Programming                 0.3%                     3.8%
Oil Companies -- Integrated                        4.3%                     3.5%
Super-Regional Banks                               5.4%                     3.3%
Medical -- HMO                                     0.7%                     3.1%
Semiconductor Components/Integrated Circuits       0.4%                     3.0%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Growth and Income Portfolio - Institutional Shares 3rd out of 109 variable annuity large-cap core funds for the 5-year period.

*The Portfolio's inception date - May 1, 1998.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Effective January 1, 2004, Minyoung Sohn replaced David Corkins as the manager of Janus Aspen Growth and Income Portfolio.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 93.2%
Advertising Sales - 1.2%
      27,600    Lamar Advertising Co.* ..........................$    1,030,032

Aerospace and Defense - 1.3%
      22,985    Lockheed Martin Corp. ...........................     1,181,429

Airlines - 0.6%
      31,155    Southwest Airlines Co. ..........................       502,842

Applications Software - 2.6%
      82,406    Microsoft Corp. .................................     2,269,461

Beverages - Non-Alcoholic - 1.2%
      22,871    PepsiCo, Inc. ...................................     1,066,246

Brewery - 1.9%
      31,640    Anheuser-Busch Companies, Inc. ..................     1,666,795

Broadcast Services and Programming - 3.8%
      31,633    Clear Channel Communications, Inc. ..............     1,481,373
     163,183    Liberty Media Corp. - Class A* ..................     1,940,246

                                                                      3,421,619

Cable Television - 3.5%
      57,528    Comcast Corp. - Special Class A* ................     1,799,476
      37,146    Cox Communications, Inc. - Class A* .............     1,279,680

                                                                      3,079,156

Computer Services - 0.8%
      33,420    Ceridian Corp.* .................................       699,815

Computers - 2.1%
      15,036    Dell, Inc.* .....................................       510,623
      14,505    IBM Corp. .......................................     1,344,323

                                                                      1,854,946

Computers - Peripheral Equipment - 0.8%
       9,200    Lexmark International Group, Inc. - Class A* ....       723,488

Cosmetics and Toiletries - 2.9%
      14,290    International Flavors & Fragrances, Inc. ........       499,007
      20,596    Procter & Gamble Co. ............................     2,057,128

                                                                      2,556,135

Disposable Medical Products - 0.7%
       8,215    C.R. Bard, Inc. .................................       667,469

Diversified Operations - 8.7%
      13,600    3M Co. ..........................................     1,156,408
      56,108    General Electric Co. ............................     1,738,226
      18,025    Honeywell International, Inc. ...................       602,576
       7,181    Louis Vuitton Moet Hennessy S.A.#,** ............       522,633
     141,660    Tyco International, Ltd. (New York Shares) ......     3,753,989

                                                                      7,773,832

E-Commerce/Products - 0.2%
       3,580    Amazon.com, Inc.* ...............................       188,451

E-Commerce/Services - 0.2%
       3,230    eBay, Inc.* .....................................       208,626

Electric Products - Miscellaneous - 1.1%
       5,300    Samsung Electronics Company, Ltd. (GDR) .........       996,400

Electronic Components - Semiconductors - 2.9%
      41,250    Intel Corp. .....................................     1,328,251
      11,205    NVIDIA Corp.*,# .................................       260,516
      33,546    Texas Instruments, Inc. .........................       985,581

                                                                      2,574,348

Enterprise Software/Services - 1.2%
      20,865    Computer Associates International, Inc. .........       570,449
      40,585    Oracle Corp.* ...................................       535,722

                                                                      1,106,171

Entertainment Software - 0.7%
      12,260    Electronic Arts, Inc.* ..........................       585,783

Finance - Commercial - 1.3%
      32,330    CIT Group, Inc. .................................     1,162,264

Finance - Investment Bankers/Brokers - 5.7%
      79,772    Citigroup, Inc. .................................     3,872,133
      12,465    Goldman Sachs Group, Inc. .......................     1,230,669

                                                                      5,102,802

Finance - Mortgage Loan Banker - 2.2%
      25,628    Fannie Mae ......................................     1,923,638

Financial Guarantee Insurance - 0.3%
       4,380    MGIC Investment Corp. ...........................       249,397

Food - Retail - 0.1%
         675    Whole Foods Market, Inc. ........................        45,313

Hotels and Motels - 2.5%
      36,162    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .............................       981,436
       6,650    Four Seasons Hotels, Inc. .......................       340,148
      24,045    Starwood Hotels & Resorts Worldwide, Inc. .......       864,899

                                                                      2,186,483

Medical - Biomedical and Genetic - 0.2%
       3,565    Amgen, Inc.* ....................................       220,317

Medical - Drugs - 4.5%
      46,778    Pfizer, Inc. ....................................     1,652,667
      23,225    Roche Holding A.G.** ............................     2,342,687

                                                                      3,995,354
Medical - HMO - 3.1%
      15,840    Aetna, Inc. .....................................     1,070,467
      28,738    UnitedHealth Group, Inc. ........................     1,671,977

                                                                      2,742,444
Medical Instruments - 2.0%
      30,504    Medtronic, Inc. .................................     1,482,800
       4,195    St. Jude Medical, Inc.* .........................       257,363

                                                                      1,740,163

Medical Products - 0.2%
       2,655    INAMED Corp.* ...................................       127,599

Multi-Line Insurance - 1.9%
      26,056    American International Group, Inc. ..............     1,726,992

Multimedia - 4.0%
      95,520    Time Warner, Inc.* ..............................     1,718,405
      27,185    Viacom, Inc. - Class B ..........................     1,206,470
      27,406    Walt Disney Co. .................................       639,382

                                                                      3,564,257

Networking Products - 2.3%
      84,795    Cisco Systems, Inc.* ............................     2,059,671

Non-Hazardous Waste Disposal - 1.2%
      37,145    Waste Management, Inc. ..........................     1,099,492

Oil Companies - Exploration and Production - 1.5%
      34,989    EnCana Corp. (New York Shares) ..................     1,379,966

See Notes to Schedules of Investments and Financial Statements.


20  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Integrated - 3.5%
       9,624    ConocoPhillips ..................................$      631,046
      60,325    Exxon Mobil Corp. ...............................     2,473,325

                                                                      3,104,371

Pharmacy Services - 1.9%
      31,815    Caremark Rx, Inc.*,# ............................       805,874
      26,875    Medco Health Solutions, Inc.* ...................       913,481

                                                                      1,719,355

Pipelines - 0.6%
       9,616    Kinder Morgan, Inc. .............................       568,306

Publishing - Newspapers - 1.4%
      13,670    Gannett Company, Inc. ...........................     1,218,817

Reinsurance - 2.1%
         667    Berkshire Hathaway, Inc. - Class B* .............     1,877,605

Retail - Auto Parts - 0.2%
       2,355    AutoZone, Inc.* .................................       200,670

Retail - Office Supplies - 0.4%
      14,680    Staples, Inc.* ..................................       400,764

Retail - Pet Food and Supplies - 0.3%
       9,525    PETsMART, Inc. ..................................       226,695

Semiconductor Components/Integrated Circuits - 3.0%
      21,960    Linear Technology Corp. .........................       923,857
      35,854    Maxim Integrated Products, Inc. .................     1,785,529

                                                                      2,709,386

Semiconductor Equipment - 1.0%
      41,380    Applied Materials, Inc.* ........................       928,981

Soap and Cleaning Preparations - 0.3%
      11,069    Reckitt Benckiser PLC ...........................       250,465

Super-Regional Banks - 3.3%
      10,870    Bank of America Corp. ...........................       874,274
      68,490    U.S. Bancorp ....................................     2,039,632

                                                                      2,913,906

Telecommunication Equipment - 1.2%
      60,910    Nokia Oyj (ADR)** ...............................     1,035,470

Television - 0.3%
      18,566    British Sky Broadcasting Group PLC* .............       233,649

Toys - 1.0%
      47,240    Mattel, Inc. ....................................       910,315

Transportation - Railroad - 1.0%
      13,905    Canadian National Railway Co.
                  (New York Shares) .............................       879,908

Web Portals/Internet Service Providers - 0.3%
       6,760    Yahoo!, Inc.* ...................................       305,349
--------------------------------------------------------------------------------
Total Common Stock (cost $70,565,890) ...........................    82,963,208
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Advertising Sales - 0.1%
     $80,000    Lamar Advertising Co., 2.875%
                  convertible senior notes, due 12/31/10 ........        82,000

Cable Television - 0.5%
     420,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ............................       484,432

Non-Hazardous Waste Disposal - 0.1%
      45,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .....................        48,713

Oil Companies - Exploration and Production - 0.2%
     363,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 ...........       196,928

Telephone - Integrated - 0.3%
     185,000    Centurytel, Inc., 8.375%
                  senior notes, due 10/15/10 ....................       224,503
Toys - 0.3%
     250,000    Mattel, Inc., 6.125%
                  notes, due 7/15/05 ............................       263,822
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,161,576) .........................     1,300,398
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Automotive - Cars and Light Trucks - 0.8%
       1,235    Porsche A.G.#,** ................................       730,594

Non-Hazardous Waste Disposal - 0.2%
       2,030    Allied Waste Industries, Inc.
                  convertible, 6.25%# ...........................       155,295
--------------------------------------------------------------------------------
Total Preferred Stock (cost $511,598) ...........................       885,889
--------------------------------------------------------------------------------
Other Securities - 1.7%
                State Street Navigator Securities Lending
  $1,508,012      Prime Portfolio+ (cost $1,508,012) ............     1,508,012
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 3.0%
                Federal Home Loan Bank System
   2,700,000      0.65%, 1/2/04
                  (amortized cost $2,699,951) ...................     2,699,951
--------------------------------------------------------------------------------
Total Investments (total cost $76,447,027) - 100.4% .............    89,357,458
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%..      (318,600)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   89,038,858
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GROWTH AND INCOME PORTFOLIO

Summary of Investments by Country, December 31, 2003

Country                                % of Investment Securities   Market Value
--------------------------------------------------------------------------------
Bermuda                                                      4.2%    $ 3,753,989
Canada                                                       4.0%      3,581,458
Finland                                                      1.2%      1,035,470
France                                                       0.6%        522,633
Germany                                                      0.8%        730,594
South Korea                                                  1.1%        996,400
Switzerland                                                  2.6%      2,342,687
United Kingdom                                               0.5%        484,114
United States++                                             85.0%     75,910,113
--------------------------------------------------------------------------------
Total                                                      100.0%    $89,357,458

++Includes Short-Term Securities (80.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                  Currency            Currency       Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                        630,000           $ 792,602        $(64,375)
Swiss Franc 3/26/04                 550,000             445,917         (37,329)
Swiss Franc 4/16/04                 225,000             182,511         (12,321)
--------------------------------------------------------------------------------
Total                                                $1,421,030       $(114,025)

See Notes to Schedules of Investments and Financial Statements.


22  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO (unaudited)


PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 23.10% for its Institutional Shares and 25.08% for its Service Shares, while its benchmark, the S&P 500(R) Index, advanced 28.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total return, placing 192nd out of 219 variable annuity large-cap core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Equities commanded the investing world's spotlight over the past 12 months as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in June in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Considering the sluggish pace of the economic recovery and the overhang of war and the SARS epidemic, I felt it prudent to keep the Portfolio defensively positioned early in the year. As such, much of the Portfolio consisted of companies with lower but more consistent growth potential and those using cash flow to reduce debt or pay dividends.

Unfortunately, this strategy hindered performance through the latter part of the period as the financial markets quickly discounted an anticipated economic recovery. In turn, companies offering high revenue growth potential were more richly rewarded than those delivering steady returns.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Reflecting my efforts to strike a balance between value and growth names, the top two performers in the Portfolio were Internet service provider Yahoo! and industrial conglomerate Tyco International. Financial services giant Citigroup added solid gains, as did semiconductor chip maker Texas Instruments. Meanwhile, diversified consumer and industrial goods manufacturer 3M advanced, boosted by steadily beating earnings expectations throughout the year.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Yahoo!
  Tyco International
  Citigroup
  Texas Instruments
  3M
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO (unaudited)

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among the names that struggled were trucking and logistics firm CNF and payroll and tax filing outsourcer Automatic Data Processing, which was hampered by the uncertain employment environment. Also weighing on the Portfolio were massive insurer American International Group, better known as AIG, pharmacy benefit manager Caremark Rx and Canada-based Accenture, the management consulting firm previously known as Andersen Consulting.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  CNF
  Automatic Data Processing
  American International Group
  Caremark Rx
  Accenture
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

While sector weightings often do affect the Portfolio's returns, I want to point out that our focus, first and foremost, is on individual companies and the business characteristics they possess that we believe will result in rising earnings and, in turn, share prices. Sector weightings, therefore, are merely a residual of our stock-picking process. That said, the telecommunication services sector was the only group that generated a negative return on an absolute basis, although we were underweight relative to the benchmark. Also producing a sub-par result was the utilities sector, which actually had a positive contribution on an absolute basis. The consumer discretionary group, where we had a weighting more than twice that of our benchmark, accounted for our largest gain, followed by holdings within the information technology sector.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Simply put, I have shelved last year's full-court-press defense in favor of more offense. This translates into my repositioning the Portfolio by investing in a mix of companies that I believe possess greater operating leverage to the economy as well as those with accelerating revenue growth rates. However, my discipline with respect to valuation and my commitment to striking a balance between value and growth remain priorities.

On a more personal note, I want to express my disappointment in this year's performance. My view on the economy clearly proved too cautious. Moving forward, I assure you that I am focused on structuring the Portfolio around the best ideas our research has uncovered. Not a day goes by when I don't stop to think about the responsibility and trust that our investors have placed in me and in the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Core Equity Portfolio - Institutional Shares                $22,767
S&P 500(R) Index                                                        $15,317

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Core Equity Portfolio - Institutional Shares and the S&P 500(R) Index. Janus Aspen Core Equity Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through December 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Core Equity Portfolio - Institutional Shares ($22,767) as compared to the S&P 500(R) Index ($15,317).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                    One        Five     Since
                                                    Year       Year   Inception*
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio
- Institutional Shares                             23.10%      2.94%    13.13%
--------------------------------------------------------------------------------
Janus Aspen Core Equity Portfolio
- Service Shares                                   25.08%      2.94%    13.07%
--------------------------------------------------------------------------------
S&P 500(R) Index                                   28.67%     (0.57)%    6.60%
--------------------------------------------------------------------------------


24  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of its assets in equity securities selected for their growth potential. The portfolio manager will seek conservative, solid, cornerstone equity companies of any size.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock -- 0.4%

Net Cash and Cash Equivalents -- 2.6%

Common Stock -- Foreign -- 21.1%

Common Stock -- Domestic -- 75.9%


Number of Stocks: 89
Top 10 Equities: 28.2%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002
Tyco International, Ltd.
  (New York Shares)                                     4.2%                --
Time Warner, Inc.                                       3.5%                1.0%
3M Co.                                                  2.9%                2.1%
Waste Management, Inc.                                  2.7%                1.1%
General Electric Co.                                    2.6%                1.6%
Roche Holding A.G.                                      2.6%                --
Citigroup, Inc.                                         2.6%                2.5%
Texas Instruments, Inc.                                 2.4%                0.6%
Marriott International, Inc.
  - Class A                                             2.4%                1.2%
Procter & Gamble Co.                                    2.3%                1.3%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                           S&P 500(R)           Janus Aspen Core
                                                Index           Equity Portfolio

Diversified Operations                           5.3%                      14.0%
Hotels and Motels                                0.2%                       6.0%
Multimedia                                       2.2%                       4.2%
Medical -- Drugs                                 6.8%                       4.2%
Electronic Components -- Semiconductors          3.2%                       3.7%
Finance -- Investment Bankers/Brokers            5.2%                       3.4%
Finance -- Mortgage Loan Banker                  1.2%                       2.9%
Cosmetic and Toiletries                          2.4%                       2.9%
Computers                                        3.3%                       2.8%
Oil Companies -- Integrated                      4.3%                       2.8%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Core Equity Portfolio - Institutional Shares 8th out of 109 variable annuity large-cap core funds for the 5-year period.

*The Portfolio's inception date - May 1, 1997.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total returns for each class would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 97.0%
Advertising Sales - 1.3%
       3,745    Lamar Advertising Co.* ..........................$      139,763

Aerospace and Defense - 1.7%
         770    General Dynamics Corp. ..........................        69,600
       2,200    Lockheed Martin Corp. ...........................       113,080

                                                                        182,680

Agricultural Chemicals - 1.2%
       1,575    Potash Corporation Of Saskatchewan, Inc.
                  (New York Shares) .............................       136,206

Airlines - 0.4%
       2,480    Southwest Airlines Co. ..........................        40,027

Applications Software - 1.3%
       5,025    Microsoft Corp. .................................       138,389

Audio and Video Products - 0.6%
         950    Harman International Industries, Inc. ...........        70,281

Automotive - Cars and Light Trucks - 0.9%
         608    BMW A.G.** ......................................        28,337
       1,500    Honda Motor Company, Ltd. .......................        66,623

                                                                         94,960

Automotive - Truck Parts and Equipment - Original - 0.7%
       1,170    Lear Corp. ......................................        71,756

Beverages - Non-Alcoholic - 0.9%
       2,215    Pepsico, Inc. ...................................       103,263

Brewery - 1.3%
       2,659    Anheuser-Busch Companies, Inc. ..................       140,076

Broadcast Services and Programming - 1.0%
       2,010    Fox Entertainment Group, Inc. - Class A* ........        58,592
       3,925    Liberty Media Corp. - Class A* ..................        46,668

                                                                        105,260

Cable Television - 0.5%
       1,651    Comcast Corp. - Class A* ........................        54,268

Cellular Telecommunications - 0.3%
       2,045    Western Wireless Corp. - Class A* ...............        37,546

Chemicals - Diversified - 0.4%
       1,010    Dow Chemical Co. ................................        41,986

Chemicals - Specialty - 0.7%
       5,990    Syngenta A.G. (ADR) .............................        80,745

Computers - 2.8%
       4,255    Dell, Inc.* .....................................       144,500
       1,780    IBM Corp. .......................................       164,970

                                                                        309,470

Computers - Peripheral Equipment - 0.5%
         650    Lexmark International Group, Inc. - Class A* ....        51,116

Cosmetics and Toiletries - 2.9%
       1,920    International Flavors & Fragrances, Inc. ........        67,046
       2,460    Procter & Gamble Co. ............................       245,705

                                                                        312,751

Data Processing and Management - 0.6%
       1,760    VERITAS Software Corp.* .........................        65,402

Diversified Operations - 14.0%
       3,720    3M Co. ..........................................       316,312
       9,276    General Electric Co. ............................       287,370
       6,830    Honeywell International, Inc. ...................       228,327
       3,127    Louis Vuitton Moet Hennessy S.A.** ..............       227,583
      17,290    Tyco International, Ltd. (New York Shares) ......       458,185

                                                                      1,517,777

E-Commerce/Products - 0.4%
         760    Amazon.com, Inc.* ...............................        40,006

E-Commerce/Services - 0.6%
       1,075    Ebay, Inc.* .....................................        69,434

Electric Products - Miscellaneous - 1.2%
         266    Samsung Electronics Company, Ltd.** .............       100,685
         175    Samsung Electronics Company,
                  Ltd. (GDR)** ..................................        32,900

                                                                        133,585

Electronic Components - Semiconductors - 3.7%
       4,380    Intel Corp. .....................................       141,036
       8,995    Texas Instruments, Inc. .........................       264,273

                                                                        405,309

Enterprise Software/Services - 1.0%
       8,595    Oracle Corp.* ...................................       113,454

Finance - Investment Bankers/Brokers - 3.4%
       5,701    Citigroup, Inc. .................................       276,726
         930    Goldman Sachs Group, Inc. .......................        91,819

                                                                        368,545

Finance - Mortgage Loan Banker - 2.9%
       1,026    Countrywide Financial Corp. .....................        77,822
       4,175    Freddie Mac .....................................       243,486

                                                                        321,308

Hotels And Motels - 6.0%
       3,930    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .............................       106,660
       1,170    Four Seasons Hotels, Inc. .......................        59,846
       5,555    Marriott International, Inc. - Class A ..........       256,641
       6,490    Starwood Hotels & Resorts Worldwide, Inc. .......       233,445

                                                                        656,592

Machinery - Construction And Mining - 0.8%
       3,575    Komatsu, Ltd. (ADR) .............................        90,305

Medical - Biomedical And Genetic - 0.4%
       1,075    Celgene Corp.* ..................................        48,397

Medical - Drugs - 4.2%
         675    Novartis A.G. (ADR) .............................        30,976
       3,835    Pfizer, Inc. ....................................       135,491
       2,832    Roche Holding A.G. ..............................       285,661

                                                                        452,128

Medical - Generic Drugs - 1.2%
       1,710    Barr Laboratories, Inc.* ........................       131,585

Medical - HMO - 1.8%
       1,680    Aetna, Inc. .....................................       113,534
       1,455    Unitedhealth Group, Inc. ........................        84,652

                                                                        198,186

See Notes to Schedules of Investments and Financial Statements.


26  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical Instruments - 0.9%
       2,100    Medtronic, Inc. .................................$      102,081

Money Center Banks - 0.6%
       3,867    HSBC Holdings PLC** .............................        60,780

Multimedia - 4.2%
      21,190    Time Warner, Inc. ...............................       381,208
       1,662    Viacom, Inc. - Class B ..........................        73,760

                                                                        454,968

Networking Products - 1.6%
       7,190    Cisco Systems, Inc.* ............................       174,645

Non-Hazardous Waste Disposal - 2.7%
      10,000    Waste Management, Inc. ..........................       296,000

Oil Companies - Exploration And Production - 0.5%
         652    Apache Corp. ....................................        52,877

Oil Companies - Integrated - 2.8%
       4,415    Exxon Mobil Corp. ...............................       181,015
         675    Total S.A. - Class B** ..........................       125,498

                                                                        306,513

Paper And Related Products - 0.1%
         305    Aracruz Celulose S.A. (ADR) .....................        10,687

Pharmacy Services - 1.9%
       4,660    Caremark Rx, Inc.* ..............................       118,038
       2,530    Medco Health Solutions, Inc.* ...................        85,995

                                                                        204,033

Pipelines - 1.2%
       7,055    El Paso Corp. ...................................        57,780
       1,732    Kinder Morgan Management LLC* ...................        74,407

                                                                        132,187

Publishing - Newspapers - 2.7%
       2,225    Dow Jones & Company, Inc. .......................       110,916
       2,100    Gannett Company, Inc. ...........................       187,236

                                                                        298,152

Reinsurance - 1.8%
          69    Berkshire Hathaway, Inc. - Class B* .............       194,235

Retail - Consumer Electronics - 0.7%
       1,360    Best Buy Company, Inc.* .........................        71,046

Retail - Discount - 2.0%
       1,555    Target Corp. ....................................        59,712
       2,921    Wal-Mart Stores, Inc. ...........................       154,959

                                                                        214,671

Retail - Jewelry - 0.4%
         865    Tiffany & Co. ...................................        39,098

Retail - Major Department Stores - 0.3%
       1,135    J.C. Penney Company, Inc. .......................        29,828

Semiconductor Components/Integrated Circuits - 1.1%
       1,303    Linear Technology Corp. .........................        54,817
       1,286    Maxim Integrated Products, Inc. .................        64,043

                                                                        118,860

Soap And Cleaning Preparations - 1.1%
       5,156    Reckitt Benckiser PLC** .........................       116,668

Super-Regional Banks - 2.0%
       1,655    Bank Of America Corp. ...........................       133,112
       2,713    U.S. Bancorp ....................................        80,793

                                                                        213,905

Telecommunication Equipment - 0.6%
       3,695    Nokia Oyj (ADR)** ...............................        62,815

Television - 0.2%
       2,108    British Sky Broadcasting Group PLC*,** ..........        26,529

Textile-Home Furnishings - 0.3%
         505    Mohawk Industries, Inc.* ........................        35,623

Therapeutics - 0.6%
       1,170    Neurocrine Biosciences, Inc.* ...................        63,812

Toys - 0.5%
       2,860    Mattel, Inc. ....................................        55,112

Transportation - Railroad - 2.1%
       1,350    Burlington Northern Santa Fe Corp. ..............        43,673
       2,985    Canadian National Railway Co.
                  (New York Shares) .............................       188,890

                                                                        232,563

Transportation - Services - 0.7%
       1,085    FedEx Corp. .....................................        73,238

Web Portals/Internet Service Providers - 1.8%
       4,340    Yahoo!, Inc.* ...................................       196,038
--------------------------------------------------------------------------------
Total Common Stock (cost $8,896,423) ............................    10,559,520
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
Automotive - Cars and Light Trucks - 0.4%
          73    Porsche A.G.** (cost $26,056) ...................        43,185
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 2.8%
                Federal Home Loan Bank System
    $300,000      0.65%, 1/2/04
                  (amortized cost $299,995) .....................       299,995
--------------------------------------------------------------------------------
Total Investments (total cost $9,222,474) - 100.2% ..............    10,902,700
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2)%..       (21,019)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   10,881,681
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  27

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--------------------------------------------------------------------------------

JANUS ASPEN CORE EQUITY PORTFOLIO

Summary of Investments by Country, December 31, 2003

Country                                % of Investment Securities   Market Value
--------------------------------------------------------------------------------
Bermuda                                                      4.2%    $   458,185
Brazil                                                       0.1%         10,687
Canada                                                       4.5%        491,603
Finland                                                      0.6%         62,815
France                                                       3.2%        353,081
Germany                                                      0.7%         71,522
Japan                                                        1.4%        156,928
South Korea                                                  1.2%        133,585
Switzerland                                                  3.7%        397,383
United Kingdom                                               1.9%        203,976
United States++                                             78.5%      8,562,935
--------------------------------------------------------------------------------
Total                                                      100.0%    $10,902,700

++Includes Short-Term Securities (75.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                   Currency            Currency      Unrealized
Settlement Date                   Units Sold     Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04                 30,000            $ 53,340       $ (3,597)
British Pound 4/16/04                 20,000              35,499         (2,579)
Euro 3/26/04                         190,000             239,039        (21,652)
South Korean Won 5/14/04          45,000,000              37,367            435
--------------------------------------------------------------------------------
Total                                                   $365,245       $(27,393)

See Notes to Schedules of Investments and Financial Statements.


28  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 14.05% for its Institutional Shares and 13.72% for its Service Shares, while the blended Balanced Index returned 17.87%. The benchmark for the equity portion of the Portfolio, the S&P 500(R) Index, returned 28.67%, while the benchmark for the fixed-income component, the Lehman Brothers Government/Credit Index, advanced 4.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total return, placing 78th out of 83 variable annuity balanced funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. The Treasury market surged in early March on fears about the war, only to back up sharply as equity markets rebounded. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted and the Treasury market exceeded its March highs, peaking in June on economic concerns. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in June in an attempt to protect against deflation. But, the bond market again backed up sharply in July/August when unemployment showed early signs of improvement. As the fiscal year came to a close, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

In addition to feeling the lingering effects of an economic slowdown, the consequences of war and SARS also weighed heavily on investors last year. This kept a lid on business travel and capital spending in 2003. As such, I felt it prudent to keep the Portfolio defensively positioned. This was apparent in our relatively high fixed-income weighting and, on the equity side of the Portfolio, a preference for companies with lower but more consistent growth profiles. I also focused on companies that were generating high rates of cash flow and using it to reduce debt or pay dividends. However, this strategy held back performance as the equity market focused on higher-growth opportunities in anticipation of a robust economic recovery.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Industrial conglomerate Tyco International emerged as our single biggest contributor to performance as the once-troubled company continued to reinvent itself under a new management team. Online media giant Yahoo! also aided results by registering a large gain during the year as investors displayed renewed interest in Internet-based firms that have survived the industry's recent turmoil in stronger competitive shape. Financial services conglomerate Citigroup also advanced. Meanwhile, chipmaker Texas Instruments and industrial powerhouse 3M Company rounded out our list of top performers.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Tyco International
  Yahoo!
  Citigroup
  Texas Instruments
  3M Company
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO (unaudited)

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Automatic Data Processing was our single biggest disappointment as a lackluster employment environment worked against the company's payroll processing and tax processing business. Natural gas pipeline operator and electricity generator El Paso Corporation also declined. Meanwhile, information technology consulting firm Accenture was another disappointment, as was our investment in insurer American International Group, or AIG. Finally, grocery chain Kroger also ranked among our worst-performing positions.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Automatic Data Processing
  El Paso Corporation
  American International Group
  Accenture
  Kroger
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

As a group, our consumer discretionary stocks had the biggest positive impact on performance. We carried nearly twice the weighting of our benchmark, the S&P 500(R) Index, in this top-performing category, a fact that certainly helped results this year. Meanwhile, information technology - another area of the market that performed extremely well in 2003 - also aided results. However, our individual stock picks in technology tended to be somewhat conservative, and we carried slightly less exposure to this group than the S&P 500(R) Index. As a result, while information technology was a strong positive contributor to absolute returns, the group held back results when viewed side-by-side with the returns of our benchmark. Only two sectors - telecommunications services and utilities - turned in net negative contributions to performance. We maintained only a very small exposure to both of these sectors during the year, and the negative contribution made by each was minimal.

While the equity portion of the Portfolio represents a larger portion of assets and therefore has a bigger impact on overall performance, we are pleased to report that our fixed-income holdings also aided results. In fact, viewed by itself, the fixed-income portion of the Portfolio outpaced the return of its benchmark, the Lehman Brothers Government/Credit Index. Digging deeper into fixed-income performance, both credit selection and a shorter than benchmark duration position aided results. Meanwhile, we continued to collect a healthy income return and benefited from strong bond selection as a number of individual holdings gained in price.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Given the recent decline in initial jobless claims and renewed strength in capital spending, I have become increasingly confident in the durability of the economic expansion. Said another way, my "full-court press" defense has given way to a strategy tinged with a bit more offense. For example, I intend to maintain a fixed-income allocation of around 40%, and have repositioned the equity portion of the Portfolio by investing in a mix of stocks I believe will benefit most from an acceleration of economic activity. I believe many of these companies possess a high degree of operating leverage and accelerating revenue growth, traits that should work to their advantage as the economy continues to improve.

On a more personal note, I want to express my disappointment in this year's performance, a period when I was clearly too cautious on the economy. My shareholders deserve to participate in the best possible opportunities available in both the stock and bond markets, and not a day goes by when I don't stop to think about the responsibility and trust you have placed in me and the entire Janus team. We appreciate your confidence and will continue to work hard to maintain it through our actions and performance.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Balanced Portfolio - Institutional Shares                   $32,383
S&P 500(R) Index                                                        $29,102
Lehman Brothers Government/Credit Index                                 $19,644

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Balanced Portfolio - Institutional Shares, the S&P 500(R) Index and the Lehman Brothers Government/Credit Index. Janus Aspen Balanced Portfolio
- Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Balanced Portfolio - Institutional Shares ($32,383) as compared to the S&P 500(R) Index ($29,102) and the Lehman Brothers Government/Credit Index ($19,644).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                         One       Five       Ten       Since
                                         Year      Year       Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
- Institutional Shares                  14.05%     4.73%     11.69%     12.09%
--------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio
- Service Shares                        13.72%     4.64%     11.69%     12.04%
--------------------------------------------------------------------------------
S&P 500(R)Index                         28.67%    (0.57)%    11.06%     10.93%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                             4.67%     6.66%      6.98%      6.78%
--------------------------------------------------------------------------------


30  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term capital growth, consistent with preservation of capital and balanced by current income, by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Foreign Dollar/Non-Dollar Bonds -- 1.9%

Net Cash and Cash Equivalents -- 4.2%

U.S. Treasury Notes/Bonds -- 8.1%

U.S. Government Agencies -- 8.7%

Common Stock -- Foreign -- 11.6%

Corporate Bonds -- Domestic -- 21.6%

Common Stock -- Domestic -- 43.9%

Number of Stocks: 75
Number of Bonds: 158
Top 10 Equities: 16.1%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Tyco International, Ltd.
  (New York Shares)                                     2.5%                --
Time Warner, Inc.                                       1.9%                0.5%
Roche Holding A.G.                                      1.8%                --
3M Co.                                                  1.7%                1.1%
Citigroup, Inc.                                         1.6%                1.5%
Marriott International, Inc.
  - Class A                                             1.6%                0.8%
Freddie Mac                                             1.3%                --
Louis Vuitton Moet Hennessy S.A.                        1.3%                --
Gannett Company, Inc.                                   1.2%                1.5%
Starwood Hotels & Resorts
  Worldwide, Inc.                                       1.2%                0.3%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                              S&P 500(R)             Janus Aspen
                                                   Index      Balanced Portfolio
Diversified Operations                              5.3%                    9.3%
Multimedia                                          2.2%                    4.9%
Finance -- Investment Bankers/Brokers               5.2%                    3.7%
Medicals -- Drugs                                   6.8%                    3.1%
Hotels and Motels                                   0.2%                    3.1%
Brewery                                             0.4%                    2.5%
Computers                                           3.3%                    2.3%
Oil Companies -- Integrated                         4.3%                    2.0%
Retail -- Discount                                  3.0%                    1.9%
Electronic Components -- Semiconductors             3.2%                    1.9%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Balanced Portfolio - Institutional Shares 14th out of 57 and 1st out of 18 variable annuity balanced funds for the 5- and 10-year periods, respectively.

*The Portfolio's inception date - September 13, 1993.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  31

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--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 55.5%
Aerospace And Defense - 0.9%
     171,730    General Dynamics Corp.# .........................$   15,522,675
     374,865    Lockheed Martin Corp.# ..........................    19,268,061

                                                                     34,790,736

Airlines - 0.3%
     632,095    Southwest Airlines Co.# .........................    10,202,013

Applications Software - 1.0%
   1,361,520    Microsoft Corp. .................................    37,496,261

Automotive - Cars And Light Trucks - 0.8%
     268,693    BMW A.G.** ......................................    12,522,963
     346,400    Honda Motor Company, Ltd. .......................    15,385,500

                                                                     27,908,463

Beverages - Non-Alcoholic - 0.7%
     513,425    PepsiCo, Inc. ...................................    23,935,874

Brewery - 1.0%
     715,794    Anheuser-Busch Companies, Inc. ..................    37,708,028

Broadcast Services And Programming - 0.6%
     422,560    Fox Entertainment Group, Inc. - Class A* ........    12,317,624
     846,025    Liberty Media Corp. - Class A ...................    10,059,237

                                                                     22,376,861

Cable Television - 0.3%
     317,749    Comcast Corp. - Class A* ........................    10,444,410

Computers - 1.8%
     974,410    Dell, Inc.* .....................................    33,090,964
     369,620    IBM Corp. .......................................    34,256,381

                                                                     67,347,345

Computers - Peripheral Equipment - 0.4%
     178,295    Lexmark International Group, Inc. - Class A* ....    14,021,119

Cosmetics and Toiletries - 1.4%
     289,895    International Flavors & Fragrances, Inc. ........    10,123,133
     432,435    Procter & Gamble Co. ............................    43,191,608

                                                                     53,314,741

Data Processing and Management - 0.4%
     369,235    VERITAS Software Corp.* .........................    13,720,773

Diversified Operations - 7.5%
     729,770    3M Co. ..........................................    62,052,343
   1,205,389    General Electric Co. ............................    37,342,951
   1,086,815    Honeywell International, Inc. ...................    36,332,225
     651,955    Louis Vuitton Moet Hennessy S.A.** ..............    47,449,292
   3,508,820    Tyco International, Ltd. (New York Shares)# .....    92,983,730

                                                                    276,160,541

E-Commerce/Products - 0.5%
     328,400    Amazon.com, Inc.* ...............................    17,286,976

E-Commerce/Services - 0.5%
     257,260    eBay, Inc.* .....................................    16,616,423

Electric Products - Miscellaneous - 0.6%
      54,850    Samsung Electronics Company, Ltd.** .............    20,761,519

Electronic Components - Semiconductors - 1.9%
     846,285    Intel Corp. .....................................    27,250,377
   1,480,167    Texas Instruments, Inc. .........................    43,487,306

                                                                     70,737,683

Enterprise Software/Services - 0.7%
   1,870,015    Oracle Corp.* ...................................    24,684,198

Finance - Credit Card - 0.6%
     468,100    American Express Co. ............................    22,576,463

Finance - Investment Bankers/Brokers - 2.6%
   1,219,141    Citigroup, Inc. .................................    59,177,103
     189,305    Goldman Sachs Group, Inc. .......................    18,690,083
     220,000    Lehman Brothers Holdings, Inc.# .................    16,988,400

                                                                     94,855,586

Finance - Mortgage Loan Banker - 1.3%
      843,415   Freddie Mac .....................................    49,187,963

Hotels and Motels - 3.0%
     282,268    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)# ............................     7,660,754
   1,233,640    Marriott International, Inc. - Class A# .........    56,994,167
   1,238,930    Starwood Hotels & Resorts Worldwide, Inc. .......    44,564,312

                                                                    109,219,233

Medical - Drugs - 3.0%
     184,581    Novartis A.G. ...................................     8,380,209
   1,099,710    Pfizer, Inc. ....................................    38,852,754
     644,489    Roche Holding A.G. ..............................    65,009,098

                                                                    112,242,061

Medical - Generic Drugs - 0.7%
     332,945    Barr Laboratories, Inc.*,# ......................    25,620,118

Medical - HMO - 1.0%
     412,740    Aetna, Inc.# ....................................    27,892,970
     143,730    UnitedHealth Group, Inc. ........................     8,362,211

                                                                     36,255,181

Medical Instruments - 0.6%
     484,055    Medtronic, Inc. .................................    23,529,914

Money Center Banks - 1.0%
     570,935    Credit Suisse Group .............................    20,889,273
     947,913    HSBC Holdings PLC** .............................    14,898,897

                                                                     35,788,170

Multimedia - 2.6%
   3,976,300    Time Warner, Inc.* ..............................    71,533,637
     523,921    Viacom, Inc. - Class B ..........................    23,251,614

                                                                     94,785,251

Networking Products - 0.8%
   1,216,430    Cisco Systems, Inc.* ............................    29,547,085

Non-Hazardous Waste Disposal - 1.2%
   1,502,800    Waste Management, Inc.# .........................    44,482,880

Oil Companies - Exploration and Production - 0.4%
     165,092    Apache Corp. ....................................    13,388,961

Oil Companies - Integrated - 1.7%
   1,055,905    Exxon Mobil Corp. ...............................    43,292,105
     113,705    Total S.A. - Class B** ..........................    21,140,407

                                                                     64,432,512

Pharmacy Services - 1.1%
     691,765    Caremark Rx, Inc.*,# ............................    17,522,407
     650,711    Medco Health Solutions, Inc.*,# .................    22,117,667

                                                                     39,640,074

See Notes to Schedules of Investments and Financial Statements.


32  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Pipelines - 0.3%
   1,195,735    El Paso Corp.# ..................................$    9,793,070

Publishing - Newspapers - 1.7%
     360,205    Dow Jones & Company, Inc.# ......................    17,956,219
     513,355    Gannett Company, Inc.# ..........................    45,770,732

                                                                     63,726,951

Reinsurance - 1.0%
      12,694    Berkshire Hathaway, Inc. - Class B ..............    35,733,610

Retail - Consumer Electronics - 0.5%
     360,590    Best Buy Company, Inc. ..........................    18,837,222

Retail - Discount - 1.1%
     294,405    Target Corp.# ...................................    11,305,152
     550,785    Wal-Mart Stores, Inc. ...........................    29,219,144

                                                                     40,524,296

Retail - Major Department Stores - 0.6%
     890,020    J.C. Penney Company, Inc.# ......................    23,389,726

Semiconductor Components/Integrated Circuits - 0.7%
     286,362    Linear Technology Corp. .........................    12,047,249
     266,972    Maxim Integrated Products, Inc. .................    13,295,206

                                                                     25,342,455

Semiconductor Equipment - 0.4%
     738,225    Applied Materials, Inc.*,# ......................    16,573,151

Soap and Cleaning Preparations - 0.9%
   1,457,063    Reckitt Benckiser PLC** .........................    32,969,816

Super-Regional Banks - 1.4%
     298,795    Bank of America Corp.# ..........................    24,032,082
     942,403    U.S. Bancorp# ...................................    28,064,761

                                                                     52,096,843

Telecommunication Equipment - 0.4%
     949,630    Nokia Oyj (ADR)**,# .............................    16,143,710

Television - 0.5%
   1,540,000    British Sky Broadcasting Group PLC*,** ..........    19,380,598

Textile-Home Furnishings - 0.4%
     226,040    Mohawk Industries, Inc.* ........................    15,944,862

Toys - 0.3%
     587,800    Mattel, Inc. ....................................    11,326,906

Transportation - Railroad - 0.9%
     528,015    Canadian National Railway Co.
                  (New York Shares) .............................    33,412,789

Transportation - Services - 0.5%
     275,740    FedEx Corp. .....................................    18,612,450

Web Portals/Internet Service Providers - 1.0%
     846,030    Yahoo!, Inc.* ...................................    38,215,175
--------------------------------------------------------------------------------
Total Common Stock (cost $1,729,849,838) ........................ 2,047,089,046
--------------------------------------------------------------------------------
Corporate Bonds - 23.5%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
 $ 6,195,000      8.20%, notes, due 12/1/09 .....................     7,522,917
  14,710,000      7.65%, company guaranteed notes
                  due 5/1/16 ....................................    17,871,444

                                                                     25,394,361

Audio and Video Products - 0.1%
 $ 2,515,000    Harman International Industries, 7.125%
                  senior notes, due 2/15/07 .....................     2,776,434

Automotive - Truck Parts and Equipment - Original - 1.1%
   2,995,000    Dana Corp., 9.00%
                  notes, due 8/15/11 ............................     3,608,975
                Delphi Corp.:
   2,130,000      6.125%, notes, due 5/1/04 .....................     2,161,136
   5,655,000      6.55%, notes, due 6/15/06 .....................     6,068,041
  14,610,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .........    15,632,701
  13,275,000    Tenneco Automotive, Inc., 11.625%
                  company guaranteed notes, due 10/15/09 ........    14,337,000

                                                                     41,807,853

Beverages - Non-Alcoholic - 0.8%
                Coca-Cola Enterprises, Inc.:
   7,675,000      5.375%, notes, due 8/15/06 ....................     8,239,949
   8,310,000      4.375%, notes, due 9/15/09 ....................     8,534,778
   6,408,000      7.125%, notes, due 9/30/09 ....................     7,460,969
   5,135,000      6.125%, notes, due 8/15/11 ....................     5,678,755

                                                                     29,914,451

Brewery - 1.5%
                Anheuser-Busch Companies, Inc.:
   8,135,000      5.65%, notes, due 9/15/08 .....................     8,830,258
   9,135,000      5.75%, notes, due 4/1/10 ......................     9,898,805
  13,129,000      6.00%, senior notes, due 4/15/11 ..............    14,604,948
   3,600,000      7.55%, debentures, due 10/1/30 ................     4,444,484
   3,750,000      6.80%, debentures, due 1/15/31 ................     4,281,060
   3,410,000      6.80%, debentures, due 8/20/32 ................     3,888,546
                Miller Brewing Co.:
   5,260,000      4.25%, notes, due 8/15/08 (144A) ..............     5,330,132
   4,035,000      5.50%, notes, due 8/15/13 (144A) ..............     4,122,330

                                                                     55,400,563

Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   4,670,000      6.00%, senior notes, due 11/1/06 ..............     5,047,798
   5,340,000      4.625%, senior notes, due 1/15/08 .............     5,507,975

                                                                     10,555,773

Cable Television - 1.6%
                Comcast Cable Communications, Inc.:
     655,000      6.375%, senior notes, due 1/30/06 .............       705,139
  10,465,000      6.75%, senior notes, due 1/30/11 ..............    11,646,833
   3,265,000      7.125%, senior notes, due 6/15/13 .............     3,717,872
                Comcast Corp.:
   1,880,000      6.50%, company guaranteed notes
                  due 1/15/15 ...................................     2,039,839
   6,995,000      7.05%, company guaranteed notes
                  due 3/15/33 ...................................     7,609,252
                Cox Communications, Inc.:
   3,950,000      7.50%, notes, due 8/15/04 .....................     4,082,068
   1,715,000      7.125%, notes, due 10/1/12 ....................     1,978,103
                EchoStar DBS Corp.:
   7,365,000      5.75%, senior notes, due 10/1/08 (144A) .......     7,447,856
   9,100,000      9.375%, senior notes, due 2/1/09 ..............     9,566,375
                TCI Communications, Inc.:
   6,049,000      6.875%, senior notes, due 2/15/06 .............     6,567,672
   2,910,000      7.875%, debentures, due 8/1/13 ................     3,444,558

                                                                     58,805,567

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Casino Hotels - 0.2%
 $ 5,530,000    Mandalay Resort Group, 6.50%
                  senior notes, due 7/31/09 .....................$    5,737,375

Cellular Telecommunications - 0.4%
                AT&T Wireless Services, Inc.:
   3,582,000      7.35%, senior notes, due 3/1/06 ...............     3,917,017
   3,998,000      7.50%, senior notes, due 5/1/07 ...............     4,481,850
   5,720,000    Nextel Communications, Inc., 7.375%
                  senior notes, due 8/1/15 ......................     6,149,000

                                                                     14,547,867

Chemicals - Specialty - 0.3%
   8,175,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .....................     8,878,614
   1,875,000    Nalco Chemical Co., 7.75%
                  senior notes, due 11/15/11 (144A) .............     2,006,250

                                                                     10,884,864

Commercial Banks - 0.1%
   4,840,000    U.S. Bank N.A., 5.70%
                  notes, due 12/15/08 ...........................     5,264,855

Computers - 0.5%
   7,230,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ............................     7,266,150
   7,835,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ............................     7,848,311
   4,435,000    Sun Microsystems, Inc., 7.35%
                  senior notes, due 8/15/04 .....................     4,579,834

                                                                     19,694,295

Containers - Metal and Glass - 0.2%
   8,744,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .....................     9,039,110

Containers - Paper and Plastic - 0.3%
                Sealed Air Corp.:
   7,690,000      5.625%, notes, due 7/15/13 (144A) .............     7,869,108
   2,665,000      6.875%, bonds, due 7/15/33 (144A) .............     2,820,889

                                                                     10,689,997

Diversified Financial Services - 1.2%
                General Electric Capital Corp.:
   3,155,000      5.375%, notes, due 4/23/04 ....................     3,194,248
   6,010,000      4.25%, notes, due 1/28/05 .....................     6,179,067
   8,280,000      2.85%, notes, due 1/30/06 .....................     8,398,421
  14,430,000      5.35%, notes, due 3/30/06 .....................    15,394,559
  10,170,000      6.75%, notes, due 3/15/32 .....................    11,259,421

                                                                     44,425,716

Diversified Operations - 1.8%
                Honeywell International, Inc.:
  11,645,000      5.125%, notes, due 11/1/06 ....................    12,464,586
   5,978,000      6.125%, bonds, due 11/1/11 ....................     6,573,457
   4,030,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ......................     4,382,625
                Tyco International Group S.A.:
   7,285,000      5.875%, company guaranteed notes
                  due 11/1/04** .................................     7,485,338
  13,960,000      6.375%, company guaranteed notes
                  due 2/15/06** .................................    14,867,399
   9,960,000      6.375%, company guaranteed notes
                  due 10/15/11** ................................    10,644,750
   9,135,000      6.00%, senior notes
                  due 11/15/13 (144A)** .........................     9,409,050

                                                                     65,827,205

E-Commerce/Products - 0.3%
 $12,818,000    Amazon.com, Inc., 4.75%
                  convertible subordinated debentures
                  due 2/1/09 ....................................    12,962,203

Electric - Integrated - 1.3%
   1,765,000    American Electric Power Company, Inc.
                  5.375%, senior notes, due 3/15/10 .............     1,849,277
                CMS Energy Corp.:
   7,340,000      9.875%, senior notes, due 10/15/07 ............     8,184,100
   5,495,000      7.50%, senior notes, due 1/15/09 ..............     5,659,850
                Dominion Resources, Inc.:
   4,245,000      2.80%, notes, due 2/15/05 .....................     4,288,762
   4,760,000      4.125%, notes, due 2/15/08 ....................     4,849,940
   2,760,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12 ............................     2,985,153
   7,440,000    Illinois Power Co., 11.50%
                  first mortgage notes, due 12/15/10 ............     8,928,000
  11,305,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .....................    11,114,228

                                                                     47,859,310

Finance - Auto Loans - 0.6%
   8,825,000    Ford Motor Credit Co., 7.00%
                  notes, due 10/1/13 ............................     9,307,542
                General Motors Acceptance Corp.:
   6,708,000      5.36%, notes, due 7/27/04 .....................     6,841,798
   5,070,000      5.25%, notes, due 5/16/05 .....................     5,253,154

                                                                     21,402,494

Finance - Consumer Loans - 0.2%
   8,330,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ............................     8,989,145

Finance - Credit Card - 0.2%
   6,945,000    American Express Co., 4.875%
                  notes, due 7/15/13 ............................     6,959,647

Finance - Investment Bankers/Brokers - 1.1%
   9,667,000    Charles Schwab Corp., 8.05%
                  senior notes, due 3/1/10 ......................    11,237,259
   4,575,000    Citigroup Global Markets Holdings, Inc.
                  6.50%, notes, due 2/15/08 .....................     5,088,805
                Citigroup, Inc.:
   8,085,000      7.25%, subordinated notes, due 10/1/10 ........     9,423,536
   6,770,000      6.625%, subordinated notes, due 6/15/32 .......     7,333,853
   8,930,000    Credit Suisse First Boston USA, Inc., 3.875%
                  notes, due 1/15/09 ............................     8,919,347

                                                                     42,002,800

Food - Dairy Products - 0.3%
                Dean Foods Co.:
   2,090,000      6.75%, senior notes, due 6/15/05 ..............     2,184,050
   7,248,000      6.625%, senior notes, due 5/15/09 .............     7,610,400
   1,483,000      6.90%, senior notes, due 10/15/17 .............     1,534,905

                                                                     11,329,355

Food - Diversified - 0.4%
   2,875,000    General Mills, Inc., 5.125%
                  notes, due 2/15/07 ............................     3,053,989
                Kellogg Co.:
   4,830,000      2.875%, senior notes, due 6/1/08 ..............     4,663,645
   5,330,000      7.45%, debentures, due 4/1/31 .................     6,295,252

                                                                     14,012,886

See Notes to Schedules of Investments and Financial Statements.


34  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Food - Retail - 0.1%
 $ 2,345,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ..........$    2,670,796

Food - Wholesale/Distribution - 0.1%
   3,635,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ............................     3,947,094

Hotels and Motels - 0.1%
   2,915,000    John Q. Hamons Hotels, Inc., 8.875%
                  first mortgage notes, due 5/15/12 .............     3,213,788

Insurance Brokers - 0.2%
   6,740,000    Marsh & McLennan Companies, Inc.
                  5.375%, senior notes, due 3/15/07 .............     7,209,731

Medical - Drugs - 0.1%
   2,271,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ............................     2,502,122

Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,030,000      7.50%, notes, due 11/15/05 ....................     3,326,391
   2,725,000      5.20%, notes, due 1/17/07 .....................     2,915,971

                                                                      6,242,362

Multi-Line Insurance - 0.2%
   7,295,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..............     7,736,450

Multimedia - 2.3%
                Time Warner, Inc.:
  14,659,000      5.625%, company guaranteed notes
                  due 5/1/05 ....................................    15,344,939
  12,815,000      6.15%, company guaranteed notes
                  due 5/1/07 ....................................    13,943,169
  15,270,000      9.15%, debentures, due 2/1/23 .................    19,751,713
  10,395,000      7.70%, company guaranteed notes
                  due 5/1/32 ....................................    12,132,067
   8,485,000    Viacom, Inc., 7.75%
                  company guaranteed notes, due 6/1/05 ..........     9,174,567
  15,620,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .............................    15,890,944

                                                                     86,237,399

Non-Hazardous Waste Disposal - 0.2%
   5,465,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ..........     5,902,200
   1,765,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .....................     1,826,556

                                                                      7,728,756

Oil - Field Services - 0.1%
   2,735,000    Hanover Equipment Trust 2001A, 8.50%
                  secured notes, due 9/1/08(omega) ..............     2,899,100

Oil Companies - Exploration and Production - 0.2%
   5,320,000    Burlington Resources Finance Co., 7.20%
                  company guaranteed notes, due 8/15/31 .........     6,127,762

Oil Companies - Integrated - 0.3%
   4,325,000    Conoco, Inc., 6.95%
                  senior notes, due 4/15/29 .....................     4,904,719
   5,475,000    El Paso CGP Co., 6.20%
                  notes, due 5/15/04 ............................     5,502,375

                                                                     10,407,094

Pharmacy Services - 0.3%
 $10,350,000    Medco Health Solutions, Inc., 7.25%
                  senior notes, due 8/15/13 .....................    11,291,333

Pipelines - 0.6%
  17,755,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .....................    16,378,988
   7,100,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .............................     6,993,500

                                                                     23,372,488

Retail - Building Products - 0.4%
  13,210,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .....................    13,684,847

Retail - Discount - 0.8%
   6,735,000    Target Corp., 5.50%
                  notes, due 4/1/07 .............................     7,274,042
                Wal-Mart Stores, Inc.:
   7,850,000      5.45%, senior notes, due 8/1/06 ...............     8,451,318
  12,750,000      6.875%, senior notes, due 8/10/09 .............    14,688,625

                                                                     30,413,985

Shipbuilding - 0.3%
   9,610,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .............     9,513,900

Specified Purpose Acquisition Company - 0.1%
   2,585,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed notes
                  due 10/31/04 (144A) ...........................     2,610,850

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
   8,740,000      6.125%, notes, due 6/15/07 ....................     9,564,575
   9,780,000      4.00%, notes, due 1/15/08 .....................     9,963,864

                                                                     19,528,439

Telephone - Integrated - 0.4%
   8,710,000    Deutsche Telekom International Finance B.V.
                  3.875%, company guaranteed notes
                  due 7/22/08** .................................     8,738,708
   5,180,000    Verizon Maryland, Inc., 5.125%
                  bonds, due 6/15/33 ............................     4,466,569

                                                                     13,205,277
Television - 0.3%
  10,470,000    British Sky Broadcasting Group PLC, 6.875%
                  company guaranteed notes, due 2/23/09** .......    11,752,491

Textile-Home Furnishings - 0.1%
   2,275,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ............................     2,584,129

Tools - Hand Held - 0.1%
   3,520,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ......................     4,063,523
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $821,396,307) .......................   865,227,842
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       4,211    Ono Finance PLC - expires 5/31/09*,(beta)
                  (cost $0) .....................................            53
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Government Agencies - 8.7%
                Fannie Mae:
$ 42,162,000      1.875%, due 12/15/04# .........................$   42,380,736
  30,880,000      2.125%, due 4/15/06# ..........................    30,867,802
  19,070,000      5.50%, due 5/2/06 .............................    20,400,876
   7,925,000      4.75%, due 1/2/07 .............................     8,347,268
  16,260,000      5.00%, due 1/15/07# ...........................    17,356,835
   4,485,000      2.50%, due 6/15/08# ...........................     4,333,833
   9,270,000      5.25%, due 1/15/09# ...........................     9,976,763
   3,535,000      6.375%, due 6/15/09# ..........................     3,997,385
   8,555,000      6.25%, due 2/1/11 .............................     9,457,159
  16,867,000      5.375%, due 11/15/11 ..........................    17,966,138
  23,305,000    Federal Home Loan Bank System, 6.50%
                  due 11/15/05# .................................    25,283,082
                Freddie Mac:
  53,055,000      1.875%, due 1/15/05 ...........................    53,331,364
  17,925,000      4.25%, due 6/15/05 ............................    18,606,150
  26,990,000      2.375%, due 4/15/06# ..........................    27,096,476
   7,490,000      5.75%, due 4/15/08 ............................     8,223,930
   2,000,000      5.75%, due 3/15/09# ...........................     2,198,912
   5,935,000      7.00%, due 3/15/10 ............................     6,925,629
   6,071,000      5.875%, due 3/21/11# ..........................     6,580,490
   5,593,000      6.25%, due 7/15/32# ...........................     6,082,455
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $313,220,866) ..............   319,413,283
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 8.1%
                U.S. Treasury Notes/Bonds:
   8,805,000      6.50%, due 5/15/05# ...........................     9,410,344
  17,460,000      4.625%, due 5/15/06# ..........................    18,504,876
  19,465,000      3.50%, due 11/15/06# ..........................    20,119,666
   8,480,000      2.625%, due 5/15/08# ..........................     8,352,469
  18,916,000      5.625%, due 5/15/08# ..........................    20,953,896
  17,516,000      6.00%, due 8/15/09# ...........................    19,840,286
     345,000      6.50%, due 2/15/10# ...........................       400,901
   7,830,000      5.75%, due 8/15/10# ...........................     8,779,388
  16,595,000      5.00%, due 8/15/11# ...........................    17,759,239
   6,500,000      4.25%, due 8/15/13# ...........................     6,508,125
  19,850,000      4.25%, 11/15/13# ..............................    19,828,284
  23,136,000      7.25%, due 5/15/16# ...........................    28,861,257
   3,309,000      8.125%, due 8/15/19# ..........................     4,469,734
  14,631,000      7.875%, due 2/15/21# ..........................    19,466,663
  12,843,000      7.25%, due 8/15/22# ...........................    16,208,765
  24,281,000      6.25%, due 8/15/23# ...........................    27,675,605
  15,536,000      6.00%, due 2/15/26# ...........................    17,228,570
   8,161,000      5.25%, due 2/15/29# ...........................     8,233,045
  10,379,000      6.25%, due 5/15/30# ...........................    11,977,200
  12,846,000      5.375%, due 2/15/31# ..........................    13,396,477
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $291,067,740) .............   297,974,790
--------------------------------------------------------------------------------
Other Securities - 12.8%
   2,368,022    Letter of Credit+ ...............................     2,368,022
 468,300,733    State Street Navigator Securities Lending
                  Prime Portfolio+ ..............................   468,300,733
--------------------------------------------------------------------------------
Total Other Securities (cost $470,668,755) ......................   470,668,755
--------------------------------------------------------------------------------
Time Deposit - 3.8%
                Deutsche Bank
 139,800,000      0.90625%, 1/2/04 (cost $139,800,000) ..........   139,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,766,003,506) - 112.4% .......... 4,140,173,769
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (12.4)%.  (455,465,563)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$3,684,708,206
--------------------------------------------------------------------------------


Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Bermuda                                                2.2%       $   92,983,730
Canada                                                 1.1%           47,201,305
Finland                                                0.4%           16,143,710
France                                                 1.7%           68,589,699
Germany                                                0.5%           21,261,671
Japan                                                  0.4%           15,385,500
Luxembourg                                             1.0%           42,406,537
South Korea                                            0.5%           20,761,519
Switzerland                                            2.3%           94,278,581
United Kingdom                                         1.9%           79,001,855
United States++                                       88.0%        3,642,159,662
--------------------------------------------------------------------------------
Total                                                100.0%       $4,140,173,769

++Includes Short-Term Securities (73.2% excluding Short-Term Securities)


Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                     Currency          Currency      Unrealized
Settlement Date                     Units Sold   Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04                8,400,000       $14,935,203    $(1,003,435)
British Pound 4/16/04                9,600,000        17,039,446     (1,067,846)
Euro 3/26/04                        40,700,000        51,204,608     (4,580,849)
South Korean Won 5/14/04        11,100,000,000         9,217,355        107,241
--------------------------------------------------------------------------------
Total                                                $92,396,612    $(6,544,889)

See Notes to Schedules of Investments and Financial Statements.


36  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Laurence Chang
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 23.99% for its Institutional Shares, 23.68% for its Service Shares and 23.70% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International World Index,SM gained 33.11%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total return, placing 64th out of 68 variable annuity global funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese yen, which remained a source of volatility despite the brighter economic outlook.

Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite led a strong recovery that came as welcome relief after three years of persistent losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Over the past year, investor focus has swung radically from concerns over global deflation and economic stagnation to widely shared anticipation of strong and globally synchronized economic growth. Not surprisingly, companies with the most to gain in this environment - such as cyclical and technology businesses - performed well. But perhaps more than anything, 2003 was characterized by the massive outperformance of smaller-cap and "lower-quality" stocks such as those with high financial leverage and relatively low returns on equity. Our traditional emphasis on strong franchises with historically high consistency of results was therefore out of synch with investor preferences.

More recently, I have begun to position the Portfolio more aggressively. For example, I have actively sought out select technology firms that have emerged from the massive industry shake-out in a stronger competitive position and have looked for firms that are benefiting from growth in new end markets such as digital photography and high-functioning cellular phones. I also increased our weighting in Japan in response to fundamental improvements economically and have increased our exposure to emerging markets in an effort to participate in the enormous economic growth taking place in areas such as India. One particularly noteworthy theme is our desire to invest in companies with leverage to China's continued development as a world economic power through investments that, for example, utilize its low-cost production base or supply the raw materials that fuel the country's economic engine.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Indian industrial conglomerate Reliance Industries, which produces goods across a wide range of sectors including energy, chemicals and textiles, was our top performer during the year. Reliance has also been successful in its efforts to capitalize on the opportunities presented by India's fast-growing wireless communications market. Swiss drugmaker Roche Holdings also performed well, as did South Korean electronics producer Samsung Electronics. Meanwhile, U.S.-based Citigroup gained as global financial markets finally turned higher after a long period of lagging performance. Finally, Bermuda-based conglomerate Tyco rounded out our list of top performers.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Reliance Industries
  Roche Holdings
  Samsung Electronics
  Citigroup
  Tyco
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO (unaudited)

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Japanese consumer electronics and media company Sony Corp. was our single biggest detractor, followed by Dutch publishing company Wolters Kluwer. Drugmaker Takeda Chemical Industries, another Japanese company, also worked against us. Elsewhere, U.S. aerospace and defense contractor General Dynamics turned in a disappointing performance while Swedish lock maker Assa Abloy also slipped lower.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Sony Corp.
  Wolters Kluwer
  Takeda Chemical Industries
  General Dynamics
  Assa Abloy
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

Our exposure to the financial services and information technology sectors provided the greatest boost to performance as those sectors benefited from a general improvement in worldwide markets. When viewed as a group, however, the strong performance of our individual picks within the technology sector wasn't enough to keep pace with the rapid rise of the technology stocks represented in our benchmark. That made information technology our weakest-performing sector when viewed on a relative basis.

Meanwhile, the only sector that contributed negatively to absolute performance was our extremely small weighting in utilities shares. At the same time, our investments in the consumer staples and telecommunication services areas turned in only modestly positive performances. That made those two sectors our biggest laggards.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

More than 37% of the Portfolio's average assets were invested in the United States during the year, making the U.S. by far the largest geographic exposure in the Portfolio. That, together with the relatively strong performance of U.S. markets, naturally made the U.S. the single biggest contributor to overall performance. Our exposure to Switzerland - characterized by top-performing holdings such as Roche Holdings and UBS - made that country our second biggest contributor. Only two countries detracted from performance during the year - Taiwan and Finland.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Residual currency hedges that were in place early in the period hurt performance. We reduced our hedges considerably during the year.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

I have steadfastly maintained the basic philosophy and approach that has governed the Portfolio throughout its history and will continue to do so in the future. More specifically, everyone on our team will continue to work diligently to produce the best possible returns for the Portfolio while never taking what we believe to be unacceptable risks. More importantly, we will always strive to place your interests first and to treat all shareholders fairly. To act otherwise would be to betray the trust you have placed in us by hiring us to manage your money.

Looking ahead, I have become very mindful of valuations and believe that some areas of the market are approaching levels that suggest only limited upside. In addition, I believe that while chasing historical performance is easy on an emotional level, it is almost always a recipe for poor returns. Thus, while I have positioned the Portfolio more aggressively in recent months, I don't believe it would be wise to move toward lower-quality companies just to chase what has been working. Most important of all, I believe it is vital to remain true to my investment approach. Although that requires me to maintain a certain amount of flexibility, my emphasis will remain on finding great business franchises with strong growth prospects.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Worldwide Growth Portfolio - Institutional Shares           $31,098
Morgan Stanley Capital International World Index(SM)                    $20,053

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International World Index(SM). Janus Aspen Worldwide Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The Morgan Stanley Capital International World Index(SM) is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Worldwide Growth Portfolio - Institutional Shares ($31,098) as compared to the Morgan Stanley Capital International World Index(SM) ($20,053).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                         One       Five       Ten          Since
                                         Year      Year       Year    Inception*
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Institutional Shares        23.99%    (0.13)%    10.07%       11.65%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service Shares              23.68%    (0.47)%     9.83%       11.34%
--------------------------------------------------------------------------------
Janus Aspen Worldwide Growth
Portfolio - Service II Shares           23.70%    (0.47)%     9.84%       11.34%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM             33.11%    (0.77)%     7.14%        6.99%
--------------------------------------------------------------------------------


38  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital in a manner consistent with the preservation of capital primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Net Cash and Cash Equivalents -- 4.7%

Common Stock -- Domestic -- 21.1%

Common Stock -- Foreign -- 74.2%


Number of Stocks: 125
Top 10 Equities: 25.8%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Roche Holding A.G.                                      3.4%                --
Samsung Electronics Company, Ltd.                       3.1%                1.7%
Tyco International, Ltd.
  (New York Shares)                                     2.8%                0.7%
Reliance Industries, Ltd.                               2.6%                0.7%
Citigroup, Inc.                                         2.6%                2.7%
Time Warner, Inc.                                       2.5%                1.3%
HSBC Holdings PLC                                       2.5%                --
UBS A.G.                                                2.5%                1.2%
Mitsubishi Tokyo Financial Group, Inc.                  2.0%                --
British Sky Broadcasting Group PLC                      1.8%                --

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                               Morgan Stanley
                                                      Capital        Janus Aspen
                                                International          Worldwide
                                              World Index(SM)   Growth Portfolio

Money Center Banks                                       5.4%              12.8%
Medical -- Drugs                                         7.1%               6.3%
Diversified Operations                                   0.3%               4.4%
Finance -- Investment Bankers/Brokers                    3.2%               4.3%
Oil Companies -- Integrated                              5.8%               3.5%

                                  [BAR CHART]

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------
USA                                                                        21.1%
Japan                                                                      15.8%
United Kingdom                                                             10.0%
Switzerland                                                                 7.8%
South Korea                                                                 5.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Worldwide Growth Portfolio - Institutional Shares 33rd out of 41 and 2nd out of 13 variable annuity global funds for the 5- and 10-year periods, respectively.

*The Portfolio's inception date - September 13, 1993.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen Worldwide Growth Portfolio, and Laurence Chang is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.3%
Aerospace and Defense - 1.0%
     295,175    Boeing Co. ......................................$   12,438,675
     270,640    Northrop Grumman Corp. ..........................    25,873,184

                                                                     38,311,859

Aerospace and Defense - Equipment - 0.8%
     332,410    United Technologies Corp. .......................    31,502,496

Apparel Manufacturers - 0.1%
      21,786    Hermes International ............................     4,215,404

Applications Software - 1.0%
     335,280    Infosys Technologies, Ltd. ......................    40,885,421

Audio and Video Products - 0.6%
     897,300    Pioneer Corp. ...................................    24,783,130

Automotive - Cars and Light Trucks - 1.4%
     730,000    Honda Motor Company, Ltd. .......................    32,423,252
     683,100    Toyota Motor Corp. ..............................    23,073,827

                                                                     55,497,079

Automotive - Truck Parts and Equipment - Original - 0.4%
     426,100    Autoliv A.B. (SDR) ..............................    16,166,845

Broadcast Services and Programming - 1.9%
     357,206    Clear Channel Communications, Inc. ..............    16,727,957
   1,184,574    Grupo Televisa S.A. (ADR) .......................    47,217,120
   1,095,589    Liberty Media Corp. - Class A* ..................    13,026,553

                                                                     76,971,630

Building and Construction Products - Miscellaneous - 0.3%
   1,516,000    Matsushita Electric Works, Ltd.# ................    13,622,357

Cellular Telecommunications - 1.6%
   6,843,340    China Mobile, Ltd. ..............................    21,022,935
      10,833    NTT DoCoMo, Inc. ................................    24,563,021
      98,230    SK Telecom Company, Ltd. ........................    16,406,018

                                                                     61,991,974

Chemicals - Diversified - 0.8%
     579,900    Nitto Denko Corp. ...............................    30,842,866

Chemicals - Specialty - 0.5%
      36,504    Givaudan S.A. ...................................    18,949,317

Commercial Banks - 1.7%
     676,017    Anglo Irish Bank Corporation PLC ................    10,667,219
     879,400    Bangkok Bank Public Company, Ltd.* ..............     2,552,363
     554,500    Bangkok Bank Public Company, Ltd. (NVDR) ........     1,525,409
     991,996    Credit Agricole S.A. ............................    23,686,278
     523,690    Kookmin Bank ....................................    19,624,640
     418,765    Uniao de Bancos Brasileiros S.A. (GDR) ..........    10,448,187

                                                                     68,504,096

Computers - 1.3%
     209,865    Dell, Inc.* .....................................     7,127,015
     959,630    Hewlett-Packard Co. .............................    22,042,701
   9,302,800    Quanta Computer, Inc. ...........................    22,880,230

                                                                     52,049,946

Computers - Memory Devices - 0.3%
     230,315    SanDisk Corp.*,# ................................    14,081,459

Computers - Peripheral Equipment - 1.1%
  10,792,900    Hon Hai Precision Industry Company, Ltd. ........    42,440,417

Cosmetics and Toiletries - 0.5%
     909,000    Kao Corp. .......................................    18,490,436

Diversified Financial Services - 0.4%
  17,259,000    Fubon Financial Holding Company, Ltd. ...........    16,521,870

Diversified Minerals - 1.6%
      26,980    Caemi Mineracao e Metalurgica S.A. ..............    11,876,811
     873,315    Companhia Vale do Rio Doce (ADR)* ...............    51,088,928

                                                                     62,965,739

Diversified Operations - 4.4%
     881,928    Louis Vuitton Moet Hennessy S.A.# ...............    64,186,729
   4,203,100    Tyco International, Ltd. (New York Shares) ......   111,382,150

                                                                    175,568,879

Diversified Operations - Commercial Service - 0.5%
     817,100    Cendant Corp.* ..................................    18,196,817

E-Commerce/Services - 0.7%
     179,955    eBay, Inc.* .....................................    11,623,293
     450,715    InterActiveCorp# ................................    15,292,760

                                                                     26,916,053

Electric Products - Miscellaneous - 3.1%
     324,225    Samsung Electronics Company, Ltd. ...............   122,723,856

Electronic Components - Miscellaneous - 0.7%
     106,025    Fanuc, Ltd. .....................................     6,351,409
   1,054,000    Omron Corp. .....................................    21,390,781

                                                                     27,742,190

Electronic Components - Semiconductors - 2.3%
   2,407,030    STMicroelectronics N.V.# ........................    65,276,411
     935,830    Texas Instruments, Inc. .........................    27,494,685

                                                                     92,771,096

Electronic Connectors - 0.3%
     101,000    Hirose Electric Company, Ltd. ...................    11,591,863

Enterprise Software/Services - 0.4%
      85,708    SAP A.G. ........................................    14,464,845

Fiduciary Banks - 0.8%
     600,970    Bank of New York Company, Inc. ..................    19,904,126
     262,625    Northern Trust Corp. ............................    12,191,053

                                                                     32,095,179

Finance - Investment Bankers/Brokers - 4.3%
   2,143,370    Citigroup, Inc. .................................   104,039,180
   2,358,000    Nikko Cordial Corp. .............................    13,135,448
   3,058,000    Nomura Holdings, Inc. ...........................    52,074,741

                                                                    169,249,369

Finance - Mortgage Loan Banker - 0.3%
     826,249    Housing Development Finance
                  Corporation, Ltd. .............................    11,668,900

Food - Catering - 1.0%
   6,001,424    Compass Group PLC ...............................    40,825,267

Food - Diversified - 0.4%
     509,287    Koninklijke Numico N.V. .........................    14,074,769

Food - Retail - 0.8%
   6,781,318    Tesco PLC* ......................................    31,289,881

Gas - Distribution - 0.3%
   3,329,000    Tokyo Gas Company, Ltd. .........................    11,865,989

Import/Export - 0.2%
     927,000    Mitsubishi Corp. ................................     9,826,183

See Notes to Schedules of Investments and Financial Statements.


40  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Internet Security - 0.7%
   1,589,540    Check Point Software Technologies, Ltd.
                  (New York Shares)* ............................$   26,736,063

Life and Health Insurance - 0.6%
  27,488,000    China Life Insurance Company, Ltd.
                  - H Shares* ...................................    22,482,972

Machinery - Construction and Mining - 1.8%
     802,118    Atlas Copco A.B. - Class A ......................    28,705,597
   6,545,000    Komatsu, Ltd. ...................................    41,528,413

                                                                     70,234,010

Medical - Biomedical and Genetic - 0.3%
     214,635    Amgen, Inc.* ....................................    13,264,443

Medical - Drugs - 6.3%
     274,761    Altana A.G.# ....................................    16,593,788
     221,775    Aventis S.A. ....................................    14,658,184
   1,150,900    Chugai Pharmaceutical Company, Ltd. .............    16,548,819
   1,305,884    Roche Holding A.G. ..............................   131,723,492
     609,503    Sanofi-Synthelabo S.A. ..........................    45,897,230
      16,698    Serono S.A. - Class B ...........................    11,908,337
     347,400    Takeda Chemical Industries, Ltd. ................    13,776,710

                                                                    251,106,560

Medical - Generic Drugs - 0.2%
     134,365    Teva Pharmaceutical Industries, Ltd. (ADR)# .....     7,619,839

Medical - HMO - 3.1%
     755,175    Anthem, Inc.* ...................................    56,638,125
   1,151,440    UnitedHealth Group, Inc. ........................    66,990,779

                                                                    123,628,904

Medical Instruments - 1.4%
   1,149,689    Medtronic, Inc. .................................    55,886,382

Medical Products - 0.4%
     486,205    Baxter International, Inc. ......................    14,838,977

Metal - Diversified - 2.3%
     485,240    MMC Norilsk Nickel (ADR) ........................    32,268,460
   1,493,011    Rio Tinto PLC* ..................................    41,240,133
   2,455,432    Vedanta Resources PLC* ..........................    16,175,840

                                                                     89,684,433

Money Center Banks - 12.8%
   6,374,596    Banca Intesa S.p.A.# ............................    24,925,889
   1,370,086    Credit Suisse Group .............................    50,128,475
   4,489,000    DBS Group Holdings, Ltd. ........................    38,855,503
       8,728    Erste Bank der Oesterreichischen
                  Sparkassen A.G. ...............................     1,078,560
   6,422,068    HSBC Holdings PLC ...............................   100,939,357
     553,798    ICICI Bank, Ltd. ................................     3,589,218
      10,066    Mitsubishi Tokyo Financial Group, Inc.# .........    78,521,750
       6,961    Mizuho Financial Group, Inc.# ...................    21,109,686
   2,996,081    Standard Chartered PLC* .........................    49,477,876
       3,560    Sumitomo Mitsui Financial Group, Inc.# ..........    18,967,622
   1,445,132    UBS A.G. ........................................    98,971,239
   4,036,487    Unicredito Italiano S.p.A.# .....................    21,791,324

                                                                    508,356,499
Multi-Line Insurance - 0.4%
     702,328    ING Groep N.V. ..................................    16,379,973

Multimedia - 2.5%
   5,611,360    Time Warner, Inc.* ..............................   100,948,366

Networking Products - 1.8%
   2,916,245    Cisco Systems, Inc.* ............................    70,835,591

Office Automation and Equipment - 1.8%
   1,545,000    Canon, Inc. .....................................    71,937,576

Oil Companies - Exploration and Production - 1.7%
     345,940    Canadian Natural Resources, Ltd. ................    17,499,785
  13,671,920    CNOOC, Ltd. .....................................    26,767,632
     566,111    EnCana Corp. ....................................    22,342,164

                                                                     66,609,581

Oil Companies - Integrated - 3.5%
     488,980    Lukoil (ADR) ....................................    45,524,037
   2,002,400    PTT Public Company, Ltd. ........................     8,085,911
     699,555    Suncor Energy, Inc. .............................    17,593,761
     201,894    Total S.A. - Class B ............................    37,536,796
     755,767    Yukos (ADR)# ....................................    31,742,214

                                                                    140,482,719

Petrochemicals - 2.6%
   8,313,600    Reliance Industries, Ltd. .......................   104,409,705

Pharmacy Services - 0.7%
     793,850    Medco Health Solutions, Inc.* ...................    26,982,962

Property and Casualty Insurance - 0.7%
       1,411    Millea Holdings, Inc. ...........................    18,432,397
   1,279,000    Mitsui Sumitomo Insurance Company, Ltd. .........    10,502,193

                                                                     28,934,590

Real Estate Operating/Development - 0.8%
   1,268,000    Cheng Kong Holdings, Ltd. .......................    10,085,399
   2,809,000    Sun Hung Kai Properties, Ltd. ...................    23,246,721

                                                                     33,332,120

Retail - Automobile - 0.3%
     440,625    Carmax, Inc.* ...................................    13,628,531

Retail - Discount - 0.7%
      43,970    Shinsegae Company, Ltd. .........................    10,701,888
   6,097,300    Wal-Mart de Mexico S.A. de C.V. .................    17,379,388

                                                                     28,081,276

Retail - Restaurants - 0.5%
     831,000    McDonald's Corp. ................................    20,633,730

Rubber and Vinyl - 0.3%
     582,000    JSR Corp. .......................................    13,006,345

Semiconductor Components/Integrated Circuits - 1.0%
      97,700    NEC Electronics Corp. ...........................     7,147,224
  39,098,000    United Microelectronics Corp.* ..................    33,512,571

                                                                     40,659,795

Semiconductor Equipment - 1.8%
     875,820    Applied Materials, Inc.* ........................    19,662,159
     459,640    KLA-Tencor Corp.* ...............................    26,967,079
     334,100    Tokyo Electron, Ltd.# ...........................    25,376,262

                                                                     72,005,500

Soap and Cleaning Preparations - 0.6%
   1,137,073    Reckitt Benckiser PLC ...........................    25,729,215

Steel - Producers - 2.5%
  14,621,000    China Steel Corp. ...............................    12,144,689
     857,000    China Steel Corp. (144A) (GDR)ss. ...............    14,269,050
     375,400    POSCO ...........................................    51,355,602
   2,255,780    Tata Iron and Steel Company, Ltd. ...............    21,954,611

                                                                     99,723,952

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Telecommunication Equipment - 0.6%
   1,278,414    Nokia Oyj .......................................$   22,107,787

Telecommunication Services - 0.5%
     963,325    Amdocs, Ltd. (New York Shares)* .................    21,655,546

Telephone - Integrated - 0.5%
   1,111,387    Deutsche Telekom A.G. ...........................    20,382,902

Television - 1.8%
   5,748,678    British Sky Broadcasting Group PLC* .............    72,345,984
--------------------------------------------------------------------------------
Total Common Stock (cost $3,063,346,705) ........................ 3,794,318,305
--------------------------------------------------------------------------------
Other Securities - 4.7%
                State Street Navigator Securities Lending
$175,309,037      Prime Portfolio+ ..............................   175,309,037
  10,536,994    U.S. Treasury Bonds+ ............................    10,536,994
--------------------------------------------------------------------------------
Total Other Securities (cost $185,846,031) ......................   185,846,031
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.8%
                Federal Home Loan Bank System
  31,200,000      0.65%, 1/2/04
                  (amortized cost $31,199,437) ..................    31,199,437
--------------------------------------------------------------------------------
Time Deposits - 5.0%
                Deutsche Bank
 166,800,000      0.90625%, 1/2/04 ..............................   166,800,000
                Fifth Third Bank
  33,200,000      0.90625%, 1/2/04 ..............................    33,200,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $200,000,000) .........................   200,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,480,392,173) - 105.8% .......... 4,211,363,773
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.8)%..  (230,601,930)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$3,980,761,843
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Austria                                                0.0%       $    1,078,560
Bermuda                                                2.7%          111,382,150
Brazil                                                 1.7%           73,413,926
Canada                                                 1.4%           57,435,710
China                                                  0.5%           22,482,972
Finland                                                0.5%           22,107,787
France                                                 4.5%          190,180,621
Germany                                                1.2%           51,441,535
Hong Kong                                              1.9%           81,122,687
India                                                  4.4%          182,507,855
Ireland                                                0.3%           10,667,219
Israel                                                 0.8%           34,355,902
Italy                                                  1.1%           46,717,213
Japan                                                 15.0%          630,890,300
Mexico                                                 1.5%           64,596,508
Netherlands                                            2.3%           95,731,153
Russia                                                 2.6%          109,534,711
Singapore                                              0.9%           38,855,503
South Korea                                            5.2%          220,812,004
Sweden                                                 1.1%           44,872,442
Switzerland                                            7.4%          311,680,860
Taiwan                                                 3.4%          141,768,827
Thailand                                               0.3%           12,163,683
United Kingdom                                         9.5%          399,679,099
United States++                                       29.8%        1,255,884,546
--------------------------------------------------------------------------------
Total                                                100.0%       $4,211,363,773

++Includes Short-Term Securities (19.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


42  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Brent Lynn
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 34.91% for its Institutional Shares, 34.53% for its Service Shares and 34.55% for its Service II Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, gained 38.59%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares earned a second-quartile position based on total return, ranking 79th out of 179 variable annuity international funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese yen, which remained a source of volatility despite the brighter economic outlook.

Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite led a strong recovery that came as welcome relief after three years of persistent losses. Emerging market stocks in Latin America, Europe and Asia also performed particularly well.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

As you know, Helen Young Hayes retired from managing JAS International Growth Portfolio last June. Helen was a pioneer in international growth stock investing and the excellent long term track record of the Portfolio is a tribute to her stock-picking abilities. I had the honor of co-managing the Portfolio with her from January 2001 through June 2003 and working with her at Janus for over a decade.

Now, as the sole manager of JAS International Growth Portfolio, I can assure you that the basic investment style of your Portfolio will not change. JAS International Growth Portfolio will continue to invest in high quality international companies with attractive medium term growth prospects, sustainable franchises, shareholder focused management teams, strong cash flow generation, and reasonable valuations. Although that philosophy has remained constant, I changed the composition of the Portfolio significantly during the course of the year. Early in 2003, global economic weakness, SARS and concerns about the war in Iraq created a very difficult external environment for companies. In light of this, we took a two-pronged approach by investing roughly half the Portfolio in relatively conservative companies we believed had a reasonably high degree of visibility in their businesses and the other half in more cyclically oriented companies.

As fears about the Iraq war and SARS subsided, an improving economic climate brightened the outlook for corporate profits across a broad range of industries from iron ore to semiconductors. The sharpest improvement seems to be coming from Asia, where numerous anecdotes and macroeconomic data collected on our frequent trips to the region point to an acceleration in economic growth. This change was particularly evident in our recent meetings with Japanese companies, where a number of firms have implemented significant cost-cutting initiatives, moved manufacturing to China, initiated meaningful share buy-backs or divested non-core assets. As a result of the improving environment, I have bought new positions or added to existing positions in some high-quality Japanese and Asian cyclical companies that I believe have solid earnings outlooks and reasonable valuations. Together with other changes to the Portfolio, this has left us with a more aggressive stance than that which we held at the beginning of 2003.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

India's Reliance Industries emerged as the single biggest contributor to results. Reliance is an Indian conglomerate with world scale petrochemical and refining operations and also a rapidly growing cellular communications business. Brazilian mining concern Cia Vale Rio Doce, also known as CVRD, was another top performer. Meanwhile, two semiconductor companies with exposure to the semiconductor market, including


                                       Janus Aspen Series  December 31, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO (unaudited)

U.K.-based circuit designer ARM Holdings and South Korean memory chip maker Samsung Electronics, also aided results. Finally, Swiss drugmaker Roche Holdings rounded out our list of top contributors.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Reliance Industries
  Cia Vale Rio Doce
  ARM Holdings
  Samsung Electronics
  Roche Holdings
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Japanese media and consumer electronics giant Sony Corp. was our biggest disappointment. India's Satyam Computer Services, which provides software outsourcing services and solutions to corporate clients, also held back results. Swedish door and lock maker Assa Abloy gave ground, as did Dutch publishing company Wolters Kluwer. Switzerland's Swiss Reinsurance also turned in a disappointing year.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Sony Corp.
  Satyam Computer Services
  Assa Abloy
  Wolters Kluwer
  Swiss Reinsurance
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

Viewed collectively, our financial services stocks provided the biggest boost to performance. While we carried somewhat less exposure than our benchmark to this strong-performing group, our individual selections in the sector performed better on the whole than the financial stocks included in the Index. Information technology - an area where we maintained significantly more exposure than our benchmark - was another strong sector for us in 2003 when viewed on an absolute basis.

While no single sector detracted from results, our relatively small exposure to industrial and telecommunication services stocks produced little in the way of positive contribution. Our modest exposure to these areas, together with their lackluster performance, made these two sectors our biggest laggards.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

Our decision to invest in select emerging growth opportunities in India, a country not represented in our benchmark, proved well-considered as it was the biggest contributor to overall results. We also saw strong positive contributions from our U.K.-based stocks. On the downside, our positions in Norway and the Netherland Antilles held back results.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

Residual currency hedges that were in place early in the period had a very small negative impact on performance. We had reduced our currency hedges substantially during the course of 2002, and the residual hedge positions were eliminated entirely in early 2003.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Looking forward, I will continue to build the Portfolio stock-by-stock, looking for attractive franchises with earnings and cash flow growth. At Janus, we strongly believe that our core competitive advantage comes from doing in-depth fundamental research on individual companies. Every day, we meet with and talk to companies around the globe to gain a better understanding of their business models and growth opportunities. I feel we have a very talented and focused international research team, one that is deeper and more experienced than ever before.

I would like to close with a comment about integrity. I have been very disheartened by the recent scandals facing the mutual fund industry. Nothing is more important to me than my personal integrity. As your portfolio manager, I have only one objective: to generate superior long-term investment returns for you, my shareholders. Together with other members of my team, I will continue to perform this job to the best of my ability.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen International Growth Portfolio - Institutional Shares       $26,454
Morgan Stanley Capital International EAFE(R) Index                      $14,350

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Growth Portfolio - Institutional Shares and the Morgan Stanley Capital International EAFE(R) Index. Janus Aspen International Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen International Growth Portfolio - Institutional Shares ($26,454) as compared to the Morgan Stanley Capital International EAFE(R) Index ($14,350).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                 One        Five        Since
                                                 Year       Year      Inception*
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Institutional Shares                34.91%      3.38%         10.59%
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Service Shares                      34.53%      2.86%         10.59%
--------------------------------------------------------------------------------
Janus Aspen International Growth
Portfolio - Service II Shares                   34.55%      2.93%         10.59%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index                      38.59%     (0.05)%         3.81%
--------------------------------------------------------------------------------


44  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital primarily through investments in common stocks of issuers located outside of the United States. The Portfolio has the flexibility to invest in non-U.S. companies and other organizations of any size, regardless of country of organization or place of principal business activity.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Common Stock -- Domestic -- 0.8%

Net Cash and Cash Equivalents -- 4.1%

Common Stock -- Foreign -- 95.1%

Number of Stocks: 83
Top 10 Equities: 26.9%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002
Reliance Industries, Ltd.                               5.5%                2.0%
Companhia Vale do Rio Doce (ADR)                        3.8%                0.7%
Samsung Electronics Company, Ltd.                       3.0%                1.7%
Roche Holding A.G.                                      2.6%                --
Grupo Televisa S.A. (ADR)                               2.2%                2.1%
Standard Chartered PLC                                  2.2%                1.1%
DBS Group Holdings, Ltd.                                2.0%                --
Julius Baer Holding, Ltd.                               1.9%                1.1%
Canadian Natural Resources, Ltd.                        1.9%                0.7%
STMicroelectronics N.V.                                 1.8%                1.7%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                        Morgan Stanley
                                               Capital               Janus Aspen
                                         International             International
                                         EAFE(R) Index          Growth Portfolio

Money Center Banks                               12.8%                      8.3%
Electric Products -- Miscellaneous                0.9%                      5.7%
Petrochemicals                                    0.0%                      5.5%
Commercial Banks                                  4.8%                      5.1%
Medical -- Drugs                                  8.1%                      4.9%

                                  [BAR CHART]

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------
Japan                                                                      21.0%
India                                                                      11.0%
Canada                                                                      7.5%
United Kingdom                                                              7.4%
Brazil                                                                      6.7%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen International Growth Portfolio - Institutional Shares 29th out of 106 variable annuity international funds for the 5-year period.

*The Portfolio's inception date - May 2, 1994.

See "Explanations of Charts, Tables and Financial Statements."

Effective June 16, 2003, Helen Young Hayes is no longer the co-manager of Janus Aspen International Growth Portfolio, and Brent Lynn is the sole portfolio manager of the Portfolio.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Returns have sustained significant gains and losses due to market volatility in the financials sector.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.9%
Advertising Sales - 0.8%
   1,756,662    Telefonica Publicidad e Informacion S.A.# .......$    9,638,596

Advertising Services - 1.1%
       2,587    Dentsu, Inc. ....................................    13,035,178

Apparel Manufacturers - 1.6%
      96,822    Hermes International ............................    18,734,224

Audio and Video Products - 2.2%
     220,000    Pioneer Corp.# ..................................     6,076,327
     917,306    Thomson# ........................................    19,519,362

                                                                     25,595,689

Automotive - Cars and Light Trucks - 1.5%
   1,137,961    Maruti Udyog, Ltd.* .............................     9,385,528
     804,233    Tata Motors, Ltd. ...............................     7,972,703

                                                                     17,358,231

Automotive - Truck Parts and Equipment - Original - 0%
       3,510    TI Automotive, Ltd.(beta),(sigma) ...............             0

Broadcast Services and Programming - 2.2%
     645,156    Grupo Televisa S.A. (ADR) .......................    25,715,918

Building - Residential and Commercial - 0.5%
   9,823,200    Land and Houses Public Company, Ltd. ............     3,049,413
   8,574,600    Land and Houses Public Company, Ltd. (NVDR) .....     2,661,810

                                                                      5,711,223

Building and Construction Products - Miscellaneous - 0.6%
      35,505    Imerys S.A. .....................................     7,474,500

Commercial Banks - 5.1%
     738,581    Anglo Irish Bank Corporation PLC ................    11,654,449
   3,964,700    Bangkok Bank Public Company, Ltd.* ..............    10,906,740
      66,221    Julius Baer Holding, Ltd. .......................    22,328,001
     303,250    Kookmin Bank ....................................    11,363,922
   6,231,000    PT Bank Buana Indonesia Tbk .....................     2,459,849

                                                                     58,712,961

Computer Services - 1.2%
     494,023    TietoEnator Oyj .................................    13,522,071

Computers - 0.2%
   1,748,000    Compal Electronics, Inc. ........................     2,394,168

Computers - Peripheral Equipment - 0.9%
     881,300    Hon Hai Precision Industry Company, Ltd. ........     3,465,495
     147,599    Logitech International S.A.* ....................     6,384,917

                                                                      9,850,412

Diversified Financial Services - 1.3%
  15,758,000    Fubon Financial Holding Company, Ltd. ...........    15,084,978

Diversified Minerals - 3.8%
     751,950    Companhia Vale do Rio Doce (ADR)* ...............    43,989,075

Diversified Operations - 1.9%
   1,195,000    Hutchison Whampoa, Ltd. .........................     8,812,117
     175,457    Louis Vuitton Moet Hennessy S.A. ................    12,769,762

                                                                     21,581,879

Electric Products - Miscellaneous - 5.7%
     284,490    LG Electronics, Inc.* ...........................    13,991,703
      91,570    Samsung Electronics Company, Ltd. ...............    34,660,570
   4,664,000    Toshiba Corp. ...................................    17,668,975

                                                                     66,321,248

Electronic Components - Semiconductors - 4.5%
   8,735,837    ARM Holdings PLC* ...............................    20,095,498
     786,971    Infineon Technologies A.G.# .....................    11,008,460
     753,498    STMicroelectronics N.V.# ........................    20,434,164

                                                                     51,538,122

Electronic Measuring Instruments - 0.5%
      26,300    Keyence Corp. ...................................     5,543,688

Enterprise Software/Services - 0.8%
      95,000    Nomura Research Institute, Ltd. .................     9,263,320

Finance - Investment Bankers/Brokers - 2.4%
   1,734,000    Nikko Cordial Corp. .............................     9,659,401
   1,074,000    Nomura Holdings, Inc. ...........................    18,289,167

                                                                     27,948,568

Finance - Mortgage Loan Banker - 1.7%
   1,409,085    Housing Development Finance
                  Corporation, Ltd. .............................    19,900,141

Hotels and Motels - 0.7%
     303,528    Fairmont Hotels & Resorts, Inc. .................     8,281,987

Human Resources - 1.0%
       2,623    Goodwill Group, Inc.# ...........................     5,800,607
         806    Pasona, Inc.*,# .................................     5,354,782

                                                                     11,155,389

Internet Connectivity Services - 0.5%
     236,765    NDS Group PLC (ADR)* ............................     5,279,860

Internet Security - 2.5%
     964,487    Check Point Software Technologies, Ltd.
                  (New York Shares)* ............................    16,222,672
     454,500    Trend Micro, Inc.* ..............................    12,192,661

                                                                      28,415,333

Life and Health Insurance - 0.7%
   9,644,000    China Life Insurance Company, Ltd.
                  - H shares* ...................................     7,888,016

Medical - Drugs - 4.9%
   1,042,900    Chugai Pharmaceutical Company, Ltd. .............    14,995,884
     302,573    Roche Holding A.G. ..............................    30,520,301
      14,624    Serono S.A. - Class B ...........................    10,429,244
      15,500    Takeda Chemical Industries, Ltd. ................       614,678

                                                                     56,560,107

Metal - Diversified - 1.3%
     219,364    MMC Norilsk Nickel (ADR) ........................    14,587,706

Miscellaneous Manufacturing - 0.8%
   5,033,746    FKI PLC .........................................     9,641,979

Money Center Banks - 8.3%
   2,617,000    DBS Group Holdings, Ltd. ........................    22,652,004
       2,289    Mitsubishi Tokyo Financial Group, Inc. ..........    17,855,781
       4,934    Mizuho Financial Group, Inc.# ...................    14,962,676
   1,538,287    Standard Chartered PLC ..........................    25,403,576
       2,912    Sumitomo Mitsui Financial Group, Inc.# ..........    15,515,088

                                                                     96,389,125

Office Automation and Equipment - 1.1%
     276,000    Canon, Inc. .....................................    12,850,984

Oil and Gas Drilling - 2.4%
     277,145    Nabors Industries, Ltd.*,# ......................    11,501,518
     371,249    Precision Drilling Corp.* .......................    16,303,641

                                                                     27,805,159

See Notes to Schedules of Investments and Financial Statements.


46  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Oil Companies - Exploration and Production - 3.2%
     429,660    Canadian Natural Resources, Ltd. ................$   21,734,861
     303,780    EnCana Corp. ....................................    11,988,996
     174,074    Niko Resources, Ltd. ............................     3,650,536

                                                                     37,374,393

Oil Companies - Integrated - 4.0%
     747,336    Husky Energy, Inc. ..............................    13,573,206
     134,030    Lukoil (ADR) ....................................    12,478,193
     441,392    Suncor Energy, Inc. .............................    11,100,979
     207,131    Yukos (ADR)# ....................................     8,699,502

                                                                     45,851,880

Paper and Related Products - 2.4%
     410,410    Aracruz Celulose S.A. (ADR)# ....................    14,380,767
     859,217    Billerud A.B.# ..................................    12,956,380

                                                                     27,337,147

Petrochemicals - 5.5%
   5,028,016    Reliance Industries, Ltd. .......................    63,146,371

Property and Casualty Insurance - 1.4%
       1,201    Millea Holdings, Inc. ...........................    15,689,092

Real Estate Management/Services - 1.0%
   1,192,000    Mitsubishi Estate Company, Ltd. .................    11,300,476

Real Estate Operating/Development - 0.7%
   1,028,000    Sun Hung Kai Properties, Ltd. ...................     8,507,522

Retail - Automobile - 0.5%
      89,790    USS Company, Ltd. ...............................     6,350,734

Retail - Diversified - 1.0%
     351,000    Ito-Yokado Company, Ltd. ........................    11,037,324

Semiconductor Components/Integrated Circuits - 0.5%
      86,600    NEC Electronics Corp. ...........................     6,335,206

Semiconductor Equipment - 1.0%
     159,400    Tokyo Electron, Ltd. ............................    12,107,082

Soap and Cleaning Preparations - 1.5%
   3,958,720    Hindustan Lever, Ltd. ...........................    17,761,096

Steel - Producers - 1.5%
   9,770,000    China Steel Corp. ...............................     8,115,287
     948,846    Tata Iron and Steel Company, Ltd. ...............     9,234,741

                                                                     17,350,028

Steel - Specialty - 1.6%
     351,000    Companhia Siderurgica Nacional S.A. (ADR)# ......    18,813,600

Telecommunication Equipment - 2.2%
     541,630    Comverse Technology, Inc.* ......................     9,527,272
     905,798    Nokia Oyj .......................................    15,664,088

                                                                     25,191,360

Telecommunication Services - 1.7%
     873,855    Amdocs, Ltd. (New York Shares)* .................    19,644,260

Television - 0.5%
     457,011    British Sky Broadcasting Group PLC* .............     5,751,394

Tobacco - 1.0%
   1,127,392    Swedish Match A.B. ..............................    11,516,311
--------------------------------------------------------------------------------
Total Common Stock (cost $843,799,192) .......................... 1,108,835,111
--------------------------------------------------------------------------------
Other Securities - 7.0%
                State Street Navigator Securities Lending
 $80,727,361      Prime Portfolio+ (cost $80,727,361) ...........    80,727,361
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 4.6%
                Federal Home Loan Bank System
  53,600,000      0.65%, 1/2/04
                  (amortized cost $53,599,032) ..................    53,599,032
--------------------------------------------------------------------------------
Total Investments (total cost $978,125,585) - 107.5% ............ 1,243,161,504
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (7.5)%..   (87,072,074)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$1,156,089,430
--------------------------------------------------------------------------------


Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Bermuda                                                0.9%       $   11,501,518
Brazil                                                 6.2%           77,183,442
Canada                                                 7.0%           86,634,206
China                                                  0.6%            7,888,016
Finland                                                2.3%           29,186,159
France                                                 4.7%           58,497,848
Germany                                                0.9%           11,008,460
Hong Kong                                              1.4%           17,319,639
India                                                 10.2%          127,400,580
Indonesia                                              0.2%            2,459,849
Ireland                                                0.9%           11,654,449
Israel                                                 1.3%           16,222,672
Japan                                                 19.5%          242,499,111
Mexico                                                 2.1%           25,715,918
Netherlands                                            1.6%           20,434,164
Russia                                                 2.9%           35,765,401
Singapore                                              1.8%           22,652,004
South Korea                                            4.8%           60,016,195
Spain                                                  0.8%            9,638,596
Sweden                                                 2.0%           24,472,691
Switzerland                                            5.6%           69,662,463
Taiwan                                                 2.4%           29,059,928
Thailand                                               1.4%           16,617,963
United Kingdom                                         6.9%           85,816,567
United States++                                       11.6%          143,853,665
--------------------------------------------------------------------------------
Total                                                100.0%       $1,243,161,504

++Includes Short-Term Securities (0.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Mike Lu
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 46.75% for its Institutional Shares, 46.47% for its Service Shares, and 47.13% for its Service II Shares, while its benchmark, the S&P 500(R) Index, gained 28.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares earned a second-quartile position based on total return, ranking it 36th out of 124 variable annuity specialty/miscellaneous funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese yen, which remained a source of volatility despite the brighter economic outlook.

Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite led a strong recovery that came as welcome relief after three years of persistent losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Although I was encouraged by market gains during the period, there were times when I questioned their sustainability due to concerns over end-demand strength and follow-through given the mix of economic data throughout the year. As such, I continued to base my investment decisions on our fundamental analysis and end-demand research performed at the company level. Upon detecting signs of improving fundamentals, as expressed via end-demand growth, I'd often increase my exposure to those firms. However, in cases where a company's outlook remained clouded, I opted to wait for more concrete proof of a sustainable turnaround in business.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Internet retailer Amazon.com, was our single biggest contributor to results. We were also rewarded by substantial gains in video game maker Electronic Arts and semiconductor company Texas Instruments, which provides a wide array of digital signal processors for wireless communications and consumer end-markets. Another holding with significant exposure to the telecommunications industry, specialty telecom equipment maker UTStarcom, also aided results. Lastly, France's Atos Origin, a global provider of IT services such as e-commerce consulting and supply-chain management, was also a standout performer.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Amazon.com
  Electronic Arts
  Texas Instruments
  UTStarcom
  Atos Origin
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Two India-based information technology services companies ranked among our biggest disappointments. These included applications software specialist Infosys and software services provider Satyam Computer Services, which provides turnkey solutions that enable IT outsourcing. U.S.-based aerospace and defense contractors Lockheed Martin and General Dynamics also worked against us, as did Japanese electronics and media giant Sony Corp.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Infosys
  Lockheed Martin
  Sony Corp.
  Satyam Computer Services
  General Dynamics
--------------------------------------------------------------------------------


48  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

As a technology-focused Portfolio, our returns will always be significantly impacted by returns in the information technology sector. Because information technology represents less than 17% of the S&P 500(R) Index, the Portfolio's performance relative to the broader market can thus be magnified in any given period as a function of how well these stocks perform.

Over the last year, specific industries that had the biggest impact on performance included semiconductor and semiconductor capital equipment stocks. Semiconductors represented one of our largest exposures when viewed by industry and were second only to our software stocks - which were also significant contributors - in terms of average weighting within the Portfolio. Industries that worked against us included our smaller positions in communications services and electrical equipment stocks.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

As a global portfolio, we seek out technology companies from around the world. That flexibility often leaves us underweight relative to our U.S.-dominated benchmark, the S&P 500(R) Index, which is comprised almost entirely of U.S. stocks. Still, a significant portion of the Portfolio's assets - more than 60% on average - were invested in the United States during the period. That made U.S. investments as a group the single largest contributor to performance. This year, however, good stock selection also allowed our U.S. exposure to shine on a relative basis as our individual stock picks collectively performed better than those included in our passive benchmark. Meanwhile, Japan, France and the United Kingdom were also strong positive contributors to results.

On the other hand, three countries we invested in this year provided a net negative contribution to results. These included our extremely small exposure to Canadian stocks and somewhat larger exposure to companies in Bermuda. As a group, our Indian stocks - two of which were highlighted above - were our biggest disappointments.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

After nearly three years of declines in technology spending and deferred projects, I believe we will see signs of corporate IT budget growth in 2004. This belief is further supported by our end-demand research into technology needs and the pending expiration of accelerated depreciation tax provisions. However, I do not expect to see a dramatic snap-back in IT spending, but a more gradual rise as corporations continue to keep a tight rein on expenses. Thus, we will continue with our focus on end-demand research, identifying companies whose products and services most satisfy the IT needs of their customers. My portfolio decisions will continue to be shaped by the results of such research.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Global Technology Portfolio - Institutional Shares           $3,608
S&P 500(R) Index                                                         $8,102

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Technology Portfolio - Institutional Shares and the S&P 500(R) Index. Janus Aspen Global Technology Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen Global Technology Portfolio - Institutional Shares ($3,608) as compared to the S&P 500(R) Index ($8,102).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                               One      Since
                                                               Year   Inception*
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Institutional Shares                                        46.75%   (22.73)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Service Shares                                              46.47%   (22.92)%
--------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
- Service II Shares                                           47.13%   (22.92)%
--------------------------------------------------------------------------------
S&P 500(R) Index                                              28.67%   (5.19)%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of domestic and foreign issuers that its portfolio manager believes will benefit significantly from advancements or improvements in technology. These businesses may include companies in the semiconductor, computer systems, networking, telecommunications, and software industries.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock -- 0.5%

Corporate Bonds -- Domestic -- 1.0%

Net Cash and Cash Equivalents -- 3.8%

Common Stock -- Foreign -- 41.4%

Common Stock -- Domestic -- 53.3%


Number of Stocks: 97
Number of Bonds: 4
Top 10 Equities: 28.5%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002
Electronic Arts, Inc.                                   4.3%                4.6%
Nokia Oyj (ADR)                                         4.2%                6.0%
Amazon.com, Inc.                                        3.6%                2.8%
Intuit, Inc.                                            2.8%                5.3%
Texas Instruments, Inc.                                 2.7%                1.9%
Microsoft Corp.                                         2.4%                6.0%
Dell, Inc.                                              2.3%                3.1%
UTStarcom, Inc.                                         2.3%                2.3%
Atos Origin S.A.                                        2.0%                1.0%
Hon Hai Precision Industry
  Company, Ltd.                                         1.9%                2.0%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                            S&P 500(R)        Janus Aspen Global
                                                 Index      Technology Portfolio

Electronic Components -- Semiconductors           3.2%                     11.1%
Telecommunications Equipment                      0.3%                      8.6%
Semiconductor Equipment                           0.6%                      5.9%
Applications Software                             3.2%                      5.8%
Computers                                         3.3%                      5.6%
Semiconductor Components/Integrated Circuits      0.4%                      5.5%
Entertainment Software                            0.1%                      4.3%
Computers -- Peripheral Equipment                 0.1%                      4.0%
Electronic Components -- Miscellaneous            0.2%                      3.9%
E-Commerce/Products                               N/A                       3.6%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

*The Portfolio's inception date - January 18, 2000.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Returns have sustained significant gains and losses due to market volatility in the consumer descretionary sector.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


50  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 94.7%
Aerospace and Defense - 1.2%
      75,045    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ........................$    2,628,826

Applications Software - 5.4%
     113,060    Intuit, Inc.* ...................................     5,982,005
     182,230    Microsoft Corp. .................................     5,018,614
     135,620    Misys PLC** .....................................       514,089

                                                                     11,514,708

Audio and Video Products - 1.4%
      21,000    Pioneer Corp.** .................................       580,013
     111,839    Thomson**,# .....................................     2,379,823

                                                                      2,959,836

Automotive - Cars and Light Trucks - 1.6%
     307,000    Nissan Motor Company, Ltd.** ....................     3,506,280

Cable Television - 0.5%
      32,485    EchoStar Communications Corp. - Class A* ........     1,104,490

Cellular Telecommunications - 0.5%
      74,860    China Mobile, Ltd. (ADR)** ......................     1,162,576

Computer Aided Design - 0.5%
      25,965    Dassault Systemes S.A.**,# ......................     1,184,276

Computer Services - 3.4%
      67,292    Atos Origin S.A.*,**,# ..........................     4,303,361
     666,180    LogicaCMG PLC** .................................     3,055,952

                                                                      7,359,313

Computers - 5.6%
     552,000    Compal Electronics, Inc. ........................       756,053
     146,850    Dell, Inc.* .....................................     4,987,026
      56,205    Hewlett-Packard Co. .............................     1,291,029
      37,890    IBM Corp. .......................................     3,511,645
     409,000    Quanta Computer, Inc. ...........................     1,005,935
      88,535    Sun Microsystems, Inc.* .........................       397,522

                                                                     11,949,210

Computers - Integrated Systems - 1.1%
      45,685    Diebold, Inc. ...................................     2,461,051

Computers - Memory Devices - 1.5%
     190,215    EMC Corp.* ......................................     2,457,578
      58,425    Western Digital Corp.* ..........................       688,831

                                                                      3,146,409

Computers - Peripheral Equipment - 4.0%
     183,590    Chi Mei Optoelectronics Corp. (GDR)* ............     1,890,977
   1,038,360    Hon Hai Precision Industry Company, Ltd. ........     4,083,095
      61,782    Logitech International S.A.* ....................     2,672,599

                                                                      8,646,671

Data Processing and Management - 1.2%
      67,092    VERITAS Software Corp.* .........................     2,493,139

E-Commerce/Products - 3.6%
     147,420    Amazon.com, Inc.* ...............................     7,760,189

E-Commerce/Services - 1.5%
      51,195    eBay, Inc.* .....................................     3,306,685

Electric Products - Miscellaneous - 3.0%
      34,870    LG Electronics, Inc.*,** ........................     1,714,966
      10,710    Samsung Electronics Company, Ltd.** .............     4,053,890
     163,000    Toshiba Corp.** .................................       617,505

                                                                      6,386,361

Electronic Components - Miscellaneous - 3.9%
     443,000    AU Optronics Corp. ..............................       518,029
      26,320    KH Vatec Company, Ltd.*,** ......................     1,056,997
     126,293    Koninklijke (Royal) Philips Electronics N.V.** ..    3,687,793
      21,900    Nam Tai Electronics, Inc.# ......................       614,952
     108,000    NEC Corp.** .....................................       795,111
      15,050    Samsung SDI Company, Ltd.**                           1,774,675

                                                                      8,447,557

Electronic Components - Semiconductors - 10.8%
      48,735    Advanced Micro Devices, Inc.* ...................       726,152
     653,310    ARM Holdings PLC*,** ............................     1,502,843
      66,635    Broadcom Corp. - Class A* .......................     2,271,587
      67,590    Intel Corp. .....................................     2,176,398
      62,540    Intersil Corp. - Class A ........................     1,554,119
     121,275    Micron Technology, Inc.*,# ......................     1,633,574
      50,760    NVIDIA Corp.* ...................................     1,180,170
      55,571    STMicroelectronics N.V.** .......................     1,507,034
      93,533    STMicroelectronics N.V.
                  (New York Shares)**,# .........................     2,526,326
     198,550    Texas Instruments, Inc. .........................     5,833,398
      61,170    Xilinx, Inc.* ...................................     2,369,726

                                                                     23,281,327

Electronic Design Automation - 2.1%
     138,925    Cadence Design Systems, Inc.* ...................     2,497,872
      60,840    Synopsys, Inc.* .................................     2,053,958

                                                                      4,551,830

Electronic Measuring Instruments - 1.2%
      32,400    Advantest Corp.** ...............................     2,569,749

Enterprise Software/Services - 2.7%
      41,835    BMC Software, Inc.* .............................       780,223
      35,275    Business Objects S.A. (ADR)*,**,# ...............     1,222,984
      28,830    Computer Associates International, Inc. .........       788,212
     156,910    Oracle Corp.* ...................................     2,071,213
       5,745    SAP A.G.** ......................................       969,577

                                                                      5,832,209

Entertainment Software - 4.3%
     193,230    Electronic Arts, Inc.* ..........................     9,232,529

Internet Connectivity Services - 0.6%
      62,040    NDS Group PLC (ADR)*,** .........................     1,383,492

Internet Security - 1.4%
      81,075    Check Point Software Technologies, Ltd.
                 (New York Shares)* .............................     1,363,682
      45,270    Symantec Corp.* .................................     1,568,605

                                                                      2,932,287

Medical Instruments - 0.8%
      33,830    Medtronic, Inc. .................................     1,644,476

Miscellaneous Manufacturing - 0.4%
      25,165    Applied Films Corp.* ............................       830,948

Networking Products - 2.2%
     150,245    Cisco Systems, Inc.* ............................     3,649,451
      66,135    NETGEAR, Inc.*,# ................................     1,057,499

                                                                      4,706,950

Office Automation and Equipment - 1.5%
      55,000    Canon, Inc.** ...................................     2,560,885
      49,360    Xerox Corp.* ....................................       681,168

                                                                      3,242,053

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  51

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--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Security Services - 0.5%
      38,055    Kroll, Inc.*,# ..................................$      989,430

Semiconductor Components/Integrated Circuits - 5.5%
      60,690    Emulex Corp.* ...................................     1,619,209
      88,225    Marvell Technology Group, Ltd.* .................     3,346,375
      51,550    Maxim Integrated Products, Inc. .................     2,567,190
      18,200    NEC Electronics Corp.** .........................     1,331,417
     167,000    Novatek Microelectronics Corporation, Ltd. ......       472,224
     777,600    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ................................     1,454,421
     593,000    United Microelectronics Corp.* ..................       508,286
      71,270    Vitesse Semiconductor Corp.*,# ..................       418,355

                                                                     11,717,477

Semiconductor Equipment - 5.9%
     106,750    Applied Materials, Inc.* ........................     2,396,537
      58,550    KLA-Tencor Corp.* ...............................     3,435,128
      30,870    Novellus Systems, Inc.* .........................     1,298,084
      59,855    NPTest Holding Corp.*,# .........................       660,799
     354,000    Siliconware Precision Industries Co.* ...........       362,863
      90,385    Teradyne, Inc.* .................................     2,300,298
      28,200    Tokyo Electron, Ltd.** ..........................     2,141,905

                                                                     12,595,614

Telecommunication Equipment - 8.6%
     138,925    Alcatel S.A. (ADR)*,**,# ........................     1,785,186
      31,490    Harris Corp. ....................................     1,195,046
     229,726    Nokia Oyj** .....................................     3,972,683
     300,985    Nokia Oyj (ADR)** ...............................     5,116,744
     144,000    Oki Electric Industry Company, Ltd.*,** .........       562,993
      24,707    People & Telecommunication** ....................       121,099
      46,185    Telefonaktiebolaget LM Ericsson (ADR)*,# ........       817,475
     132,535    UTStarcom, Inc.*,# ..............................     4,913,072

                                                                     18,484,298

Telecommunication Equipment - Fiber Optics - 1.1%
     122,450    CIENA Corp.* ....................................       813,068
     151,400    Corning, Inc.* ..................................     1,579,102

                                                                      2,392,170

Telecommunication Services - 1.3%
      59,915    Amdocs, Ltd. (New York Shares)*,** ..............     1,346,889
   3,290,000    China Telecom Corporation, Ltd. .................     1,356,072

                                                                      2,702,961

Television - 1.0%
     163,745    British Sky Broadcasting Group PLC*,** ..........     2,060,699

Web Portals/Internet Service Providers - 2.9%
         186    Yahoo Japan Corp.*,**,# .........................     2,499,207
      80,865    Yahoo!, Inc.* ...................................     3,652,672

                                                                      6,151,879
--------------------------------------------------------------------------------
Total Common Stock (cost $164,309,213) ..........................   203,319,955
--------------------------------------------------------------------------------
Corporate Bonds - 1.0%
Applications Software - 0.4%
     900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A)ss. .......       892,125

Electronic Components - Semiconductors - 0.3%
     650,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...................................       650,000

Networking Products - 0%
   1,000,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03
                  (144A)(omega),(delta),(sigma),ss. .............             0

Telecommunication Equipment - Fiber Optics - 0.3%
     580,000    CIENA Corp., 3.75%
                  convertible senior notes, due 2/1/08 ..........       533,600
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,827,935) .........................     2,075,725
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Wireless Equipment - 0.5%
      22,585    Crown Castle International Corp.
                  convertible, 6.25% (cost $1,129,250) ..........     1,010,679
--------------------------------------------------------------------------------
Other Securities - 5.2%
                State Street Navigator Securities Lending
 $11,188,129      Prime Portfolio+ (cost $11,188,129) ...........    11,188,129
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 2.4%
                Federal Home Loan Bank System
   5,200,000      0.65%, 1/2/04
                  (amortized cost $5,199,906) ...................     5,199,906
--------------------------------------------------------------------------------
Total Investments (total cost $184,654,433) - 103.8% ............   222,794,394
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.8)%..    (8,067,758)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$  214,726,636
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


52  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                               % of Investment Securities   Market Value
--------------------------------------------------------------------------------
Bermuda                                                     1.5%    $  3,346,375
Brazil                                                      1.2%       2,628,826
China                                                       0.6%       1,356,072
Finland                                                     4.1%       9,089,427
France                                                      4.9%      10,875,630
Germany                                                     0.4%         969,577
Hong Kong                                                   0.5%       1,162,576
Israel                                                      0.6%       1,363,682
Japan                                                       7.7%      17,165,065
Netherlands                                                 3.5%       7,721,153
South Korea                                                 3.9%       8,721,627
Sweden                                                      0.4%         817,475
Switzerland                                                 1.2%       2,672,599
Taiwan                                                      5.0%      11,051,883
United Kingdom                                              4.4%       9,863,964
United States++                                            60.1%     133,988,463
--------------------------------------------------------------------------------
Total                                                     100.0%    $222,794,394

++Includes Short-Term Securities (52.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                     Currency           Currency     Unrealized
Settlement Date                     Units Sold    Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 3/26/04                  185,000        $   328,930     $ (26,696)
British Pound 4/16/04                  565,000          1,002,842      (110,933)
Euro 3/26/04                         3,950,000          4,969,489      (421,037)
Euro 4/16/04                           200,000            251,482       (19,682)
Hong Kong Dollar 9/27/04            13,700,000          1,776,194        (6,626)
Japanese Yen 3/26/04               250,000,000          2,339,850       (88,389)
Japanese Yen 4/16/04               325,000,000          3,043,943       (59,553)
South Korean Won 5/14/04         2,800,000,000          2,325,099        27,052
--------------------------------------------------------------------------------
Total                                                 $16,037,829     $(705,864)

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Thomas Malley
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 26.23% for its Institutional Shares and 26.19% for its Service Shares, while its benchmark, the S&P 500(R) Index, advanced 28.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares ranked in the fourth-quartile based on total returns, placing 108th out of 124 variable annuity specialty/miscellaneous funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese yen, which remained a source of volatility despite the brighter economic outlook. Against this backdrop, the Morgan Stanley Capital International World Index posted a 33.11% gain, while the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index soared 38.59%.(1)

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

I continued to focus on companies with historically solid earnings and free cash flow growth, which have upside potential in our discounted present value models driven off free cash flows. I look for companies with exciting products to treat diseases and make people healthy. I want to maintain a balance between different sectors in the healthcare marketplace and have exposure to American and overseas investments. This past year, I trimmed the Portfolio's exposure to HMOs and hospitals, as well as medical devices and large-cap U.S. pharmaceuticals. This was replaced with more exposure to biotechnology, which I believe has greater long-term growth. It's my view that, as the stock market improves, investors are more willing to look at and discount long-term growth. This sentiment shift tends to favor smaller companies, and we shifted our investments accordingly.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the Portfolio's top performers was U.S. medical device manufacturer Guidant Corp., followed by U.S.-based Pharmaceutical Resources, a small, innovative generic drug concern which launched multiple new products this year. Alcon, a maker of ophthalmic drugs and supplies based in the U.S., also experienced solid gains for the period, as did Swiss drug maker Roche Holdings and biotechnology firm Gilead Sciences.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Guidant Corp.
  Pharmaceutical Resources
  Alcon
  Roche Holdings
  Gilead Sciences
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The U.S.'s largest hospital operator, HCA, was the Portfolio's most significant detractor during the period. Meanwhile, U.S.-based generic drug concern Andrx and German drug maker Bayer A.G. also lagged, as did U.S. biotechnology firm Regeneron Pharmacauticals. Finally, Baxter International, a medical equipment maker also based in the U.S., rounded out the list of the Portfolio's five largest detractors.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  HCA
  Andrx
  Bayer A.G.
  Regeneron Pharmaceuticals
  Baxter International
--------------------------------------------------------------------------------


54  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

Managing a life sciences portfolio, I invest primarily in healthcare stocks from around the world. Relative outperformance or underperformance compared to the S&P 500(R) Index can thus be magnified in any given period because healthcare only represents about 15% of the S&P 500.(R) Also, I invest part of the Portfolio's assets overseas, whereas the S&P 500(R) is a U.S.-specific index. Having said that, pharmaceuticals as an industry contributed most positively to the Portfolio's performance during the last 12 months. We also benefited from strong gains in the healthcare equipment area. We outperformed the S&P 500(R) in both of these industries. On the downside, the Portfolio's only negative contributor was the chemicals group, while the electronic equipment and instruments area provided only modest gains.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

This year, U.S. assets made up just under three-quarters of the Portfolio's average assets and was thereby the strongest contributor to performance. Meanwhile, the Portfolio was most notably overweight in Switzerland as compared to its benchmark, which had no exposure to that country. This caused our Swiss investments, such as Roche, Novartis, and Serono, to collectively emerge as the second-biggest contributor to results. The U.K. was a profitable market for the Portfolio, with strong gains in Smith & Nephew and GlaxoSmithKline. Detracting from the Portfolio's results was our modest exposure to both the Netherlands and Denmark, countries that are not represented in the benchmark.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

The U.S. dollar fell during the period, which means that currency was a net positive to the Portfolio because of our ownership of international assets whose currencies appreciated. Given that the Portfolio is a U.S.-based portfolio priced in dollars, when overseas currencies go up in value compared to the U.S. dollar, the international assets gain in value as measured in dollars. However, the Portfolio usually maintains partial currency hedges in an attempt to limit volatility from currency movements. As a result, part of the currency gain was hedged away. The amount of currency hedging will vary over time and by currency.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

I will continue to invest in companies with exciting growth potential and good current or future potential free cash flows. I want to maintain diversity among the major healthcare sectors, while focusing on businesses delivering value for consumers. I will also continue to invest internationally, where many new pipeline drugs are being created. There are many exciting opportunities for treating and curing human disease, and I want to own those companies creating these cures.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Global Life Sciences Portfolio - Institutional Shares        $6,954
S&P 500(R) Index                                                         $8,102

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares and the S&P 500(R) Index. Janus Aspen Global Life Sciences Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 18, 2000, through December 31, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Global Life Sciences Portfolio - Institutional Shares ($6,954) as compared to the S&P 500(R) Index ($8,102).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                             One        Since
                                                             Year     Inception*
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
- Institutional Shares                                      26.23%      (8.78)%
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
- Service Shares                                            26.19%      (8.99)%
--------------------------------------------------------------------------------
S&P 500(R)Index                                             28.67%      (5.19)%
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek long-term growth of capital by normally investing at least 80% of the Portfolio's net assets in securities of companies that the portfolio manager believes have a life sciences orientation. At least 25% of the Portfolio's total assets will normally be invested in the healthcare, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology industry groups.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Net Cash and Cash Equivalents -- 0.8%

Common Stock -- Foreign -- 25.7%

Common Stock -- Domestic -- 73.5%


Number of Stocks: 65
Top 10 Equities: 30.7%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Roche Holding A.G.                                      4.4%                1.5%
Genentech, Inc.                                         4.3%                2.7%
Amgen, Inc.                                             3.4%                2.9%
Pfizer, Inc.                                            3.0%                3.0%
Alcon, Inc. (New York Shares)                           3.0%                2.7%
Anthem, Inc.                                            2.8%                3.0%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                            2.6%                2.7%
Wyeth                                                   2.4%                2.0%
Medco Health Solutions, Inc.                            2.4%                --
Tyco International, Ltd.
  (New York Shares)                                     2.4%                --

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                                     Janus Aspen
                                             S&P 500(R)     Global Life Sciences
                                                  Index                Portfolio

Medical -- Drugs                                  6.8%                     28.4%
Medical -- Biomedical and Genetic                 1.2%                     19.7%
Medical Products                                  2.2%                      9.4%
Medical -- HMO                                    0.7%                      8.5%
Therapeutics                                      N/A                       6.1%
Medical -- Generic Drugs                          0.0%                      5.9%
Medical Instruments                               1.2%                      5.9%
Pharmacy Services                                 0.1%                      4.7%
Optical Supplies                                  0.0%                      4.0%
Diversified Operations                            5.3%                      2.4%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

*The Portfolio's inception date - January 18, 2000.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


56  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.2%
Diagnostic Equipment - 1.1%
      28,965    Cytyc Corp.* ....................................$      398,558

Diversified Operations - 2.4%
      31,425    Tyco International, Ltd. (New York Shares) ......       832,763

Drug Delivery Systems - 0.7%
      10,265    Atrix Laboratories, Inc.* .......................       246,771

Health Care Cost Containment - 0.5%
       5,570    McKesson Corp. ..................................       179,131

Instruments - Scientific - 0.3%
       6,285    PerkinElmer, Inc. ...............................       107,285

Medical - Biomedical and Genetic - 19.7%
      19,500    Amgen, Inc.* ....................................     1,205,100
      18,859    Biogen Idec, Inc.* ..............................       693,634
       7,535    Celgene Corp.* ..................................       339,226
      10,190    Chiron Corp.* ...................................       580,728
      16,125    Genentech, Inc.* ................................     1,508,816
      16,245    Genzyme Corp.* ..................................       801,528
      22,195    Human Genome Sciences, Inc.* ....................       294,084
      10,535    ICOS Corp.* .....................................       434,885
       5,060    Invitrogen Corp.* ...............................       354,200
      12,460    Millennium Pharmaceuticals, Inc.* ...............       232,628
      19,830    Nektar Therapeutics* ............................       269,886
       8,045    Neurochem, Inc.* ................................       189,790

                                                                      6,904,505

Medical - Drugs - 28.4%
       3,770    Abbott Laboratories .............................       175,682
      10,749    Aventis S.A. ....................................       710,453
      27,800    Chugai Pharmaceutical Company, Ltd.** ...........       399,737
       6,485    Eli Lilly and Co. ...............................       456,090
      12,520    Forest Laboratories, Inc.* ......................       773,736
      10,400    Ivax Corp.* .....................................       248,352
      41,240    Ligand Pharmaceuticals, Inc. - Class B* .........       605,816
      17,139    Novartis A.G.** .................................       778,132
       8,090    Novo Nordisk S.A. ...............................       329,594
      21,870    OSI Pharmaceuticals, Inc.* ......................       704,433
      29,586    Pfizer, Inc. ....................................     1,045,273
      15,286    Roche Holding A.G.** ............................     1,541,888
       2,837    Sanofi-Synthelabo S.A. ..........................       213,634
      17,885    Sepracor, Inc.* .................................       427,988
         703    Serono S.A. - Class B** .........................       501,351
       4,800    Takeda Chemical Industries, Ltd.** ..............       190,352
      20,120    Wyeth ...........................................       854,094

                                                                      9,956,605

Medical - Generic Drugs - 5.9%
       7,892    Barr Laboratories, Inc.* ........................       607,289
       6,660    Mylan Laboratories, Inc. ........................       168,232
       5,650    Pharmaceutical Resources, Inc.* .................       368,098
      16,380    Teva Pharmaceutical Industries, Ltd. (ADR) ......       928,909

                                                                      2,072,528

Medical - HMO - 8.5%
       9,285    Aetna, Inc. .....................................       627,480
      12,930    Anthem, Inc.* ...................................       969,750
       8,460    PacifiCare Health Systems, Inc.* ................       571,896
      14,020    UnitedHealth Group, Inc. ........................       815,684

                                                                      2,984,810

Medical - Hospitals - 1.6%
      24,010    Health Management Associates, Inc.
                  - Class A .....................................       576,240

Medical Instruments - 5.9%
      14,150    Boston Scientific Corp.* ........................       520,154
       8,915    Guidant Corp. ...................................       536,682
      10,255    Medtronic, Inc. .................................       498,496
       8,430    St. Jude Medical, Inc.* .........................       517,181

                                                                      2,072,513

Medical Products - 9.4%
       4,215    Becton, Dickinson and Co. .......................       173,405
      13,987    Biomet, Inc. ....................................       509,267
       8,550    EPIX Medical, Inc.* .............................       139,194
       3,585    INAMED Corp.* ...................................       172,295
      96,903    Smith & Nephew PLC** ............................       814,015
         558    Synthes-Stratec, Inc.** .........................       552,247
       2,245    Varian Medical Systems, Inc.* ...................       155,130
      10,915    Zimmer Holdings, Inc.* ..........................       768,416

                                                                      3,283,969

Optical Supplies - 4.0%
      17,265    Alcon, Inc. (New York Shares)** .................     1,045,223
       4,615    Allergan, Inc. ..................................       354,478

                                                                      1,399,701

Pharmacy Services - 4.7%
      32,375    Caremark Rx, Inc.* ..............................       820,059
      24,890    Medco Health Solutions, Inc.* ...................       846,011

                                                                      1,666,070

Therapeutics - 6.1%
       5,850    Amylin Pharmaceuticals, Inc.* ...................       129,987
       2,305    Cypress Bioscience, Inc.* .......................        34,921
      13,480    Gilead Sciences, Inc.* ..........................       783,726
      13,435    MGI Pharma, Inc.* ...............................       552,850
       7,240    Neurocrine Biosciences, Inc.* ...................       394,870
      12,670    Vicuron Pharmaceuticals, Inc.* ..................       236,296

                                                                      2,132,650
--------------------------------------------------------------------------------
Total Common Stock (cost $26,450,372) ...........................    34,814,099
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 1.7%
                Federal Home Loan Bank System
    $600,000      0.65%, 1/2/04
                  (amortized cost $599,989) .....................       599,989
--------------------------------------------------------------------------------
Total Investments (total cost $27,050,361) - 100.9% .............    35,414,088
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9)%..      (309,614)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   35,104,474
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN GLOBAL LIFE SCIENCES PORTFOLIO

Summary of Investments by Country, December 31, 2003

Country                             % of Investment Securities      Market Value
--------------------------------------------------------------------------------
Bermuda                                                   2.4%       $   832,763
Canada                                                    0.5%           189,790
Denmark                                                   0.9%           329,594
France                                                    2.6%           924,087
Israel                                                    2.6%           928,909
Japan                                                     1.7%           590,089
Switzerland                                              12.5%         4,418,841
United Kingdom                                            2.3%           814,015
United States++                                          74.5%        26,386,000
--------------------------------------------------------------------------------
Total                                                   100.0%       $35,414,088

++Includes Short-Term Securities (72.8% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                    Currency           Currency      Unrealized
Settlement Date                    Units Sold    Value in $ U.S.     Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/16/04                 120,000           $212,993       $(20,865)
Japanese Yen 3/26/04               19,500,000            182,508         (6,895)
Swiss Franc 3/26/04                   100,000             81,076         (6,787)
Swiss Franc 4/16/04                   500,000            405,581        (27,994)
--------------------------------------------------------------------------------
Total                                                   $882,158       $(62,541)

See Notes to Schedules of Investments and Financial Statements.


58  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Jason Yee
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio advanced 33.39% for its Service Shares, while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, returned 38.59%, and the Morgan Stanley Capital International World IndexSM gained 33.11%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Service Shares ranked in the third-quartile based on total return, placing 92nd out of 179 variable annuity international funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

As 2003 began, the march toward military conflict between the U.S. and Iraq dominated action in markets around the world, pressuring stocks and delaying any potential progress in the tepid global economic recovery. Later, equity markets bounced back handsomely as major hostilities in Iraq came to an end. Markets in Europe were further aided by the European Central Bank's decision in June to cut its key lending rate by a half-point to 2%, the third reduction since November 2002. At the conclusion of the period, signs of a worldwide economic rebound continued to emerge and markets built on earlier gains. Meanwhile, the U.S. dollar weakened against a number of foreign currencies, most notably the euro and Japanese yen, which remained a source of volatility despite the brighter economic outlook.

Turning to individual countries, Japan joined other industrialized markets in a broad recovery as the country's long-moribund economy gained momentum and reform efforts seemed finally to take root. Germany also registered a substantial gain, while markets in France and the United Kingdom followed with healthy returns of their own. In the U.S., the NASDAQ Composite led a strong recovery that came as welcome relief after three years of persistent losses. None, however, performed as well as less-developed markets. In particular, emerging market stocks in Latin America, Europe and Asia climbed significantly higher.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

We spent much of 2003 content to hold economically sensitive names while the fundamentals of the world economy improved. This strategy paid off as a number of media, cyclical and industrial names appreciated significantly before we started making some valuation-driven changes during the fourth quarter. Thinking that expectations for continued growth were already priced into many stocks, we booked some profits and directed some of the proceeds into better risk-reward situations.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Germany's Pfeiffer Vacuum Technology, a builder of industrial vacuum systems, topped our list of gainers. Two companies benefiting from Japan's recovery - property and casualty insurer Nipponkoa Insurance and media group Nippon Broadcasting - added strong returns as well. Rounding out the list of the top-five performers were diversified electronics manufacturer Philips Electronics NV of the Netherlands and Bermuda-based conglomerate Tyco International, which whittled away at the previous executive team's legacy of excess.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Pfeiffer Vacuum Technology A.G.
  Nipponkoa Insurance
  Nippon Broadcasting
  Philips Electronics N.V.
  Tyco International
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Leading the list of companies that made negative contributions was German drug and chemical giant Bayer AG. Other underperformers were Dutch publisher of professional texts and journals Wolters Kluwer, which unveiled a three-year restructuring plan in October, and Japanese advertising firm Asatsu-DK. French company Dassault Aviation, which manufactures small jets, and tiremaker Michelin also weighed on returns.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Bayer A.G.
  Wolters Kluwer
  Asatsu-DK
  Dassault Aviation
  Michelin
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

As bottom-up fundamental investors, we focus on finding individual companies from around the world with the most attractive risk-reward profiles. With that in mind, consumer discretionary stocks, an area in which we were considerably overweight versus our benchmark, had the biggest positive impact on the Portfolio's absolute performance. The next biggest contributor in absolute terms was the industrials group. And while no sector produced a negative return, the energy and health care sectors, both representing a small share of the Portfolio and underweight relative to the benchmark, offered the smallest lift.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

The United Kingdom and Japan, the two countries to which the Portfolio was most exposed, made the greatest contributions on an absolute basis. We also carried greater-than-the-benchmark exposure to poorest performers Israel and Ireland, which still generated modest gains.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE PORTFOLIO'S PERFORMANCE?

My "currency neutral" strategy for the Portfolio, which equated to roughly a 50% currency hedge, was a hindrance compared to the Portfolio's unhedged benchmark index.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

While we are pleased overall with the Portfolio and its positioning, our cash balance remains high. Unlike in early 2003, when we clearly had more ideas than cash, the opposite is true today. Having said that, we believe it is prudent to patiently wait for outstanding investment opportunities to arise rather than commit capital to ideas with only marginally attractive return potential. As always, we will continue to search for well-run, fiscally sound companies trading at significant discounts to their intrinsic value.

Finally, I would like to take a minute to reiterate the underlying ethical principal that has always guided me as a Janus money manager: I will invest your money as if it were my own. I strive each and every day to earn the trust and confidence of my shareholders and I hope that the Portfolio's track record speaks for itself in this regard.

Thank you for your continued support.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen International Value Portfolio - Service Shares              $12,130
Morgan Stanley Capital International EAFE(R) Index                       $9,916
Morgan Stanley Capital International World Index                         $9,478

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen International Value Portfolio - Institutional Shares, the Morgan Stanley Capital International EAFE(R) Index and the Morgan Stanley Capital International World Index. Janus Aspen International Value Portfolio - Institutional Shares is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The Morgan Stanley Capital International World Index is represented by a gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through December 31, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Aspen International Value Portfolio - Institutional Shares ($12,130) as compared to the Morgan Stanley Capital International EAFE(R) Index ($9,916) and the Morgan Stanley Capital International World Index ($9,478).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                                            One         Since
                                                            Year      Inception*
--------------------------------------------------------------------------------
Janus Aspen International Value Portfolio
- Service Shares                                           33.39%         7.51%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
EAFE(R) Index                                              38.59%        (0.32)%
--------------------------------------------------------------------------------
Morgan Stanley Capital International
World Index(SM)                                            33.11%        (1.99)%
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
Invests primarily in common stocks of companies of any size located outside of the United States with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock -- 2.3%

Net Cash and Cash Equivalents -- 17.9%

Common Stock -- Foreign -- 79.8%


Number of Stocks: 26
Top 10 Equities: 50.8%


60  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                          December 31, 2003    December 31, 2002

Nipponkoa Insurance Company, Ltd.                       8.0%                4.0%
Nippon Broadcasting System, Inc.                        6.3%                3.8%
FKI PLC                                                 6.3%                4.7%
Pfeiffer Vacuum Technology A.G.                         6.2%                5.6%
Tyco International, Ltd.
  (New York Shares)                                     5.6%                 --
Vivendi Universal S.A.                                  4.0%                4.1%
Koninklijke (Royal) Philips
  Electronics N.V.                                      3.8%                5.0%
WPP Group PLC                                           3.8%                2.6%
Shaw Communications, Inc.
  - Class B                                             3.7%                1.5%
GlaxoSmithKline PLC                                     3.1%                4.2%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                Morgan Stanley       Janus Aspen
                                         Capital International     International
                                                 EAFE(R) Index   Value Portfolio

Diversified Operations                                    1.4%              8.3%
Property and Casualty Insurance                           0.6%              8.0%
Radio                                                     N/A               6.3%
Miscellaneous Manufacturing                               0.0%              6.3%
Machinery -- Pumps                                        0.0%              6.2%

                                  [BAR CHART]

TOP COUNTRIES - (% of Net Assets)
--------------------------------------------------------------------------------

United Kingdom                                                             18.8%
Japan                                                                      16.1%
Netherlands                                                                11.5%
Germany                                                                     8.5%
Switzerland                                                                 7.5%

--------------------------------------------------------------------------------
(1) All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

*The Portfolio's inception date - May 1, 2001.

See "Explanations of Charts, Tables and Financial Statements."

Effective December 31, 2002, Janus Aspen Global Value Portfolio changed its name to Janus Aspen International Value Portfolio.

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary and industrials sectors.

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Effective May 1, 2003 the Portfolio changed its benchmark from the Morgan Stanley Capital International World IndexSM to the Morgan Stanley Capital International EAFE(R) Index. The change was made in connection with the Portfolio's name change from Janus Aspen Global Value Portfolio to Janus Aspen International Value Porfolio and corresponding changes in investment policies. The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 79.8%
Advertising Services - 3.8%
      32,348    WPP Group PLC** .................................$      317,625

Beverages - Wine and Spirits - 1.5%
       9,896    Diageo PLC** ....................................       130,208

Brewery - 2.0%
       4,437    Heineken N.V.** .................................       168,962

Cable Television - 3.7%
      19,898    Shaw Communications, Inc. - Class B .............       310,577

Chemicals - Diversified - 2.2%
       4,792    Akzo Nobel N.V.** ...............................       184,959

Chemicals - Specialty - 5.4%
         457    Givaudan S.A. ...................................       237,230
       3,325    Syngenta A.G. ...................................       223,952

                                                                        461,182

Diversified Operations - 8.3%
      19,291    Smiths Group PLC** ..............................       228,269
      18,070    Tyco International, Ltd. (New York Shares) ......       478,854

                                                                        707,123

Electronic Components - Miscellaneous - 3.8%
      11,172    Koninklijke (Royal) Philips Electronics N.V.** ..       326,226

Electronic Measuring Instruments - 1.5%
       5,400    Orbotech, Ltd.* .................................       129,168

Food - Diversified - 2.1%
         699    Nestle S.A. .....................................       174,644

Home Decoration Products - 2.6%
       4,655    Hunter Douglas N.V.** ...........................       217,895

Hotels and Motels - 2.8%
       2,803    Accor S.A.** ....................................       126,926
       4,125    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .............................       111,953

                                                                        238,879

Machinery - Pumps - 6.2%
      14,924    Pfeiffer Vacuum Technology A.G.** ...............       525,201

Medical - Drugs - 3.1%
      11,433    GlaxoSmithKline PLC** ...........................       261,976

Miscellaneous Manufacturing - 6.3%
     277,287    FKI PLC** .......................................       531,134

Multimedia - 4.0%
      13,856    Vivendi Universal S.A.*,** ......................       336,787

Property and Casualty Insurance - 8.0%
     123,000    Nipponkoa Insurance Company, Ltd.** .............       680,592

Publishing - Newspapers - 2.0%
      72,760    Independent News & Media PLC** ..................       172,539

Publishing - Periodicals - 0.9%
       5,145    Wolters Kluwer N.V.** ...........................        80,472

Radio - 6.3%
      11,500    Nippon Broadcasting System, Inc.** ..............       535,458

Rubber/Plastic Products - 1.8%
      15,000    Tenma Corp.** ...................................       152,841

Television - 1.5%
      57,063    Granada PLC** ...................................       124,625
--------------------------------------------------------------------------------
Total Common Stock (cost $4,723,571) ............................     6,769,073
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Soap and Cleaning Preparations - 2.3%
       2,485    Henkel KGaA** (cost $159,225) ...................       194,337
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 18.9%
                Federal Home Loan Bank System
  $1,600,000      0.65%, 1/2/04
                  (amortized cost $1,599,971) ...................     1,599,971
--------------------------------------------------------------------------------
Total Investments (total cost $6,482,767) - 101.0% ..............     8,563,381
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.0)%..       (82,227)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$    8,481,154
--------------------------------------------------------------------------------


Summary of Investments by Country, December 31, 2003

Country                              % of Investment Securities    Market Value
--------------------------------------------------------------------------------
Bermuda                                                    5.6%       $  478,855
Canada                                                     5.0%          422,529
France                                                     5.4%          463,713
Germany                                                    8.4%          719,538
Ireland                                                    2.0%          172,539
Israel                                                     1.5%          129,168
Japan                                                     16.0%        1,368,891
Netherlands                                               11.4%          978,513
Switzerland                                                7.4%          635,826
United Kingdom                                            18.6%        1,593,838
United States++                                           18.7%        1,599,971
--------------------------------------------------------------------------------
Total                                                    100.0%       $8,563,381

++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                    Currency         Currency       Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 4/16/04                 555,000       $  985,093       $  (87,761)
Euro 3/26/04                          905,000        1,138,579         (105,712)
Japanese Yen 3/26/04               65,000,000          608,361          (18,575)
Japanese Yen 4/16/04                5,000,000           46,830             (916)
--------------------------------------------------------------------------------
Total                                               $2,778,863       $ (212,964)

See Notes to Schedules of Investments and Financial Statements.


62  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO                   Managed by Perkins, Wolf,
(unaudited)                                           McDonnell and Company, LLC

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Robert Perkins
portfolio manager

[PHOTO]

Thomas Perkins
portfolio manager

[PHOTO]

Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

For the seven month period ended December 31, 2003, the Portfolio gained 35.41% for its Institutional Shares and for the twelve month period ended December 31, 2003, the Portfolio gained 36.24% for its Service Shares, while its benchmark, the Russell MidCap Value Index, rose 38.07% for the twelve month period.(1) For the 12-month period ended December 31, 2003, the Portfolio's Service Shares earned a second-quartile position based on total return, ranking it 28th out of 56 variable annuity mid-cap value funds tracked Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

Reflecting on the past several months, we are pleasantly surprised by the continued strength of the U.S. equity markets. While we feel good about the resulting solid absolute performance of the Portfolio, we underperformed our benchmark primarily because of our above average cash levels. Cash was higher than normal because of our sensitivity to risk and valuation levels that were historically high.

Having said that, we adhered to our disciplined process of only investing in stocks with attractive risk-reward relationships and our stock selection was positive in eight of ten sectors. Overall the stocks in the portfolio appreciated significantly more than the benchmark. This was achieved despite the fact that the more speculative elements of the market substantially outperformed.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Our list of top-five contributors started with mining machinery producer Joy Global, followed by travel and real estate services provider Cendant. Also aiding results was our largest holding, reinsurer and diversified holding company Berkshire Hathaway, which appreciated well but, as most higher quality issues, lagged the benchmark. CIT Group, which provides financing and leasing capital to companies in a variety of industries and steel manufacturer and mill owner Steel Dynamics were other top performers.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Joy Global
  Cendant
  Berkshire Hathaway
  CIT Group
  Steel Dynamics
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO (unaudited)

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The Portfolio's largest detractor proved to be industrial manufacturing conglomerate Federal Signal Corp., while another diversified industrial manufacturer, Wisconsin-based Manitowoc Inc., disappointed as well. Other decliners included Grupo TMM, S.A., a Mexican rail and trucking company, and digital projection technology provider Infocus, which lagged amid a management shakeup. Also weighing on results was mortgage reseller Freddie Mac, which suffered from management abnormalities, regulatory pressure and apprehension of a cooling home loan business.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Federal Signal Corp.
  Manitowoc Inc.
  Grupo TMM, S.A.
  Infocus
  Freddie Mac
--------------------------------------------------------------------------------

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON PERFORMANCE?

Our primary goal with the Portfolio is to invest in individual companies with strong balance sheets and steady cash flow streams that are selling at below-average valuations. So while our sector weightings are merely a byproduct of our bottom up stock selection, certain areas did significantly impact the Portfolio's performance during the period. In particular, our overweighted positions in the information technology and health care sectors outperformed their benchmarks and had the greatest returns. Financials continued to be the largest weighting in the Portfolio and, despite lagging the benchmark, had the second most positive impact on the Portfolio's return. Meanwhile, although our consumer staples, telecommunication services and utilities investments were significantly underweighted and contributed slight gains to our absolute results, they were the Portfolio's and the markets weakest-performing sectors.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Despite widespread investor optimism surrounding the run up in share prices, we cannot bring ourselves to ignore the confluence of events that has aided the market's ascent. It is our belief that the gathering strength of the economy has had greater impact on stock valuations than it has on the near-term earnings of our investments. While our companies have generally shown good earnings growth this year, we believe our performance has benefited more from increased investor confidence in the fundamental longer-term outlook for our holdings. This has reinforced our belief that it is more important to focus on long-term company fundamentals and stock valuations than on near-term economic trends.

As we are reducing holdings that have hit our price targets, we are continuing to find high-quality equities in assorted industries (occasionally even in technology) that have not fully participated in the recent rally and consequently offer favorable risk/reward potential. As always our focus is on superior balance sheets, cash flow and franchise position at an attractive valuation. This emphasis is especially important now as we continue to believe there are considerable macroeconomic and geopolitical uncertainties in the intermediate and longer term.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Mid Cap Value Portfolio - Service Shares                    $13,614
Russell Midcap Value Index                                              $13,807

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Mid Cap Value Portfolio - Institutional Shares and the Russell Midcap Value Index. Janus Aspen Mid Cap Value Portfolio - Institutional Shares is represented by a shaded area of blue. The Russell Midcap Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 2002, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Mid Cap Value Portfolio - Institutional Shares ($13,614) as compared to the Russell Midcap Value Index ($13,807).

AVERAGE ANNUAL TOTAL RETURN - for the period ended December 31, 2003
--------------------------------------------------------------------------------
                                                            One         Since
                                                            Year      Inception*
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio -
Institutional Shares#                                       36.14%      36.14%
--------------------------------------------------------------------------------
Janus Aspen Mid Cap Value Portfolio -
Service Shares                                              36.24%      36.24%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                  38.07%      38.07%
--------------------------------------------------------------------------------


64  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
Primarily invests in common stocks of mid-sized companies whose stock prices are believed to be undervalued.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Net Cash and Cash Equivalents -- 5.7%

Common Stock -- Foreign -- 7.0%

Common Stock -- Domestic -- 87.3%

Number of Stocks: 125
Top 10 Equities: 15.2%

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                                               December 31, 2003

Berkshire Hathaway, Inc. - Class B                                          3.3%
Washington Federal, Inc.                                                    1.6%
Genuine Parts Co.                                                           1.4%
CIT Group, Inc.                                                             1.3%
McKesson Corp.                                                              1.3%
Lincoln National Corp.                                                      1.3%
Temple-Inland, Inc.                                                         1.3%
Bunge, Ltd.                                                                 1.3%
Rayonier, Inc.                                                              1.2%
Laboratory Corporation of
  America Holdings                                                          1.2%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                                     Janus Aspen
                                             Russell Midcap              Mid Cap
                                                Value Index      Value Portfolio

Oil Companies -- Exploration and Production             1.9%                5.5%
Commercial Banks                                        8.4%                4.9%
Reinsurance                                             0.1%                4.7%
Savings/Loan/Thrifts                                    1.7%                3.6%
Distribution/Wholesale                                  0.8%                3.3%
Oil -- Field Services                                   0.1%                2.9%
Paper and Paper Products                                1.4%                2.5%
Multi-Line Insurance                                    1.6%                2.2%
Automotive -- Truck Parts and Equipment Original        1.7%                2.0%
Diversified Operations                                  2.1%                1.9%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

*The Portfolio's inception date - December 31, 2002.

#Institutional Shares inception date - May 1, 2003.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

A portfolio's performance for very short time periods may not be indicative of future performance.

Returns shown for Janus Aspen Mid Cap Value Portfolio - Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

Janus Capital has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 94.3%
Advertising Agencies - 0.6%
      12,000    Interpublic Group of Companies, Inc. ............$      187,200

Aerospace and Defense - Equipment - 0.5%
       2,500    Alliant Techsystems, Inc.* ......................       144,400

Agricultural Operations - 1.3%
      11,300    Bunge, Ltd. .....................................       371,996

Apparel Manufacturers - 0.3%
       2,840    Liz Claiborne, Inc. .............................       100,706

Applications Software - 0.7%
      26,500    Pinnacle Systems, Inc.* .........................       226,045

Automotive - Truck Parts and Equipment - Original - 2.0%
       7,700    Autoliv, Inc. ...................................       289,905
       3,700    Magna International, Inc. - Class A
                  (New York Shares) .............................       296,185

                                                                        586,090

Brewery - 0.5%
       2,600    Adolph Coors Co. - Class B ......................       145,860

Broadcast Services and Programming - 0.7%
      18,000    Liberty Media Corp. - Class A* ..................       214,020

Building - Residential and Commercial - 0.9%
       1,600    Pulte Homes, Inc. ...............................       149,792
       2,800    Standard Pacific Corp. ..........................       135,940

                                                                        285,732

Building and Construction - Miscellaneous - 0.5%
       5,500    Dycom Industries, Inc.* .........................       147,510

Chemicals - Specialty - 0.9%
       8,000    Lubrizol Corp. ..................................       260,160

Coal - 0.8%
       7,400    Arch Coal, Inc. .................................       230,658

Commercial Banks - 4.9%
       5,200    Associated Banc-Corp. ...........................       221,780
       5,000    Compass Bancshares, Inc. ........................       196,550
       6,500    Marshall & Ilsley Corp. .........................       248,625
       6,500    Mercantile Bankshares Corp. .....................       296,270
       7,800    National Commerce Financial Corp. ...............       212,784
       8,400    SouthTrust Corp. ................................       274,932

                                                                      1,450,941

Computer Aided Design - 0.7%
       8,100    Autodesk, Inc. ..................................       199,098

Consumer Products - Miscellaneous - 0.8%
      10,600    American Greetings Corp. - Class A* .............       231,822

Decision Support Software - 0.5%
      12,500    NetIQ Corp.* ....................................       165,625

Diagnostic Equipment - 0.7%
      15,100    Cytyc Corp.* ....................................       207,776

Distribution/Wholesale - 3.3%
      12,800    Genuine Parts Co. ...............................       424,960
       6,700    Tech Data Corp.* ................................       265,923
       6,000    W.W. Grainger, Inc. .............................       284,340

                                                                        975,223

Diversified Operations - 1.9%
       3,500    Harsco Corp. ....................................       153,370
       3,900    Pentair, Inc. ...................................       178,230
       7,200    Trinity Industries, Inc. ........................       222,048

                                                                        553,648

Diversified Operations - Commercial Services - 0.8%
      10,200    Cendant Corp.* ..................................       227,154

Electronic Components - Miscellaneous - 0.4%
       5,500    Vishay Intertechnology, Inc.* ...................       125,950

Electronic Design Automation - 1.0%
       8,600    Synopsys, Inc.* .................................       290,336

Engineering - Research and Development - 1.6%
       4,200    EMCOR Group, Inc.* ..............................       184,380
       7,500    Fluor Corp. .....................................       297,300

                                                                        481,680

Enterprise Software/Services - 0.5%
      15,100    Informatica Corp.* ..............................       155,530

Entertainment Software - 0.8%
      12,400    Activision, Inc.* ...............................       225,680

Fiduciary Banks - 0.6%
       5,000    Wilmington Trust Corp. ..........................       180,000

Finance - Commercial - 1.3%
      11,000    CIT Group, Inc. .................................       395,450

Food - Diversified - 0.6%
       5,500    H.J. Heinz Co. ..................................       200,365

Food - Retail - 0.3%
       4,300    Safeway, Inc.* ..................................        94,213

Food - Wholesale/Distribution - 1.5%
       7,400    Fresh Del Monte Produce, Inc. ...................       176,342
       9,000    Supervalu, Inc. .................................       257,310

                                                                        433,652

Forestry - 0.5%
       5,000    Plum Creek Timber Company, Inc. .................       152,250

Health Care Cost Containment - 1.3%
      11,900    McKesson Corp. ..................................       382,704

Home Decoration Products - 0.3%
       4,600    Newell Rubbermaid, Inc. .........................       104,742

Home Furnishings - 1.1%
      15,800    La-Z-Boy, Inc. ..................................       331,484

Hospital Beds and Equipment - 1.0%
       4,700    Hillenbrand Industries, Inc. ....................       291,682

Hotels and Motels - 0.5%
       5,000    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .............................       135,700

Industrial Gases - 0.9%
       5,000    Air Products and Chemicals, Inc. ................       264,150

Instruments - Controls - 1.1%
       7,500    Mettler-Toledo International, Inc.* .............       316,575

Internet Security - 0.7%
      11,700    Internet Security Systems, Inc.* ................       220,311

Internet Telephony - 0.3%
       8,733    Openwave Systems, Inc.* .........................        96,063

See Notes to Schedules of Investments and Financial Statements.


66  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Investment Management and Advisory Services - 1.5%
       7,800    Federated Investors, Inc. - Class B .............$      229,008
       8,900    Waddell & Reed Financial, Inc. - Class A ........       208,794

                                                                        437,802

Life and Health Insurance - 1.3%
       9,400    Lincoln National Corp. ..........................       379,478

Machinery - Construction and Mining - 0.9%
      10,100    Joy Global, Inc. ................................       264,115

Medical - Drugs - 0.7%
       8,500    Priority Healthcare Corp. - Class B* ............       204,935

Medical - Generic Drugs - 0.5%
       6,050    Mylan Laboratories, Inc. ........................       152,823

Medical - Hospitals - 1.1%
       5,200    Lifepoint Hospitals, Inc.* ......................       153,140
      10,000    Province Healthcare Co.* ........................       160,000

                                                                        313,140

Medical - Nursing Homes - 0.9%
       7,400    Manor Care, Inc. ................................       255,818

Medical Labs and Testing Services - 1.8%
       7,200    Covance, Inc.* ..................................       192,960
       9,500    Laboratory Corporation of
                  America Holdings* .............................       351,025

                                                                        543,985

Medical Products - 0.4%
       3,300    Invacare Corp. ..................................       133,221

Medical Sterilization Products - 1.0%
      13,700    Steris Corp.* ...................................       309,620

Multi-Line Insurance - 2.2%
       5,000    Cincinnati Financial Corp. ......................       209,400
      10,500    Old Republic International Corp. ................       266,280
       4,400    SAFECO Corp.                                            171,292

                                                                        646,972

Multimedia - 0.8%
       3,300    McGraw-Hill Companies, Inc. .....................       230,736

Networking Products - 0.7%
      24,300    3Com Corp.* .....................................       198,531

Non-Hazardous Waste Disposal - 1.1%
      12,600    Republic Services, Inc. .........................       322,938

Office Automation and Equipment - 0.4%
       8,600    Xerox Corp.* ....................................       118,680

Oil - Field Services - 2.9%
      12,200    Cal Dive International, Inc.* ...................       294,142
      22,000    Key Energy Services, Inc.* ......................       226,820
       6,700    Tidewater, Inc. .................................       200,196
       4,300    Weatherford International, Ltd.* ................       154,800

                                                                        875,958

Oil and Gas Drilling - 0.9%
       6,800    Global Santa Fe Corp. ...........................       168,844
       2,100    Precision Drilling Corp.* .......................        91,728

                                                                        260,572

Oil Companies - Exploration and Production - 5.5%
       3,700    Anadarko Petroleum Corp. ........................       188,737
       3,800    Burlington Resources, Inc. ......................       210,444
       3,300    EOG Resources, Inc. .............................       152,361
      10,000    Forest Oil Corp.* ...............................       285,700
       6,100    Newfield Exploration Co.* .......................       271,694
       4,400    Noble Energy, Inc. ..............................       195,492
      10,000    Tom Brown, Inc.* ................................       322,499

                                                                      1,626,927

Oil Field Machinery and Equipment - 0.8%
      10,100    National-Oilwell, Inc.* .........................       225,836

Paper and Related Products - 2.5%
       8,855    Rayonier, Inc. ..................................       367,571
       6,000    Temple-Inland, Inc. .............................       376,020

                                                                        743,591

Pharmacy Services - 1.1%
       8,100    Omnicare, Inc. ..................................       327,159

Pipelines - 0.7%
       4,739    Kinder Morgan Management LLC* ...................       203,587

Power Converters and Power Supply Equipment - 0.3%
       4,000    American Power Conversion Corp. .................        97,800

Property and Casualty Insurance - 0.8%
       5,200    Mercury General Corp. ...........................       242,060

Publishing - Periodicals - 0.8%
      15,300    Reader's Digest Association, Inc. ...............       224,298

Reinsurance - 4.7%
         345    Berkshire Hathaway, Inc. - Class B* .............       971,175
       1,200    Everest Re Group, Ltd. ..........................       101,520
       8,600    IPC Holdings, Ltd. ..............................       334,884

                                                                      1,407,579

Real Estate Investment Trusts (REIT) - Apartments - 0.5%
       4,000    Home Properties, Inc. ...........................       161,560

Real Estate Investment Trusts (REIT) - Office Property - 0.9%
       8,000    Prentiss Properties Trust .......................       263,920

Resorts and Theme Parks - 0.3%
      10,000    Six Flags, Inc.* ................................        75,200

Retail - Apparel and Shoe - 0.5%
       4,700    Talbots, Inc. ...................................       144,666

Retail - Drug Store - 1.1%
       8,800    CVS Corp. .......................................       317,856

Retail - Restaurants - 1.6%
       6,800    Brinker International, Inc.* ....................       225,488
      12,200    Darden Restaurants, Inc. ........................       256,688

                                                                        482,176

Retail - Toy Store - 0.7%
      16,290    Toys R Us, Inc.* ................................       205,906

Retail - Video Rental - 0.3%
       5,000    Blockbuster, Inc. - Class A .....................        89,750

Savings/Loan/Thrifts - 3.6%
       3,720    Astoria Financial Corp. .........................       138,384
      15,600    Brookline Bancorp, Inc. .........................       239,304
       5,400    Greenpoint Financial Corp. ......................       190,728
      17,300    Washington Federal, Inc. ........................       491,320

                                                                      1,059,736

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 0.9%
      15,800    Integrated Device Technology, Inc.* .............$      271,286

Steel - Producers - 0.8%
      10,300    Steel Dynamics, Inc.* ...........................       241,947

Super-Regional Banks - 0.9%
       5,000    PNC Bank Corp. ..................................       273,650

Telecommunication Equipment - 1.0%
       5,100    Advanced Fibre Communications, Inc.* ............       102,765
      23,100    Tellabs, Inc.* ..................................       194,733

                                                                        297,498

Telecommunication Equipment - Fiber Optics - 0.5%
       9,200    Newport Corp.* ..................................       152,076

Telephone - Integrated - 0.4%
         485    IDT Corp.* ......................................        10,713
       1,600    Telephone and Data Systems, Inc. ................       100,080

                                                                        110,793

Toys - 0.7%
      11,150    Mattel, Inc. ....................................       214,861

Transportation - Air Freight - 0.5%
       4,800    CNF, Inc. .......................................       162,720

Transportation - Marine - 0.9%
       4,500    Teekay Shipping Corp. (New York Shares) .........       256,635

Transportation - Railroad - 1.1%
      23,500    Kansas City Southern* ...........................       336,520

Transportation - Services - 0%
         800    Laidlaw International, Inc.* ....................        11,064

Transportation - Truck - 0.9%
       7,500    USF Corp. .......................................       256,425

Wireless Equipment - 0.3%
      20,000    Stratex Networks, Inc.* .........................        85,000
--------------------------------------------------------------------------------
Total Common Stock (cost $22,863,970) ...........................    28,009,587
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 4.7%
                Federal Home Loan Bank System
  $1,400,000      0.65%, 1/2/04
                  (amortized cost $1,399,975) ...................     1,399,975
--------------------------------------------------------------------------------
Total Investments (total cost $24,263,945) - 99.0% ..............    29,409,562
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities -- 1.0% ..       288,177
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   29,697,739
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                               of Investment Securities     Market Value
--------------------------------------------------------------------------------
Bermuda                                                    3.3%    $   963,200
Canada                                                     1.8%        523,613
Cayman Islands                                             1.2%        345,186
Marshall Islands                                           0.9%        256,635
United States++                                           92.8%     27,320,928
--------------------------------------------------------------------------------
Total                                                    100.0%    $29,409,562

++Includes Short-Term Securities (88.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


68  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN SMALL CAP VALUE PORTFOLIO          Managed by Bay Isle Financial LLC
(unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Jakob Holm
portfolio manager

[PHOTO]

William Schaff
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio returned 43.15% for its Service Shares, while its benchmark, the Russell 2000 Value Index, advanced 46.03%.(1) For the 12 months ended December 31, 2003, the Portfolio's Service Shares earned a second-quartile position based on total return, ranking 46th out of 101 variable annuity small cap core funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Positive returns weren't limited to small capitalization equities over the past 12 months as the major U.S. stock market indices ended the fiscal year with gains for the first time since 1999. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500(R) Index climbed 28.67%.(1) Not to be outdone, the technology-dominated NASDAQ Composite Index surged 50.01% for the period.(1) Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

We continued our search for stocks trading at what we see as a discount to fair value and that possess attractive risk-reward profiles. That said, we maintained our exposure to all sectors, although we have been selling off some of our financial companies as the group accounted for more than a third of the Portfolio's assets. We have also been decreasing our weighting in information technology stocks following the explosive performance most have posted.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Nara Bancorp, a Los Angeles-based bank catering to the Korean community was the Portfolio's leading contributor. Also aiding performance was Optical Communications Products, a manufacturer of modules and sub-systems for optical communications network equipment. Other winners included specialty contracting services provider Dycom Industries, semiconductor equipment manufacturer Lam Research and bank holding company Simmons First National Corp.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  Nara Bancorp
  Optical Communications Products
  Dycom Industries
  Lam Research
  Simmons First National Corp.
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our single biggest detractor was supply chain services marketer Zomax Optical Media, followed by Webmethods, a provider of software for comprehensive integration solutions. Also hindering performance was day-spa operator Steiner Leisure Ltd. and small engine manufacturer Tecumseh Products. Completing our list of laggards was Dupont Photomasks, a producer of precision images utilized in the manufacturing of semiconductors.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Zomax Optical Media
  Webmethods
  Steiner Leisure Ltd.
  Tecumseh Products
  Dupont Photomasks
--------------------------------------------------------------------------------


                                       Janus Aspen Series  December 31, 2003  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN SMALL CAP VALUE PORTFOLIO (unaudited)

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE?

While our research efforts are tightly focused on company fundamentals, sector performance provides an alternative view of the Portfolio's advance. Our holdings within the financial and information technology groups, which were both overweight relative to the benchmark, led all gainers. And while no sector generated a negative return on an absolute basis, stocks within the utilities and telecommunications services areas performed the poorest, though the Portfolio was underweight relative to the benchmark in both sectors.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Following the exceptional performance of small cap value stocks during 2003, we are finding fewer companies we believe are outright bargains, although only select sectors appear to be overvalued. On average, the stock market seems fairly valued to slightly overvalued, however, we believe it is unlikely to withstand a significant increase in interest rates. Nevertheless, as your portfolio managers, our responsibility to you remains the same: we will continue to scour the equity universe for what we consider to be fiscally sound companies trading at below fair value and that have attractive risk profiles.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Small Cap Value Portfolio - Service Shares                  $14,210
Russell 2000 Value Index                                                $14,603

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Small Cap Value Portfolio - Institutional Shares and the Russell 2000 Value Index. Janus Aspen Small Cap Value Portfolio - Institutional Shares is represented by a shaded area of blue. The Russell 2000 Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 2002, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Small Cap Value Portfolio - Institutional Shares ($14,210) as compared to the Russell 2000 Value Index ($14,603).

AVERAGE ANNUAL TOTAL RETURN - for the period ended December 31, 2003
--------------------------------------------------------------------------------
                                                           One        Since
                                                           Year     Inception*
--------------------------------------------------------------------------------
Janus Aspen Small Cap Value Portfolio -
Service Shares                                            43.15%      43.15%
--------------------------------------------------------------------------------
Russell 2000 Value Index                                  46.03%      46.03%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
Primarily invests in common stocks of small-sized companies whose stock prices are believed to be undervalued.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Common Stock -- Foreign -- 1.1%

Preferred Stock -- 1.4%

Net Cash and Cash Equivalents -- 5.4%

Common Stock -- Domestic -- 92.1%


Number of Stocks: 89
Top 10 Equities: 18.5%


70  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                                               December 31, 2003

Simmons First National Corp. - Class A                                      2.3%
Barnes & Noble, Inc.                                                        2.1%
Optical Communication Products, Inc.                                        2.0%
RTI International Metals, Inc.                                              1.8%
Conseco, Inc.                                                               1.8%
Dycom Industries, Inc.                                                      1.7%
Cabot Corp.                                                                 1.7%
Nara Bancorp, Inc.                                                          1.7%
Applied Industrial Technologies, Inc.                                       1.7%
Zale Corp.                                                                  1.7%

                                  [BAR CHART]

TOP INDUSTRIES - Portfolio vs. Index (% of Net Assets)
--------------------------------------------------------------------------------
                                                                     Janus Aspen
                                             Russell 2000              Small Cap
                                              Value Index        Value Portfolio

Commercial Banks                                     10.3%                 20.7%
Savings/Loan/Thrifts                                  4.9%                  4.2%
Real Estate Investment Trusts
(REIT) -- Office Property                             2.2%                  2.7%
Food -- Retail                                        0.3%                  2.6%
Machinery -- General Industrial                       0.9%                  2.4%
Retail -- Bookstore                                   N/A                   2.1%
Telecommunication Equipment -- Fiber Optics           0.4%                  2.0%
Non-Ferrous Metals                                    0.3%                  1.8%
Life and Health Insurance                             1.2%                  1.8%
Commercial Services                                   0.7%                  1.8%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

*The Portfolio's inception date - December 31, 2002.

See "Explanations of Charts, Tables and Financial Statements."

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

Returns have sustained significant gains and losses due to market volatility in the financials sector.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive a portion of the Portfolio's expenses. Without such waiver, the Portfolio's total return would have been lower.

Bay Isle Financial LLC is a subsidiary of Janus Capital Group Inc.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


                                       Janus Aspen Series  December 31, 2003  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ASPEN SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 93.2%
Agricultural Operations - 1.3%
         810    Delta and Pine Land Co. .........................$       20,574

Building and Construction - Miscellaneous - 1.7%
       1,052    Dycom Industries, Inc.* .........................        28,215

Building Products - Lighting Fixtures - 1.4%
         390    Genlyte Group, Inc.* ............................        22,768

Capacitators - 0.7%
         784    KEMET Corp.* ....................................        10,733

Cellular Telecommunications - 0.7%
       4,460    Ubiquitel, Inc. .................................        11,993

Chemicals - Specialty - 1.7%
         880    Cabot Corp. .....................................        28,019

Collectibles - 1.4%
       1,109    RC2 Corp.* ......................................        23,012

Commercial Banks - 20.7%
         589    1st Source Corp. ................................        12,669
         360    BancFirst Corp. .................................        21,133
         359    BancorpSouth, Inc. ..............................         8,515
         768    Bank Of Granite Corp. ...........................        16,727
         603    Camden National Corp. ...........................        18,307
         459    Community Bank System, Inc. .....................        22,491
         159    First Citizens BancShares, Inc. - Class A .......        19,323
       1,145    First Commonwealth Financial Corp. ..............        16,328
         581    First Financial Corp. ...........................        17,436
         583    First of Long Island Corp. ......................        25,069
       1,021    Nara Bancorp, Inc. ..............................        27,873
         459    Omega Financial Corp. ...........................        17,667
         675    Peoples Bancorp, Inc. ...........................        19,919
       1,284    Simmons First National Corp. - Class A ..........        35,824
         681    TriCo Bancshares ................................        21,492
         331    UMB Financial Corp. .............................        15,736
         749    Washington Trust Bancorp, Inc. ..................        19,624

                                                                        336,133

Commercial Services - 1.8%
         589    Plexus Corp. ....................................        10,113
       1,283    Steiner Leisure, Ltd. ...........................        18,347

                                                                         28,460

Consulting Services - 1.5%
       1,062    FTI Consulting, Inc. ............................        24,819

Data Processing and Management - 0.3%
         338    American Management Systems, Inc.* ..............         5,094

Distribution and Wholesale - 1.4%
         565    United Stationers, Inc.* ........................        23,120

Electric - Integrated - 1.2%
         338    Central Vermont Public Service Corp. ............         7,943
         425    Otter Tail Corp. ................................        11,360

                                                                         19,303

Electronic Components - Semiconductors - 0.9%
         824    Zoran Corp.* ....................................        14,329

Enterprise Software/Services - 1.5%
       1,152    Sybase, Inc.* ...................................        23,708

Entertainment Software - 0.9%
         504    Take-Two Interactive Software, Inc.* ............        14,520

Environmental Consulting and Engineering - 0.9%
         668    TRC Companies, Inc. .............................        14,068

Finance - Investment Fund - 1.0%
         103    iShares Russell 2000 Value Index Fund ...........        16,562

Food - Diversified - 1.0%
         424    J & J Snack Foods Corp.* ........................        16,010

Food - Retail - 2.6%
       1,321    Ruddick Corp. ...................................        23,646
         504    Weis Markets, Inc. ..............................        18,295

                                                                         41,941

Footwear and Related Apparel - 0.7%
         557    Steven Madden, Ltd. .............................        11,363

Gas - Distribution - 1.0%
         309    Atmos Energy Corp. ..............................         7,509
         203    Piedmont Natural Gas Company, Inc. ..............         8,822

                                                                         16,331

Human Resources - 1.3%
       2,164    Spherion Corp.* .................................        21,186

Leisure and Recreation Products - 1.5%
         604    Multimedia Games, Inc.* .........................        24,824

Life and Health Insurance - 1.8%
       1,350    Conseco, Inc. ...................................        29,430

Machinery - General Industrial - 2.4%
       1,161    Applied Industrial Technologies, Inc. ...........        27,701
         836    Stewart & Stevenson Services, Inc. ..............        11,746

                                                                         39,447

Machinery - Pumps - 1.2%
         419    Tecumseh Products Co. - Class A .................        20,292

Medical - HMO - 1.0%
         369    Amerigroup Corp.* ...............................        15,738

Medical Instruments - 1.0%
         454    Datascope Corp. .................................        16,276

Medical Labs and Testing Services - 0.8%
         501    Covance, Inc.* ..................................        13,427

Medical Products - 1.6%
         543    Cooper Companies, Inc. ..........................        25,592

Metal Processors and Fabricators - 1.0%
         701    CIRCOR International, Inc. ......................        16,894

Non-Ferrous Metals - 1.8%
       1,763    RTI International Metals, Inc.* .................        29,742

Office Furnishings - Original - 1.3%
         500    HON Industries, Inc. ............................        21,660

Oil - Field Services - 1.1%
         771    Tetra Technologies, Inc.* .......................        18,689

Oil And Gas Drilling - 0.7%
         331    Atwood Oceanics, Inc.* ..........................        10,572

Oil Field Machinery And Equipment - 0.5%
         432    Maverick Tube Corp. .............................         8,316

Printing - Commercial - 1.3%
       1,603    Bowne & Company, Inc. ...........................        21,737

Real Estate Investment Trusts (REIT) - Apartments - 0.4%
         150    Home Properties, Inc. ...........................         6,059

See Notes to Schedules of Investments and Financial Statements.


72  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Real Estate Investment Trusts (REIT) - Health Care - 0.5%
         359    National Health Investors, Inc. .................$        8,932

Real Estate Investment Trusts (REIT) - Office Property - 2.0%
         309    Alexandria Real Estate Equities, Inc. ...........        17,891
         503    Cousins Properties, Inc. ........................        15,392

                                                                         33,283

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.3%
          91    Chelsea Property Group, Inc. ....................         4,988

Real Estate Investment Trusts (REIT) - Shopping Centers - 1.5%
         612    Regency Centers Corp. ...........................        24,388

Real Estate Investment Trusts (REIT) - Storage - 0.3%
         134    Shurgard Storage Centers, Inc. ..................         5,045

Real Estate Investment Trusts (REIT) - Warehouse
  and Industrial - 0.7%
         334    AMB Property Corp. ..............................        10,982

Research and Development - 0.8%
         458    Pharmaceutical Product Development, Inc. ........        12,352

Retail - Automobile - 1.1%
         498    Group 1 Automotive, Inc.* .......................        18,023

Retail - Bookstore - 2.1%
       1,039    Barnes & Noble, Inc.* ...........................        34,131

Retail - Jewelry - 1.7%
         515    Zale Corp.* .....................................        27,398

Retail - Leisure Products - 0.5%
         638    Party City Corp. ................................         8,096

Retail - Mail Order - 1.5%
       1,139    Brookstone, Inc.* ...............................        24,272

Retail - Video Rental - 1.1%
         960    Movie Gallery, Inc.* ............................        17,933

Savings/Loan/Thrifts - 4.2%
         481    First Defiance Financial Corp. ..................        12,819
         544    Firstfed Financial Corp.* .......................        23,663
         576    Parkvale Financial Corp. ........................        15,466
         428    Provident Financial Holdings, Inc. ..............        15,524

                                                                         67,472

Security Services - 0.5%
         337    Kroll, Inc.* ....................................         8,762

Telecommunication Equipment - Fiber Optics - 2.0%
       8,651    Optical Communication Products, Inc. ............        32,009

Telecommunication Services - 1.1%
       1,904    Lightbridge, Inc.* ..............................        17,326

Telephone - Integrated - 0.8%
         468    Golden Telecom, Inc.* ...........................        12,987

Tobacco - 1.0%
         355    Universal Corp. .................................        15,680

Toys - 1.1%
       1,356    Jakks Pacific, Inc.* ............................        17,845

Water - 1.4%
         884    American States Water Co. .......................        22,100
--------------------------------------------------------------------------------
Total Common Stock (cost $1,271,284) ............................     1,514,960
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Real Estate Investment Trusts (REIT) - Diversified - 0.3%
         200    Entertainment Properties Trust
                  - Series A, 9.50% .............................         5,520

Real Estate Investment Trusts (REIT) - Office Property - 0.7%
         225    Corporate Office Properties Trust
                  - Series G, 8.00% .............................         6,075
         225    Reckson Associates Realty Corp. - Series A
                  convertible, 7.625% ...........................         5,681

                                                                         11,756

Real Estate Investment Trusts (REIT) - Regional Malls - 0.4%
         225    Taubman Centers, Inc. - Series A, 8.30% .........         5,720
--------------------------------------------------------------------------------
Total Preferred Stock (cost $22,579) ............................        22,996
--------------------------------------------------------------------------------
Total Investments (total cost $1,293,863) - 94.6% ...............     1,537,956
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 5.4% ...        87,837
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$    1,625,793
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Bahamas                                                1.2%          $   18,347
United States                                         98.8%           1,519,609
--------------------------------------------------------------------------------
Total                                                100.0%          $1,537,956

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  73

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO
(unaudited)                                                   Managed by INTECH

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Growth Portfolio - Service Shares gained 25.38% through December 31, 2003, while its benchmark, the Russell 1000 Growth Index, gained 25.45%.(1)

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside while limiting downside risk along the way. The specific goal of this portfolio is to generate annual returns approximately 3-4% higher than the benchmark with risk equal to or below the benchmark index. While the slight underperformance of the portfolio this year is disappointing, it is not inconsistent with our expectations for the product. The Fund's approach seeks to deliver outperformance over longer periods of time.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio. Instead, the process uses the natural volatility of the market, analyzing the relative volatilities of the individual stocks as well as their correlation (or relationship to one another) to build a portfolio that attempts to outperform the index while minimizing risk.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?

The Portfolio gained ground during the period on the tails of a pronounced market upswing that started in the second quarter and continued throughout the year. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index, without increasing risk. While individual stock volatility was lower than it has historically been over the past several years, we believe there was indeed adequate fluctuation overall to allow our process to work well.

In addition, market diversity (or the size effect) was a positive contributor to performance as the market broadened out and capital flowed to all areas of the stock market. Given that our process searches for stocks that are volatile relative to the index, that potentially results in a portfolio whose weighted average market cap is typically lower than the weighted average market cap of the index, as the more volatile stocks tend to be the smaller names within the large cap index (ie. Microsoft may be volatile, but as one of the bigger names in the index, it typically "is" the index). Our process will tend to underweight the biggest names in the index and overweight the smaller names in the index. Normally, periods of time like the year 2003 where the market is broadening out and smaller cap stocks are driving returns will potentially be a positive for the strategy. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe will continue to produce strong relative returns for investors over the long term.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?

Our portfolio performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. Our process seeks stocks that are volatile relative to the index (stocks with the potential ability to generate returns in excess of the index) while considering stocks' relationship to one another (stocks whose volatilities tend to "offset" one another). The investment process uses historical information for both in an attempt to determine the ideal weighting of stocks in the portfolio. In addition market diversity, (the distribution of capital among large and small cap stocks in a market or index) is a component that can have an influence on performance over the short term. This size influence is potentially neutral over the long term.

Relative underperformance of the Risk-Managed Large Cap Growth Portfolio for the year can primarily be attributed to the investment process. Our investment process did not produce as much value added as we would have hoped. First, the probabilities are that when implementing a purely mathematical disciplined approach, there will be times when the process will not produce the expected excess returns. We are aware that this occurs and that it is a random outcome. One of the primary goals of the investment process is to limit both the magnitude and duration of any difficult period we may experience. The risk controls that are in place at every level of the process assist with that goal and this year's relative performance, while perhaps disappointing, is well within the tolerance ranges we would expect.


74  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

Second, when the stock market turns dramatically (either up or down) as it did in the second quarter, it may take a while for the process to catch up with the change. The investment process incorporates 52 weeks of past price history; each week we will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect which is typical for the process and is random in nature.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our mathematically-based, risk-managed investment process seeks to outperform the Russell 1000 Growth Index over the long term while controlling downside risk and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Risk-Managed Large Cap Growth Portfolio - Service Shares    $12,538
Russell 1000 Growth Index                                               $12,545

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Risk-Managed Large Cap Growth Portfolio - Institutional Shares and the Russell 1000 Growth Index. Janus Aspen Risk-Managed Large Cap Growth Portfolio - Institutional Shares is represented by a shaded area of blue. The Russell 1000 Growth Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 2, 2003, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Risk-Managed Large Cap Growth Portfolio - Institutional Shares ($12,538) as compared to the Russell 1000 Growth Index ($12,545).

CUMULATIVE TOTAL RETURN - for the period ended December 31, 2003
--------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Large Cap
Growth Portfolio - Service Shares                                      25.38%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                                              25.45%

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks only from a predefined universe of common stocks within the Portfolio's benchmark index.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Net Cash and Cash Equivalents -- 0.1%

Common Stock -- Foreign -- 0.8%

Common Stock -- Domestic -- 99.1%


Number of Stocks: 353
Top 10 Equities: 18.7%


                                       Janus Aspen Series  December 31, 2003  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                                               December 31, 2003
General Electric Co.                                                        3.6%
Pfizer, Inc.                                                                3.0%
Microsoft Corp.                                                             2.7%
Intel Corp.                                                                 1.6%
Boston Scientific Corp.                                                     1.5%
eBay, Inc.                                                                  1.4%
IBM Corp.                                                                   1.3%
Johnson & Johnson                                                           1.3%
Dell, Inc.                                                                  1.2%
International Game Technology                                               1.1%

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------

                                                                     Janus Aspen
                                                                    Risk-Managed
                                           Russell 1000                Large Cap
                                           Growth Index         Growth Portfolio

Medical -- Drugs                                   10.9%                   6.9%
Diversified Operations                              7.4%                   5.3%
Medical Products                                    4.2%                   3.9%
Applications Software                               5.0%                   3.7%
Medical Instruments                                 2.2%                   3.6%
Electronic Components -- Semiconductors             6.3%                   3.5%
Medical                                             2.7%                   3.1%
Biomedical and Genetic Computers                    2.8%                   2.4%
Retail -- Discount                                  3.9%                   2.2%
Schools                                             0.4%                   2.2%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

*The Portfolio's inception date - January 2, 2003.

See "Explanations of Charts, Tables and Financial Statements."

Enhanced Investment Technologies LLC ("INTECH") is a subsidiary of Janus Capital Group Inc.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

A portfolio's performance for short time periods may not be indicative of future performance.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Janus Capital has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.


76  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.9%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .............................$        8,733

Advertising Services - 0.2%
         300    Getty Images, Inc.* .............................        15,039

Aerospace and Defense-Equipment - 0.1%
         100    United Technologies Corp. .......................         9,477

Airlines - 0.4%
       1,300    JetBlue Airways Corp. ...........................        34,476
         300    Southwest Airlines Co. ..........................         4,842

                                                                         39,318

Apparel Manufacturers - 1.1%
       2,700    Coach, Inc.* ....................................       101,925

Appliances - 0.1%
         100    Whirlpool Corp. .................................         7,265

Applications Software - 3.7%
       2,200    Citrix Systems, Inc.* ...........................        46,662
         100    Intuit, Inc.* ...................................         5,291
         700    Mercury Interactive Corp.* ......................        34,048
       9,100    Microsoft Corp. .................................       250,614
         500    Red Hat, Inc.* ..................................         9,385

                                                                        346,000

Athletic Footwear - 0.3%
         300    NIKE, Inc. - Class B ............................        20,538
         100    Reebok International, Ltd. ......................         3,932

                                                                         24,470

Audio and Video Products - 0.6%
         800    Harman International Industries, Inc. ...........        59,184

Automotive - Medium and Heavy Duty Trucks - 0.1%
         100    Navistar International Corp.* ...................         4,789

Automotive - Truck Parts and Equipment - Original - 0.2%
         400    Autoliv, Inc. ...................................        15,060

Batteries and Battery Systems - 0.1%
         200    Energizer Holdings, Inc.* .......................         7,512

Beverages - Non-Alcoholic - 1.3%
       1,100    Coca-Cola Co. ...................................        55,825
         200    Coca-Cola Enterprises, Inc. .....................         4,374
       1,300    PepsiCo, Inc. ...................................        60,606

                                                                        120,805

Beverages - Wine and Spirits - 0.2%
         100    Brown-Forman Corp. - Class B ....................         9,345
         300    Constellation Brands, Inc. - Class A* ...........         9,879

                                                                         19,224

Brewery - 0.6%
       1,100    Anheuser-Busch Companies, Inc. ..................        57,948

Broadcast Services and Programming - 0.1%
         300    Fox Entertainment Group, Inc. - Class A* ........         8,745
         100    Liberty Media Corp. - Class A* ..................         1,189

                                                                          9,934

Building - Residential and Commercial - 1.0%
         200    Centex Corp. ....................................        21,530
         200    D.R. Horton, Inc. ...............................         8,652
         100    Hovnanian Enterprises, Inc. .....................         8,706
         100    Lennar Corp. ....................................         9,600
         100    NVR, Inc.* ......................................        46,600

                                                                         95,088

Building and Construction Products - Miscellaneous - 0.1%
         200    Masco Corp. .....................................         5,482

Building Products - Air and Heating - 0.1%
         100    American Standard Companies, Inc.* ..............        10,070

Cable Television - 1.0%
         100    Cablevision Systems New York Group
                  - Class A* ....................................         2,339
         400    Comcast Corp. - Class A* ........................        13,148
       2,200    EchoStar Communications Corp. - Class A* ........        74,800
         393    Hughes Electronics Corp. ........................         6,504

                                                                         96,791

Casino Hotels - 0.3%
         200      Mandalay Resort Group .........................         8,944
         500      Station Casinos, Inc. .........................        15,315

                                                                         24,259

Casino Services - 1.1%
       2,900    International Game Technology* ..................       103,530

Cellular Telecommunications - 0.6%
       2,000    Nextel Communications, Inc. - Class A* ..........        56,120

Chemicals - Diversified - 0.1%
         200    Dow Chemical Co. ................................         8,314

Chemicals - Specialty - 0.7%
       2,300    Ecolab, Inc. ....................................        62,951

Commercial Banks - 0.3%
         300    First Bancorp. ..................................        11,865
         100    Hudson United Bancorp ...........................         3,695
         200    Popular, Inc. ...................................         8,988
         200    Synovus Financial Corp. .........................         5,784

                                                                         30,332

Commercial Services - 0.3%
         700    Iron Mountain, Inc.* ............................        27,678
         100    Weight Watchers International, Inc.* ............         3,837

                                                                         31,515

Commercial Services - Finance - 0.5%
         700    Moody's Corp. ...................................        42,385
         200    Paychex, Inc. ...................................         7,440

                                                                         49,825

Computer Aided Design - 0%
         100    Autodesk, Inc. ..................................         2,458

Computer Data Security - 0.2%
         600    NetScreen Technologies, Inc. ....................        14,850

Computer Graphics - 0.2%
         200    Pixar, Inc.* ....................................        13,858

Computer Services - 0.3%
         400    Ceridian Corp.* .................................         8,376
         300    Cognizant Technology Solutions Corp.* ...........        13,692
         100    Reynolds and Reynolds Co. .......................         2,905
         500    Unisys Corp.* ...................................         7,425

                                                                         32,398

Computers - 2.4%
       3,200    Dell, Inc.* .....................................       108,672
       1,300    IBM Corp. .......................................       120,484

                                                                        229,156

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  77

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Computers - Integrated Systems - 0%
         100    Jack Henry & Associates, Inc. ...................$        2,058
         200    McDATA Corp. - Class A ..........................         1,906

                                                                          3,964

Computers - Memory Devices - 1.1%
       1,700    EMC Corp.* ......................................        21,964
         500    Maxtor Corp. ....................................         5,550
         700    Network Appliance, Inc.* ........................        14,371
         800    SanDisk Corp.* ..................................        48,912
         300    Storage Technology Corp.* .......................         7,725
         400    Western Digital Corp. ...........................         4,716

                                                                        103,238

Computers - Peripheral Equipment - 0.4%
         500    Lexmark International Group, Inc. - Class A* ....        39,320

Consulting Services - 0%
         100    Corporate Executive Board Co.* ..................         4,667

Consumer Products - Miscellaneous - 0.4%
         500    Clorox Co. ......................................        24,280
         300    Dial Corp. ......................................         8,541

                                                                         32,821

Containers - Paper and Plastic - 0.4%
         700    Sealed Air Corp.* ...............................        37,898

Cosmetics and Toiletries - 1.7%
         400    Avon Products, Inc. .............................        26,996
         800    Colgate-Palmolive Co. ...........................        40,040
         300    Estee Lauder Companies, Inc. - Class A ..........        11,778
         300    Gillette Co. ....................................        11,019
         300    International Flavors & Fragrances, Inc. ........        10,476
         600    Procter & Gamble Co. ............................        59,928

                                                                        160,237

Data Processing and Management - 1.5%
         100    Certegy, Inc. ...................................         3,280
         300    Dun & Bradstreet Corp. ..........................        15,213
         700    Fair Issac Corp. ................................        34,412
       1,400    First Data Corp. ................................        57,526
         100    Fiserv, Inc.* ...................................         3,951
         200    Global Payments, Inc. ...........................         9,424
         400    VERITAS Software Corp.* .........................        14,864

                                                                        138,670

Dental Supplies and Equipment - 0.3%
         500    Dentsply International, Inc. ....................        22,585
         100    Patterson Dental Co.* ...........................         6,416

                                                                         29,001

Diagnostic Kits - 0.1%
         200    IDEXX Laboratories, Inc. ........................         9,256

Dialysis Centers - 0.1%
         300    Davita, Inc.* ...................................        11,700

Direct Marketing - 0%
         100    Harte-Hanks Inc. ................................         2,175

Disposable Medical Products - 0.2%
         200    C.R. Bard, Inc. .................................        16,250

Distribution/Wholesale - 0.1%
         200    CDW Corp. .......................................        11,552

Diversified Operations - 5.3%
         900    3m Co. ..........................................        76,527
         900    Cendant Corp.* ..................................        20,043
         400    Danaher Corp. ...................................        36,700
         200    Dover Corp. .....................................         7,950
      11,000    General Electric Co. ............................       340,780
         200    Illinois Tool Works, Inc. .......................        16,782

                                                                        498,782

E-Commerce/Products - 1.0%
       1,800    Amazon.com, Inc.* ...............................        94,752

E-Commerce/Services - 1.9%
       2,100    eBay, Inc.* .....................................       135,639
       1,175    InterActiveCorp* ................................        39,868

                                                                        175,507

E-Marketing/Information - 0%
         400    DoubleClick, Inc. ...............................         4,088

Electric Products - Miscellaneous - 0.1%
         100    Emerson Electric Co. ............................         6,475

Electronic Components - Miscellaneous - 0.2%
         300    Gentex Corp. ....................................        13,248
         100    Jabil Circuit, Inc.* ............................         2,830
         200    Sanmina Corp.* ..................................         2,522

                                                                         18,600

Electronic Components - Semiconductors - 3.5%
       1,200    Advanced Micro Devices, Inc.* ...................        17,880
         700    Altera Corp. ....................................        15,890
       1,300    Amkor Technology, Inc. ..........................        23,673
         300    Broadcom Corp. - Class A* .......................        10,227
         100    Fairchild Semiconductor International, Inc.
                  - Class A* ....................................         2,497
       4,700    Intel Corp. .....................................       151,340
         300    International Rectifier Corp. ...................        14,823
         100    Intersil Corp. - Class A ........................         2,485
         600    National Semiconductor Corp.* ...................        23,646
         100    NVIDIA Corp.* ...................................         2,325
         300    PMC-Sierra, Inc.* ...............................         6,045
         100    QLogic Corp.* ...................................         5,160
         800    Rambus, Inc. ....................................        24,560
         300    Silicon Laboratories, Inc. ......................        12,966
         300    Texas Instruments, Inc. .........................         8,814
         100    Xilinx, Inc.* ...................................         3,874

                                                                        326,205

Electronic Design Automation - 0.3%
         100    Cadence Design Systems, Inc.* ...................         1,798
         900    Synopsys, Inc.* .................................        30,384

                                                                         32,182

Electronic Forms - 0.3%
         600    Adobe Systems, Inc. .............................        23,580

Electronic Parts Distributors - 0%
         100    Arrow Electronics, Inc. .........................         2,314

Engineering - Research and Development - 0.3%
         100    Fluor Corp. .....................................         3,964
         500    Jacobs Engineering Group, Inc.* .................        24,005

                                                                         27,969

See Notes to Schedules of Investments and Financials Statements.


78  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Enterprise Software/Services - 0.9%
         300    BEA Systems, Inc.* ..............................$        3,690
       1,100    Computer Associates International, Inc. .........        30,074
       3,300    Oracle Corp.* ...................................        43,560
         218    PeopleSoft, Inc. ................................         4,970

                                                                         82,294

Entertainment Software - 0.5%
       1,000    Electronic Arts, Inc.* ..........................        47,780

Filtration and Separations Products - 0.6%
         600    Donaldson Company, Inc. .........................        35,496
         800    Pall Corp. ......................................        21,464

                                                                         56,960

Finance - Consumer Loans - 0.8%
       2,000    SLM Corp. .......................................        75,360

Finance - Credit Card - 0.7%
         800    American Express Co. ............................        38,584
         200    Capital One Financial Corp. .....................        12,258
         200    MBNA Corp. ......................................         4,970
       1,100    Providian Financial Corp.* ......................        12,804

                                                                         68,616

Finance - Investment Bankers/Brokers - 1.0%
       1,600    Ameritrade Holding Corp. ........................        22,512
         600    Friedman, Billings, Ramsey Group, Inc.
                  - A Shares ....................................        13,848
         700    Legg Mason, Inc. ................................        54,026

                                                                         90,386

Finance - Mortgage Loan Banker - 0.8%
       1,550    Doral Financial Corp. ...........................        50,034
         200    Fannie Mae ......................................        15,012
         200    Freddie Mac .....................................        11,664

                                                                         76,710

Food - Confectionary - 0.8%
         400    Hershey Foods Corp. .............................        30,796
         700    Wm. Wrigley Jr. Company .........................        39,347

                                                                         70,143

Food - Diversified - 1.1%
         100    Campbell Soup Co. ...............................         2,680
         500    General Mills, Inc. .............................        22,650
         400    Kellogg Co. .....................................        15,232
       1,100    McCormick & Company, Inc. .......................        33,110
       1,300    Sara Lee Corp. ..................................        28,223

                                                                        101,895

Food - Retail - 0.4%
         600    Whole Foods Market, Inc.* .......................        40,278

Food - Wholesale/Distribution - 0.4%
       1,000    Sysco Corp. .....................................        37,230

Gold Mining - 0.4%
         700    Newmont Mining Corp. ............................        34,027

Hazardous Waste Disposal - 0.1%
         300    Stericycle, Inc.* ...............................        14,010

Hospital Beds and Equipment - 0.1%
         100    Hillenbrand Industries, Inc. ....................         6,206

Hotels and Motels - 0.2%
         200    Hilton Hotels Corp. .............................         3,426
         100    Marriott International, Inc. - Class A ..........         4,620
         200    Starwood Hotels & Resorts Worldwide, Inc. .......         7,194

                                                                         15,240

Identification Systems and Devices - 0.2%
       1,000    Symbol Technologies, Inc. .......................        16,890

Industrial Gases - 0%
         100    Praxair, Inc. ...................................         3,820

Instruments - Controls - 0.1%
         100    Mettler-Toledo International, Inc.* .............         4,221
         300    Thermo Electron Corp.* ..........................         7,560

                                                                         11,781

Instruments - Scientific - 0.3%
         200    Fisher Scientific International, Inc. ...........         8,274
         900    PerkinElmer, Inc. ...............................        15,363
         200    Waters Corp.* ...................................         6,632

                                                                         30,269

Insurance Brokers - 0.7%
         100    Brown & Brown, Inc. .............................         3,261
       1,300    Marsh & McLennan Companies, Inc. ................        62,257

                                                                         65,518

Internet Infrastructure Equipment - 0.1%
         300    Avocent Corp. ...................................        10,956

Internet Security - 0.9%
       2,200    Symantec Corp.* .................................        76,230
         300    VeriSign, Inc.* .................................         4,890

                                                                         81,120

Investment Management and Advisory Services - 0.2%
         200    Eaton Vance Corp. ...............................         7,328
         100    Federated Investors, Inc. - Class B .............         2,936
         200    T. Rowe Price Group, Inc. .......................         9,482
         100    Waddell & Reed Financial, Inc. - Class A ........         2,346

                                                                         22,092

Life and Health Insurance - 0.5%
       1,300    AFLAC, Inc. .....................................        47,034

Lottery Services - 0.4%
         800    GTECH Holdings Corp. ............................        39,592

Machinery - Print Trade - 0.3%
         400    Zebra Technologies Corp. - Class A* .............        26,548

Machinery - Pumps - 0.3%
         800    Graco, Inc. .....................................        32,080

Medical - Biomedical and Genetic - 3.1%
       1,300    Amgen, Inc.* ....................................        80,340
       1,000    Celgene Corp.* ..................................        45,020
         700    Chiron Corp.* ...................................        39,893
         600    Genentech, Inc.* ................................        56,142
         900    Genzyme Corp.* ..................................        44,406
         200    Invitrogen Corp.* ...............................        14,000
         200    MedImmune, Inc.* ................................         5,080
         500    Millennium Pharmaceuticals, Inc.* ...............         9,335

                                                                        294,216

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  79

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 6.9%
         700    Abbott Laboratories .............................$       32,620
         100    Bristol-Myers Squibb Co. ........................         2,860
         800    Eli Lilly and Co. ...............................        56,264
         900    Forest Laboratories, Inc.* ......................        55,620
       1,100    Ivax Corp. ......................................        26,268
         300    Medicis Pharmaceutical Corp. - Class A ..........        21,390
       2,000    Merck & Company, Inc. ...........................        92,400
       7,960    Pfizer, Inc. ....................................       281,227
       1,100    Sepracor, Inc.* .................................        26,323
         500    SICOR, Inc.* ....................................        13,600
         400    Valeant Pharmaceuticals International ...........        10,060
         700    Wyeth ...........................................        29,715

                                                                        648,347

Medical - Generic Drugs - 2.1%
         800    Barr Laboratories, Inc.* ........................        61,560
       3,500    Mylan Laboratories, Inc. ........................        88,410
         600    Pharmaceutical Resources, Inc. ..................        39,090
         200    Watson Pharmaceuticals, Inc.* ...................         9,200

                                                                        198,260

Medical - HMO - 1.6%
         200    Aetna, Inc. .....................................        13,516
         100    Anthem, Inc.* ...................................         7,500
         600    Conventry Health Care, Inc.* ....................        38,694
         100    Health Net, Inc. ................................         3,270
         600    Mid Atlantic Medical Services, Inc.* ............        38,880
         700    UnitedHealth Group, Inc. ........................        40,726
         100    WellPoint Health Networks, Inc.* ................         9,699

                                                                        152,285

Medical - Hospitals - 0.1%
         100    Community Health Care Corp. .....................         2,658
         200    Health Management Associates, Inc.
                  - Class A .....................................         4,800

                                                                          7,458

Medical - Nursing Homes - 0.1%
         300    Manor Care, Inc. ................................        10,371

Medical - Outpatient and Home Medical Care - 0.1%
         400    Lincare Holdings, Inc.* .........................        12,012

Medical Information Systems - 0%
         100    IMS Health, Inc. ................................         2,486

Medical Instruments - 3.6%
         500    Beckman Coulter, Inc. ...........................        25,415
       3,900    Boston Scientific Corp.* ........................       143,364
         600    Edwards Lifesciences Corp.* .....................        18,048
         800    Guidant Corp. ...................................        48,160
         800    Medtronic, Inc. .................................        38,888
       1,100    St. Jude Medical, Inc.* .........................        67,485

                                                                        341,360

Medical Labs and Testing Services - 0%
         100    Laboratory Corporation Of
                  America Holdings* .............................         3,695

Medical Products - 3.9%
         300    Becton, Dickinson and Co. .......................        12,342
         300    Biomet, Inc. ....................................        10,923
         200    Henry Schein, Inc.* .............................        13,516
       2,300    Johnson & Johnson ...............................       118,818
         800    Stryker Corp. ...................................        68,008
         900    Varian Medical Systems, Inc.* ...................        62,190
       1,100    Zimmer Holdings, Inc.* ..........................        77,440

                                                                        363,237

Medical Sterilization Products - 0%
         100    Steris Corp.* ...................................         2,260

Metal - Copper - 0.2%
         200    Phelps Dodge Corp.* .............................        15,218

Metal - Diversified - 0.7%
       1,500    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B .....................................        63,195

Motorcycle and Motor Scooter Manufacturing - 0.3%
         500    Harley-Davidson, Inc. ...........................        23,765

Multi-Line Insurance - 1.1%
       1,300    American International Group, Inc. ..............        86,164
         400    HCC Insurance Holdings, Inc. ....................        12,720

                                                                         98,884

Multimedia - 0.8%
         400    E.W. Scripps Co. - Class A ......................        37,656
         300    McGraw-Hill Companies, Inc. .....................        20,976
         100    Viacom, Inc. - Class B* .........................         4,438
         400    Walt Disney Co. .................................         9,332

                                                                         72,402

Networking Products - 1.7%
       3,700    Cisco Systems, Inc.* ............................        89,873
       1,300    Foundry Networks, Inc. ..........................        35,568
       1,300    Juniper Networks, Inc.* .........................        24,284
         600    Polycom, Inc. ...................................        11,712

                                                                        161,437

Office Automation and Equipment - 0.1%
         100    Pitney Bowes, Inc. ..............................         4,062
         200    Xerox Corp.* ....................................         2,760

                                                                          6,822

Office Furnishings - Original - 0.2%
         400    Herman Miller, Inc. .............................         9,708
         300    Hon Industries, Inc. ............................        12,996

                                                                         22,704

Oil - Field Services - 0.8%
         100    BJ Services Co.* ................................         3,590
       2,900    Halliburton Co. .................................        75,400

                                                                         78,990

Oil and Gas Drilling - 0.2%
         500    Patterson-UTI Energy, Inc.* .....................        16,460

Oil Companies - Exploration and Production - 0.5%
       2,200    Chesapeake Energy Corp. .........................        29,876
         100    EOG Resources, Inc. .............................         4,617
         433    XTO Energy, Inc. ................................        12,254

                                                                         46,747

See Notes to Schedules of Investments and Financial Statements.


80  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================

Oil Field Machinery and Equipment - 0.2%
         500    Smith International, Inc.* ......................$       20,760

Optical Supplies - 0.3%
         400    Allergan, Inc. ..................................        30,724

Pharmacy Services - 1.2%
         700    AdvancePCS* .....................................        36,862
         400    Caremark Rx, Inc.* ..............................        10,132
         200    Express Scripts, Inc. - Class A* ................        13,286
         729    Medco Health Solutions, Inc.* ...................        24,779
         800    Omnicare, Inc.* .................................        32,312

                                                                        117,371

Pipelines - 0.3%
         500    Kinder Morgan, Inc. .............................        29,550

Property and Casualty Insurance - 0.9%
         100    Markel Corp. ....................................        25,351
         700    Progressive Corp. ...............................        58,513

                                                                         83,864

Publishing - Books - 0.2%
         800    John Wiley & Sons, Inc. - Class A ...............        20,824

Publishing - Newspapers - 0.1%
         100    New York Times Co. - Class A ....................         4,779

Recreational Vehicles - 0.2%
         200    Polaris Industries, Inc. ........................        17,716

Real Estate Investment Trusts (REIT) - Outlet Centers - 0.1%
         200    Chelsea Property Group, Inc. ....................        10,962

Real Estate Investment Trusts (REIT) - Regional Malls - 0.1%
         200    Mills Corp. .....................................         8,800

Rental Auto/Equipment - 0.3%
       1,100    Rent-A-Center, Inc. .............................        32,868

Respiratory Products - 0.2%
         300    ResMed, Inc. ....................................        12,462
         100    Respironics, Inc. ...............................         4,509

                                                                         16,971

Retail - Apparel and Shoe - 1.6%
         700    Abercrombie & Fitch Co. - Class A* ..............        17,297
       1,000    Chico's FAS, Inc.* ..............................        36,950
       1,000    Claire's Stores, Inc. ...........................        18,840
       2,100    Gap, Inc. .......................................        48,741
       1,000    Ross Stores, Inc. ...............................        26,430

                                                                        148,258

Retail - Auto Parts - 0.5%
         200    Advance Auto Parts, Inc.* .......................        16,280
         300    AutoZone, Inc.* .................................        25,563
         100    O'Reilly Automotive, Inc. .......................         3,836

                                                                         45,679

Retail - Automobile - 0.2%
         600    Carmax, Inc.* ...................................        18,558

Retail - Bedding - 0.3%
         600    Bed Bath & Beyond, Inc.* ........................        26,010

Retail - Bookstore - 0%
         100    Borders Group, Inc. .............................         2,192

Retail - Building Products - 0.7%
         400    Home Depot, Inc. ................................        14,196
         900    Lowe's Companies, Inc. ..........................        49,851

                                                                         64,047

Retail - Consumer Electronics - 0.5%
         800    Best Buy Company, Inc. ..........................        41,792
         200    RadioShack Corp. ................................         6,136

                                                                         47,928

Retail - Discount - 2.2%
         900    Dollar General Corp. ............................        18,891
         100    Dollar Tree Stores, Inc.* .......................         3,006
         900    Family Dollar Stores, Inc. ......................        32,292
         900    Target Corp. ....................................        34,560
         900    TJX Companies, Inc. .............................        19,845
       1,900    Wal-Mart Stores, Inc. ...........................       100,795

                                                                        209,389

Retail - Drug Store - 0.2%
         500    Walgreen Co. ....................................        18,190

Retail - Jewelry - 0.1%
         300    Tiffany & Co. ...................................        13,560

Retail - Mail Order - 0%
         100    Williams-Sonoma, Inc.* ..........................         3,477

Retail - Office Supplies - 0.3%
       1,000    Staples, Inc.* ..................................        27,300

Retail - Pet Food and Supplies - 0.1%
         300    PETsMART, Inc. ..................................         7,140

Retail - Regional Department Stores - 0%
         100    Kohl's Corp.* ...................................         4,494

Retail - Restaurants - 1.1%
         700    Applebee's International, Inc. ..................        27,489
         100    Brinker International, Inc. .....................         3,316
         300    CBRL Group, Inc. ................................        11,478
         100    Krispy Kreme Doughnuts, Inc.* ...................         3,660
         200    Outback Steakhouse, Inc. ........................         8,842
         300    Ruby Tuesday, Inc. ..............................         8,547
         900    Starbucks Corp.* ................................        29,754
         100    Wendy's International, Inc. .....................         3,924
         200    Yum! Brands, Inc.* ..............................         6,880

                                                                        103,890

Retail - Variety Store - 0.1%
         200    99 Cents Only Stores ............................         5,446

Savings/Loan/Thrifts - 0.6%
         400    Hudson City Bancorp, Inc. .......................        15,272
       1,066    New York Community Bancorp, Inc. ................        40,561

                                                                         55,833

Schools - 2.2%
       1,400    Apollo Group, Inc. - Class A* ...................        95,200
       1,100    Career Education Corp.* .........................        44,077
         100    Corinthian Colleges, Inc. .......................         5,556
         100    DeVry, Inc. .....................................         2,513
         800    Education Management Corp.* .....................        24,832
         700    ITT Educational Services, Inc. ..................        32,879

                                                                        205,057

Semiconductor Components/Integrated Circuits - 0.9%
         400    Analog Devices, Inc.* ...........................        18,260
       1,100    Cypress Semiconductor Corp. .....................        23,496
         600    Integrated Circuit Systems, Inc.* ...............        17,094
         300    Integrated Device Technology, Inc.* .............         5,151
         500    Linear Technology Corp. .........................        21,035

                                                                         85,036

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  81

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JANUS ASPEN RISK-MANAGED LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Semiconductor Equipment - 0.2%
         200    Applied Materials, Inc.* ........................$        4,490
         200    KLA-Tencor Corp.* ...............................        11,734
         200    Lam Research Corp. ..............................         6,460

                                                                         22,684

Soap and Cleaning Preparations - 0.1%
         200    Church & Dwight Company, Inc. ...................         7,920

Super-Regional Banks - 0.3%
         100    Fifth Third Bancorp .............................         5,910
         400    Wells Fargo & Co. ...............................        23,556

                                                                         29,466

Telecommunication Equipment - 0.5%
         400    Adtran, Inc. ....................................        12,400
         600    Comverse Technology, Inc.* ......................        10,554
         100    Harris Corp. ....................................         3,795
         500    UTStarcom, Inc.* ................................        18,535

                                                                         45,284

Telecommunication Equipment - Fiber Optics - 0.2%
       1,700    Corning, Inc.** .................................        17,731

Textile-Home Furnishings - 0.1%
         100    Mohawk Industries, Inc.* ........................         7,054

Therapeutics - 1.3%
         300    Amylin Pharmaceuticals, Inc. ....................         6,666
       1,400    Gilead Sciences, Inc.* ..........................        81,396
         800    ImClone Systems, Inc. ...........................        31,728

                                                                        119,790

Tobacco - 0.1%
         100    Altria Group, Inc. ..............................         5,442

Toys - 0%
         200    Mattel, Inc. ....................................         3,854

Transportation - Services - 1.4%
       1,300    C.H. Robinson Worldwide, Inc. ...................        49,283
         800    Expeditors International of Washington, Inc. ....        30,128
         300    FedEx Corp. .....................................        20,250
         400    United Parcel Service, Inc. - Class B ...........        29,820

                                                                        129,481

Transportation - Truck - 0.1%
         400    J.B. Hunt Transport Services, Inc. ..............        10,804
         100    Swift Transportation Company, Inc. ..............         2,102

                                                                         12,906

Web Hosting/Design - 0.1%
         600    Macromedia, Inc.* ...............................        10,704

Web Portals/Internet Service Providers - 0.9%
       1,900    Yahoo!, Inc.* ...................................        85,823

Wireless Equipment - 0.4%
       1,400    American Tower Corp. ............................        15,148
         400    Motorola, Inc. ..................................         5,628
         300    QUALCOMM, Inc. ..................................        16,179

                                                                         36,955
--------------------------------------------------------------------------------
Total Common Stock (cost $7,707,163) ............................     9,394,096
--------------------------------------------------------------------------------
Preferred Stock - 0%
Multimedia - 0%
          55    News Corporation, Ltd. (ADR)
                  (cost $1,601) .................................         1,664
--------------------------------------------------------------------------------
Total Investments (total cost $7,708,764) - 99.9% ...............     9,395,760
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% ...         5,328
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$    9,401,088
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities        Market Value
--------------------------------------------------------------------------------
Australia                                              0.0%           $    1,664
Puerto Rico                                            0.8%               70,887
United States                                         99.2%            9,323,209
--------------------------------------------------------------------------------
Total                                                100.0%           $9,395,760

See Notes to Schedules of Investments and Financial Statements.


82  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO
(unaudited)                                                    Managed by INTECH

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched January 2, 2003, Janus Aspen Risk-Managed Large Cap Core Portfolio - Service Shares gained 24.99% through December 31, 2003, while its benchmark, the S&P 500(R) Index, gained 24.51%.(1)

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to actively participate in the market's upside while limiting downside risk along the way. The specific goal of this portfolio is to generate returns approximately 3-4% above the benchmark per year with risk equal to or below the benchmark index. During the past year, the investment process produced strong absolute positive returns that outperformed its benchmark, the S&P 500(R) Index.

The Portfolio's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio. Instead, the process uses the natural volatility of the market, analyzing the relative volatilities of the individual stocks as well as their correlation (or relationship to one another) to build a portfolio that attempts to outperform the index while minimizing risk.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?

The Portfolio gained ground during the period on the tails of a pronounced market upswing that started in the second quarter and continued throughout the year. As stock prices naturally moved, we adjusted each comparable stock's weighting to keep the Portfolio potentially more efficient than the index, without increasing risk. While individual stock volatility was lower than it has historically been over the past several years, we believe there was indeed adequate fluctuation overall to allow our process to work well.

In addition, market diversity (or the size effect) was also a positive contributor to performance as the market broadened out and capital flowed to all areas of the stock market. Given that our process searches for stocks that are volatile relative to the index, that potentially results in a portfolio whose weighted average market cap is typically lower than the weighted average market cap of the index, as the more volatile stocks tend to be the smaller names within the large cap index. (ie. Microsoft may be volatile, but as one of the biggest names in the index, it tends to "be" the index). Our process will tend to underweight the largest names in the index and overweight the smaller names in the index. Normally, periods of time like the year 2003 where the market is broadening out and smaller cap stocks are driving returns will potentially be a positive for the strategy. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well positioned to continue to produce strong relative returns for investors over the long term.

Q. WHAT NEGATIVELY IMPACTED THE PORTFOLIO'S RECENT PERFORMANCE?

Our portfolio performance can primarily be attributed to two factors: stocks' relative volatility and their correlation to one another. Our process seeks stocks that are volatile relative to the index (stocks with the potential ability to generate returns in excess of the index) while considering stocks' relationship to one another (stocks whose volatilities tend to offset one another). The investment process uses historical information in an attempt to determine the ideal weighting of stocks in the portfolio. In addition market diversity, (the distribution of capital among large and small cap stocks in a market or index) is a component that can have an influence on performance over the short term. This size influence is potentially neutral over the long term.

The performance of the Risk-Managed Large Cap Core Portfolio for the year can primarily be attributed to the positive effect of market diversity. Our investment process did not produce as much value added as we would have hoped. First, the probabilities are that when implementing a purely mathematical disciplined approach, there will be times when the process will not produce the expected excess returns. We are aware that this occurs and that it is a random outcome. One of the primary goals of the investment process is to limit both the magnitude and duration of any difficult period we may experience. The risk controls that are in place at every level of the process assist with that goal and this year's relative performance is well within the tolerance ranges we would expect.


                                       Janus Aspen Series  December 31, 2003  83

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO
(unaudited)

Secondly, when the stock market turns dramatically (either up or down) as it did in the second quarter of 2003, it may take a while for the process to catch up with the change. Our investment process incorporates 52 weeks of past price history; each week we will drop one week of history and add a new one as time continues. Given that we use past price history, there can be a lag effect which is typical for the process and is random in nature.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

Our mathematically-based, risk-managed investment process seeks to outperform the S&P 500(R) Index over the long term while controlling downside risk and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience relative underperformance during shorter time periods, but has a goal of relative outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Portfolio's investment process. At the same time, we continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Risk-Managed Large Cap Core Portfolio - Service Shares      $12,499
S&P 500(R) Index                                                        $12,451

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Risk-Managed Large Cap Core Portfolio - Institutional Shares and the S&P 500(R) Index. Janus Aspen Risk-Managed Large Cap Core Portfolio - Institutional Shares is represented by a shaded area of blue. The S&P 500(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, January 2, 2003, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Risk-Managed Large Cap Core Portfolio - Institutional Shares ($12,499) as compared to the S&P 500(R) Index ($12,451).

CUMULATIVE TOTAL RETURN - for the period ended December 31, 2003
--------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception*
--------------------------------------------------------------------------------
Janus Aspen Risk-Managed Large Cap Core Portfolio - Service Shares     24.99%
--------------------------------------------------------------------------------
S&P 500(R)Index                                                        24.51%
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
Primarily invests in large-sized companies selected for their growth potential, seeking to control risks by applying a mathematical management process and selecting stocks generally from a predefined universe of common stocks within the Portfolio's benchmark index.

PORTFOLIO ASSET MIX - (% of Net Assets)

                                  [PIE CHART]

Net Cash and Cash Equivalents -- 0.4%

Common Stock -- Foreign -- 1.3%

Common Stock -- Domestic -- 98.3%


Number of Stocks: 304
Top 10 Equities: 14.5%


84  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(unaudited)

TOP 10 EQUITY HOLDINGS - (% of Net Assets)
--------------------------------------------------------------------------------
                                                              December 31, 2003

Boston Scientific Corp.                                                    2.0%
General Electric Co.                                                       1.7%
eBay, Inc.                                                                 1.7%
Yahoo!, Inc.                                                               1.6%
Exxon Mobil Corp.                                                          1.5%
Citigroup, Inc.                                                            1.4%
Pfizer, Inc.                                                               1.3%
Apollo Group, Inc. - Class A                                               1.1%
International Game Technology                                              1.1%
Countrywide Financial Corp.                                                1.1%

                                  [BAR CHART]

TOP INDUSTRIES - PORTFOLIO VS. INDEX (% of Net Assets)
--------------------------------------------------------------------------------
                                                                     Janus Aspen
                                                                    Risk-Managed
                                              S&P 500(R)               Large Cap
                                                   Index          Core Portfolio

Electric -- Integrated                            2.4%                     4.3%
Finance -- Investment Bankers/Brokers             5.2%                     4.2%
Diversified Operations                            5.3%                     4.2%
Medical Instruments                               1.2%                     4.2%
Super-Regional Banks                              5.4%                     3.9%
Medical -- Drugs                                  6.8%                     3.4%
Oil Companies -- Integrated                       4.3%                     2.6%
Medical -- Biomedical and Genetic                 1.2%                     2.5%
Computers                                         3.3%                     2.4%
Medical Products                                  2.2%                     2.3%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

*The Portfolio's inception date - January 2, 2003.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index portfolio strategy. This increases the likelihood of higher net taxable gains or losses for investors.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

A portfolio's performance for short time periods may not be indicative of future performance.

The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

INTECH is a subsidiary of Janus Capital Group Inc.


                                       Janus Aspen Series  December 31, 2003  85

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 99.6%
Advertising Agencies - 0.1%
         100    Omnicom Group, Inc. .............................$        8,733

Aerospace and Defense - Equipment - 0.2%
         600    B.F. Goodrich Co. ...............................        17,814
         100    United Technologies Corp. .......................         9,477

                                                                         27,291

Agricultural Operations - 0.4%
       1,400    Monsanto Co. ....................................        40,292

Airlines - 0.1%
       1,000    Southwest Airlines Co. ..........................        16,140

Apparel Manufacturers - 0.3%
         800    Liz Claiborne, Inc. .............................        28,368

Appliances - 0.1%
         200    Whirlpool Corp. .................................        14,530

Applications Software - 1.6%
       1,800    Citrix Systems, Inc.* ...........................        38,178
         600    Mercury Interactive Corp.* ......................        29,184
       4,100    Microsoft Corp. .................................       112,914

                                                                        180,276

Athletic Footwear - 0.4%
         400    NIKE, Inc. - Class B ............................        27,384
         500    Reebok International, Ltd. ......................        19,660

                                                                         47,044

Automotive - Medium and Heavy Duty Trucks - 1.2%
         500    Navistar International Corp.* ...................        23,945
       1,300    PACCAR, Inc. ....................................       110,656

                                                                        134,601

Automotive - Truck Parts and Equipment - Original - 0.5%
         300    Dana Corp. ......................................         5,505
         400    Johnson Controls, Inc. ..........................        46,448

                                                                         51,953

Beverages - Non-Alcoholic - 0.3%
         100    Coca-Cola Co. ...................................         5,075
         600    PepsiCo, Inc. ...................................        27,972

                                                                         33,047

Beverages - Wine and Spirits - 0.3%
         300    Brown-Forman Corp. - Class B ....................        28,035

Brewery - 0.2%
         400    Anheuser-Busch Companies, Inc. ..................        21,072

Broadcast Services and Programming - 0%
         100    Clear Channel Communications, Inc. ..............         4,683

Building - Residential and Commercial - 1.0%
         600    Centex Corp. ....................................        64,590
         200    KB Home .........................................        14,504
         400    Pulte Homes, Inc. ...............................        37,448

                                                                        116,542

Building and Construction Products - Miscellaneous - 0.1%
         400    Masco Corp. .....................................        10,964

Building Products - Air and Heating - 0.1%
         100    American Standard Companies, Inc.* ..............        10,070

Cable Television - 0.5%
       1,600    Comcast Corp. - Class A* ........................        52,592

Casino Services - 1.1%
       3,600    International Game Technology ...................       128,520

Cellular Telecommunications - 1.0%
       4,200    Nextel Communications, Inc. - Class A* ..........       117,852

Chemicals - Diversified - 0.2%
         500    Dow Chemical Co. ................................        20,785
         100    E.I. du Pont de Nemours and Co. .................         4,589

                                                                         25,374

Chemicals - Specialty - 0.7%
         400    Ashland, Inc. ...................................        17,624
       1,700    Ecolab, Inc. ....................................        46,529
         200    Engelhard Corp. .................................         5,990
         400    Hercules, Inc.* .................................         4,880

                                                                         75,023

Coatings and Paint Products - 0%
         100    Sherwin-Williams Co. ............................         3,474

Commercial Banks - 1.5%
       1,100    AmSouth Bancorporation ..........................        26,950
         700    First Tennessee National Corp. ..................        30,870
         100    Marshall & Ilsley Corp. .........................         3,825
         400    Regions Financial Corp. .........................        14,880
       1,400    SouthTrust Corp. ................................        45,822
         400    Synovus Financial Corp. .........................        11,568
         400    Union Planters Corp. ............................        12,596
         300    Zions Bancorporation ............................        18,399

                                                                        164,910

Commercial Services - Finance - 0.5%
         700    Moody's Corp. ...................................        42,385
         400    Paychex, Inc. ...................................        14,880

                                                                         57,265

Computer Aided Design - 0.2%
         700    Autodesk, Inc. ..................................        17,206

Computer Services - 0.2%
       1,700    Unisys Corp.* ...................................        25,245

Computers - 2.4%
       1,200    Apple Computer, Inc.* ...........................        25,644
       3,100    Dell, Inc.* .....................................       105,276
       2,400    Hewlett-Packard Co. .............................        55,128
         900    IBM Corp. .......................................        83,412

                                                                        269,460

Computers - Memory Devices - 0.7%
       3,200    EMC Corp.* ......................................        41,344
       1,900    Network Appliance, Inc.* ........................        39,007

                                                                         80,351

Computers - Peripheral Equipment - 0.6%
         800    Lexmark International Group, Inc. - Class A* ....        62,912

Consumer Products - Miscellaneous - 0.8%
         300    American Greetings Corp. - Class A* .............         6,561
         600    Clorox Co. ......................................        29,136
         700    Fortune Brands, Inc. ............................        50,043

                                                                         85,740

Containers - Metal and Glass - 0.1%
         100    Ball Corp. ......................................         5,957

Containers - Paper and Plastic - 0.4%
         900    Sealed Air Corp.* ...............................        48,726

See Notes to Schedules of Investments and Financial Statements.


86  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Cosmetics and Toiletries - 1.3%
         200    Alberto-Culver Co. - Class B ....................$       12,616
       1,000    Avon Products, Inc. .............................        67,490
         100    Colgate-Palmolive Co. ...........................         5,005
         100    International Flavors & Fragrances, Inc. ........         3,492
         600    Procter & Gamble Co. ............................        59,928

                                                                        148,531

Cruise Lines - 0.2%
         700    Carnival Corp. ..................................        27,811

Data Processing and Management - 0.6%
         500    First Data Corp. ................................        20,545
       1,400    VERITAS Software Corp.* .........................        52,024

                                                                         72,569

Disposable Medical Products - 0.4%
         600    C.R. Bard, Inc. .................................        48,750

Distribution and Wholesale - 0%
         100    W.W. Grainger, Inc. .............................         4,739

Diversified Operations - 4.2%
         800    3M Co. ..........................................        68,024
         800    Cooper Industries, Ltd. - Class A ...............        46,344
         500    Crane Co. .......................................        15,370
         300    Danaher Corp. ...................................        27,525
         300    Dover Corp. .....................................        11,925
         300    Eaton Corp. .....................................        32,394
       6,300    General Electric Co. ............................       195,174
         400    Ingersoll-Rand Co. - Class A ....................        27,152
       1,700    Tyco International, Ltd. (New York Shares) ......        45,050

                                                                        468,958

Diversified Operations - Commercial Services - 0.5%
       2,300    Cendant Corp.* ..................................        51,221

E-Commerce/Services - 1.9%
       3,000    eBay, Inc.* .....................................       193,770
         800    Monster Worldwide, Inc.* ........................        17,568

                                                                        211,338

Electric - Integrated - 4.3%
         200    Ameren Corp. ....................................         9,200
         600    Cinergy Corp. ...................................        23,286
         100    Consolidated Edison, Inc. .......................         4,301
         900    Constellation Energy Group, Inc. ................        35,244
       2,500    Edison International ............................        54,825
       1,200    Entergy Corp. ...................................        68,556
         500    Exelon Corp. ....................................        33,180
         100    Firstenergy Corp. ...............................         3,520
         300    FLP Group, Inc. .................................        19,626
       3,200    PG&E Corp.* .....................................        88,864
         800    PPL Corp. .......................................        35,000
         500    Public Service Enterprise Group, Inc. ...........        21,900
       1,500    Southern Co. ....................................        45,375
         300    TXU Corp. .......................................         7,116
       2,400    Xcel Energy, Inc. ...............................        40,752

                                                                        490,745

Electronic Components - Miscellaneous - 0.2%
         500    Jabil Circuit, Inc.* ............................        14,150
         900    Sanmina Corp.* ..................................        11,349

                                                                         25,499

Electronic Components - Semiconductors - 2.1%
       2,300    Advanced Micro Devices, Inc.* ...................        34,270
       1,500    Altera Corp.* ...................................        34,050
         500    Broadcom Corp. - Class A* .......................        17,045
       1,800    Intel Corp. .....................................        57,960
       1,100    National Semiconductor Corp.* ...................        43,351
       1,500    PMC-Sierra, Inc.* ...............................        30,225
         200    QLogic Corp.* ...................................        10,320
         300    Texas Instruments, Inc. .........................         8,814
         100    Xilinx, Inc.* ...................................         3,874

                                                                        239,909

Electronic Forms - 0.3%
       1,000    Adobe Systems, Inc. .............................        39,300

Electronic Measuring Instruments - 0.1%
         200    Agilent Technologies, Inc.* .....................         5,848
         100    Tektronix, Inc. .................................         3,160

                                                                          9,008

Engineering - Research and Development Services - 0.2%
         600    Fluor Corp. .....................................        23,784

Engines - Internal Combustion - 0.2%
         500    Cummins, Inc. ...................................        24,470

Enterprise Software/Services - 1.1%
       3,500    Computer Associates International, Inc. .........        95,690
       2,500    Oracle Corp.* ...................................        33,000

                                                                        128,690

Entertainment Software - 0.4%
       1,000    Electronic Arts, Inc.* ..........................        47,780

Filtration and Separations Products - 0.3%
       1,200    Pall Corp. ......................................        32,196

Finance - Consumer Loans - 0.8%
       2,400    SLM Corp.                                                90,432

Finance - Credit Card - 1.5%
       1,800    American Express Co. ............................        86,814
         700    Capital One Financial Corp. .....................        42,903
         800    MBNA Corp. ......................................        19,880
       1,700    Providian Financial Corp.* ......................        19,788

                                                                        169,385

Finance - Investment Bankers/Brokers - 4.2%
         800    Bear Stearns Companies, Inc. ....................        63,960
       3,200    Citigroup, Inc. .................................       155,328
         400    Goldman Sachs Group, Inc. .......................        39,492
       2,000    J.P. Morgan Chase & Co. .........................        73,460
         500    Lehman Brothers Holdings, Inc. ..................        38,610
       1,100    Merrill Lynch & Company, Inc. ...................        64,515
         600    Morgan Stanley ..................................        34,722

                                                                        470,087

Finance - Mortgage Loan Banker - 1.2%
       1,666    Countrywide Financial Corp. .....................       126,366
         100    Fannie Mae ......................................         7,506

                                                                        133,872

Financial Guarantee Insurance - 0.1%
         200    MBIA, Inc. ......................................        11,846

Food - Confectionary - 0.2%
         100    Hershey Foods Corp. .............................         7,699
         200    Wm. Wrigley Jr. Company .........................        11,242

                                                                         18,941

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  87

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Food - Diversified - 0.2%
         200    General Mills, Inc. .............................$        9,060
         500    McCormick & Company, Inc. .......................        15,050

                                                                         24,110

Food - Flour and Grain - 0%
         200    Archer-Daniels-Midland Co. ......................         3,044

Food - Wholesale/Distribution - 0.4%
       1,000    Supervalu, Inc. .................................        28,590
         500    Sysco Corp. .....................................        18,615

                                                                         47,205

Forestry - 0%
         100    Plum Creek Timber Company, Inc. .................         3,045

Gas - Distribution - 0.7%
         100    Keyspan Corp. ...................................         3,680
         100    Nicor, Inc. .....................................         3,404
         300    Peoples Energy Corp. ............................        12,612
       1,900    Sempra Energy ...................................        57,114

                                                                         76,810

Gold Mining - 0.5%
       1,200    Newmont Mining Corp. ............................        58,332

Hotels and Motels - 0.5%
         900    Hilton Hotels Corp. .............................        15,417
         300    Marriott International, Inc. - Class A ..........        13,860
         800    Starwood Hotels & Resorts Worldwide, Inc. .......        28,776

                                                                         58,053

Identification Systems and Devices - 0.2%
       1,400    Symbol Technologies, Inc. .......................        23,646

Industrial Automation and Robotics - 0.5%
       1,700    Rockwell Automation, Inc. .......................        60,520

Industrial Gases - 0.2%
         700    Praxair, Inc. ...................................        26,740

Instruments - Controls - 0.1%
         500    Thermo Electron Corp.* ..........................        12,600

Instruments - Scientific - 0.3%
       1,400    Perkinelmer, Inc. ...............................        23,898
         300    Waters Corp.* ...................................         9,948

                                                                         33,846
Insurance Brokers - 0.4%
         100    Aon Corp. .......................................         2,394
         800    Marsh & McLennan Companies, Inc. ................        38,312

                                                                         40,706

Internet Security - 0.3%
         900    Symantec Corp.* .................................        31,185

Investment Management and Advisory Services - 0.6%
         500    Franklin Resources, Inc. ........................        26,030
       1,000    T. Rowe Price Group, Inc. .......................        47,410

                                                                         73,440

Leisure and Recreation Products - 0.1%
         500    Brunswick Corp. .................................        15,915

Life and Health Insurance - 0.5%
         800    AFLAC, Inc. .....................................        28,944
         500    Principal Financial Group, Inc. .................        16,535
         200    Torchmark Corp. .................................         9,108

                                                                         54,587

Machinery - Construction and Mining - 0.7%
       1,000    Caterpillar, Inc. ...............................        83,020

Machinery - Farm - 0.1%
         200    Deere & Co. .....................................        13,010

Medical - Biomedical and Genetic - 2.5%
       1,600    Amgen, Inc.* ....................................        98,880
         900    Chiron Corp.* ...................................        51,291
       2,100    Genzyme Corp.* ..................................       103,614
         800    MedImmune, Inc.* ................................        20,320
         200    Millipore Corp.* ................................         8,610

                                                                        282,715

Medical - Drugs - 3.4%
         100    Abbott Laboratories .............................         4,660
         100    Bristol-Myers Squibb Co. ........................         2,860
         500    Eli Lilly and Co. ...............................        35,165
       1,100    Forest Laboratories, Inc.* ......................        67,980
       2,000    Merck & Company, Inc. ...........................        92,400
       4,120    Pfizer, Inc. ....................................       145,560
         500    Wyeth ...........................................        21,225

                                                                        369,850

Medical - Generic Drugs - 0.4%
       1,100    Watson Pharmaceuticals, Inc.* ...................        50,600

Medical - HMO - 1.4%
       1,000    Aetna, Inc. .....................................        67,580
         100    Anthem, Inc.* ...................................         7,500
       1,500    Humana, Inc.* ...................................        34,275
         600    UnitedHealth Group, Inc. ........................        34,908
         100    WellPoint Health Networks, Inc.* ................         9,699

                                                                        153,962

Medical - Hospitals - 0%
         200    Health Management Associates, Inc.
                  - Class A .....................................         4,800

Medical - Nursing Homes - 0.3%
       1,000    Manor Care, Inc. ................................        34,570

Medical Information Systems - 0.1%
         600    IMS Health, Inc. ................................        14,916

Medical Instruments - 4.2%
       6,200    Boston Scientific Corp.* ........................       227,912
       1,400    Guidant Corp. ...................................        84,280
       1,000    Medtronic, Inc. .................................        48,610
       1,700    St. Jude Medical, Inc.* .........................       104,295

                                                                        465,097

Medical Products - 2.3%
         400    Becton, Dickinson and Co. .......................        16,456
         200    Biomet, Inc. ....................................         7,282
       1,300    Johnson & Johnson ...............................        67,158
       1,000    Stryker Corp. ...................................        85,010
       1,200    Zimmer Holdings, Inc.*                                   84,480

                                                                        260,386

Metal - Aluminum - 0.1%
         200    Alcoa, Inc. .....................................         7,600

Metal - Copper - 0.4%
         600    Phelps Dodge Corp.* .............................        45,654

Metal - Diversified - 0.7%
       1,900    Freeport-McMoran Copper & Gold, Inc.
                  - Class B .....................................        80,047

See Notes to Schedules of Investments and Financial Statements.


88  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================

Multi-Line Insurance - 1.1%
         200    Allstate Corp. ..................................$        8,604
         800    American International Group, Inc. ..............        53,024
         300    Metlife, Inc. ...................................        10,101
         300    Prudential Financial, Inc. ......................        12,531
       1,000    Safeco Corp. ....................................        38,930

                                                                        123,190

Multimedia - 0.3%
         300    Meredith Corp. ..................................        14,643
         100    Time Warner, Inc.* ..............................         1,799
         200    Viacom, Inc. - Class B ..........................         8,876
         200    Walt Disney Co. .................................         4,666

                                                                         29,984

Networking Products - 0.8%
       3,700    Cisco Systems, Inc.* ............................        89,873

Office Automation and Equipment - 0.2%
       1,700    Xerox Corp.* ....................................        23,460

Oil - Field Services - 1.1%
         200    BJ Services Co.* ................................         7,180
       4,500    Halliburton Co. .................................       117,000

                                                                        124,180

Oil and Gas Drilling - 0%
         100    Nabors Industries, Ltd.* ........................         4,150

Oil Companies - Exploration and Production - 1.2%
         920    Apache Corp. ....................................        74,612
       1,000    Burlington Resources, Inc. ......................        55,380
         200    Devon Energy Corp. ..............................        11,452

                                                                        141,444

Oil Companies - Integrated - 2.6%
         100    ChevronTexaco Corp. .............................         8,639
         300    ConocoPhillips ..................................        19,671
       4,100    Exxon Mobil Corp. ...............................       168,100
         900    Marathon Oil Corp. ..............................        29,781
       1,700    Occidental Petroleum Corp. ......................        71,808

                                                                        297,999

Oil Refining and Marketing - 0.3%
         700    Sunoco, Inc. ....................................        35,805

Optical Supplies - 0.7%
         700    Allergan, Inc. ..................................        53,767
         400    Bausch & Lomb, Inc. .............................        20,760

                                                                         74,527

Paper and Related Products - 0.5%
       1,000    Georgia-Pacific Corp. ...........................        30,670
       1,200    Louisiana-Pacific Corp.* ........................        21,456

                                                                         52,126

Pharmacy Services - 0.3%
       1,117    Medco Health Solutions, Inc.* ...................        37,967

Pipelines - 0.5%
         900    Kinder Morgan, Inc. .............................        53,190

Power Converters and Power Supply Equipment - 0.2%
         900    American Power Conversion Corp. .................        22,005

Printing - Commercial - 0%
         100    R.R. Donnelley & Sons Co. .......................         3,015

Property and Casualty Insurance - 1.2%
         100    Chubb Corp. .....................................         6,810
       1,500    Progressive Corp. ...............................       125,385
         100    St. Paul Companies, Inc. ........................         3,965
         200    Travelers Property Casualty Corp. - Class B .....         3,394

                                                                        139,554

Publishing - Newspapers - 0.9%
         400    Gannett Company, Inc. ...........................        35,664
         300    Knight-Ridder, Inc. .............................        23,211
         900    Tribune Co. .....................................        46,440

                                                                        105,315

Real Estate Investment Trusts (REIT) - Apartments - 0.2%
         100    Apartment Investment & Management Co.
                  - Class A .....................................         3,450
         700    Equity Residential ..............................        20,657

                                                                         24,107

Real Estate Investment Trusts (REIT) - Office Property - 0.1%
         200    Equity Office Properties Trust ..................         5,730

Real Estate Investment Trusts (REIT) - Regional Malls - 0.7%
       1,800    Simon Property Group, Inc. ......................        83,412

Real Estate Investment Trusts (REIT) - Warehouse
  and Industrial - 0.1%
         500    Prologis ........................................        16,045

Retail - Apparel and Shoe - 1.0%
       3,500    Gap, Inc. .......................................        81,235
         900    Nordstrom, Inc. .................................        30,870

                                                                        112,105
Retail - Auto Parts - 0.3%
         400    AutoZone, Inc.* .................................        34,084

Retail - Automobile - 0.3%
       2,000    Auto Nation, Inc.* ..............................        36,740

Retail - Bedding - 0.2%
         500    Bed Bath & Beyond, Inc.* ........................        21,675

Retail - Building Products - 0.6%
         500    Home Depot, Inc. ................................        17,745
         900    Lowe's Companies, Inc. ..........................        49,851

                                                                         67,596

Retail - Consumer Electronics - 0.9%
       1,700    Best Buy Company, Inc. ..........................        88,808
         900    Circuit City Stores, Inc. .......................         9,117
         300    RadioShack Corp. ................................         9,204

                                                                        107,129

Retail - Discount - 1.9%
       2,000    Dollar General Corp. ............................        41,980
       1,000    Family Dollar Stores, Inc. ......................        35,880
         300    Target Corp. ....................................        11,520
         300    TJX Companies, Inc. .............................         6,615
       2,200    Wal-Mart Stores, Inc. ...........................       116,710

                                                                        212,705

Retail - Drug Store - 0.1%
         200    CVS Corp. .......................................         7,224

Retail - Jewelry - 0.3%
         800    Tiffany & Co. ...................................        36,160

Retail - Major Department Stores - 0.4%
       1,000    Sears, Roebuck and Co. ..........................        45,490

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  89

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--------------------------------------------------------------------------------

JANUS ASPEN RISK-MANAGED LARGE CAP CORE PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Retail - Office Supplies - 0.3%
       1,300    Staples, Inc.* ..................................$       35,490

Retail - Regional Department Stores - 0.2%
         500    Federated Department Stores, Inc. ...............        23,565

Retail - Restaurants - 0.5%
       1,000    McDonald's Corp. ................................        24,830
         700    Starbucks Corp.* ................................        23,142
         100    Wendy's International, Inc. .....................         3,924
         300    Yum! Brands, Inc.* ..............................        10,320

                                                                         62,216

Savings/Loan/Thrifts - 1.0%
         800    Golden West Financial Corp. .....................        82,552
         900    Washington Mutual, Inc. .........................        36,108

                                                                        118,660

Schools - 1.1%
       1,900    Apollo Group, Inc. - Class A* ...................       129,200

Semiconductor Components/Integrated Circuits - 0.3%
         500    Analog Devices, Inc. ............................        22,825
         300    Linear Technology Corp. .........................        12,621

                                                                         35,446

Semiconductor Equipment - 0.2%
         300    Applied Materials, Inc.* ........................         6,735
         300    KLA-Tencor Corp.* ...............................        17,601

                                                                         24,336

Steel - Producers - 0.3%
         800    United States Steel Corp. .......................        28,016

Super-Regional Banks - 3.9%
       1,500    Bank of America Corp. ...........................       120,645
         800    Bank One Corp. ..................................        36,472
       1,200    FleetBoston Financial Corp. .....................        52,380
       1,200    Huntington Bancshares, Inc. .....................        27,000
         200    KeyCorp .........................................         5,864
         800    National City Corp. .............................        27,152
       1,700    U.S. Bancorp ....................................        50,626
       1,800    Wachovia Corp. ..................................        83,862
         700    Wells Fargo & Co. ...............................        41,223

                                                                        445,224

Telecommunication Equipment - 1.1%
       3,900    Avaya, Inc.* ....................................        50,466
       1,200    Comverse Technology, Inc.* ......................        21,108
       1,800    Scientific-Atlanta, Inc. ........................        49,140

                                                                        120,714

Telecommunication Equipment - Fiber Optics - 0.2%
       2,600    Corning, Inc.* ..................................        27,118

Telephone - Integrated - 1.1%
         100    ALLTEL Corp. ....................................         4,658
         100    BellSouth Corp. .................................         2,830
       1,400    Centurytel, Inc. ................................        45,668
       1,800    Citizens Communications Co.* ....................        22,356
         700    Sprint Corp. ....................................        11,494
       1,000    Verizon Communications, Inc. ....................        35,080

                                                                        122,086

Tobacco - 0.3%
         100    Altria Group, Inc. ..............................         5,442
         100    R.J. Reynolds Tobacco Holdings, Inc. ............         5,815
         600    UST, Inc. .......................................        21,414

                                                                         32,671

Toys - 0.4%
       1,900    Hasbro, Inc. ....................................        40,432

Transportation - Railroad - 0.1%
         100    Burlington Northern Santa Fe Corp. ..............         3,235
         100    Union Pacific Corp. .............................         6,948

                                                                         10,183

Transportation - Services - 1.6%
       1,400    FedEx Corp. .....................................        94,500
         400    Ryder System, Inc. ..............................        13,660
       1,000    United Parcel Service, Inc. - Class B ...........        74,550

                                                                        182,710

Web Portals/Internet Service Providers - 1.6%
       3,900    Yahoo!, Inc.* ...................................       176,163

Wireless Equipment - 0.2%
         200    Motorola, Inc. ..................................         2,814
         300    QUALCOMM, Inc. ..................................        16,179

                                                                         18,993
--------------------------------------------------------------------------------
Total Common Stock (cost $9,390,789) ............................    11,295,329
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.9%
                Federal Home Loan Bank System
    $100,000      0.65%, 1/2/04
                  (amortized cost $99,998) ......................        99,998
--------------------------------------------------------------------------------
Total Investments (total cost $9,490,787) - 100.5% ..............    11,395,327
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%..       (58,214)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   11,337,113
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                          % of Investment Securities         Market Value
--------------------------------------------------------------------------------
Bermuda                                                1.1%          $   122,696
Panama                                                 0.2%               27,811
United States++                                       98.7%           11,244,820
--------------------------------------------------------------------------------
Total                                                100.0%          $11,395,327

++Includes Short-Term Securities (97.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.


90  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

JANUS ASPEN FLEXIBLE INCOME PORTFOLIO (unaudited)

PORTFOLIO PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

Ronald Speaker
portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2003, the Portfolio gained 6.39% for its Institutional Shares and 6.17% for its Service Shares, while its benchmark, the Lehman Brothers Government/ Credit Index, gained 4.67%.(1) For the 12-month period ended December 31, 2003, the Portfolio's Institutional Shares earned a first-quartile position based on total return, ranking it 7th out of 34 variable annuity intermediate investment grade debt funds tracked by Lipper, Inc., a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

After outpacing stocks for three consecutive years, U.S. Treasury securities reversed course in 2003. However, the road was a bumpy one as Treasury yields fluctuated with the headline news and fortunes of the stock market. Time and again, investors fled Treasuries when better-than-expected economic reports lifted equities and pressured Treasury prices only to return when disappointing economic data and, early in the period, fears of a protracted military campaign in Iraq, caused them to abandon stocks and seek refuge in the Treasury market. As the conflict cooled in the spring, investors turned their full attention to the economy, where evidence of a rebound was mounting. Meanwhile, in a bid to support the nascent economic recovery, the Federal Reserve cut short-term interest rates twice during the fiscal year, the last time to a 45-year low of 1%. Central bankers also indicated they had the flexibility necessary to keep rates low for the foreseeable future, which further buoyed bond market sentiment. Many corporations took advantage of the low-interest-rate environment to refinance their debt, streamline their balance sheets and reduce their borrowing costs. This, together with Treasury yields that in June hit all-time lows, helped corporate bonds rally as investors sought better returns and greater upside beyond the Treasury market. Likewise, high-yield bonds showed renewed vigor, bolstered by a brighter economic outlook, improving corporate profits and a rejuvenated stock market. As the fiscal year came to a close, an economy on the mend and investors' increased appetite for risk favored corporate and high-yield bonds, while Treasury yields trended higher against the backdrop of an ailing U.S. dollar and expanding federal deficit.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?

In anticipation of a strengthening economy and higher interest rates, we maintained a shorter overall duration than our benchmark, the Lehman Brothers Government/Credit Index. This relatively conservative stance proved to be the right choice as Treasury yields rose at all but the shortest maturities along the yield curve in response to a steady improvement in economic fundamentals. Our exposure to corporate bonds also worked to our advantage as the strengthening economy put corporate borrowers in a better position to repay their debt. That allowed corporate spreads to tighten and also aided performance.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among our top contributors was British Sky Broadcasting. The company is the largest satellite TV provider in the U.K. and Ireland and has been rapidly growing its subscriber base. That has enabled it to begin generating substantial amounts of free cash flow that it has in turn used to reduce its balance sheet debt in pursuit of its stated goal of reaching investment-grade status. Elsewhere, cable television provider Comcast was also a top performer. The company issued a substantial amount of debt as part of its acquisition of AT&T Broadband, the cable operations of telephone giant AT&T, last November. Although the increased leverage caused the ratings agencies to place the company on watch for a possible downgrade, the integration of AT&T Broadband's systems has progressed seamlessly. Meanwhile, Comcast has continued to successfully grow its existing business while divesting non-core assets to pay down debt. The company was removed from credit watch and even received an upgrade from Moody's early in the year, allowing spreads to tighten and making Comcast a clear standout for us this year. Finally, Minneapolis-based utility Xcel Energy also performed well. The company had suffered from its involvement with merchant power producer NRG, an unfortunate investment that diverted management attention and forced Xcel to cut its dividend and raise capital from its unregulated subsidiaries. After successfully distancing itself from NRG, Xcel's management was able to focus on its core operations and bondholders became much more comfortable with the story. Our Xcel mortgage bonds rose sharply as Xcel put its problems behind it,


                                       Janus Aspen Series  December 31, 2003  91

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JANUS ASPEN FLEXIBLE INCOME PORTFOLIO (unaudited)

and we were confident enough in the company to purchase unsecured Xcel debt as the recovery progressed.

--------------------------------------------------------------------------------
TOP CONTRIBUTORS TO PERFORMANCE

  British Sky Broadcasting
  Comcast
  Xcel Energy
--------------------------------------------------------------------------------

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Major detractors from performance included our exposure to Treasuries and agency debt issued by the Federal Home Loan Mortgage Corporation, or Freddie Mac. These securities were substantial contributors early in the year but declined sharply between June and December as interest rates rose. Of course, the backup in rates was largely the result of the improved economic climate and more upbeat stock market environment, which encouraged investors to reallocate assets from lower-risk bonds into stocks. Meanwhile, we also suffered a setback in Coastal Corp., an oil and gas pipeline company and refiner. We invested in Coastal because of our belief that a restructuring program proposed by the company's founder and former CEO Oscar Wyatt would reinvigorate the company and cause its credit situation to improve. Shareholders rejected Mr. Wyatt and his proposal and the bonds declined sharply as a result. Although many of the initiatives suggested by Mr. Wyatt and his team have since been enacted by the existing management team, we exited the position. Finally, several individual corporate bonds within the portfolio were held during the period when rates rose most sharply, causing them to appear as big detractors from performance despite the fact that very little happened on the credit front to cause them to decline. Examples include Pitney-Bowes, a maker of office equipment and document management systems. We bought these bonds at the end of April and sold them in early August, a period that saw yields on the 10-year treasury note rise by more than 35 basis points.

--------------------------------------------------------------------------------
TOP DETRACTORS FROM PERFORMANCE

  Freddie Mac
  Coastal Corp.
  Pitney-Bowes
--------------------------------------------------------------------------------

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

The recovery in corporate bond spreads that has taken place over the last year is nothing short of incredible. While that may mean the easy money has already been made, investors able to make tough valuation decisions can still potentially prosper in such an environment. We believe seeing through uncertainty to uncover a security's true value is what we do best, and we will always populate the Portfolio with the best total return ideas we can find. Toward that end, we will continue to use our flexible mandate to its full advantage and expect our current preference for corporate bonds over lower-yielding alternatives such as Treasuries to continue in 2004.

                                  [LINE GRAPH]

INITIAL INVESTMENT OF $10,000

Janus Aspen Flexible Income Portfolio - Institutional Shares            $22,498
Lehman Brothers Government/Credit Index                                 $19,644

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Aspen Flexible Income Portfolio - Institutional Shares and the Lehman Brothers Government/Credit Index. Janus Aspen Flexible Income Portfolio - Institutional Shares is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through December 31, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Aspen Flexible Income Portfolio - Institutional Shares ($22,498) as compared to the Lehman Brothers Government/Credit Index ($19,644).

AVERAGE ANNUAL TOTAL RETURN - for the periods ended December 31, 2003
--------------------------------------------------------------------------------
                                          One      Five      Ten          Since
                                         Year      Year      Year     Inception*
--------------------------------------------------------------------------------
Janus Aspen Flexible Income
Portfolio - Institutional Shares         6.39%     6.45%     8.37%         8.19%
--------------------------------------------------------------------------------
Janus Aspen Flexible Income
Portfolio - Service Shares               6.17%     6.19%     8.18%         8.01%
--------------------------------------------------------------------------------
Lehman Brothers Government/
Credit Index                             4.67%     6.66%     6.98%         6.78%
--------------------------------------------------------------------------------


92  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

(unaudited)

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek maximum total return, consistent with preservation of capital primarily through investments in a wide variety of income-producing securities. Such securities may include corporate bonds and notes, government securities and preferred stock.

PORTFOLIO ASSET MIX - (% of Net Assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]

Preferred Stock -- 0.5%
Net Cash and Cash Equivalents -- 1.9%
Foreign Dollar/Non-Dollar Bonds -- 7.0%
U.S. Government Agencies -- 10.5%
U.S. Treasury Notes/Bonds -- 19.3%
Corporate Bonds -- Domestic -- 60.8%

PORTFOLIO PROFILE
--------------------------------------------------------------------------------
                                           December 31, 2003   December 31, 2002

Weighted Average Maturity                           7.3 Yrs.            7.8 Yrs.
Average Modified Duration**                         5.2 Yrs.            5.4 Yrs.
30-Day Current Yield***
  Institutional Shares                                 3.85%               4.09%
  Service Shares                                       3.58%               3.82%
Weighted Average Fixed Income
  Credit Rating                                            A                   A
Number of Bonds/Notes                                    246                 173

                                  [BAR CHART]

TOP INDUSTRIES - (% OF NET ASSETS)
--------------------------------------------------------------------------------
                                                            Janus Aspen Flexible
                                                                Income Portfolio

Electric -- Integrated                                                      6.7%
Cable Television                                                            3.9%
Multimedia                                                                  2.7%
Finance -- Auto Loans                                                       2.6%
Television                                                                  2.3%
Food -- Diversified                                                         2.3%
Property and Casualty Insurance                                             2.1%
Medical -- Hospitals                                                        1.9%
Oil Companies -- Integrated                                                 1.9%
Life and Health Insurance                                                   1.8%

--------------------------------------------------------------------------------
(1) All returns include reinvested dividends and capital gains. See Notes to Schedules of Investments for index definitions.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Flexible Income Portfolio - Institutional Shares 6th out of 18, and 1st out of 8 variable annuity intermediate investment grade debt funds for the 5- and 10-year periods, respectively.

*The Portfolio's inception date - September 13, 1993.

**A theoretical measure of price volatility.

***Yield will fluctuate.

See "Explanations of Charts, Tables and Financial Statements."

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.


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SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 66.4%
Aerospace and Defense - 0.7%
  $4,000,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 ............................$    4,262,704
Agricultural Operations - 0.1%
     675,000    Bunge Limited Finance Corp., 4.375%
                  notes, due 12/15/08 (144A) ....................       678,984

Airlines - 0.2%
                Continental Airlines, Inc.:
     709,940      6.80%, pass thru certificates, due 7/2/07 .....       678,712
     300,000      7.875%, pass thru certificates, due 7/2/18 ....       301,761

                                                                        980,473

Automotive - Cars and Light Trucks - 0.2%
   1,125,000    General Motors Corp., 7.125%
                  senior notes, due 7/15/13 .....................     1,233,754

Beverages - Non-Alcoholic - 1.0%
                Coca-Cola Enterprises, Inc.:
   3,700,000      4.375%, notes, due 9/15/09 ....................     3,800,081
   1,850,000      7.125%, debentures, due 8/1/17 ................     2,183,561

                                                                      5,983,642

Beverages - Wine and Spirits - 0.3%
   1,900,000    Brown-Forman Corp., 2.125%
                  notes, due 3/15/06 ............................     1,894,709

Brewery - 1.1%
   1,275,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 .......................     1,308,941
   3,045,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 .........     3,317,097
   1,250,000    Miller Brewing Co., 5.50%
                  notes, due 8/15/13 (144A) .....................     1,277,054
   750,000      SABMiller PLC, 6.625%
                  bonds, due 8/15/33 (144A) .....................       792,913

                                                                      6,696,005

Broadcast Services and Programming - 0.1%
     425,000    Clear Channel Communications, Inc., 6.00%
                  senior notes, due 11/1/06 .....................       459,382

Building - Residential and Commercial - 0.3%
     875,000    K. Hovnanian Enterprises, Inc., 6.50%
                  company guaranteed notes, due 1/15/14 .........       871,719
     875,000    Toll Brothers, Inc., 6.875%
                  company guaranteed notes, due 11/15/12 ........       964,844

                                                                      1,836,563

Building Products - Cement and Aggregate - 0.2%
   1,300,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 .........     1,293,999

Building - Mobile Home and Manufactured Homes - 0%
      80,000    Fleetwood Enterprises, Inc., 5.00%
                  subordinated convertible debentures
                  due 12/15/23 (144A)ss. ........................        92,900

Cable Television - 3.9%
  $3,500,000    Comcast Cable Communications, Inc.
                  6.375%, senior notes, due 1/30/06 .............     3,767,917

                Comcast Corp.:
   2,300,000      5.85%, company guaranteed notes
                  due 1/15/10 ...................................     2,455,742
   3,250,000      5.50%, company guaranteed notes
                  due 3/15/11 ...................................     3,378,122
                Cox Communications, Inc.:
   4,000,000      6.875%, notes, due 6/15/05 ....................     4,277,795
     375,000      7.125%, notes, due 10/1/12 ....................       432,530
                EchoStar DBS Corp.:
   1,500,000      5.75%, senior notes, due 10/1/08 (144A) .......     1,516,875
   1,625,000      9.125%, senior notes, due 1/15/09 .............     1,817,969
   1,400,000    Rogers Cable, Inc., 6.25%
                  secured notes, due 6/15/13 ....................     1,410,500
   2,650,000    TCI Communications, Inc., 7.875%
                  debentures, due 8/1/13 ........................     3,136,797
     800,000    Telenet Communications N.V., 9.00%
                  senior notes, due 12/15/13** ..................     1,039,354
     925,000    Telenet Group Holdings N.V., 0%
                  senior notes, due 6/15/14 (144A)(omega) .......       582,750

                                                                     23,816,351

Cellular Telecommunications - 0.4%
                Nextel Communications, Inc.:
   1,575,000      9.375%, senior notes, due 11/15/09 ............     1,716,750
     750,000      7.375%, senior notes, due 8/1/15 ..............       806,250

                                                                      2,523,000

Chemicals - Specialty - 0.1%
     750,000    Nalco Chemical Co., 7.75%
                  senior notes, due 11/15/11 (144A) .............       802,500

Commercial Banks - 1.1%
     625,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 ................       626,760
     698,000    Hudson United Bancorp, 8.20%
                  subordinated debentures, due 9/15/06 ..........       764,845
   1,925,000    Sovereign Bank, 5.125%
                  subordinated notes, due 3/15/13 ...............     1,911,217
                Zions Bancorporation:
   1,650,000      2.70%, senior notes, due 5/1/06 ...............     1,658,064
   1,475,000      6.00%, subordinated notes, due 9/15/15 ........     1,546,542

                                                                      6,507,428

Commercial Services - 1.0%
                ARAMARK Services, Inc.:
   1,830,000      7.00%, company guaranteed notes
                  due 5/1/07 ....................................     2,012,118
   1,475,000      6.375%, company guaranteed notes
                  due 2/15/08 ...................................     1,573,613
   2,425,000    PHH Corp., 6.00%
                  notes, due 3/1/08 .............................     2,609,212

                                                                      6,194,943

See Notes to Schedules of Investments and Financial Statements.


94  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Computers - 1.2%
  $1,350,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ............................$    1,356,750
                IBM Corp.:
   2,975,000      2.375%, notes, due 11/1/06 ....................     2,969,008
     725,000      4.25%, notes, due 9/15/09 .....................       743,749
   2,150,000      5.875%, debentures, due 11/29/32 ..............     2,163,293

                                                                      7,232,800

Consumer Products - Miscellaneous - 1.1%
                Dial Corp.:
   3,850,000      7.00%, senior notes, due 8/15/06 ..............     4,260,649
   2,000,000      6.50%, senior notes, due 9/15/08 ..............     2,237,206

                                                                      6,497,855

Containers - Metal and Glass - 1.0%
   1,575,000    Ball Corp., 6.875%
                  company guaranteed notes, due 12/15/12 ........     1,645,875

                Owens-Brockway Glass Container, Inc.:
   1,265,000      8.875%, company guaranteed notes
                  due 2/15/09 ...................................     1,386,756
     775,000      7.75%, company guaranteed notes
                  due 5/15/11 ...................................       832,156
   1,250,000      8.75%, secured notes, due 11/15/12 ............     1,392,188
     900,000    Owens-Illinois, Inc., 7.15%
                  senior notes, due 5/15/05 .....................       930,375

                                                                      6,187,350

Containers - Paper and Plastic - 0.5%
                Sealed Air Corp.:
   2,000,000      5.375%, senior notes, due 4/15/08 (144A) ......     2,111,778
   1,125,000      6.875%, bonds, due 7/15/33 (144A) .............     1,190,807

                                                                      3,302,585

Cosmetics and Toiletries - 0.8%
   1,860,000    Gillette Co., 4.125%
                  senior notes, due 8/30/07(omega) ..............     1,927,695
   2,875,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 ............................     3,043,457

                                                                      4,971,152

Data Processing and Management - 0.2%
   1,125,000    Fiserv, Inc., 4.00%
                  notes, due 4/15/08 ............................     1,119,701

Diversified Financial Services - 1.3%
                General Electric Capital Corp.:
   5,500,000      2.85%, notes, due 1/30/06 .....................     5,578,661
   1,925,000      6.00%, notes, due 6/15/12 .....................     2,087,572

                                                                      7,666,233

Diversified Operations - 1.6%
   1,500,000    Hutchison Whampoa International, Ltd.
                  5.45%, company guaranteed notes
                  due 11/24/10 (144A) ...........................     1,521,461
                Tyco International Group S.A.:
   3,300,000      5.80%, company guaranteed notes
                  due 8/1/06** ..................................     3,489,750
   1,525,000      6.375%, company guaranteed notes
                  due 10/15/11** ................................     1,629,844
   2,800,000      6.00%, senior notes
                  due 11/15/13 (144A)** .........................     2,884,000

                                                                      9,525,055

Diversified Operations - Commercial Services - 0.6%
                Cendant Corp.:
     980,000      6.875%, notes, due 8/15/06 ....................     1,075,199
   2,425,000      6.25%, notes, due 3/15/10 .....................     2,637,045

                                                                      3,712,244

E-Commerce/Services - 0.4%
   2,500,000    InterActiveCorp, 7.00%
                  notes, due 1/15/13 ............................     2,756,445

Electric - Integrated - 6.7%
     710,000    AmerenEnergy Generating Co., 7.95%
                  senior notes, due 6/1/32 ......................       855,297
   3,550,000    Centerpoint Energy Houston Electric LLC
                  5.875%, notes, due 6/1/08 (144A) ..............     3,698,222
   3,000,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ........................     3,077,397
                CMS Energy Corp.:
   1,400,000      7.625%, senior notes, due 11/15/04 ............     1,442,000
   1,500,000      7.50%, senior notes, due 1/15/09 ..............     1,545,000
   1,450,000      7.75%, senior notes, due 8/1/10 (144A) ........     1,524,313
                Dominion Resources, Inc.:
   1,350,000      5.125%, senior notes, due 12/15/09 ............     1,409,111
   2,450,000      5.00%, senior notes, due 3/15/13 ..............     2,438,585
   2,775,000    MidAmerican Energy Holdings Co., 3.50%
                  senior notes, due 5/15/08 .....................     2,728,172
   1,125,000    Northern States Power Co., 2.875%
                  first mortgage notes, due 8/1/06 ..............     1,129,259
                Public Service Company of Colorado:
     325,000      6.875%, senior notes, due 7/15/09 .............       365,501
   2,750,000      7.875%, collateralized trust notes
                  due 10/1/12 ...................................     3,337,670
     775,000      4.875%, collateralized trust notes
                  due 3/1/13 ....................................       774,666
   1,225,000    Public Service Enterprise Group, Inc., 5.50%
                  company guaranteed notes, due 12/1/15 .........     1,226,732
   1,100,000    Southern California Edison Co., 7.625%
                  notes, due 1/15/10 ............................     1,265,000
   1,675,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 .....................     1,775,009
   2,350,000    TXU Australia Holdings Partnership L.P.
                  6.15%, notes, due 11/15/13 (144A) .............     2,395,198
                TXU Corp.:
   3,450,000      6.375%, senior notes, due 6/15/06 .............     3,648,374
   3,000,000      6.375%, notes, due 1/1/08 .....................     3,157,500
   1,650,000    TXU Energy Co., 7.00%
                  senior notes, due 3/15/13 .....................     1,824,893
   1,200,000    Xcel Energy, 3.40%
                  senior notes, due 7/1/08 ......................     1,171,891

                                                                     40,789,790

Electronic Components - Miscellaneous - 0.1%
     750,000    Jabil Circuit, Inc., 5.875%
                  senior notes, due 7/15/10 .....................       782,303

Electronic Components - Semiconductors - 0.1%
     435,000    Amkor Technology, Inc., 10.50%
                  senior subordinated notes, due 5/1/09 .........       464,363

Fiduciary Banks - 0.7%
   2,325,000    Bank of New York Company, Inc., 2.20%
                  senior notes, due 5/12/06 .....................     2,331,224

   2,100,000    Mellon Funding Corp., 5.00%
                  company guaranteed notes, due 12/1/14 .........     2,105,296

                                                                      4,436,520

See Notes to Schedules of Investments and Financial Statements.


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SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Finance - Auto Loans - 2.6%
                Ford Motor Credit Co.:
  $5,500,000      5.75%, senior notes, due 2/23/04 ..............$    5,532,955
     800,000      5.625%, notes, due 10/1/08 ....................       821,274
     875,000      7.00%, notes, due 10/1/13 .....................       922,844
                General Motors Acceptance Corp.:
   5,500,000      4.50%, notes, due 7/15/06 .....................     5,658,196
   1,875,000      5.85%, senior unsubordinated notes
                  due 1/14/09 ...................................     1,985,593
   950,000        6.875%, notes, due 9/15/11 ....................     1,023,271

                                                                     15,944,133

Finance - Commercial - 0.5%
   3,000,000    Caterpillar Financial Services Corp., 2.35%
                  notes, due 9/15/06 ............................     2,984,265

Finance - Consumer Loans - 1.3%
                Household Finance Corp.:
   1,600,000      3.375%, notes, due 2/21/06 ....................     1,636,482
     975,000      4.625%, notes, due 1/15/08 ....................     1,013,539

                SLM Corp.:
   3,250,000      3.95%, notes, due 8/15/08 .....................     3,282,142
   1,825,000      5.05%, notes, due 11/14/14 ....................     1,803,147

                                                                      7,735,310

Finance - Credit Card - 0.3%
   1,800,000    Capital One Bank, 5.75%
                  notes, due 9/15/10 ............................     1,904,094

Finance - Investment Bankers/Brokers - 0.4%
   2,375,000    Citigroup, Inc., 4.875%
                  subordinated notes, due 5/7/15 ................     2,320,216

Food - Dairy Products - 0.7%
                Dean Foods Co.:
   3,410,000      6.625%, senior notes, due 5/15/09 .............     3,580,500
     625,000      6.90%, senior notes, due 10/15/17 .............       646,875

                                                                      4,227,375

Food - Diversified - 2.3%
                Del Monte Corp.:
     425,000      9.25%, company guaranteed notes
                  due 5/15/11 ...................................       469,625
     935,000      8.625%, senior subordinated notes
                  due 12/15/12(omega) ...........................     1,023,825
                General Mills, Inc.:
   1,775,000      5.125%, notes, due 2/15/07 ....................     1,885,506
   2,650,000      3.875%, notes, due 11/30/07 ...................     2,683,490
   1,675,000      6.00%, notes, due 2/15/12 .....................     1,791,191
                Kellogg Co.:
   1,725,000      6.00%, notes, due 4/1/06 ......................     1,848,407
   2,150,000      2.875%, senior notes, due 6/1/08 ..............     2,075,950
   1,750,000      6.60%, notes, due 4/1/11 ......................     1,961,211

                                                                     13,739,205

Food - Retail - 0.6%
     500,000    Dominos, Inc., 8.25%
                  senior subordinated notes
                  due 7/1/11 (144A) .............................       535,625
   2,225,000    Safeway, Inc., 6.15%
                  notes, due 3/1/06 .............................     2,380,728
   725,000      Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 .....................       763,969

                                                                      3,680,322

Foreign Government - 0.2%
                United Mexican States:
     625,000      4.625%, notes, due 10/8/08 ....................       632,813
     650,000      8.00%, notes, due 9/24/22 .....................       711,100

                                                                      1,343,913

Funeral Services and Related Items - 0.2%
   1,225,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 ...........................     1,249,500

Gas - Distribution - 0.3%
   1,750,000    Southwest Gas Corp., 7.625%
                  senior notes, due 5/15/12 .....................     1,989,519

Home Decoration Products - 0.1%
     675,000    Newell Rubbermaid, Inc., 4.00%
                  notes, due 5/1/10 .............................       653,102

Hotels and Motels - 0.7%
   4,000,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 ....................     4,200,000

Investment Management and Advisory Service - 0.2%
   1,550,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 ............................     1,541,590

Leisure, Recreation and Gaming - 0.3%
   1,550,000    Hard Rock Hotel, Inc., 8.875%
                  notes, due 6/1/13 (144A) ......................     1,650,750

Life and Health Insurance - 1.8%
   3,000,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) ......................     2,992,500
   1,675,000    Nationwide Financial Services, Inc., 5.625%
                  notes, due 2/13/15 ............................     1,726,382
   1,100,000    Provident Companies, Inc., 6.375%
                  senior notes, due 7/15/05 .....................     1,149,040
   4,750,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 .....................     5,175,268

                                                                     11,043,190

Linen Supply and Related Items - 0.2%
     985,000    Cintas Corp., 6.00%
                  company guaranteed notes, due 6/1/12 ..........     1,067,310

Machine Tools and Related Products - 0.5%
   3,000,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .....................     3,181,977

Medical - HMO - 1.6%
                UnitedHealth Group, Inc.:
   2,900,000      5.20%, notes, due 1/17/07 .....................     3,103,235
   2,025,000      3.30%, senior notes, due 1/30/08 ..............     2,015,689
   1,600,000      4.875%, notes, due 4/1/13 .....................     1,611,128
   3,000,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ............................     3,270,963

                                                                     10,001,015

Medical - Hospitals - 1.9%
                HCA, Inc.:
   5,000,000      6.91%, notes, due 6/15/05 .....................     5,266,850
     350,000      5.25%, notes, due 11/6/08 .....................       356,698
   2,500,000      6.95%, senior notes, due 5/1/12 ...............     2,680,530
   3,450,000      6.25%, notes, due 2/15/13 .....................     3,531,444

                                                                     11,835,522

Medical - Nursing Homes - 0.4%
   2,200,000    Manor Care, Inc., 6.25%
                  company guaranteed notes, due 5/1/13 ..........     2,318,250

See Notes to Schedules of Investments and Financial Statements.


96  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical Labs and Testing Services - 1.0%
                Quest Diagnostics, Inc.:
  $4,000,000      6.75%, company guaranteed notes
                  due 7/12/06 ...................................$    4,371,360
   1,250,000      7.50%, company guaranteed notes
                  due 7/12/11 ...................................     1,453,815

                                                                      5,825,175

Medical Products - 0.2%
   300,000      Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ...................................       324,000
   875,000      Mallinckrodt, Inc., 6.75%
                  notes, due 9/15/05 ............................       920,938

                                                                      1,244,938

Metal - Diversified - 0.5%
   2,525,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 .............     2,910,063

Metal Processors and Fabricators - 0.3%
   1,850,000    Precision Castparts Corp., 5.60%
                  notes, due 12/15/13 (144A) ....................     1,861,094

Motorcycle and Motor Scooter Manufacturing - 0.2%
   1,325,000    Harley-Davidson, Inc., 3.625%
                  notes, due 12/15/08 (144A) ....................     1,321,661

Multi-Line Insurance - 0.2%
     800,000    Farmers Insurance Exchange, 8.625%
                  notes, due 5/1/24 (144A) ......................       848,000
     675,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04 (144A) ...............       689,216

                                                                      1,537,216

Multimedia - 2.7%
                Belo Corp.:
   1,875,000      7.125%, senior notes, due 6/1/07 ..............     2,096,916
     925,000      8.00%, senior unsubordinated notes
                  due 11/1/08 ...................................     1,079,470
   1,265,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .........     1,391,500
   3,000,000    News America, Inc., 6.625%
                  senior notes, due 1/9/08 ......................     3,336,729
                Time Warner, Inc.:
   3,000,000      5.625%, company guaranteed notes
                  due 5/1/05 ....................................     3,140,379
   3,000,000      6.875%, company guaranteed notes
                  due 5/1/12 ....................................     3,375,914
   1,725,000    Viacom, Inc., 6.40%
                  company guaranteed notes, due 1/30/06 .........     1,862,726

                                                                     16,283,634

Mutual Insurance - 1.1%
                Liberty Mutual Insurance:
   1,750,000      8.50%, notes, due 5/15/25 (144A) ..............     1,871,748
   1,950,000      7.875%, notes, due 10/15/26 (144A) ............     1,970,720
   1,325,000    Nationwide Mutual Insurance Co., 7.50%
                  notes, due 2/15/24 (144A) .....................     1,360,673
   1,250,000    New York Life Insurance Co., 5.875%
                  notes, due 5/15/33 (144A) .....................     1,242,348

                                                                      6,445,489

Networking Products - 0%
     996,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03 (144A)(omega),
                  (delta),(sigma),ss. ...........................             0

Non-Hazardous Waste Disposal - 1.3%
     765,000    Allied Waste North America, Inc., 10.00%
                  company guaranteed notes, due 8/1/09 ..........       826,200

                Waste Management, Inc.:
   2,950,000      7.00%, senior notes, due 10/1/04 ..............     3,052,884
   3,250,000      7.375%, senior notes, due 8/1/10 ..............     3,755,473

                                                                      7,634,557

Oil - Field Services - 0.2%
   1,050,000    Halliburton Co., 5.50%
                  notes, due 10/15/10 (144A) ....................     1,098,108

Oil and Gas Drilling - 0%
     250,000    Westport Resources Corp., 8.25%
                  company guaranteed notes
                  due 11/1/11 (144A) ............................       275,000

Oil Companies - Exploration and Production - 1.0%
   2,425,000    Devon Energy Corp., 2.75%
                  senior notes, due 8/1/06 ......................     2,426,127
                Magnum Hunter Resources, Inc.:
     795,000      9.60%, company guaranteed notes
                  due 3/15/12 ...................................       902,325
     150,000      1.17%, senior notes, 12/15/23 (144A)(omega)           163,313
                Pemex Project Funding Master Trust:
   1,750,000      6.125%, company guaranteed notes
                  due 8/15/08 ...................................     1,837,500
     450,000      8.625%, company guaranteed notes
                  due 2/1/22(omega) .............................       498,375

                                                                      5,827,640

Oil Companies - Integrated - 1.9%
   3,775,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 .........     3,844,747
   4,080,000    Conoco Funding Co., 5.45%
                  company guaranteed notes, due 10/15/06 ........     4,377,415
                Occidental Petroleum Corp.:
   1,950,000      5.875%, senior notes, due 1/15/07 .............     2,115,508
   1,095,000      4.25%, notes, due 3/15/10 .....................     1,101,866

                                                                     11,439,536

Paper and Related Products - 0.1%
     300,000    Boise Cascade Corp., 6.50%
                  senior notes, due 11/1/10 .....................       312,948

Pharmacy Services - 0.4%
   2,250,000    Medco Health Solutions, Inc., 7.25%
                senior notes, due 8/15/13 .......................     2,454,638

Pipelines - 1.1%
     825,000    Centerpoint Energy Resources Corp., 6.50%
                  debentures, due 2/1/08 ........................       883,801
     680,000    Gulfterra Energy Partners L.P., 8.50%
                  company guaranteed notes, due 6/1/10 ..........       771,800
   1,550,000    Kaneb Pipe Line Operating Partnership L.P.
                   5.875%, senior notes, due 6/1/13 .............     1,589,503
   1,505,825    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A)(omega) .....................     1,498,567
   1,400,000    Panhandle Eastern Pipe Line Co., 4.80%
                  notes, due 8/15/08 (144A) .....................     1,442,496
     375,000    Plains All American Pipeline L.P., 5.625%
                  senior notes, due 12/15/13 (144A) .............       378,281

                                                                      6,564,448

See Notes to Schedules of Investments and Financial Statements.


                                       Janus Aspen Series  December 31, 2003  97

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JANUS ASPEN FLEXIBLE INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Property and Casualty Insurance - 2.1%
     425,000    21st Century Insurance Group, 5.90%
                  bonds, due 12/15/13 ...........................$      427,564
      25,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .........        28,000
   3,250,000    Fund American Companies, Inc., 5.875%
                   notes, due 5/15/13 ...........................     3,289,397
   3,000,000    Markel Corp., 6.80%
                  notes, due 2/15/13 ............................     3,163,488
     875,000    Progressive Corp., 6.25%
                  senior notes, due 12/1/32 .....................       913,434
   1,975,000    Travelers Property Casualty Corp., 5.00%
                  senior notes, due 3/15/13 .....................     1,976,298
   3,000,000    W. R. Berkley Corp., 5.875%
                  senior notes, due 2/15/13 .....................     3,063,921

                                                                     12,862,102

Publishing - Periodicals - 0.6%
                Dex Media East LLC:
     450,000      9.875%, company guaranteed notes
                  due 11/15/09 ..................................       515,250
   1,050,000      12.125%, company guaranteed notes
                  due 11/15/12 ..................................     1,291,500
   1,150,000    Dex Media West LLC, 9.875%
                  senior subordinated notes
                  due 8/15/13 (144A) ............................     1,336,875
     475,000    Dex Media, Inc., 8.00%
                  notes, due 11/15/13 (144A) ....................       498,750

                                                                      3,642,375

Radio - 0.3%
   1,550,000    XM Satellite Radio Holdings, Inc., 12.00%
                  secured notes, due 6/15/10 ....................     1,751,500

Reinsurance - 0.2%
   1,175,000    Berkshire Hathaway, Inc., 4.625%
                  notes, due 10/15/13 (144A) ....................     1,155,266

Retail - Apparel and Shoe - 0.1%
     750,000    Gap, Inc., 6.90%
                  notes, due 9/15/07 ............................       827,813

Retail - Discount - 1.1%
                Wal-Mart Stores, Inc.:
   4,000,000      6.875%, senior notes, due 8/10/09 .............     4,608,196
   1,950,000      4.55%, notes, due 5/1/13 ......................     1,926,081

                                                                      6,534,277

Retail - Drug Store - 0.1%
                Rite Aid Corp.:
     300,000      7.625%, senior notes, due 4/15/05 .............       304,500
     300,000      7.125%, notes, due 1/15/07 ....................       306,000

                                                                        610,500

Retail - Major Department Stores - 0.3%
   1,000,000    J.C. Penney Company, Inc., 6.00%
                  debentures, due 5/1/06 ........................     1,010,000
     775,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 ........       860,250

                                                                      1,870,250

Retail - Restaurants - 0.1%
     335,000    Yum! Brands, Inc., 7.70%
                  senior notes, due 7/1/12 ......................       385,669

Savings/Loan/Thrifts - 0.6%
     800,000    Chevy Chase Bank FSB, 6.875%
                  subordinated notes, due 12/1/13 ...............       820,000
     425,000    Sovereign Capital Trust I, 9.00%
                  company guaranteed notes, due 4/1/27 ..........       467,908
   1,700,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ...............     1,755,462
     500,000    Webster Capital Trust II, 10.00%
                  company guaranteed notes, due 4/1/27 ..........       602,732

                                                                      3,646,102

Shipbuilding - 0.3%
   1,550,000    Ship Finance International, Ltd., 8.50%
                  senior notes, due 12/15/13 (144A) .............     1,534,500

Specified Purpose Acquisition Company - 0.4%
   2,300,000    OneAmerica Financial Partners, 7.00%
                  bonds, due 10/15/33 (144A) ....................     2,276,862

Super-Regional Banks - 0.4%
   2,475,000    U.S. Bancorp, 2.75%
                  senior notes, due 3/30/06 .....................     2,505,482

Telephone - Integrated - 0.2%
     925,000    Deutsche Telekom International Finance
                  B.V., 3.875%, company guaranteed notes
                  due 7/22/08** .................................       928,049

Television - 2.3%
                British Sky Broadcasting Group PLC:
   1,775,000      7.30%, company guaranteed notes
                  due 10/15/06 ..................................     1,976,407
   8,000,000      6.875%, company guaranteed notes
                  due 2/23/09 ...................................     8,979,936
                Univision Communications, Inc.:
     925,000      3.50%, senior notes, due 10/15/07 .............       929,742
   2,325,000      3.875%, senior notes, due 10/15/08 ............     2,300,422

                                                                     14,186,507

Theaters - 0.3%
   1,500,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .........     1,668,750

Transportation - Railroad - 0.2%
     925,000    CSX Corp., 4.875%
                  notes, due 11/1/09 ............................       956,293

Veterinary Diagnostics - 0.1%
     820,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 .........       910,200

Wireless Equipment - 0.4%
   1,025,000    American Tower Corp., 9.375%
                  senior notes, due 2/1/091,091,625
   1,500,000    Crown Castle International Corp., 10.375%
                  senior discount notes, due 5/15/11(omega) .....     1,545,000

                                                                      2,636,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $384,824,381) .......................   403,237,558
--------------------------------------------------------------------------------
Foreign Bonds - 1.4%
Automotive - Truck Parts and Equipment - Original - 0.3%
EUR1,300,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13** ...................     1,869,324

Drug Delivery Systems - 0.2%
EUR  900,000    Fresenius Finance B.V., 7.75%
                  company guaranteed notes
                  due 4/30/09 (144A)** ..........................     1,226,034

See Notes to Schedules of Investments and Financial Statements.


98  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Foreign Government - 0.4%
EUR1,725,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** ...........................$    2,302,896

Venture Capital - 0.5%
EUR2,225,000    Valentia Telecommunications, Ltd., 7.25%
                  company guaranteed notes, due 8/15/13** .......     3,016,997
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $7,003,139) ...........................     8,415,251
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Automotive - Cars and Light Trucks - 0%
       7,875    General Motors Corp., Series C
                  convertible, 6.25% ............................       254,126

Finance - Other Services - 0.2%
      15,350    Chevy Chase Preferred Capital Corp.
                  Series A, convertible, 10.375% ................       921,000

Real Estate Investment Trusts (REITS) -
Shopping Centers - 0.1%
      13,900    Saul Centers, Inc., 8.00% .......................       368,350

Savings/Loan/Thrifts - 0.2%
      51,025    Chevy Chase Bank, 8.00% .........................     1,464,417
--------------------------------------------------------------------------------
Total Preferred Stock (cost $2,757,590) .........................     3,007,893
--------------------------------------------------------------------------------
Warrants - 0%
Telephone - Integrated - 0%
         224    Versatel Telecom B.V. - expires 5/15/08*,(beta),
                  (sigma)(cost $0) ..............................             0
--------------------------------------------------------------------------------
U.S. Government Agencies - 10.5%
                Fannie Mae:
$ 24,385,000      2.875%, due 10/15/05# .........................    24,836,049
   3,545,000      3.25%, due 11/15/07# ..........................     3,567,447
   5,205,000      5.25%, due 1/15/09# ...........................     5,601,840
  16,025,000      6.25%, due 2/1/11 .............................    17,714,900
   2,385,000      6.00%, due 5/15/11 ............................     2,643,391
   1,645,000      6.125%, due 3/15/12 ...........................     1,832,160
     420,000      3.375%, due 9/15/12# ..........................       415,530
   2,400,000      4.625%, due 5/1/13# ...........................     2,335,714
   4,260,000      6.625%, due 11/15/30 ..........................     4,843,134
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $61,785,986) ...............    63,790,165
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 19.3%
                U.S. Treasury Notes/Bonds:
   3,825,000      1.625%, due 9/30/05# ..........................     3,823,504
   1,725,000      5.75%, due 11/15/05# ..........................     1,852,084
   9,870,000      2.625%, due 11/15/06# .........................     9,957,132
  12,315,000      4.375%, due 5/15/07# ..........................    13,040,908
  14,555,000      3.375%, due 11/15/08# .........................    14,670,421
   1,128,090      3.875%, due 1/15/09#,(pi) .....................     1,273,851
   2,385,000      5.75%, due 8/15/10# ...........................     2,674,181
  11,400,877      3.00%, due 7/15/12#,(pi) ......................    12,428,666
  12,355,000      4.25%, due 11/15/13# ..........................    12,341,484
   6,690,000      7.25%, due 5/15/16# ...........................     8,345,514
   7,270,000      7.25%, due 8/15/22# ...........................     9,175,249
  14,305,000      6.25%, due 8/15/23**,# ........................    16,304,912
   2,580,000      6.25%, due 5/15/30# ...........................     2,977,279
   8,100,000      5.375%, due 2/15/31# ..........................     8,447,101
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $115,562,675) .............   117,312,286
--------------------------------------------------------------------------------
Other Securities - 19.3%
                State Street Navigator Securities Lending
$117,349,254      Prime Portfolio+ (cost $117,349,254) ..........$  117,349,254
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.6%
                Federal Home Loan Bank System
   3,700,000      0.65%, 1/2/04
                  (amortized cost $3,699,933) ...................     3,699,933
--------------------------------------------------------------------------------
Total Investments (total cost $692,982,958) - 118.0% ............   716,812,340
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (18.0)%   (109,519,447)
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$  607,292,893
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
409 Contracts   U.S. Treasury - 10-year Note
                  expires March 2004, principal amount
                  $45,009,180, value $45,916,641
                  cumulative appreciation ........................... $(907,461)
--------------------------------------------------------------------------------

Summary of Investments by Country, December 31, 2003

Country                               % of Investment Securities   Market Value
--------------------------------------------------------------------------------
Australia                                                   0.5%    $  3,689,197
Belgium                                                     0.1%       1,039,354
Bermuda                                                     0.1%         582,750
Canada                                                      1.0%       7,179,415
Cayman Islands                                              0.2%       1,521,461
Germany                                                     0.5%       3,230,945
Ireland                                                     0.4%       3,016,997
Luxembourg                                                  1.1%       8,003,594
Mexico                                                      0.2%       1,343,913
Netherlands                                                 0.2%       1,226,034
United Kingdom                                              1.6%      11,749,256
United States++                                            94.1%     674,229,424
--------------------------------------------------------------------------------
Total                                                     100.0%    $716,812,340

++Includes Short-Term Securities (77.2% excluding Short-Term Securities)

Forward Currency Contracts, Open at December 31, 2003

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Euro 3/26/04                      6,300,000        $7,926,020        $ (634,827)
--------------------------------------------------------------------------------
Total                                              $7,926,020        $ (634,827)

See Notes to Schedules of Investments and Financial Statements.


                                      Janus Aspens Series  December 31, 2003  99

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--------------------------------------------------------------------------------

JANUS ASPEN MONEY MARKET PORTFOLIO (unaudited)

MANAGER COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]

J. Eric Thorderson
portfolio manager

MARKET OVERVIEW

Another drop in the federal funds rate to 1.00% occurred during the period. Fed officials continue to reiterate that interest rates will remain low for a considerable period. Yields on 30-day commercial paper continue to be comparable to the central bank's rate and are reflected in the Portfolio's low yields. There have been a few instances where yields on one-year securities have approached 1.50%. New security issuance remains low, although asset-backed securities continue to be improving. Sentiment in the market remains somewhat mixed and speculation continues regarding whether the Federal Reserve will raise rates sometime in 2004.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE PORTFOLIO IN THE MARKET ENVIRONMENT OF THE PAST YEAR?

We continued to focus on our mandate of maximizing current income to the extent consistent with stability of capital. We were able to find what we believe to be an optimal balance of floating-rate securities, overnight securities, and securities along the yield curve that seemed to offer the best value. We were able to do this while maintaining sufficient liquidity to meet our shareholders' liquidity needs.

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET PORTFOLIO'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?

In a period when interest rates are declining, such as this past year, a longer weighted average maturity will keep the yield on a money market fund higher for a longer time period. During times when interest rates are rising, a shorter weighted average maturity will allow a portfolio's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

When we could buy one-year fixed-rate securities at a higher rate than short-term securities, we took advantage and bought one-year securities. Given that the yield on these securities stayed higher, even as market yields declined, these were our best-performing securities within the guidelines and restrictions imposed by federal regulations on our Portfolio.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our exposure to shorter-dated and floating-rate securities negatively impacted the Portfolio because these securities both matured sooner and had to be reinvested at lower yields, or, in the case of floating-rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE PORTFOLIO IN THE MONTHS AHEAD?

We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We will continue our balance of floating-rate securities, one-year securities, and overnight (or highly liquid) securities. We will be cautious not to over-extend the Portfolio when interest rates begin to rise while remaining liquid enough to take advantage of these higher rates.

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------
To seek maximum current income to the extent consistent with stability of capital by investing primarily in high quality debt obligations and obligations of financial institutions.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN(1)

For the Periods Ended December 31, 2003
--------------------------------------------------------------------------------
Institutional Shares
  1 Year                                                                  0.86%
  5 Year                                                                  3.57%
  Since Inception (5/1/95)                                                4.27%
  Seven-Day Current Yield                                                 0.79%
--------------------------------------------------------------------------------
Service Shares
  1 Year                                                                  0.59%
  5 Year                                                                  3.33%
  Since Inception                                                         4.04%
  Seven-Day Current Yield                                                 0.53%
--------------------------------------------------------------------------------
Lipper Ranking
  (12-month period ending December 31, 2003,
  based on total return)
--------------------------------------------------------------------------------
Institutional Shares(2)                      First quartile out of 104 variable
                                                     annuity money market funds
--------------------------------------------------------------------------------

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for more current performance information.

(1)  All returns reflect reinvested dividends.

(2) Lipper, Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. As of December 31, 2003, Lipper ranked Janus Aspen Money Market Portfolio - Institutional Shares 12th out of 104 and 5th out of 84 variable annuity money market funds for the 1- and 5-year periods, respectively.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The yield more closely reflects the current earnings of the money market portfolio than the total return.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

There is no assurance the investment process will consistently lead to successful investing.

The Adviser has contractually agreed to waive a portion of the Portfolio's expenses. Without such waivers, the Portfolio's total return would have been lower.


100  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Paper - 12.0%
  $1,000,000    CIT Group, Inc.
                  1.15%, 1/26/04 ................................$      999,201
   1,500,000    Jefferson-Pilot Corp.
                  1.10%, 2/9/04 (Section 4(2)) ..................     1,498,213
--------------------------------------------------------------------------------
Total Commercial Paper (cost $2,497,414) ........................     2,497,414
--------------------------------------------------------------------------------
Floating Rate Note - 4.8%
   1,000,000    Associated Bank N.A., Green Bay
                  1.1625%, 2/3/04 (cost $1,000,000) .............     1,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 4.8%
   1,000,000    Citigroup Global Markets, Inc., 1.05%
                  dated 12/31/03, maturing 1/2/04
                  to be repurchased at $1,000,058
                  collateralized by $3,489,320
                  in U.S. Government Agencies
                  0%-9.00%, 5/15/08-6/1/34
                  with a value of $1,024,693
                  (cost $1,000,000) .............................     1,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 78.3%
  $1,000,000    A.E. Realty LLC
                  Series 2003, 1.25%, 10/1/23 ...................     1,000,000
     400,000    Anaheim California Housing Authority
                  Multifamily Housing Revenue
                  (Cobblestone), 1.20%, 3/15/33 .................       400,000
   1,455,000    Arapahoe County, Colorado, Industrial
                  Development Revenue, (Cottrell)
                  Series B, 1.37%, 10/1/19 ......................     1,455,000
     300,000    Bridgeton, Missouri Industrial Development
                  Authority Industrial Revenue
                  (Gold Dust Project), Series B
                  1.68%, 3/1/21 .................................       300,000
   1,000,000    California Infrastructure and Economic
                  Development, (International Raisins
                  Project), Series B, 1.37%, 11/1/20 ............     1,000,000
                Campus Research Corp.:
   1,838,000      1.45%, 12/21/05 ...............................     1,838,000
   3,000,000      1.45%, 6/1/13 .................................     3,000,000
     190,000    Colorado Housing and Finance Authority
                  Economic Development Revenue
                  (De La Cruz Project), Series B
                  1.37%, 10/1/05 ................................       190,000
   1,510,000    Cunat Capital Corp.
                  Series 1998-A, 1.39%, 12/1/28 .................     1,510,000
   1,810,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 1.16%, 12/22/24 ......     1,810,000
     650,000    Ohio State Higher Education Facilities
                  Revenue, (Columbus College Project)
                  Series 2003A, 1.25%, 9/1/07 ...................       650,000
   1,600,000    Pasadena California COPS, (Los Robles
                  Avenue Parking Facility Project)
                  1.175%, 11/1/12 ...............................     1,600,000
   1,475,000    Post Properties, Ltd.
                  Series 2000, 1.27%, 7/1/20 ....................     1,475,000
      30,000    Watertown Crossing LLC
                  1.29%, 5/1/27 .................................        30,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $16,258,000) .....    16,258,000
--------------------------------------------------------------------------------
Total Investments (total cost $20,755,414) - 99.9% ..............    20,755,414
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% ...        16,554
--------------------------------------------------------------------------------
Net Assets - 100% ...............................................$   20,771,968
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.


                                      Janus Aspen Series  December 31, 2003  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                   Janus Aspen        Janus Aspen     Janus Aspen
                                                                  Janus Aspen        Capital            Mid Cap        Growth and
As of December 31, 2003                                             Growth         Appreciation         Growth           Income
(all numbers in thousands except net asset value per share)        Portfolio       Portfolioio        Portfolio(1)     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investments at cost(3)                                       $ 1,767,516       $   793,773       $ 1,617,074       $    76,447

     Investments at value(3)                                      $ 2,022,052       $   984,400       $ 2,026,338       $    89,357
        Cash                                                            1,717             1,014             2,079                50
        Receivables:
          Investments sold                                             11,234                --                --             1,326
          Portfolio shares sold                                           206               223               186                29
          Dividends                                                     1,069               473             1,124                88
          Interest                                                         19                23                23                19
          Due from advisor                                                 --                --                --                --
        Other assets                                                       26                14                26                 1
     Forward currency contracts                                            --                --                --                --
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                      $ 2,036,323       $   986,147       $ 2,029,776       $    90,870
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
        Payables:
          Securities loaned (Note 1)                                  154,120            26,355           164,335             1,508
          Investments purchased                                            --                --             1,087                81
          Portfolio shares repurchased                                  3,559             1,234             8,966                36
          Dividends                                                        --                14                --                --
          Advisory fees                                                 1,022               512             1,014                48
          Transfer agent fees and expenses                                 --                --                 1                 1
          Administrative fees - Service Shares                             --                --                --                --
          Distribution fees - Service Shares                               44                88                43                13
          Distribution fees - Service II Shares                            --                --                --                --
          Foreign tax liability                                            --                --                --                --
        Accrued expenses                                                   43                35                69                30
     Forward currency contracts                                           118                --                --               114
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                     158,906            28,238           175,515             1,831
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                     $ 1,877,417       $   957,909       $ 1,854,261       $    89,039
------------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
     Capital (par value and paid-in surplus)*                       2,964,045         1,535,830         3,875,168           151,767
     Undistributed net investment income/(loss)*                          287               174                --                86
     Undistributed net realized gain/(loss) from investments*      (1,341,333)         (768,722)       (2,430,170)          (75,611)
     Unrealized appreciation/(depreciation) of investments
       and foreign currency translations                              254,418           190,627           409,263            12,797
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $ 1,877,417       $   957,909       $ 1,854,261       $    89,039
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                 $ 1,666,317       $   530,617       $ 1,649,423       $    26,816
     Shares Outstanding, $0.001 Par Value
       (unlimited shares authorized)                                   86,636            25,466            77,069             1,900
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value Per Share                                    $     19.23       $     20.84       $     21.40       $     14.11
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                       $   211,100       $   427,292       $   204,838       $    62,223
     Shares Outstanding, $0.001 Par Value
       (unlimited shares authorized)                                   11,090            20,658             9,730             4,375
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value Per Share                                    $     19.04       $     20.68       $     21.05       $     14.22
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Service II Shares**                                          N/A               N/A               N/A               N/A
     Shares Outstanding, $0.001 Par Value
       (unlimited shares authorized)**                                    N/A               N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------
     Net Asset Value Per Share                                            N/A               N/A               N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.
**Net Assets - Service II Shares and Shares Outstanding are not in thousands.
(1)   Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)   Formerly named Janus Aspen Global Value Portfolio.

See Notes to Financial Statements.


102  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Janus Aspen                 Janus Aspen         Janus Aspen      Janus Aspen    Janus Aspen    Janus Aspen  Janus Aspen  Janus Aspen
  Core       Janus Aspen     Worldwide         International        Global        Global      International   Mid Cap     Small Cap
 Equity       Balanced        Growth              Growth          Technology   Life Sciences      Value        Value        Value
Portfolio     Portfolio      Portfolio           Portfolio         Portfolio     Portfolio     Portfolio(2)  Portfolio    Portfolio
------------------------------------------------------------------------------------------------------------------------------------
$  9,222     $ 3,766,004     $ 3,480,392        $    978,126      $    184,654     $ 27,050     $ 6,483      $ 24,264       $1,294
$ 10,903     $ 4,140,174     $ 4,211,364        $  1,243,162      $    222,794     $ 35,414     $ 8,563      $ 29,410       $1,538
      71           4,749           1,509               1,057               581           39         109           224           82
     115           9,101          60,112               2,971               204          113          --           143          173
       1             615           1,322                 880             3,744           --          20            67           --
      12           2,369           6,201               1,988               168           11           6            24            3
      --          21,212              52                  17                46           --          --            --           --
      --              --              --                  --                --           --          11            --           10
      --              52              62                  15                 3            1          --             1           --
      --             107              --                  --                27           --          --            --           --
------------------------------------------------------------------------------------------------------------------------------------
$ 11,102     $ 4,178,379     $ 4,280,622        $  1,250,090      $    227,567     $ 35,578     $ 8,709      $ 29,869       $1,806
------------------------------------------------------------------------------------------------------------------------------------
      --         470,669         185,846              80,727            11,188           --          --            --           --
     162           9,467           3,706                 227               341          280          --           104          143
      --           4,673         105,302               6,054               312           90          --             2           --
      --              --              --                  --                --           --          --            --           --
       3           2,014           2,197                 624               115           19           4            19            1
      --               1              28                   1                 1           --          --             1           --
      --              --              --                  --                --           --          --             2           --
      --              89              48                  94                37            7           2             5           --
      --              --              --                  12                 6           --          --            --           --
      --              --           2,229               6,070                --           --          --            --           --
      28             106             504                 192               107           15           9            38           36
      27           6,652              --                  --               733           63         213            --           --
------------------------------------------------------------------------------------------------------------------------------------
     220         493,671         299,860              94,001            12,840          474         228           171          180
------------------------------------------------------------------------------------------------------------------------------------
$ 10,882     $ 3,684,708     $ 3,980,762        $  1,156,089      $    214,727     $ 35,104     $ 8,481      $ 29,698       $1,626
------------------------------------------------------------------------------------------------------------------------------------
  12,657       3,777,635       5,758,372           1,642,375           629,396       48,500       7,031        27,998        1,322
      --           6,301               8                  80                --           --          --             7            1
  (3,428)       (466,863)     (2,506,400)           (745,409)         (452,104)     (21,698)       (418)       (3,453)          59
   1,653         367,635         728,782(4)          259,043(4)         37,435        8,302       1,868         5,146          244
------------------------------------------------------------------------------------------------------------------------------------
$ 10,882     $ 3,684,708     $ 3,980,762        $  1,156,089      $    214,727     $ 35,104     $ 8,481      $ 29,698       $1,626
------------------------------------------------------------------------------------------------------------------------------------
$ 10,593     $ 3,253,664     $ 3,743,762        $    637,918      $      5,580     $  3,822         N/A      $  6,070          N/A
     651         141,598         145,018              27,668             1,646          552         N/A           446          N/A
------------------------------------------------------------------------------------------------------------------------------------
$  16.27     $     22.98     $     25.82        $      23.06      $       3.39     $   6.93         N/A      $  13.61          N/A
------------------------------------------------------------------------------------------------------------------------------------
$    289     $   431,044     $   236,991        $    457,965      $    180,513     $ 31,282     $ 8,481      $ 23,628       $1,626
      18          18,095           9,222              20,009            51,186        4,543         710         1,737          114
$  16.42     $     23.82     $     25.70        $      22.89      $       3.53     $   6.89     $ 11.95      $  13.61       $14.20
     N/A             N/A     $     9,188        $ 60,205,966      $ 28,634,318          N/A         N/A           N/A          N/A
     N/A             N/A             356           2,615,149         7,980,507          N/A         N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
     N/A             N/A     $     25.79        $      23.02      $       3.59          N/A         N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

(3) Investments at cost and value include $150,687,019, $25,721,942, $160,689,501, $1,455,731, $460,399,112, $177,829,399, $77,500,891 and
      $10,814,943 of securities loaned for Janus Aspen Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen Global Technology Portfolio, respectively (Note 1).
(4) Net of foreign taxes on investments of $2,228,581 and $6,069,595 for Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio, respectively.


                                      Janus Aspen Series  December 31, 2003  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (continued)


                                                                  Janus Aspen   Janus Aspen
                                                                 Risk-Managed  Risk-Managed     Janus Aspen    Janus Aspen
                                                                   Large Cap     Large Cap        Flexible        Money
As of December 31, 2003                                              Growth        Core            Income         Market
(all numbers in thousands except net asset value per share)        Portfolio     Portfolio        Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets:
     Investments at cost(1)                                          $7,709        $ 9,491        $692,983        $ 20,755

     Investments at value(1)                                         $9,396        $11,395        $716,812        $ 20,755
        Cash                                                             37             60             649              67
        Receivables:
          Investments sold                                              135             86           3,540              --
          Portfolio shares sold                                          --             --             209              --
          Dividends                                                       7             13              50              --
          Interest                                                       --             --           8,395              24
          Due from advisor                                                7              6              --              --
        Other assets                                                     --             --              10               1
--------------------------------------------------------------------------------------------------------------------------
Total Assets                                                         $9,582        $11,560        $729,665        $ 20,847
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
        Payables:
          Securities loaned (Note 1)                                     --             --         117,349              --
          Investments purchased                                         130            165           3,163              --
          Portfolio shares repurchased                                   --             --             806              49
          Advisory fees                                                   5              6             311               1
          Transfer agent fees and expenses                               --              1               1               1
          Administrative fees - Service Shares                            1              1              --              --
          Distribution fees - Service Shares                              2              2               6              --
        Variation margin                                                 --             --              64              --
        Accrued expenses                                                 43             48              37              24
     Forward currency contracts                                          --             --             635              --
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                       181            223         122,372              75
--------------------------------------------------------------------------------------------------------------------------
   Net Assets                                                        $9,401        $11,337        $607,293        $ 20,772
--------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
     Capital (par value and paid-in surplus)*                         7,574          9,339         574,638          20,772
     Undistributed net investment income/(loss)*                         --             --           3,383               3
     Undistributed net realized gain/(loss) from investments*           140             93           6,958              (3)
     Unrealized appreciation/(depreciation) of investments
       and foreign currency translations                              1,687          1,905          22,314              --
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                     $9,401        $11,337        $607,293        $ 20,772
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                       N/A            N/A        $576,021        $ 20,761
     Shares Outstanding, $0.001 Par Value
       (unlimited shares authorized)                                    N/A            N/A          46,119          20,761
     Net Asset Value Per Share                                          N/A            N/A        $  12.49        $   1.00
--------------------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                          $9,401        $11,337        $ 31,272        $     11
--------------------------------------------------------------------------------------------------------------------------
     Shares Outstanding, $0.001 Par Value
       (unlimited shares authorized)                                    756            908           2,385              11
--------------------------------------------------------------------------------------------------------------------------
     Net Asset Value Per Share                                       $12.44        $ 12.49        $  13.11        $   1.00
--------------------------------------------------------------------------------------------------------------------------

*See Note 3 in Notes to Financial Statements.
(1) Investments at cost and value include $115,007,096 of securities loaned for Janus Aspen Flexible Income Portfolio (Note 1).

See Notes to Financial Statements.


104  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                                              Janus       Janus Aspen      Janus Aspen   Janus Aspen
                                                                              Aspen         Capital          Mid Cap      Growth and
For the fiscal year ended December 31, 2003                                   Growth     Appreciation        Growth         Income
(all numbers in thousands)                                                  Portfolio      Portfolio       Portfolio(1)   Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                                 $     304       $     989       $   1,228       $    218
  Securities lending income                                                       71              16             147              4
  Dividends                                                                   13,289           8,745           7,852          1,247
  Foreign tax withheld                                                           (34)            (71)            (32)           (21)
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                       13,630           9,679           9,195          1,448
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                               11,199           5,844          10,590            592
  Transfer agent expenses                                                          6               3              --             18
  Registration fees                                                               51              67              87             60
  Custodian fees                                                                 114              60             102             40
  Audit fees                                                                      23               9              19             21
  Trustees fees and expenses                                                      20              10              23              5
  Distribution fees - Service Shares                                             472             975             419            153
  Other expenses                                                                  95             112             110             34
-----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                11,980           7,080          11,350            923
-----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                          (17)            (13)            (19)            (1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                  11,963           7,067          11,331            922
-----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                      --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                              11,963           7,067          11,331            922
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                   1,667           2,612          (2,136)           526
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      (61,661)       (140,378)          4,546        (14,381)
  Net realized gain/(loss) from foreign currency transactions                   (819)           (902)              1           (241)
  Change in net unrealized appreciation/(depreciation) of investments
     and foreign currency translations                                       535,578         306,294         491,850         29,937
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                              473,098         165,014         496,397         15,315
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations            $ 474,765       $ 167,626       $ 494,261       $ 15,841
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Aggressive Growth Portfolio.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (continued)

                                                                       Janus Aspen                 Janus Aspen       Janus Aspen
                                                                          Core        Janus Aspen   Worldwide       International
For the fiscal year or period ended December 31, 2003                    Equity        Balanced      Growth            Growth
(all numbers in thousands)                                              Portfolio     Portfolio     Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                             $       6      $  73,614      $   2,167         $     588
  Securities lending income                                                   --            145          1,604               639
  Dividends                                                                  126         25,194         71,546            21,980
  Foreign tax withheld                                                        (3)          (396)        (6,123)           (2,397)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                      129         98,557         69,194            20,810
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                               66         22,967         25,221             6,728
  Transfer agent expenses                                                      3              1              5                 7
  Registration fees                                                           60             84             92                65
  Custodian fees                                                              32            320          1,800               810
  Audit fees                                                                  12             13             34                33
  Trustees fees and expenses                                                   5             43             42                15
  Distribution fees - Service Shares                                          --            875            519               980
  Distribution fees - Service II Shares                                       --             --             --               118
  Administrative fees - Service Shares                                        --             --             --                --
  Interest expense                                                            --             --             --                --
  Other expenses                                                              33            120            319               194
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                               211         24,423         28,032             8,950
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                       --            (29)           (29)               (6)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                 211         24,394         28,003             8,944
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                 (84)            --             --                --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                             127         24,394         28,003             8,944
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                   2         74,163         41,191            11,866
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      (65)        (6,502)      (131,363)           11,216
  Net realized gain/(loss) from foreign currency transactions                (59)       (11,210)       (36,205)          (10,741)
  Net realized gain/(loss) from futures contracts                             --             --             --                --
  Net realized gain/(loss) from short sales                                   --             --             --                --
  Net realized gain/(loss) from options                                       --             --             --                --
  Net realized gain/(loss) from redemption in kind                            --             --         10,302                --
  Change in net unrealized appreciation/(depreciation) of
     investments and foreign currency translations                         2,245        409,483        964,167(4)        315,584(4)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments and
  foreign currency translations                                            2,121        391,771        806,901           316,059
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        $   2,123      $ 465,934      $ 848,092         $ 327,925
----------------------------------------------------------------------------------------------------------------------------------

(1)   Formerly named Janus Aspen Global Value Portfolio
(2) Institutional Shares fiscal period from May 1, 2003 (inception date) to December 31, 2003.
(3)   Fiscal period from January 2, 2003 (inception date) to December 31, 2003.
(4) Net of foreign taxes on investments of $2,228,581 and $6,069,595 for Janus Aspen Worldwide Growth Portfolio and Janus Aspen International Growth Portfolio, respectively.

See Notes to Financial Statements.


106  Janus Aspen Series  December 31, 2003

                                                                          Janus Aspen     Janus Aspen
 Janus Aspen   Janus Aspen    Janus Aspen     Janus Aspen    Janus Aspen  Risk-Managed    Risk-Managed   Janus Aspen   Janus Aspen
   Global        Global      International      Mid Cap       Small Cap    Large Cap        Large Cap     Flexible        Money
 Technology   Life Sciences      Value           Value          Value       Growth           Core          Income         Market
 Portfolio     Portfolio      Portfolio(1)    Portfolio(2)    Portfolio   Portfolio(3)    Portfolio(3)    Portfolio     Portfolio
----------------------------------------------------------------------------------------------------------------------------------
$    208       $     15       $      9       $     11       $     --       $     --       $     --       $ 33,144       $    428
     428
      22             --             --             --             --             --             --             12             --
     999            201            135            279             15             67            126            136             --
     (99)           (12)           (15)            (1)            --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   1,130            204            129            289             15             67            126         33,292            428
----------------------------------------------------------------------------------------------------------------------------------
   1,121            209             44            111              6             53             55          3,859             78
       3              3              2              4              2              2              2              3              3
       2              8             --             66              9             12             14             85             69
      83             42             21             33             28             58             63             88              6
      14             13             13             15             19             16             15              9             15
       6              6              3              2              2              2              2              9              5
     368             72             17             35              2             20             21             59             --
      54             --             --             --             --             --             --             --             --
      --             --             --             14              1              8              8             --             --
      --             --             --             --             --             --             --              2             --
     230             32             28             28             39             38             40             65             66
----------------------------------------------------------------------------------------------------------------------------------
   1,881            385            128            308            108            209            220          4,179            242
----------------------------------------------------------------------------------------------------------------------------------
      (3)            --             --             --             --             --             --             (6)            --
----------------------------------------------------------------------------------------------------------------------------------
   1,878            385            128            308            108            209            220          4,173            242
----------------------------------------------------------------------------------------------------------------------------------
      --             --            (26)           (60)           (94)           (87)           (94)            --            (86)
----------------------------------------------------------------------------------------------------------------------------------
   1,878            385            102            248             14            122            126          4,173            156
----------------------------------------------------------------------------------------------------------------------------------
    (748)          (181)            27             41              1            (55)            --         29,119            272
----------------------------------------------------------------------------------------------------------------------------------
  (5,387)           664            142          2,076             59            269            102         15,494              1
  (1,887)          (180)          (238)             3             --             --             --           (281)            --
      --             --             --             62             --             --             --         (1,093)            --
      --             (7)            --             --             --             --             --             --             --
      --           (187)            --             --             --             --             --             --             --
      --             --             --             --             --             --             --             --             --
  73,944          7,484          2,208          5,342            244          1,687          1,905         (4,002)            --
----------------------------------------------------------------------------------------------------------------------------------
  66,670          7,774          2,112          7,483            303          1,956          2,007         10,118              1
----------------------------------------------------------------------------------------------------------------------------------
$ 65,922       $  7,593       $  2,139       $  7,524       $    304       $  1,901       $  2,007       $ 39,237       $    273
----------------------------------------------------------------------------------------------------------------------------------


                                      Janus Aspen Series  December 31, 2003  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Janus Aspen                    Janus Aspen
                                                                                Growth                   Capital Appreciation
For the fiscal year ended December 31                                          Portfolio                       Portfolio
(all numbers in thousands)                                               2003             2002            2003             2002
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                     $     1,667      $    (2,251)     $     2,612      $     4,892
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain/(loss) from investment transactions
     and foreign currency transactions                                  (62,480)        (354,161)        (141,280)        (149,454)
   Change in unrealized net appreciation/(depreciation)
     of investments and foreign currency translations                   535,578         (332,600)         306,294          (43,925)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         474,765         (689,012)         167,626         (188,487)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
     Institutional Shares                                                (1,371)              --           (2,425)          (3,549)
     Service Shares                                                          --               --             (947)          (1,300)
     Service II Shares                                                      N/A              N/A              N/A              N/A
   Net realized gain from investment transactions*
     Institutional Shares                                                    --               --               --               --
     Service Shares                                                          --               --               --               --
     Service II Shares                                                      N/A              N/A              N/A              N/A
   Return of Capital*
     Institutional Shares                                                    --               --               --               --
     Service Shares                                                          --               --               --               --
     Service II Shares                                                      N/A              N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (1,371)              --           (3,372)          (4,849)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
     Institutional Shares                                               116,868          317,792           63,703          105,212
     Service Shares                                                      33,567           71,344          173,511          121,456
     Service II Shares                                                      N/A              N/A              N/A              N/A
   Redemption fees
     Service II Shares                                                      N/A              N/A              N/A              N/A
   Shares issued in connection with acquisition*                          3,731              N/A              N/A              N/A
   Reinvested dividends and distributions
     Institutional Shares                                                 1,371               --            2,411            3,549
     Service Shares                                                          --               --              947            1,300
     Service II Shares                                                      N/A              N/A              N/A              N/A
   Shares repurchased(3)
     Institutional Shares                                              (362,021)        (705,285)        (156,712)        (242,101)
     Service Shares                                                     (51,709)         (60,589)        (185,681)        (175,251)
     Service II Shares                                                      N/A              N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (258,193)        (376,738)        (101,821)        (185,835)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   215,201       (1,065,750)          62,433         (379,171)
Net Assets:
   Beginning of period                                                1,662,216        2,727,966          895,476        1,274,647
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                                    $ 1,877,417      $ 1,662,216      $   957,909      $   895,476
-----------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                          $   409,821      $   790,061      $   338,863      $   571,289
   Proceeds from sales of securities                                    707,349        1,080,532          419,627          544,326
   Purchases of long-term U.S. government obligations                        --               --               --            4,400
   Proceeds from sales of long-term U.S. government obligations              --               --               --               --


   Undistributed net investment income/(loss)*                              287              (28)             174              934

*See Notes 3 and 6 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3) During the fiscal year ended December 31, 2003, the Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $96,993,577 on the date of redemption.

See Notes to Financial Statements.


108  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          Janus Aspen                      Janus Aspen                       Janus Aspen                      Janus Aspen
        Mid Cap Growth                  Growth and Income                    Core Equity                       Balanced
          Portfolio(1)                      Portfolio                          Portfolio                       Portfolio
     2003             2002            2003             2002              2003           2002              2003             2002
------------------------------------------------------------------------------------------------------------------------------------
$    (2,136)     $    (1,655)     $       526      $     1,039      $         2      $        39      $    74,163      $    89,465
      4,547         (616,665)         (14,622)         (23,483)            (124)          (1,464)         (17,712)        (255,457)
    491,850           (5,184)          29,937          (15,427)           2,245           (1,189)         409,483          (81,035)
------------------------------------------------------------------------------------------------------------------------------------
    494,261         (623,504)          15,841          (37,871)           2,123           (2,614)         465,934         (247,027)
------------------------------------------------------------------------------------------------------------------------------------
         --               --             (263)            (575)             (11)             (38)         (70,261)         (81,534)
         --               --             (292)            (435)              --               (1)          (6,868)          (5,240)
        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A

         --               --               --               --               --               --               --               --
         --               --               --               --               --               --               --               --
        N/A              N/A              N/A              N/A              N/A              N/A              N/A               --

         --               --               --               --               (7)              --               --               --
         --               --               --               --               --               --               --               --
        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
         --               --             (555)          (1,010)             (18)             (39)         (77,129)         (86,774)
-----------------------------------------------------------------------------------------------------------------------------------

    226,006          378,452            6,570            4,594            5,636            3,455          166,656          325,482
     65,455          171,606            7,067           20,287              266            1,004          157,009          135,447
        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A

        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A
        N/A              N/A           11,202              N/A              N/A              N/A              N/A              N/A

         --               --              263              575               18               38           70,261           81,534
         --               --              292              435               --                1            6,868            5,240
        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A

   (344,325)        (587,178)         (49,236)         (24,034)          (6,937)          (3,856)        (473,127)        (379,485)
    (48,498)        (152,403)         (19,763)         (23,431)          (1,282)            (518)         (55,732)         (28,451)
        N/A              N/A              N/A              N/A              N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
   (101,362)        (189,523)         (43,605)         (21,574)          (2,299)             124         (128,065)         139,767
------------------------------------------------------------------------------------------------------------------------------------
    392,899         (813,027)         (28,319)         (60,455)            (194)          (2,529)         260,740         (194,034)
  1,461,362        2,274,389          117,358          177,813           11,076           13,605        3,423,968        3,618,002
------------------------------------------------------------------------------------------------------------------------------------
$ 1,854,261      $ 1,461,362      $    89,039      $   117,358      $    10,882      $    11,076      $ 3,684,708      $ 3,423,968
------------------------------------------------------------------------------------------------------------------------------------
$   555,373      $   934,653      $    39,339      $    63,146      $     7,913      $    11,636      $ 1,957,063      $ 1,990,502
$   593,504      $ 1,062,191           88,940           69,925            9,959           10,901        1,788,740        1,737,512
         --               --               --           12,443               --              121          397,755          880,313
         --               --            8,269           12,545               --              251          469,828        1,025,762


         --               --               86              114               --                9            6,301            8,676

            Janus Aspen                       Janus Aspen
          Worldwide Growth                International Growth
             Portfolio                         Portfolio
        2003            2002(2)           2003           2002(2)
-------------------------------------------------------------------
    $    41,191      $    42,781      $    11,866      $     9,906
       (157,266)        (941,245)             475         (288,871)
        964,167         (555,716)         315,584          (51,095)
-------------------------------------------------------------------
        848,092       (1,454,180)         327,925         (330,060)
-------------------------------------------------------------------
        (40,367)         (41,213)          (7,384)          (6,348)
         (1,749)          (1,205)          (3,889)          (3,069)
             --               --             (466)             (70)

             --               --               --               --
             --               --               --               --
             --               --               --               --

           (310)              --               --               --
            (17)              --               --               --
             --               --               --               --
-------------------------------------------------------------------
        (42,443)         (42,418)         (11,739)          (9,487)
-------------------------------------------------------------------

      1,017,048        1,967,906        1,188,015        2,091,962
        320,802        1,025,419          644,884        2,481,452
             --               10           14,262           42,373

             --               --               14               39
            N/A              N/A            2,887              N/A

         40,677           41,214            7,384            6,336
          1,766            1,205            3,889            3,069
             --               --              466               70

     (1,797,311)      (2,549,467)      (1,338,200)      (2,159,593)
       (323,329)        (953,349)        (693,238)      (2,520,652)
             --               --           (5,794)          (1,961)
-------------------------------------------------------------------
       (740,347)        (467,062)        (175,431)         (56,905)
-------------------------------------------------------------------
         65,302       (1,963,660)         140,755         (396,452)
      3,915,460        5,879,120        1,015,334        1,411,786
-------------------------------------------------------------------
    $ 3,980,762      $ 3,915,460      $ 1,156,089      $ 1,015,334
-------------------------------------------------------------------
    $ 4,641,126      $ 3,281,140      $ 1,198,234      $   850,472
      5,398,580        3,608,117        1,376,518          882,623
             --               --               --               --
             --               --               --               --


              8            3,346               80              164


                                      Janus Aspen Series  December 31, 2003  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                           Janus Aspen                   Janus Aspen
                                                                        Global Technology           Global Life Sciences
For the fiscal year or period ended December 31                             Portfolio                     Portfolio
(all numbers in thousands)                                             2003           2002(1)         2003           2002
---------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                     $    (748)     $    (590)     $    (181)     $    (236)
   Net realized gain/(loss) from investment transactions
     and foreign currency transactions                                 (7,274)      (134,337)           290        (10,712)
   Change in unrealized net appreciation/(depreciation)
     of investments and foreign currency translations                  73,944         21,826          7,484         (3,222)
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        65,922       (113,101)         7,593        (14,170)
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
     Institutional Shares                                                  --             --             --             --
     Service Shares                                                        --             --             --             --
     Service II Shares                                                     --             --            N/A            N/A
   Net realized gain from investment transactions*
     Institutional Shares                                                  --             --             --             --
     Service Shares                                                        --             --             --             --
     Service II Shares                                                     --             --            N/A            N/A
   Return of Capital*
     Institutional Shares                                                  --             --             --             --
     Service Shares                                                        --             --             --             --
     Service II Shares                                                     --             --            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                              --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
     Institutional Shares                                               3,937          3,639            726            709
     Service Shares                                                    47,560        101,761          8,320         11,071
     Service II Shares                                                 13,811         17,952            N/A            N/A
   Redemption fees
     Service II Shares                                                     42             27            N/A            N/A
   Shares issued in connection with acquisition*
     Institutional Shares                                                 N/A            N/A            N/A            N/A
     Service Shares                                                       N/A            N/A            N/A            N/A
   Reinvested dividends and distributions
     Institutional Shares                                                  --             --             --             --
     Service Shares                                                        --             --             --             --
     Service II Shares                                                     --             --            N/A            N/A
   Shares repurchased
     Institutional Shares                                              (2,488)        (4,332)        (1,111)        (1,728)
     Service Shares                                                   (50,978)      (152,733)       (10,297)       (16,142)
     Service II Shares                                                 (7,367)        (1,671)           N/A            N/A
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 4,517        (35,357)        (2,362)        (6,090)
---------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  70,439       (148,458)         5,231        (20,260)
Net Assets:
   Beginning of period                                                144,288        292,746         29,873         50,133
---------------------------------------------------------------------------------------------------------------------------
   End of period                                                    $ 214,727      $ 144,288      $  35,104      $  29,873
---------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                          $  74,372      $ 136,600      $  34,178      $  43,072
   Proceeds from sales of securities                                   74,476        125,251         37,324         47,708
   Purchases of long-term U.S. government obligations                      --             --             --             --
   Proceeds from sales of long-term U.S. government obligations            --             --             --             --


   Undistributed net investment income/(loss)*                             --            (42)            --             --

*See Notes 3 and 6 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2)   Formerly named Janus Aspen Global Value Portfolio.
(3) Institutional Shares fiscal period from May 1, 2003 (inception date) to December 31, 2003.
(4)   Portfolio commenced operations on December 31, 2002 (inception date).
(5)   Fiscal period from January 2, 2003 (inception date) to December 31, 2003.

See Notes to Financial Statements.


110  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             Janus Aspen       Janus Aspen
         Janus Aspen             Janus Aspen              Janus Aspen        Risk-Managed      Risk-Managed
     International Value        Mid Cap Value           Small Cap Value    Large Cap Growth   Large Cap Core
         Portfolio(2)            Portfolio                 Portfolio          Portfolio          Portfolio
    2003            2002           2003(3)            2003         2002(4)      2003(5)            2003(5)
--------------------------------------------------------------------------------------------------------------
$     27         $     (4)        $     41         $      1       $     --    $    (55)          $     --
     (96)            (311)           2,141               59             --         269                102
   2,208             (422)           5,342              244             (4)      1,687              1,905
--------------------------------------------------------------------------------------------------------------
   2,139             (737)           7,524              304             (4)      1,901              2,007
--------------------------------------------------------------------------------------------------------------


     N/A              N/A              (11)             N/A            N/A         N/A                N/A
     (30)              --              (24)              --             --          --                 --
     N/A              N/A              N/A              N/A            N/A         N/A                N/A

     N/A              N/A               --              N/A            N/A         N/A                N/A
      --              (27)              --               --             --         (74)                (8)
     N/A              N/A              N/A              N/A            N/A         N/A                N/A

     N/A              N/A               --              N/A            N/A         N/A                N/A
     (13)              --               --               --             --          --                 --
     N/A              N/A              N/A              N/A            N/A         N/A                N/A
---------------------------------------------------------------------------------------------------------
     (43)             (27)             (35)              --             --         (74)                (8)
---------------------------------------------------------------------------------------------------------
     N/A              N/A            2,206              N/A            N/A         N/A                N/A
   6,444            6,163           10,473              906            500       7,500              9,611
     N/A              N/A              N/A              N/A            N/A         N/A                N/A
     N/A              N/A              N/A              N/A            N/A         N/A                N/A
     N/A              N/A            3,234              N/A            N/A         N/A                N/A
     N/A              N/A           10,746              N/A            N/A         N/A                N/A
     N/A              N/A               11              N/A            N/A         N/A                N/A
      43               27               24               --             --          74                  8
     N/A              N/A              N/A              N/A            N/A         N/A                N/A
     N/A              N/A             (718)             N/A            N/A         N/A                N/A
  (6,071)          (1,565)          (3,767)             (84)            --          --               (281)
     N/A              N/A              N/A              N/A            N/A         N/A                N/A
--------------------------------------------------------------------------------------------------------------
     416            4,625           22,209              822            500       7,574              9,338
--------------------------------------------------------------------------------------------------------------
   2,512            3,861           29,698            1,126            496       9,401             11,337
   5,969            2,108               --              500             --          --                 --
--------------------------------------------------------------------------------------------------------------
$  8,481         $  5,969         $ 29,698         $  1,626       $    496    $  9,401           $ 11,337
--------------------------------------------------------------------------------------------------------------

$  1,866         $  7,070         $ 27,788         $  1,160       $    488    $ 12,773           $ 14,465
   2,423            3,469           20,964              413             --       5,333              5,176
      --               --               --               --             --          --                 --
      --               --               --               --             --          --                 --
      --                2                7               1          --             --                  --



                                      Janus Aspen Series  December 31, 2003  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              Janus Aspen                      Janus Aspen
                                                                            Flexible Income                    Money Market
For the fiscal year ended December 31                                           Portfolio                       Portfolio
(all numbers in thousands)                                               2003             2002            2003              2002
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                       $  29,119        $  23,719        $     272        $   1,525
   Net realized gain/(loss) from investment transactions
     and foreign currency transactions                                   14,120             (998)               1                1
   Change in unrealized net appreciation/(depreciation)
     of investments and foreign currency translations                    (4,002)          25,914               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          39,237           48,635              273            1,526
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
     Institutional Shares                                               (28,705)         (23,184)            (272)          (1,525)
     Service Shares                                                      (1,036)            (329)              --               --
   Net realized gain from investment transactions*
     Institutional Shares                                                    --               --               (1)              (1)
     Service Shares                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (29,741)         (23,513)            (273)          (1,526)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
     Institutional Shares                                               184,604          336,396           57,605          225,785
     Service Shares                                                      20,848           13,446               --               --
   Reinvested dividends and distributions
     Institutional Shares                                                28,705           23,184              253            1,526
     Service Shares                                                       1,036              329               --               --
   Shares repurchased
     Institutional Shares                                              (237,679)        (180,496)        (110,499)        (254,140)
     Service Shares                                                      (4,931)          (2,412)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  (7,417)         190,447          (52,641)         (26,829)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                     2,079          215,569          (52,641)         (26,829)
Net Assets:
   Beginning of period                                                  605,214          389,645           73,413          100,242
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                      $ 607,293        $ 605,214        $  20,772        $  73,413
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                            $ 479,450        $ 559,760               --               --
   Proceeds from sales of securities                                    441,293          458,153               --               --
   Purchases of long-term U.S. government obligations                   485,615          647,054               --               --
   Proceeds from sales of long-term U.S. government obligations         525,218          576,591               --               --


   Undistributed net investment income/(loss)*                            3,383            1,537                3                3

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.


112  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

For a share outstanding during the                                         Janus Aspen Growth Portfolio
fiscal year ended December 31                         2003             2002             2001            2000              1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     14.61      $     19.89      $     26.48      $     33.65      $     23.54
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income/(loss)                         .40              .01              .02              .05              .07
     Net gain/(loss) on securities
       (both realized and unrealized)                    4.24            (5.29)           (6.56)           (4.59)           10.24
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         4.64            (5.28)           (6.54)           (4.54)           10.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
     Dividends (from net investment income)*             (.02)              --             (.01)            (.06)            (.06)
     Distributions (from capital gains)*                   --               --             (.04)           (2.57)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.02)              --             (.05)           (2.63)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     19.23      $     14.61      $     19.89      $     26.48      $     33.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            31.73%          (26.51)%         (24.73)%         (14.55)%          43.98%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 1,666,317      $ 1,484,889      $ 2,490,954      $ 3,529,807      $ 2,942,649
Average Net Assets for the Period (in thousands)  $ 1,533,995      $ 1,967,021      $ 2,911,331      $ 3,734,449      $ 1,775,373
Ratio of Gross Expenses to Average Net Assets(1)         0.67%            0.67%            0.66%            0.67%            0.67%
Ratio of Net Expenses to Average Net Assets(1)           0.67%            0.67%            0.66%            0.67%            0.67%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  2.26%           (0.08)%           0.07%            0.19%            0.30%
Portfolio Turnover Rate                                    24%              36%              48%              47%              53%


For a share outstanding during the                                   Janus Aspen Capital Appreciation Portfolio
fiscal year ended December 31                         2003             2002             2001             2000               1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     17.37      $     20.72      $     26.79      $     33.17        $     19.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income/(loss)                         .06              .12              .22              .43                .12
     Net gain/(loss) on securities
       (both realized and unrealized)                    3.50            (3.36)           (6.01)           (6.43)             13.22
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         3.56            (3.24)           (5.79)           (6.00)             13.34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
     Dividends (from net investment income)*             (.09)            (.11)            (.28)            (.37)              (.11)
     Distributions (from capital gains)*                   --               --               --             (.01)                --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.09)            (.11)            (.28)            (.38)              (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     20.84      $     17.37      $     20.72      $     26.79        $     33.17
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            20.54%          (15.67)%         (21.67)%         (18.18)%            67.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   530,617      $   528,210      $   776,553      $ 1,010,497        $   626,611
Average Net Assets for the Period (in thousands)  $   509,046      $   640,500      $   855,499      $   954,279        $   257,422
Ratio of Gross Expenses to Average Net Assets(1)         0.68%            0.67%            0.66%            0.67%              0.70%
Ratio of Net Expenses to Average Net Assets(1)           0.68%            0.67%            0.66%            0.67%              0.70%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  0.29%            0.56%            0.96%            1.60%              0.76%
Portfolio Turnover Rate                                    41%              62%              67%              41%                52%

*See Note 3 in Notes to Financial Statements.
(1)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  113

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                                   Janus Aspen Mid Cap Growth  Portfolio(1)
fiscal year ended December 31                         2003             2002            2001             2000              1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       15.84   $       21.98    $       36.30    $       59.70    $       27.64
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                             .80            (.01)              --              .01               --
   Net gain/(loss) on securities
     (both realized and unrealized)                        4.76           (6.13)          (14.32)          (17.08)           33.46
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           5.56           (6.14)          (14.32)          (17.07)           33.46
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                   --              --               --               --               --
   Distributions (from capital gains)*                       --              --               --            (4.58)           (1.40)
   Tax return of capital*                                    --              --               --            (1.75)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          --              --               --            (6.33)           (1.40)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       21.40   $       15.84    $       21.98    $       36.30    $       59.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              35.10%         (27.93)%         (39.45)%         (31.82)%         125.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   1,649,423   $   1,324,273    $   2,104,733    $   3,485,768    $   3,319,619
Average Net Assets for the Period (in thousands)  $   1,461,491   $   1,609,280    $   2,508,186    $   4,409,584    $   1,476,445
Ratio of Gross Expenses to Average Net Assets(2)           0.67%           0.67%            0.67%            0.66%            0.70%
Ratio of Net Expenses to Average Net Assets(2)             0.67%           0.67%            0.66%            0.66%            0.69%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                    4.09%          (0.07)%          (0.22)%          (0.42)%          (0.50)%
Portfolio Turnover Rate                                      36%             63%              99%              82%             105%


For a share outstanding during the                                      Janus Aspen Growth and Income Portfolio
fiscal year ended December 31                          2003           2002              2001             2000              1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $      11.56     $      14.87     $      17.41     $      20.77     $      11.96
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                             .15              .12              .20              .19              .04
   Net gain/(loss) on securities
     (both realized and unrealized)                        2.53            (3.32)           (2.52)           (3.08)            8.81
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           2.68            (3.20)           (2.32)           (2.89)            8.85
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                 (.13)            (.11)            (.22)            (.16)            (.04)
   Distributions (from capital gains)*                       --               --               --             (.31)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.13)            (.11)            (.22)            (.47)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $      14.11     $      11.56     $      14.87     $      17.41     $      20.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              23.34%          (21.54)%         (13.37)%         (14.10)%          74.04%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $     26,816     $     55,271     $     92,659     $    123,812     $     84,480
Average Net Assets for the Period (in thousands)   $     29,902     $     72,550     $    105,243     $    124,282     $     28,838
Ratio of Gross Expenses to Average Net Assets(2)           0.83%            0.76%            0.70%            0.78%            1.06%
Ratio of Net Expenses to Average Net Assets(2)             0.83%            0.76%            0.70%            0.78%            1.05%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                    0.85%            0.81%            1.19%            1.07%            0.56%
Portfolio Turnover Rate                                      43%              54%              52%              37%              59%

*See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


114  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                         Janus Aspen Core Equity Portfolio
fiscal year ended December 31                            2003           2002            2001             2000           1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     13.24     $     16.26     $     19.20     $     27.32     $     19.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                             .32             .05             .11             .07             .07
   Net gain/(loss) on securities
     (both realized and unrealized)                        2.74           (3.02)          (2.34)          (1.95)           7.99
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           3.06           (2.97)          (2.23)          (1.88)           8.06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                 (.02)           (.05)           (.12)           (.07)           (.06)
   Distributions (from capital gains)*                       --              --            (.59)          (6.17)           (.09)
   Tax return of capital*                                  (.01)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.03)           (.05)           (.71)          (6.24)           (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     16.27     $     13.24     $     16.26     $     19.20     $     27.32
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              23.10%         (18.27)%        (11.75)%         (8.07)%         41.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    10,593     $     9,825     $    12,634     $    15,712     $    18,975
Average Net Assets for the Period (in thousands)    $     9,905     $    11,550     $    13,983     $    17,328     $    14,663
Ratio of Gross Expenses to Average Net Assets(1)           1.25%           1.25%           1.13%           1.25%           1.25%
Ratio of Net Expenses to Average Net Assets(1)             1.25%           1.25%           1.12%           1.25%           1.25%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                    2.00%           0.32%           0.63%           0.36%           0.31%
Portfolio Turnover Rate                                      82%             97%            114%             95%            114%


For a share outstanding during the                                         Janus Aspen Balanced Portfolio
fiscal year ended December 31                         2003              2002             2001            2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $      20.59     $      22.57     $      24.31     $      27.91     $      22.50
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .51              .55              .65              .64              .59
   Net gain/(loss) on securities
    (both realized and unrealized)                       2.36            (2.00)           (1.78)           (1.22)            5.38
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         2.87            (1.45)           (1.13)            (.58)            5.97
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*               (.48)            (.53)            (.61)            (.69)            (.56)
   Distributions (from capital gains)*                     --               --               --            (2.31)              --
   Tax return of capital*                                  --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.48)            (.53)            (.61)           (3.02)            (.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $      22.98     $      20.59     $      22.57     $      24.31     $      27.91
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                            14.05%           (6.44)%          (4.66)%          (2.27)%          26.76%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $  3,253,664     $  3,141,601     $  3,425,664     $  3,352,381     $  2,453,079
Average Net Assets for the Period (in thousands) $  3,183,585     $  3,327,140     $  3,361,832     $  3,020,072     $  1,583,635
Ratio of Gross Expenses to Average Net Assets(1)         0.67%            0.67%            0.66%            0.66%            0.69%
Ratio of Net Expenses to Average Net Assets(1)           0.67%            0.67%            0.66%            0.66%            0.69%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  2.31%            2.53%            2.89%            3.15%            2.86%
Portfolio Turnover Rate                                    69%              94%             114%              72%              92%

*See Note 3 in Notes to Financial Statements.
(1)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  115

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                                       Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31                         2003              2002             2001              2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $      21.05     $      28.54     $      36.98     $      47.75     $      29.09
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                            .86              .23              .24              .11              .07
   Net gain/(loss) on securities
     (both realized and unrealized)                       4.16            (7.50)           (8.53)           (7.03)           18.65
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          5.02            (7.27)           (8.29)           (6.92)           18.72
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                (.25)            (.22)            (.15)            (.19)            (.06)
   Distributions (from capital gains)*                      --               --               --            (3.52)              --
   Tax return of capital*                                   --(1)            --               --             (.14)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.25)            (.22)            (.15)           (3.85)            (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $      25.82     $      21.05     $      28.54     $      36.98     $      47.75
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             23.99%          (25.50)%         (22.44)%         (15.67)%          64.45%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  3,743,762     $  3,722,823     $  5,707,728     $  7,704,163     $  6,496,773
Average Net Assets for the Period (in thousands)  $  3,672,695     $  4,703,406     $  6,387,010     $  8,255,166     $  3,862,773
Ratio of Gross Expenses to Average Net Assets(2)          0.71%            0.70%            0.69%            0.69%            0.71%
Ratio of Net Expenses to Average Net Assets(2)            0.71%            0.70%            0.69%            0.69%            0.71%
Ratio of Net Investment Income/(Loss)
   to Average Net Assets                                  3.55%            0.88%            0.78%            0.52%            0.20%
Portfolio Turnover Rate                                    126%              73%              82%              66%              67%

For a share outstanding during the                                 Janus Aspen International Growth Portfolio
fiscal year ended December 31                          2003           2002          2001               2000             1999
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     17.30    $     23.47    $     30.90       $     38.67      $     21.27
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .34            .18            .26               .62              .06
Net gain/(loss) on securities
  (both realized and unrealized)                         5.65          (6.17)         (7.43)            (6.51)           17.40
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         5.99          (5.99)         (7.17)            (5.89)           17.46
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*               (.23)          (.18)          (.26)             (.63)            (.06)
   Distributions (from capital gains)*                     --             --             --              (.91)              --
   Tax return of capital*                                  --             --             --              (.34)              --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.23)          (.18)          (.26)            (1.88)            (.06)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     23.06    $     17.30    $     23.47       $     30.90      $     38.67
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                            34.91%        (25.58)%       (23.23)%          (15.94)%          82.27%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $   637,918    $   598,972    $   869,983       $ 1,158,666      $   810,392
Average Net Assets for the Period (in thousands)  $   595,791    $   736,907    $   962,343       $ 1,214,163      $   425,876
Ratio of Gross Expenses to Average Net Assets(2)         0.76%          0.74%          0.71%             0.71%            0.77%
Ratio of Net Expenses to Average Net Assets(2)           0.76%          0.74%          0.71%             0.71%            0.76%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  1.74%          0.90%          0.95%             1.88%            0.26%
Portfolio Turnover Rate                                   123%            74%            65%               67%              80%

*See Note 3 in Notes to Financial Statements.
(1) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal period ended December 31, 2003.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


116  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                         Janus Aspen Global Technology Portfolio
fiscal year or period ended December 31                                2003           2002           2001         2000(1)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $     2.31     $     3.90     $     6.49     $    10.00
----------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          (.01)           .02            .19            .16
   Net gain/(loss) on securities (both realized and unrealized)          1.09          (1.61)         (2.57)         (3.56)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.08          (1.59)         (2.38)         (3.40)
----------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                 --             --           (.21)          (.11)
   Distributions (from capital gains)*                                     --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --             --           (.21)          (.11)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $     3.39     $     2.31     $     3.90     $     6.49
----------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          46.75%        (40.77)%       (37.07)%       (34.03)%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $    5,580     $    2,721     $    5,643     $   34,950
Average Net Assets for the Period (in thousands)                   $    3,871     $    3,974     $    9,242     $   55,483
Ratio of Gross Expenses to Average Net Assets***(2)                      0.85%          0.72%          0.68%          0.69%
Ratio of Net Expenses to Average Net Assets***(2)                        0.85%          0.72%          0.67%          0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.22)%        (0.05)%         0.64%          1.64%
Portfolio Turnover Rate***                                                 46%            70%            91%            34%

For a share outstanding during the                                           Janus Aspen Global Life Sciences Portfolio
fiscal year or period ended December 31                                   2003          2002           2001           2000(1)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $      5.49    $      7.77    $      9.31    $     10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            .02            .02            .02            .05
   Net gain/(loss) on securities (both realized and unrealized)           1.42          (2.30)         (1.55)          (.72)
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          1.44          (2.28)         (1.53)          (.67)
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                  --             --             --           (.02)
   Distributions (from capital gains)*                                      --             --             --             --
   Tax return of capital*                                                   --             --           (.01)            --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                         --             --           (.01)          (.02)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $      6.93    $      5.49    $      7.77    $      9.31
------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                           26.23%        (29.34)%       (16.43)%        (6.70)%
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $     3,822    $     3,359    $     5,972     $   10,984
Average Net Assets for the Period (in thousands)                   $     3,601    $     4,432    $     6,482     $    5,372
Ratio of Gross Expenses to Average Net Assets***(2)                       0.97%          0.87%          0.81%          1.03%
Ratio of Net Expenses to Average Net Assets***(2)                         0.97%          0.87%          0.81%          1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***           (0.34)%        (0.39)%        (0.16)%         0.60%
Portfolio Turnover Rate***                                                 110%           113%           109%           137%

*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Fiscal period from January 18, 2000 (inception date) to December 31, 2000.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  117

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (continued)

For a share outstanding during the                              Janus Aspen Mid Cap Value Portfolio
period ended December, 31, 2003                                              2003(1)
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $   10.07
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                  .03
   Net gain/(loss) on securities (both realized and unrealized)                 3.54
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                                3.57
---------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                      (.03)
   Distributions (from capital gains)*                                            --
---------------------------------------------------------------------------------------------------
Total Distributions                                                             (.03)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $   13.61
---------------------------------------------------------------------------------------------------
Total Return**                                                                 35.41%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $   6,070
Average Net Assets for the Period (in thousands)                           $   4,457
Ratio of Gross Expenses to Average Net Assets***(2)                             1.25%
Ratio of Net Expenses to Average Net Assets***(2)                               1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                  0.46%
Portfolio Turnover Rate***                                                       120%

For a share outstanding during the                                Janus Aspen Flexible Income Portfolio
fiscal year ended December 31                           2003        2002          2001           2000            1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   12.30    $    11.66     $   11.46      $   11.41      $   12.05
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .63           .55           .61            .72            .76
   Net gain/(loss) on securities
    (both realized and unrealized)                        .15           .65           .26           (.02)          (.58)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          .78          1.20           .87            .70            .18
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*               (.59)         (.56)         (.67)          (.65)          (.75)
   Distributions (from capital gains)*                     --            --            --             --           (.07)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.59)         (.56)         (.67)          (.65)          (.82)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $   12.49    $    12.30     $   11.66      $   11.46      $   11.41
-------------------------------------------------------------------------------------------------------------------------
Total Return                                             6.39%        10.48%         7.74%          6.25%          1.60%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $ 576,021    $  591,189     $ 387,509      $ 242,401      $ 186,681
Average Net Assets for the Period (in thousands)    $ 623,513    $  466,274     $ 317,156      $ 206,242      $ 161,459
Ratio of Gross Expenses to Average Net Assets(2)         0.64%         0.66%         0.67%          0.76%          0.72%
Ratio of Net Expenses to Average Net Assets(2)           0.64%         0.66%         0.67%          0.76%          0.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  4.51%         5.02%         5.87%          7.02%          6.99%
Portfolio Turnover Rate                                   154%          229%          308%           202%           116%

*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Fiscal period from May 1, 2003 (inception date) to December 31, 2003.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


118  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the                                      Janus Aspen Money Market Portfolio
fiscal year ended December 31                          2003             2002           2001             2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                             .01             .02             .04             .06              .05
   Net gain/(loss) on securities
     (both realized and unrealized)                          --(1)           --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            .01             .02             .04             .06              .05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                 (.01)           (.02)           (.04)           (.06)            (.05)
   Distributions (from capital gains)*                       --(1)           --              --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.01)           (.02)           (.04)           (.06)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      1.00     $      1.00     $      1.00     $      1.00      $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               0.86%           1.63%           4.22%           6.29%            4.98%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    20,761     $    73,402     $   100,231      $   70,808      $    69,266
Average Net Assets for the Period (in thousands)    $    31,124     $    93,310     $    96,524      $   64,491      $    54,888
Ratio of Gross Expenses to Average Net Assets(2)           0.50%           0.39%           0.34%           0.36%           0.43%
Ratio of Net Expenses to Average Net Assets(2)             0.50%           0.39%           0.34%           0.36%            0.43%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                    0.87%           1.63%           4.07%           6.13%            4.94%

*See Note 3 in Notes to Financial Statements.
(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES

                                                                                              Janus Aspen
For a share outstanding during the                                                          Growth Portfolio
fiscal year ended December 31                                               2003           2002           2001          2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $     14.48   $     19.76    $     26.36    $     33.52
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                  .09          (.04)          (.02)          (.01)
   Net gain/(loss) on securities (both realized and unrealized)                 4.47         (5.24)         (6.54)         (4.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                4.56         (5.28)         (6.56)         (4.59)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                        --            --             --             --
   Distributions (from capital gains)*                                            --            --           (.04)         (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               --            --           (.04)         (2.57)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $     19.04   $     14.48    $     19.76    $     26.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                                   31.49%       (26.72)%       (24.90)%       (14.75)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $   211,100   $   177,327    $   237,012    $   104,656
Average Net Assets for the Period (in thousands)                         $   188,994   $   219,594    $   160,200    $    29,782
Ratio of Gross Expenses to Average Net Assets(1)                                0.92%         0.92%          0.91%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                                  0.92%         0.92%          0.91%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets                     0.55%        (0.33)%        (0.20)%        (0.07)%
Portfolio Turnover Rate                                                           24%           36%            48%            47%

                                                                                       Janus Aspen
                                                                                  Capital Appreciation
For a share outstanding during the                                                      Portfolio
fiscal year ended December 31                                         2003         2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     17.24    $     20.57    $     26.54    $     32.77
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          .01            .06            .14            .27
   Net gain/(loss) on securities (both realized and unrealized)         3.48          (3.33)         (5.92)         (6.27)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        3.49          (3.27)         (5.78)         (6.00)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                              (.05)          (.06)          (.19)          (.22)
   Distributions (from capital gains)*                                    --             --             --           (.01)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.05)          (.06)          (.19)          (.23)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     20.68    $     17.24    $     20.57    $     26.54
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                           20.23%        (15.93)%       (21.83)%       (18.37)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   427,292    $   367,266    $   498,094    $   527,960
Average Net Assets for the Period (in thousands)                 $   390,044    $   432,801    $   514,004    $   311,628
Ratio of Gross Expenses to Average Net Assets(1)                        0.93%          0.92%          0.91%          0.92%
Ratio of Net Expenses to Average Net Assets(1)                          0.93%          0.92%          0.91%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets             0.07%          0.30%          0.69%          1.52%
Portfolio Turnover Rate                                                   41%            62%            67%            41%

*See Note 3 in Notes to Financial Statements.
(1)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


120  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       Janus Aspen
For a share outstanding during the                                             Mid Cap Growth Portfolio(1)
fiscal year ended December 31                                        2003           2002         2001           2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     15.62   $     21.73    $     35.97    $     59.16
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          .29          (.04)          (.09)           .12
   Net gain/(loss) on securities (both realized and unrealized)         5.14         (6.07)        (14.15)        (16.98)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        5.43         (6.11)        (14.24)        (16.86)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                --            --             --             --
   Distributions (from capital gains)*                                    --            --             --          (4.58)
   Tax return of capital*                                                 --            --             --          (1.75)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --            --             --          (6.33)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     21.05   $     15.62    $     21.73    $     35.97
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                           34.76%       (28.12)%       (39.59)%       (31.78)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   204,838   $   137,089    $   169,656    $   126,135
Average Net Assets for the Period (in thousands)                 $   167,689   $   149,682    $   146,884    $    43,775
Ratio of Gross Expenses to Average Net Assets(2)                        0.92%         0.92%          0.92%          0.92%
Ratio of Net Expenses to Average Net Assets(2)                          0.92%         0.92%          0.92%          0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets             1.54%        (0.32)%        (0.48)%        (0.65)%
Portfolio Turnover Rate                                                   36%           63%            99%            82%

                                                                                       Janus Aspen
                                                                                    Growth and Income
For a share outstanding during the                                                      Portfolio
fiscal year ended December 31                                        2003           2002         2001          2000
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    11.56     $   $14.87    $    17.35    $    20.63
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                         .06            .08           .12           .07
   Net gain/(loss) on securities (both realized and unrealized)        2.66          (3.31         (2.47)        (2.99)
-------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       2.72          (3.23)        (2.35)        (2.92)
-------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                             (.06)          (.08)         (.13)         (.05)
   Distributions (from capital gains)*                                   --             --            --          (.31)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (.06)          (.08)         (.13)         (.36)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $    14.22     $    11.56    $    14.87    $    17.35
-------------------------------------------------------------------------------------------------------------------------
Total Return                                                          23.60%        (21.77)%      (13.58)%      (14.31)%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   62,223     $    62,087   $    85,154   $   54,212
Average Net Assets for the Period (in thousands)                 $   61,252     $    78,089   $    73,705   $   12,868
Ratio of Gross Expenses to Average Net Assets(2)                       1.10%           1.01%         0.95%        1.11%
Ratio of Net Expenses to Average Net Assets(2)                         1.10%           1.01%         0.95%        1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets            0.44%           0.57%         0.91%        1.20%
Portfolio Turnover Rate                                                  43%             54%           52%          37%

*See Note 3 in Notes to Financial Statements.
(1)   Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                                                         Janus Aspen
For a share outstanding during the                                                  Core Equity Portfolio
fiscal year ended December 31                                           2003          2002           2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $   13.16     $   16.15      $   19.05    $   27.15
---------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            .32           .01            .05          .01
   Net gain/(loss) on securities (both realized and unrealized)           2.98         (2.99)         (2.31)       (1.93)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          3.30         (2.98)         (2.26)       (1.92)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                (.04)         (.01)          (.05)        (.01)
   Distributions (from capital gains)*                                      --            --           (.59)       (6.17)
   Tax return of capital*                                                   --(1)         --             --           --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.04)         (.01)          (.64)       (6.18)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $   16.42     $   13.16      $   16.15    $   19.05
---------------------------------------------------------------------------------------------------------------------------
Total Return                                                             25.08%       (18.45)%       (12.04)%      (8.24)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $     289     $   1,251      $     971    $     306
Average Net Assets for the Period (in thousands)                     $     219     $   1,012      $     612    $      93
Ratio of Gross Expenses to Average Net Assets(2)                          1.50%         1.50%          1.30%        1.52%
Ratio of Net Expenses to Average Net Assets(2)                            1.50%         1.50%          1.30%        1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets               2.20%         0.09%          0.44%        0.38%
Portfolio Turnover Rate                                                     82%           97%           114%          95%


                                                                                          Janus Aspen
For a share outstanding during the                                                     Balanced Portfolio
fiscal year ended December 31                                           2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $     21.32     $     23.31    $     24.92     $     27.82
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            .39             .45            .47             .17
   Net gain/(loss) on securities (both realized and unrealized)           2.52           (2.00)         (1.68)           (.52)
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                          2.91           (1.55)         (1.21)           (.35)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                (.41)           (.44)          (.40)           (.22)
   Distributions (from capital gains)*                                      --              --             --           (2.31)
   Tax return of capital*                                                   --              --             --            (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       (.41)           (.44)          (.40)          (2.55)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $     23.82     $     21.32    $     23.31     $     24.92
-------------------------------------------------------------------------------------------------------------------------------
Total Return                                                             13.72%          (6.67)%        (4.90)%         (1.37)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $   431,044     $   282,367    $   192,338     $    48,634
Average Net Assets for the Period (in thousands)                   $   349,871     $   237,813    $   108,835     $    13,810
Ratio of Gross Expenses to Average Net Assets(2)                          0.92%           0.92%          0.91%           0.92%
Ratio of Net Expenses to Average Net Assets(2)                            0.92%           0.92%          0.91%           0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets               1.90%           2.28%          2.58%           2.93%
Portfolio Turnover Rate                                                     69%             94%           114%             72%

*See Note 3 in Notes to Financial Statements.
(1) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2003.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


122  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Janus Aspen
For a share outstanding during the                                                Worldwide Growth Portfolio
fiscal year ended December 31                                           2003           2002            2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $     20.95     $     28.38     $     36.77     $     47.49
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                           .31             .14             .17            (.07)
   Net gain/(loss) on securities (both realized and unrealized)          4.63           (7.43)          (8.48)          (6.97)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         4.94           (7.29)          (8.31)          (7.04)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                               (.19)           (.14)           (.08)           (.02)
   Distributions (from capital gains)*                                     --              --              --           (3.52)
   Tax return of capital*                                                  --(1)           --              --            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.19)           (.14)           (.08)          (3.68)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     25.70     $     20.95     $     28.38     $     36.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                            23.68%         (25.71)%        (22.62)%        (15.99)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   236,991     $   192,629     $   171,392     $    71,757
Average Net Assets for the Period (in thousands)                  $   207,451     $   188,639     $   119,429     $    22,158
Ratio of Gross Expenses to Average Net Assets(2)                         0.96%           0.95%           0.94%           0.95%
Ratio of Net Expenses to Average Net Assets(2)                           0.96%           0.95%           0.94%           0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets              1.44%           0.64%           0.47%           0.29%
Portfolio Turnover Rate                                                   126%             73%             82%             66%


                                                                                           Janus Aspen
For a share outstanding during the                                               International Growth Portfolio
fiscal year ended December 31                                         2003             2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $     17.18     $     23.30     $     30.64     $     38.29
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                           .25             .13             .18             .46
   Net gain/(loss) on securities (both realized and unrealized)          5.64           (6.12)          (7.35)          (6.39)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         5.89           (5.99)          (7.17)          (5.93)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                               (.18)           (.13)           (.17)           (.47)
   Distributions (from capital gains)*                                     --              --              --            (.91)
   Tax return of capital*                                                  --              --              --            (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (.18)           (.13)           (.17)          (1.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     22.89     $     17.18     $     23.30     $     30.64
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                            34.53%         (25.76)%        (23.43)%        (16.14)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   457,965     $   380,620     $   541,803     $   497,212
Average Net Assets for the Period (in thousands)                  $   391,922     $   477,995     $   522,001     $   269,680
Ratio of Gross Expenses to Average Net Assets(2)                         1.01%           0.99%           0.96%           0.96%
Ratio of Net Expenses to Average Net Assets(2)                           1.01%           0.99%           0.96%           0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets              1.37%           0.67%           0.68%           1.85%
Portfolio Turnover Rate                                                   123%             74%             65%             67%

*See Note 3 in Notes to Financial Statements.
(1) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal period ended December 31, 2003.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                                                         Janus Aspen
For a share outstanding during the                                                Global Technology Portfolio
fiscal year or period ended December 31                                2003           2002            2001           2000(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $      2.41     $      4.08     $      6.55     $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                            --              --             .02             .05
   Net gain/(loss) on securities (both realized and unrealized)          1.12           (1.67)          (2.46)          (3.46)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         1.12           (1.67)          (2.44)          (3.41)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                 --              --            (.03)           (.04)
   Distributions (from capital gains)*                                     --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        --              --            (.03)           (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $      3.53     $      2.41     $      4.08     $      6.55
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                          46.47%         (40.93)%        (37.31)%        (34.11)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   180,513     $   127,656     $   287,103     $   374,544
Average Net Assets for the Period (in thousands)                  $   147,151     $   191,037     $   307,222     $   268,923
Ratio of Gross Expenses to Average Net Assets***(2)                      1.10%           0.97%           0.95%           0.94%
Ratio of Net Expenses to Average Net Assets***(2)                        1.10%           0.97%           0.94%           0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets***          (0.44)%         (0.29)%          0.42%           1.14%
Portfolio Turnover Rate***                                                 46%             70%             91%             34%

                                                                                       Janus  Aspen
For a share outstanding during the                                              Global Life Sciences Portfolio
fiscal year or period ended December 31                                2003          2002            2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $     5.46      $     7.75      $     9.31      $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                           --              --              --              --
   Net gain/(loss) on securities (both realized and unrealized)         1.43           (2.29)          (1.56)           (.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        1.43           (2.29)          (1.56)           (.69)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                --              --              --              --
   Distributions (from capital gains)*                                    --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $     6.89      $     5.46      $     7.75      $     9.31
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         26.19%         (29.55)%        (16.76)%         (6.90)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   31,282      $   26,514      $   44,161      $   48,005
Average Net Assets for the Period (in thousands)                  $   28,604      $   34,475      $   38,230      $   16,247
Ratio of Gross Expenses to Average Net Assets***(2)                     1.22%           1.12%           1.07%           1.20%
Ratio of Net Expenses to Average Net Assets***(2)                       1.22%           1.12%           1.06%           1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         (0.59)%         (0.63)%         (0.43)%         (0.03)%
Portfolio Turnover Rate***                                               110%            113%            109%            137%

*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Fiscal period from January 18, 2000 (inception date) to December 31, 2000.
(2)   See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


124  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Janus Aspen
For a share outstanding during the                                     International Value Portfolio(1)
fiscal year or period ended December 31                              2003          2002        2001(2)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    9.00     $   10.49     $   10.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                         .06            --           .01
   Net gain/(loss) on securities (both realized and unrealized)        2.95         (1.41)          .49
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                       3.01         (1.41)          .50
-----------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                             (.04)           --          (.01)
   Distributions (from capital gains)*                                   --          (.08)           --
   Tax return of capital*                                              (.02)           --            --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                    (.06)         (.08)         (.01)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $   11.95     $    9.00     $   10.49
-----------------------------------------------------------------------------------------------------------
Total Return**                                                        33.39%       (13.37)%        4.97%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   8,481     $   5,969     $   2,108
Average Net Assets for the Period (in thousands)                  $   6,758     $   3,989     $   1,947
Ratio of Gross Expenses to Average Net Assets***(3)                    1.50%         1.50%         1.50%
Ratio of Net Expenses to Average Net Assets***(3)                      1.50%         1.50%         1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***         0.40%        (0.09)%        0.10%
Portfolio Turnover Rate***                                               31%          106%           22%

                                                                  Janus Aspen
                                                                    Mid Cap             Janus Aspen
                                                                     Value            Small Cap Value
For a share outstanding during the                                 Portfolio             Portfolio
fiscal year or period ended December 31                               2003           2003        2002(4)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $    10.00     $     9.92    $    10.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                          .02            .02            --
   Net gain/(loss) on securities (both realized and unrealized)         3.60           4.26          (.08)
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                                        3.62           4.28          (.08)
-----------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                              (.01)            --            --
   Distributions (from capital gains)*                                    --             --            --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                     (.01)            --            --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $    13.61     $    14.20    $     9.92
-----------------------------------------------------------------------------------------------------------
Total Return**                                                         36.24%         43.15%        (0.80)%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $   23,628     $    1,626    $      496
Average Net Assets for the Period (in thousands)                  $   14,025     $      856    $       --
Ratio of Gross Expenses to Average Net Assets***(3)                     1.50%          1.60%          N/A
Ratio of Net Expenses to Average Net Assets***(3)                       1.50%          1.60%          N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***          0.20%          0.14%          N/A
Portfolio Turnover Rate***                                               120%            50%            0%

*See Note 3 in Notes to Financial Statements.
**Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1)   Formerly named Janus Aspen Global Value Portfolio.
(2)   Fiscal period from May 1, 2001 (inception date) to December 31, 2001.
(3)   See Note 5 in Notes to Financial Statements.
(4)   Portfolio commenced operations on December 31, 2002 (inception date).

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - SERVICE SHARES (continued)

                                                                                   Janus Aspen
For a share outstanding during the                                   Risk-Managed Large Cap Growth Portfolio
period ended December 31, 2003                                                       2003(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $ 10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                          --
   Net gain/(loss) on securities (both realized and unrealized)                        2.54
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       2.54
------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                               --
   Distributions (from capital gains)*                                                 (.10)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    (.10)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $ 12.44
------------------------------------------------------------------------------------------------------------
Total Return**                                                                        25.38%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                            $ 9,401
Average Net Assets for the Period (in thousands)                                    $ 8,135
Ratio of Gross Expenses to Average Net Assets***(2)                                    1.50%
Ratio of Net Expenses to Average Net Assets***(2)                                      1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                        (0.67)%
Portfolio Turnover Rate***                                                               65%


                                                                                   Janus Aspen
For a share outstanding during the                                     Risk-Managed Large Cap Core Portfolio
period ended December 31, 2003                                                      2003(1)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                $ 10.00
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                                          --
   Net gain/(loss) on securities (both realized and unrealized)                        2.50
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                       2.50
------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                                               --
   Distributions (from capital gains)*                                                 (.01)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    (.01)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                      $ 12.49
------------------------------------------------------------------------------------------------------------
Total Return**                                                                        24.99%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                           $ 11,337
Average Net Assets for the Period (in thousands)                                    $ 8,414
Ratio of Gross Expenses to Average Net Assets***(2)                                    1.50%
Ratio of Net Expenses to Average Net Assets***(2)                                      1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***                            0%
Portfolio Turnover Rate***                                                               61%

  *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.
(1) Fiscal period from January 2, 2003 (inception date) to December 31, 2003.
(2) See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.


126  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Janus Aspen
For a share outstanding during the                                         Flexible Income Portfolio
fiscal year ended December 31                                       2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 12.82     $ 11.98     $ 11.62    $ 11.41
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                       .53         .34         .47        .53
   Net gain/(loss) on securities (both realized and unrealized)       .26         .87         .39        .14
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      .79        1.21         .86        .67
-------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                           (.50)       (.37)       (.50)      (.46)
   Distributions (from capital gains)*                                 --          --          --         --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (.50)       (.37)       (.50)      (.46)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  13.11    $ 12.82     $ 11.98    $ 11.62
-------------------------------------------------------------------------------------------------------------
Total Return                                                         6.17%      10.16%       7.49%      6.00%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $31,272     $14,025     $ 2,136    $   568
Average Net Assets for the Period (in thousands)                  $23,523     $ 7,218     $ 1,452    $   187
Ratio of Gross Expenses to Average Net Assets(1)                     0.89%       0.91%       0.91%      0.99%
Ratio of Net Expenses to Average Net Assets(1)                       0.89%       0.91%       0.90%      0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets          4.26%       4.61%       5.56%      6.54%
Portfolio Turnover Rate                                               154%        229%        308%       202%

                                                                                   Janus Aspen
For a share outstanding during the                                           Money Market Portfolio
fiscal year ended December 31                                       2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $  1.00     $  1.00     $  1.00    $  1.00
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                       .01         .01         .04        .06
   Net gain/(loss) on securities                                       --(2)       --          --         --
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                      .01         .01         .04        .06
-------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*                           (.01)       (.01)       (.04)      (.06)
   Distributions (from capital gains)*                                 --(2)       --          --         --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                  (.01)       (.01)       (.04)      (.06)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  1.00     $  1.00     $  1.00    $  1.00
-------------------------------------------------------------------------------------------------------------
Total Return                                                         0.59%       1.36%       3.97%      6.03%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $    11     $    11     $    11    $    10
Average Net Assets for the Period (in thousands)                  $    11     $    11     $    11    $    10
Ratio of Gross Expenses to Average Net Assets(1)                     0.77%       0.66%       0.59%      0.61%
Ratio of Net Expenses to Average Net Assets(1)                       0.77%       0.66%       0.59%      0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets          0.59%       1.35%       3.91%      5.84%

*See Note 3 in Notes to Financial Statements.
(1)  See Note 5 in Notes to Financial Statements.
(2) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.


                                      Janus Aspen Series  December 31, 2003  127

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights - Service II Shares

                                                                        Janus Aspen                  Janus Aspen
For a share outstanding during the                              Worldwide Growth Portfolio  International Growth Portfolio
fiscal year ended December 31                                       2003         2002             2003       2002(1)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 21.02      $ 28.49         $  17.27     $  23.24
--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                       .17          .15              .17          .04
   Net gain/(loss) on securities (both realized and unrealized)      4.79        (7.47)            5.75        (6.01)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     4.96        (7.32)            5.92        (5.97)
--------------------------------------------------------------------------------------------------------------------------
Distributions and Other:
   Dividends (from net investment income)*                           (.19)        (.15)            (.18)        (.04)
   Distributions (from capital gains)*                                 --           --               --           --
   Tax return of capital*                                              --(2)        --               --           --
   Redemption fees                                                     --           --              .01          .04
--------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                                        (.19)        (.15)            (.17)          --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 25.79      $ 21.02         $  23.02     $  17.27
--------------------------------------------------------------------------------------------------------------------------
Total Return                                                        23.70%      (25.71)%          34.55%      (25.51)%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                          $     9      $     7         $ 60,206     $ 35,742
Average Net Assets for the Period (in thousands)                  $     8      $     9         $ 47,299     $ 15,892
Ratio of Gross Expenses to Average Net Assets(3)                     0.96%        0.95%            1.01%        1.01%
Ratio of Net Expenses to Average Net Assets(3)                       0.96%        0.95%            1.01%        1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets          0.80%        0.64%            0.98%        0.47%
Portfolio Turnover Rate                                               126%          73%             123%          74%




                                                                             Janus Aspen
For a share outstanding during the                                   Global Technology Portfolio
fiscal year ended December 31                                             2003       2002(1)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $   2.44     $   4.13
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              --          .01
   Net gain/(loss) on securities (both realized and unrealized)            1.14        (1.71)
--------------------------------------------------------------------------------------------------
Total from Investment Operations                                           1.14        (1.70)
--------------------------------------------------------------------------------------------------
Distributions and Other:
   Dividends (from net investment income)*                                   --           --
   Distributions (from capital gains)*                                       --           --
   Redemption fees                                                          .01          .01
--------------------------------------------------------------------------------------------------
Total Distributions and Other                                               .01          .01
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $   3.59     $   2.44
--------------------------------------------------------------------------------------------------
Total Return                                                              47.13%      (40.92)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $ 28,634     $ 13,911
Average Net Assets for the Period (in thousands)                       $ 21,419     $  6,085
Ratio of Gross Expenses to Average Net Assets(3)                           1.10%        1.04%
Ratio of Net Expenses to Average Net Assets(3)                             1.10%        1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets               (0.44)%      (0.42)%
Portfolio Turnover Rate                                                      46%          70%

*See Note 3 in Notes to Financial Statements.
(1) Certain prior year amounts have been reclassified to conform to current year presentation.
(2) Tax return of capital aggregated less than $.01 on a per share basis for the fiscal period ended December 31, 2003.
(3)  See Note 5 in Notes to Financial Statements.


See Notes to Financial Statements.


128  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index          Is an unmanaged group of 400 domestic stocks
                              chosen for their market size, liquidity and industry group representation.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 21 Developed Market countries in Europe, Australasia and the Far East.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International World Index(SM) of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Lehman Brothers               Is composed of all bonds that are investment grade
Government/Credit Index       with at least one year until maturity.

Russell Midcap Growth Index   Consists of stocks from the Russell MidCap Index
                              with a greater-than-average growth orientation.
                              The Russell MidCap Index consists of the smallest
                              800 companies in the Russell 1000 Index, as ranked by total market capitalization.

Russell Midcap Value Index    Measures the performance of those Russell MidCap
                              companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell 1000 Growth Index     Measures the performance of those Russell 1000
                              companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index      Measures the performance of those Russell 2000
                              companies with lower price-to-book ratios and lower forecasted growth values.

Dow Jones Industrial Average  Is an unmanaged index which represents share prices of selected blue chip industrial
                              corporations as well as public utility and transportation companies.

NASDAQ Composite Index        Is an unmanaged index that measures all NASDAQ
                              domestic and non-U.S. based common stocks listed on the NASDAQ stock market.

Balanced Index                The Balanced Index is a hypothetical combination
                              of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

New York Shares               Securities of foreign companies trading on the New
                              York Stock Exchange

NVDR                          Non-Voting Depository Receipt

PLC                           Public Limited Company

SDR                           Swedish Depository Receipt

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.


                                     Janus Aspen Series   December 31, 2003  129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (continued)

 *Non-income-producing security.

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

(omega) Rate is subject to change. Rate shown reflects current rate.

(delta) Security is a defaulted security in Janus Aspen Global Technology
  Portfolio and Janus Aspen Flexible Income Portfolio with accrued interest in the amounts of $40,000 and $39,840, respectively, that was written-off December 10, 2001.

(beta) Security is illiquid.

(pi) Security is a U.S. Treasury Inflation-Protected Security (TIPS).

# Loaned Security, a portion or all of the security is on loan at December 31, 2003.

+ The security is purchased with the cash collateral received from securities on loan (Note 1).

(sigma) Fair valued security.


ss. SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                         Value as
                                                    Acquisition     Acquisition                            % of
                                                       Date            Cost              Value          Net Assets
------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio
   China Steel Corp. (144A) (GDR)                    10/16/03      $13,334,920       $14,269,050           0.4%
------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00%
convertible senior subordinated debentures
     due 5/1/03 (144A)(sigma)                          3/6/00      $   800,000       $         0           0.0%
Mercury Interactive Corp., 4.75%
     convertible notes, due 7/1/07 (144A)             6/27/00      $   900,000       $   892,125           0.4%
------------------------------------------------------------------------------------------------------------------
                                                                   $ 1,700,000       $ 1,892,125           0.4%
------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio
Candescent Technologies Corp., 8.00%
     convertible senior subordinated debentures
     due 5/1/03 (144A)(sigma)                          3/6/00      $   796,800       $         0           0.0%
Fleetwood Enterprises, Inc., 5.00%
subordinated convertible debentures
     due 12/15/23 (144A)                             12/17/03      $    80,000       $    92,900           0.0%
------------------------------------------------------------------------------------------------------------------
                                                                   $   876,800       $    92,900           0.0%
------------------------------------------------------------------------------------------------------------------

The portfolios have registration rights for certain restricted securities held as of December 31, 2003. The issuer incurs all registration costs.

Variable rate notes are notes, the interest rate on which is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2003.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a portfolio are fully collateralized, and such collateral is in the possession of the portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.


130  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (collectively the "Portfolios" and individually the "Portfolio") are series funds. The Portfolios are part of Janus Aspen Series (the "Trust"), which was organized as a Delaware Trust (now called a Delaware statutory trust) on May 20, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen portfolios or series of shares with differing investment objectives and policies. Fifteen Portfolios invest primarily in equity securities: Janus Aspen Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Growth and Income Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio. Janus Aspen Flexible Income Portfolio invests primarily in income-producing securities. Janus Aspen Money Market Portfolio invests in short-term money market securities. Each of the Portfolios are classified as diversified, as defined in the 1940 Act, with the exception of Janus Aspen Capital Appreciation Portfolio, Janus Aspen Global Technology Portfolio and Janus Aspen International Value Portfolio, which are classified as nondiversified. The Portfolios are no-load investments.

The Trust currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amounts of $500,000,$500,000, $10,000 and $10,000, respectively, for the following Portfolios on December 31, 2002: Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio began investment operations on December 31, 2002. Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio began investment operations on January 2, 2003. Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio and Janus Aspen Risk-Managed Large Cap Growth Portfolio each have one class of shares, Service Shares. Janus Aspen Mid Cap Value Portfolio has two classes of shares, Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Portfolios' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Aspen Money Market Portfolio are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities between the closing of their principal markets and the time the net asset value (NAV) is determined, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolios' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.


                                      Janus Aspen Series  December 31, 2003  131

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

SECURITIES LENDING

Under procedures adopted by the Trustees, the Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit and such other collateral permitted by the SEC. The lending agent may invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, U.S. Government securities, letters of credit, foreign bonds or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolios and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2003, the following Portfolios had on loan securities as indicated:

                                                                   Value at
Portfolio                                                     December 31, 2003
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                   $ 150,687,019
Janus Aspen Capital Appreciation Portfolio                        25,721,942
Janus Aspen Mid Cap Growth Portfolio(1)                          160,689,501
Janus Aspen Growth and Income Portfolio                            1,455,731
Janus Aspen Balanced Portfolio                                   460,399,112
Janus Aspen Worldwide Growth Portfolio                           177,829,399
Janus Aspen International Growth Portfolio                        77,500,891
Janus Aspen Global Technology Portfolio                           10,814,943
Janus Aspen Flexible Income Portfolio                            115,007,096
--------------------------------------------------------------------------------
(1) Formerly named Janus Aspen Aggressive Growth Portfolio.

As of December 31, 2003, the following Portfolios received cash collateral in accordance with securities lending activity as indicated:

                                                             Cash Collateral at
Portfolio                                                    December 31, 2003
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                   $ 154,119,543
Janus Aspen Capital Appreciation Portfolio                        26,355,006
Janus Aspen Mid Cap Growth Portfolio(1)                          164,335,384
Janus Aspen Growth and Income Portfolio                            1,508,012
Janus Aspen Balanced Portfolio                                   470,668,755
Janus Aspen Worldwide Growth Portfolio                           185,846,031
Janus Aspen International Growth Portfolio                        80,727,361
Janus Aspen Global Technology Portfolio                           11,188,129
Janus Aspen Flexible Income Portfolio                            117,349,254
--------------------------------------------------------------------------------
(1) Formerly named Janus Aspen Aggressive Growth Portfolio.

As of December 31, 2003, Janus Aspen Capital Appreciation Portfolio, Janus Aspen Mid Cap Growth Portfolio and Janus Aspen Balanced Portfolio invested $988,295, $1,588,113 and $2,368,022, respectively, of the cash collateral received in letters of credit. Janus Aspen Worldwide Growth Portfolio invested $10,536,994 of the cash collateral received in U.S. Treasury bonds. During the fiscal year or period ended December 31, 2003, there were no such securities lending agreements for Janus Aspen Core Equity Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio and Janus Aspen Money Market Portfolio.

The borrower pays fees at the Portfolios' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Portfolios' portion of the interest income earned on cash collateral is included on the Statement of Operations.

INTERFUND LENDING

Pursuant to an exemptive order received from the SEC, each of the Portfolios may be party to an interfund lending agreement between the Portfolios and other mutual funds advised by Janus Capital or its affiliates, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending portfolios. Loans totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the value of the loan; loans of less than 10% may be unsecured.

During the fiscal year ended December 31, 2003, Janus Aspen Flexible Income Portfolio borrowed cash at a weighted average rate ranging from 1.269% to 1.394% and interest expense amounted to $1,804. Interest expense is included on the Statement of Operations. As of December 31, 2003, there were no outstanding borrowing or lending arrangements for the Portfolios. Only Janus Aspen Flexible Income Portfolio participated in such borrowings during the fiscal year ended December 31, 2003.

FORWARD CURRENCY TRANSACTIONS

The Portfolios may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations.


132  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

Forward currency contracts held by the Portfolios are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

FUTURES CONTRACTS

The Portfolios may enter into futures contracts. The Portfolios intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported on the Statement of Operations. Generally, futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

OPTIONS CONTRACTS

The Portfolios may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolios generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio may use option contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Portfolios receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability on the Statement of Assets and Liabilities. Gains and losses are reported on the Statement of Operations. Janus Aspen Global Life Sciences Portfolio recognized a realized loss of $152,735 from written options for the fiscal year ended December 31, 2003.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolios' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the fiscal year ended December 31, 2003, was as follows:

                                                        Number       Amount
Call Options                                         of Options   of Premiums
--------------------------------------------------------------------------------
Janus Aspen Global Life Sciences Portfolio
Options outstanding at December 31, 2002                   0       $      0
Options written                                          232         42,865
Options closed or expired                               (232)       (42,865)
Options exercised                                          0              0
Options outstanding at December 31, 2003                   0              0
--------------------------------------------------------------------------------

SHORT SALES

Each Portfolio, except for Janus Aspen Money Market Portfolio, may engage in "short sales against the box." Short sales against the box involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box in anticipation of an expected decline in the market price of that security. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

Each Portfolio, except for Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio, may also engage in "naked" short sales. Naked short sales involve a Portfolio selling a security it does not own to a purchaser


                                      Janus Aspen Series  December 31, 2003  133

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

at a specified price. To complete the transaction, a Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain is limited to the difference between the price at which the Portfolio sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

There is no assurance that a Portfolio will be able to close out a short position at any particular time. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in size, will be recognized upon termination of a short sale. Gains and losses are reported on the Statement of Operations. During the fiscal year ended December 31, 2003, Janus Aspen Global Life Sciences Portfolio participated in short sales. Dividend expense on short sales is recorded on the ex-dividend date.

WHEN-ISSUED SECURITIES

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price.

FOREIGN CURRENCY TRANSLATIONS

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counter-party to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS

The Portfolios may invest in initial public offerings (IPOs). A Portfolio's performance may be significantly affected, positively or negatively, by investments in IPOs. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolios may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each of the Portfolios, except Janus Aspen Money Market Portfolio, generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly for Janus Aspen Money Market Portfolio. The majority of dividends and capital gains distributions from a Portfolio will be automatically reinvested into additional shares of that Portfolio.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Portfolios intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING

Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.


134  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENTS AND
   TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Portfolios. Each of the equity Portfolios, except Janus Aspen Mid Cap Value Portfolio and Janus Aspen Small Cap Value Portfolio, is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average daily net assets. Janus Aspen Flexible Income Portfolio is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average daily net assets plus .55% of average daily net assets in excess of $300 million. Janus Aspen Money Market Portfolio's advisory fee rate is .25% of average daily net assets. Janus Aspen Mid Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Portfolio, reduced by the subadvisory fee paid by the Portfolio directly to the Portfolio's subadviser, Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Janus Aspen Small Cap Value Portfolio has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the average daily net assets of the Portfolio.

Perkins serves as subadviser to Janus Aspen Mid Cap Value Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Bay Isle Financial LLC ("Bay Isle") serves as subadviser to Janus Aspen Small Cap Value Portfolio. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital pays Bay Isle a subadvisory fee at an annual rate of 0.75% of average daily net assets from its management fee for managing the Portfolio.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolios.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, may receive from Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed to reimburse Janus Aspen Core Equity Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio, Janus Aspen Mid Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio and Janus Aspen Risk-Managed Large Cap Core Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of each of the Portfolios until May 1, 2005.

Janus Capital has agreed to reimburse the Janus Aspen Small Cap Value Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.35%, 1.00% and .50%, respectively, of the Portfolios' respective average daily net assets until May 1, 2005.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Portfolios may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Portfolios.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Portfolios. Service and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolios in connection with the distribution of Service and Service II Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen Global Technology Portfolio held for 60 days or less. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Portfolios rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolios' asset level and cash flow due to short-term money movements in and out of the Portfolios. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Aspen International Growth Portfolio - Service II Shares and Janus


                                      Janus Aspen Series  December 31, 2003  135

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Aspen Global Technology Portfolio - Service II Shares were $13,676 and $42,320, respectively, for the fiscal year ended December 31, 2003. No redemption fees were received by Janus Aspen Worldwide Growth Portfolio - Service II Shares during the fiscal year ended December 31, 2003.

During the fiscal year ended December 31, 2003, Janus Capital reimbursed Janus Aspen Capital Appreciation Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio and Janus Aspen Mid Cap Value Portfolio for certain trading and valuation errors, the amounts of which were insignificant.

The Portfolios' expenses may be reduced by voluntary brokerage credits from affiliated or unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets on the Statement of Operations. Brokerage commissions paid to the brokers reduce transfer agent fees and expenses. The Portfolios could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. ("DST"), a subsidiary of Janus Capital Group Inc. ("JCGI"), provides a shareholder accounting system to the Portfolios for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged
32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses on the Statement of Operations. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the fiscal year or period ended Decem-ber 31, 2003, are noted below.

                                                       DST Securities, Inc.  Portfolio Expense   DST Systems
Portfolio                                                Commissions Paid        Reduction          Costs
------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                                  $ 7,407             $5,556          $(1,234)
Janus Aspen Capital Appreciation Portfolio                      4,157              3,118            1,203
Janus Aspen Mid Cap Growth Portfolio(1)                         7,447              5,587           (1,178)
Janus Aspen Growth and Income Portfolio                           301                226            3,879
Janus Aspen Core Equity Portfolio                                  66                 49            4,019
Janus Aspen Balanced Portfolio                                 12,861              9,648           (5,294)

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio                          9,596              7,199           (1,119)
Janus Aspen International Growth Portfolio                         --                 --            5,939
Janus Aspen Global Technology Portfolio                            --                 --            5,553
Janus Aspen Global Life Sciences Portfolio                         --                 --            4,063
Janus Aspen International Value Portfolio(2)                      206                154            2,528

VALUE
Janus Aspen Mid Cap Value Portfolio                                --                 --            6,326
Janus Aspen Small Cap Value Portfolio                              --                 --            2,143

RISK-MANAGED
Janus Aspen Risk-Managed Large Cap Growth Portfolio(3)             --                 --            2,141
Janus Aspen Risk-Managed Large Cap Core Portfolio(3)               --                 --            2,155

FIXED-INCOME
Janus Aspen Flexible Income Portfolio                              --                 --            4,222
Janus Aspen Money Market Portfolio                                 --                 --            4,061
------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.
(3)  Fiscal period from January 2, 2003 (inception date) to December 31, 2003.


136  Janus Aspen Series  December 31, 2003

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3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolios must satisfy under the income tax regulations, (2) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2003, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between December 31, 2007 and December 31, 2011. Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio utilized $4,828,567 and $465, respectively, of net capital loss carryovers for the fiscal year ended December 31, 2003.

In 2003, the Portfolios noted below incurred "Post-October" losses during the period from November 1, 2003 through December 31, 2003. These losses will be deferred for tax purposes and recognized in 2004.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolios have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                                       Net Tax AP/DP
                                       Undistributed   Undistributed                                     on Foreign      Net Tax
                                          Ordinary       Long-Term      Accumulated     Post-October      Currency       AP/DP on
Portfolio                                  Income          Gains       Capital Losses     Deferral      and Futures    Investments
----------------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE

Janus Aspen Growth Portfolio           $   286,580              --    $(1,330,268,777)  $(5,829,384)    $       (5)   $249,183,937
Janus Aspen Capital Appreciation
  Portfolio                                173,968              --       (757,029,507)   (6,450,072)           731     185,383,823
Janus Aspen Mid Cap Growth
  Portfolio(1)                                  --              --     (2,428,332,421)         (289)            --     407,425,432
Janus Aspen Growth and Income
  Portfolio                                 86,076              --        (74,115,705)     (162,806)           931      11,463,388
Janus Aspen Core Equity Portfolio               --              --         (3,408,814)           (3)           510       1,632,570
Janus Aspen Balanced Portfolio           6,302,518              --       (467,623,196)       (1,200)       117,248     368,278,222

INTERNATIONAL & GLOBAL

Janus Aspen Worldwide Growth
  Portfolio                                     --              --     (2,481,553,672)           --         47,510     703,896,372
Janus Aspen International Growth
  Portfolio                                 96,996              --       (737,738,053)      (17,783)        77,807     251,295,255
Janus Aspen Global Technology
  Portfolio                                     --              --       (448,711,540)           --         20,311      34,021,885
Janus Aspen Global Life Sciences
  Portfolio                                     --              --        (21,368,634)       (8,668)           554       7,980,523
Janus Aspen International Value
  Portfolio(2)                                  --              --           (629,801)           --            282       2,079,210

VALUE

Janus Aspen Mid Cap Value Portfolio      1,059,439              --         (4,480,293)           --             --       5,121,007
Janus Aspen Small Cap Value Portfolio       59,510              --                 --            --             --         244,093

RISK-MANAGED

Janus Aspen Risk-Managed Large Cap
  Growth Portfolio                         149,194              --                 --            --             --       1,678,244
Janus Aspen Risk-Managed Large Cap
  Core Portfolio                            99,726              --                 --            --             --       1,898,425

FIXED-INCOME

Janus Aspen Flexible Income
  Portfolio                              5,731,088     $ 4,376,896                 --      (733,684)        33,570      23,246,657
Janus Aspen Money Market Portfolio              --              --                 --            --             --              --
----------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.


                                      Janus Aspen Series  December 31, 2003  137

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

The table below shows the portion of the capital loss carryover acquired in the reorganizations described in Note 6. These capital loss carryovers may be subject to annual limitations under applicable tax laws and may expire unutilized. The portion of each carryforward which will not be available for use due to these limitations has been reclassified to paid-in capital. During the period ended December 31, 2003, the following acquired capital loss carryovers were utilized.

                                                                                         Loss Used in
                                               Capital Loss       Loss Unavailable       Period Ended
Portfolio                                   Carryover Acquired        for Use         December 31, 2003
-------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                  $ (7,876,853)         $ (6,641,033)                --
Janus Aspen Growth and Income Portfolio        (24,099,156)          (20,081,201)                --

INTERNATIONAL & GLOBAL
Janus Aspen International Growth Portfolio      (1,914,567)             (879,042)                --

VALUE
Janus Aspen Mid Cap Value Portfolio             (6,443,778)           (1,533,867)        $  429,617
-------------------------------------------------------------------------------------------------------


The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of December 31, 2003 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                                        Federal Tax         Unrealized           Unrealized
Portfolio                                                  Cost            Appreciation        (Depreciation)
-------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                           $ 1,772,868,467    $ 423,134,532      $ (173,950,595)
Janus Aspen Capital Appreciation Portfolio                 799,015,871      209,919,075         (24,535,252)
Janus Aspen Mid Cap Growth Portfolio(1)                  1,618,912,496      444,953,934         (37,528,502)
Janus Aspen Growth and Income Portfolio                     77,894,069       13,650,062          (2,186,674)
Janus Aspen Core Equity Portfolio                            9,270,130        1,746,614            (114,044)
Janus Aspen Balanced Portfolio                           3,771,895,547      404,277,630         (35,999,408)

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio                   3,505,238,819      735,098,280         (28,973,326)
Janus Aspen International Growth Portfolio                 985,796,653      271,541,149         (14,176,298)
Janus Aspen Global Technology Portfolio                    188,772,509       57,884,560         (23,862,675)
Janus Aspen Global Life Sciences Portfolio                  27,433,565        8,312,644            (332,121)
Janus Aspen International Value Portfolio(2)                 6,484,171        2,097,722             (18,512)

VALUE
Janus Aspen Mid Cap Value Portfolio                         24,288,555        5,162,442             (41,435)
Janus Aspen Small Cap Value Portfolio                        1,293,863          258,760             (14,667)

RISK-MANAGED
Janus Aspen Risk-Managed Large Cap Growth Portfolio          7,717,516        1,769,325             (91,081)
Janus Aspen Risk-Managed Large Cap Core Portfolio            9,496,902        1,973,390             (74,965)

FIXED-INCOME
Janus Aspen Flexible Income Portfolio                      693,565,683       25,849,710          (2,603,053)
Janus Aspen Money Market Portfolio                          20,755,414               --                  --
-------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.


138  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                                             Distributions
For the fiscal period or year ended December 31, 2003      ------------------------------------------------
                                                           From Ordinary     From Long-Term   Tax Return of    Net Investment
Portfolio                                                      Income        Capital Gains       Capital            Loss
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                                $ 1,370,959            --                 --                 --
Janus Aspen Capital Appreciation Portfolio                    3,371,899            --                 --                 --
Janus Aspen Mid Cap Growth Portfolio(1)                              --            --                 --        $(2,134,713)
Janus Aspen Growth and Income Portfolio                         555,221            --                 --                 --
Janus Aspen Core Equity Portfolio                                10,941            --        $     7,184                 --
Janus Aspen Balanced Portfolio                               77,128,961            --                 --                 --

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio                       42,115,952            --            327,035                 --
Janus Aspen International Growth Portfolio                   11,738,741            --                 --                 --
Janus Aspen Global Technology Portfolio                              --            --                 --           (814,922)
Janus Aspen Global Life Sciences Portfolio                           --            --                 --           (177,613)
Janus Aspen International Value Portfolio(2)                     30,125            --             12,535                 --

VALUE
Janus Aspen Mid Cap Value Portfolio                              35,314            --                 --                 --
Janus Aspen Small Cap Value Portfolio                                --            --                 --                 --

RISK-MANAGED
Janus Aspen Risk-Managed Large Cap Growth Portfolio(3)           73,650            --                 --                 --
Janus Aspen Risk-Managed Large Cap Core Portfolio(3)              8,245            --                 --                 --

FIXED-INCOME
Janus Aspen Flexible Income Portfolio                        29,741,144            --                 --                 --
Janus Aspen Money Market Portfolio                              272,728            --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.
(3)  Fiscal period from January 2, 2003 (inception date) to December 31, 2003.


                                                                             Distributions
For the fiscal period or year ended December 31, 2002      ------------------------------------------------
                                                           From Ordinary     From Long-Term   Tax Return of    Net Investment
Portfolio                                                      Income        Capital Gains       Capital            Loss
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                                         --            --                 --        $(2,223,548)
Janus Aspen Capital Appreciation Portfolio                  $ 4,849,092            --                 --                 --
Janus Aspen Mid Cap Growth Portfolio(1)                              --            --                 --         (1,655,081)
Janus Aspen Growth and Income Portfolio                       1,010,388            --                 --                 --
Janus Aspen Core Equity Portfolio                                38,649            --                 --                 --
Janus Aspen Balanced Portfolio                               86,774,594            --                 --                 --

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio                       42,418,232            --                 --                 --
Janus Aspen International Growth Portfolio                    9,487,360            --                 --                 --
Janus Aspen Global Technology Portfolio                              --            --                 --           (622,854)
Janus Aspen Global Life Sciences Portfolio                           --            --                 --           (233,847)
Janus Aspen International Value Portfolio(2)                     20,871       $ 6,473                 --             (5,658)

FIXED-INCOME
Janus Aspen Flexible Income Portfolio                        23,512,444            --                 --                 --
Janus Aspen Money Market Portfolio                            1,526,271            --                 --                 --

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Formerly named Janus Aspen Global Value Portfolio.


                                      Janus Aspen Series  December 31, 2003  139

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Portfolios.

5. EXPENSE RATIOS

Listed below are the gross expense ratios for the various Portfolios that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or
period ended December 31                                   Institutional Shares

Portfolio                                      2003      2002      2001       2000      1999
----------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                   0.67%     0.67%     0.66%     0.67%      0.69%
Janus Aspen Capital Appreciation Portfolio     0.68%     0.67%     0.66%     0.67%      0.79%
Janus Aspen Mid Cap Growth Portfolio(1)        0.67%     0.67%     0.67%     0.66%      0.70%
Janus Aspen Growth and Income Portfolio        0.83%     0.76%     0.70%     0.78%      1.15%
Janus Aspen Core Equity Portfolio              2.08%     1.87%     1.13%     1.65%      1.38%
Janus Aspen Balanced Portfolio                 0.67%     0.67%     0.66%     0.66%      0.69%

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio         0.71%     0.70%     0.69%     0.69%      0.71%
Janus Aspen International Growth Portfolio     0.76%     0.74%     0.71%     0.71%      0.84%
Janus Aspen Global Technology Portfolio        0.85%     0.72%     0.68%     0.69%(2)    N/A
Janus Aspen Global Life Sciences Portfolio     0.97%     0.87%     0.81%     1.03%(2)    N/A
Janus Aspen International Value Portfolio(3)    N/A        N/A      N/A        N/A       N/A

VALUE
Janus Aspen Mid Cap Value Portfolio            1.36%(5)    N/A      N/A        N/A       N/A
Janus Aspen Small Cap Value Portfolio           N/A        N/A      N/A        N/A       N/A

RISK-MANAGED
Janus Aspen Risk-Managed Large Cap
   Growth Portfolio                             N/A        N/A      N/A        N/A       N/A
Janus Aspen Risk-Managed Large Cap
   Core Portfolio                               N/A        N/A      N/A        N/A       N/A

FIXED-INCOME
Janus Aspen Flexible Income Portfolio          0.64%     0.66%     0.67%     0.76%      0.72%
Janus Aspen Money Market Portfolio             0.78%     0.39%     0.34%     0.36%      0.43%
----------------------------------------------------------------------------------------------


For the fiscal year or                                                                         Service II
period ended December 31                                   Service Shares                        Shares

Portfolio                                       2003       2002       2001        2000        2003    2002
-----------------------------------------------------------------------------------------------------------
GROWTH & CORE
Janus Aspen Growth Portfolio                    0.92%      0.92%     0.91%       0.92%         N/A     N/A
Janus Aspen Capital Appreciation Portfolio      0.93%      0.92%     0.91%       0.92%         N/A     N/A
Janus Aspen Mid Cap Growth Portfolio(1)         0.92%      0.92%     0.92%       0.92%         N/A     N/A
Janus Aspen Growth and Income Portfolio         1.10%      1.01%     0.95%       1.11%         N/A     N/A
Janus Aspen Core Equity Portfolio               2.35%      2.12%     1.30%       2.03%         N/A     N/A
Janus Aspen Balanced Portfolio                  0.92%      0.92%     0.91%       0.92%         N/A     N/A

INTERNATIONAL & GLOBAL
Janus Aspen Worldwide Growth Portfolio          0.96%      0.95%     0.94%       0.95%        0.96%   0.95%
Janus Aspen International Growth Portfolio      1.01%      0.99%     0.96%       0.96%        1.01%   1.01%
Janus Aspen Global Technology Portfolio         1.10%      0.97%     0.95%       0.94%(2)     1.10%   1.04%
Janus Aspen Global Life Sciences Portfolio      1.22%      1.12%     1.07%       1.20%(2)      N/A     N/A
Janus Aspen International Value Portfolio(3)    1.89%      2.54%     3.62%(4)      N/A         N/A     N/A

VALUE
Janus Aspen Mid Cap Value Portfolio             1.90%       N/A        N/A         N/A         N/A     N/A
Janus Aspen Small Cap Value Portfolio          12.61%       N/A        N/A         N/A         N/A     N/A

RISK-MANAGED
Janus Aspen Risk-Managed Large Cap
   Growth Portfolio                             2.58%(6)    N/A        N/A         N/A         N/A     N/A
Janus Aspen Risk-Managed Large Cap
   Core Portfolio                               2.62%(6)    N/A        N/A         N/A         N/A     N/A

FIXED-INCOME
Janus Aspen Flexible Income Portfolio           0.89%      0.91%     0.91%       0.99%         N/A     N/A
Janus Aspen Money Market Portfolio              1.07%      0.66%     0.59%       0.61%         N/A     N/A
-----------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2)  Fiscal period from January 18, 2000 (inception date) to December 31, 2000.
(3)  Formerly named Janus Aspen Global Value Portfolio.
(4)  Fiscal period from May 1, 2001 (inception date) to December 31, 2001.
(5)  Fiscal period from May 1, 2003 (inception date) to December 31, 2003.
(6)  Fiscal period from January 2, 2003 (inception date) to December 31, 2003.


140  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. FUND ACQUISITIONS

Effective May 1, 2003, Janus Aspen Mid Cap Value Portfolio acquired all of the net assets of Janus Aspen Strategic Value Portfolio pursuant to a plan of reorganization approved by the Trustees of Janus Aspen Series and shareholders of Janus Aspen Strategic Value Portfolio. The reorganization was accomplished by a tax-free exchange of shares of Janus Aspen Mid Cap Value Portfolio - Institutional Shares and Janus Aspen Mid Cap Value Portfolio - Service Shares in the amounts of 322,060 and 1,070,174, respectively, (valued at $3,233,854 and $10,745,815, respectively) for the 442,745 and 1,467,579 shares of Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares, respectively, including $101,087 and $95,087 of unrealized depreciation. The aggregate net assets of Janus Aspen Mid Cap Value Portfolio - Service Shares and Janus Aspen Strategic Value Portfolio - Institutional Shares and Janus Aspen Strategic Value Portfolio - Service Shares immediately before the reorganization were $502,053, $3,233,854 and $10,745,815, respectively. Janus Aspen Mid Cap Value Portfolio - Institutional Shares had no assets prior to the reorganization.

On March 21, 2003, certain Portfolios, as listed below (each an "Acquiring Portfolio"), acquired all of the assets and liabilities of certain funds advised by Berger Financial LLC, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to plan of reorganization approved by the Acquired Funds' board and shareholders. The number and value of shares issued by each Acquiring Portfolio are presented on the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:


                                                                         Acquiring Portfolio   Acquired Fund
Acquiring Portfolio                  Acquired Fund                            Net Assets         Net Assets
------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares               Berger IPT - Growth Fund             $ 1,446,965,173      $ 3,730,516
Janus Aspen Growth and Income
  Portfolio - Institutional Shares   Berger IPT - Large Cap Growth Fund        11,833,477       11,201,564
Janus Aspen International Growth
  Portfolio - Institutional Shares   Berger IPT - International Fund          570,023,134        2,886,918
------------------------------------------------------------------------------------------------------------

                                          Acquired        Net Assets
                                      Fund Unrealized       After
Acquiring Portfolio                        AP/DP        Reorganization
----------------------------------------------------------------------
Janus Aspen Growth Portfolio -
  Institutional Shares                  $ (24,817)    $ 1,450,695,689
Janus Aspen Growth and Income
  Portfolio - Institutional Shares        140,790          23,035,041
Janus Aspen International Growth
  Portfolio - Institutional Shares        291,291         572,910,052
----------------------------------------------------------------------


                                                                                               Shares issued
Acquiring Portfolio                    Acquired Fund                         Shares Acquired   in Acquisition
-------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio -
   Institutional Shares                Berger IPT - Growth Fund                  577,946           245,275
Janus Aspen Growth and Income
   Portfolio - Institutional Shares    Berger IPT - Large Cap Growth Fund        965,194           949,969
Janus Aspen International Growth
   Portfolio - Institutional Shares    Berger IPT - International Fund           469,238           178,107
-------------------------------------------------------------------------------------------------------------


                                      Janus Aspen Series  December 31, 2003  141

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

7. CAPITAL SHARE TRANSACTIONS

                                                                      Janus Aspen                   Janus Aspen
For the fiscal year ended December 31                                   Growth                 Capital Appreciation
(all numbers in thousands)                                             Portfolio                     Portfolio
                                                                2003            2002           2003          2002
----------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                  7,437           17,613        3,436            5,511
   Shares issued in connection with acquisition*                  245              N/A          N/A              N/A
   Reinvested dividends and distributions                          71               --          124              192
----------------------------------------------------------------------------------------------------------------------
Total                                                           7,753           17,613        3,560            5,703
----------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                         (22,777)         (41,220)      (8,510)         (12,764)
Net Increase/(Decrease) in Portfolio Shares                   (15,024)         (23,607)      (4,950)          (7,061)
Shares Outstanding, Beginning of Period                       101,660          125,267       30,416           37,477
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              86,636          101,660       25,466           30,416
----------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                  2,045        4,005,488        9,417        6,362,392
   Reinvested dividends and distributions                          --               --           49           70,453
----------------------------------------------------------------------------------------------------------------------
Total                                                           2,045        4,005,488        9,466        6,432,845
----------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                          (3,201)      (3,752,593)     (10,108)      (9,349,791)
Net Increase/(Decrease) in Portfolio Shares                    (1,156)         252,895         (642)      (2,916,946)
Shares Outstanding, Beginning of Period                        12,246       11,992,889       21,300       24,217,036
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              11,090       12,245,784       20,658       21,300,090
----------------------------------------------------------------------------------------------------------------------

                                                                      Janus Aspen               Janus Aspen
For the fiscal year ended December 31                               Mid Cap Growth           Growth and Income
(all numbers in thousands)                                            Portfolio(1)               Portfolio
                                                                2003           2002         2003          2002
------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                 12,698           21,168        517              350
   Shares issued in connection with acquisition*                  N/A              N/A        950              N/A
   Reinvested dividends and distributions                          --               --         21               47
------------------------------------------------------------------------------------------------------------------
Total                                                          12,698           21,168      1,488              397
------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                         (19,248)         (33,319)    (4,370)          (1,845)
Net Increase/(Decrease) in Portfolio Shares                    (6,550)         (12,151)    (2,882)          (1,448)
Shares Outstanding, Beginning of Period                        83,619           95,770      4,782            6,230
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              77,069           83,619      1,900            4,782
------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(2)
   Shares sold                                                  3,659        9,084,621        565        1,468,423
   Reinvested dividends and distributions                          --               --         23           35,741
------------------------------------------------------------------------------------------------------------------
Total                                                           3,659        9,084,621        588        1,504,164
------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                          (2,707)      (8,115,509)    (1,583)      (1,859,894)
Net Increase/(Decrease) in Portfolio Shares                       952          969,112       (995)        (355,730)
Shares Outstanding, Beginning of Period                         8,778        7,808,684      5,370        5,726,140
------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               9,730        8,777,796      4,375        5,370,410
------------------------------------------------------------------------------------------------------------------

*See Note 6 in Notes to Financial Statements.
(1)  Formerly named Janus Aspen Aggressive Growth Portfolio.
(2) Transactions in Portfolio Shares - Service Shares for the year 2002 are not in thousands.

                                                                   Janus Aspen               Janus Aspen
For the fiscal year ended December 31                              Core Equity                Balanced
(all numbers in thousands)                                          Portfolio                 Portfolio
                                                                2003         2002        2003           2002
----------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                   390          233       7,832           14,796
   Shares issued in connection with acquisition*                 N/A          N/A         N/A              N/A
   Reinvested dividends and distributions                          1            3       3,167            3,878
----------------------------------------------------------------------------------------------------------------
Total                                                            391          236      10,999           18,674
----------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                           (482)        (271)    (21,964)         (17,880)
Net Increase/(Decrease) in Portfolio Shares                      (91)         (35)    (10,965)             794
Shares Outstanding, Beginning of Period                          742          777     152,563          151,769
----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                651          742     141,598          152,563
----------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
   Shares sold                                                    18       69,744       7,051        6,043,321
   Reinvested dividends and distributions                         --           77         297          241,570
----------------------------------------------------------------------------------------------------------------
Total                                                             18       69,821       7,348        6,284,891
----------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                            (95)     (34,896)     (2,499)      (1,291,002)
Net Increase/(Decrease) in Portfolio Shares                      (77)      34,925       4,849        4,993,889
Shares Outstanding, Beginning of Period                           95       60,122      13,246        8,252,424
----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 18       95,047      18,095       13,246,313
----------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
   Shares sold                                                   N/A          N/A         N/A              N/A
   Reinvested dividends and distributions                        N/A          N/A         N/A              N/A
----------------------------------------------------------------------------------------------------------------
Total                                                            N/A          N/A         N/A              N/A
----------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                            N/A          N/A         N/A              N/A
Net Increase/(Decrease) in Portfolio Shares                      N/A          N/A         N/A              N/A
Shares Outstanding, Beginning of Period                          N/A          N/A         N/A              N/A
----------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                N/A          N/A         N/A              N/A
----------------------------------------------------------------------------------------------------------------

                                                                     Janus Aspen                      Janus Aspen
For the fiscal year ended December 31                              Worldwide Growth               International Growth
(all numbers in thousands)                                            Portfolio                         Portfolio
                                                                2003            2002             2003              2002
---------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                 47,212            79,758          66,257             104,959
   Shares issued in connection with acquisition*                 N/A               N/A              178                 N/A
   Reinvested dividends and distributions                       1,765             1,839             385                 339
---------------------------------------------------------------------------------------------------------------------------
Total                                                          48,977            81,597          66,820             105,298
---------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                         (80,830)         (104,700)        (73,769)           (107,745)
Net Increase/(Decrease) in Portfolio Shares                   (31,853)          (23,103)         (6,949)             (2,447)
Shares Outstanding, Beginning of Period                       176,871           199,974          34,617              37,064
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                             145,018           176,871          27,668              34,617
---------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
   Shares sold                                                 15,173        41,899,023          36,189         120,656,849
   Reinvested dividends and distributions                          77            54,257             206             163,524
---------------------------------------------------------------------------------------------------------------------------
Total                                                          15,250        41,953,280          36,395         120,820,373
---------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                         (15,223)      (38,798,344)        (38,544)       (121,917,895)
Net Increase/(Decrease) in Portfolio Shares                        27         3,154,936          (2,149)         (1,097,522)
Shares Outstanding, Beginning of Period                         9,195         6,039,918          22,158          23,255,895
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               9,222         9,194,854          20,009          22,158,373
---------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(1)
   Shares sold                                                     --               351         817,731           2,167,341
   Reinvested dividends and distributions                           3                 2          24,483               3,958
---------------------------------------------------------------------------------------------------------------------------
Total                                                               3               353         842,214           2,171,299
---------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                              --                --        (297,097)           (101,267)
Net Increase/(Decrease) in Portfolio Shares                         3               353         545,117           2,070,032
Shares Outstanding, Beginning of Period                           353                --       2,070,032                  --
---------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 356               353       2,615,149           2,070,032
---------------------------------------------------------------------------------------------------------------------------

*See Note 6 in Notes to Financial Statements.
(1) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.


142  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the fiscal year or period                                     Janus Aspen                     Janus Aspen
ended December 31                                              Global Technology              Global Life Sciences
(all numbers in thousands)                                         Portfolio                       Portfolio
                                                               2003          2002             2003        2002
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                  1,364          1,195            118           111
   Shares issued in connection with acquisition*                  N/A            N/A            N/A           N/A
   Reinvested dividends and distributions                          --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total                                                           1,364          1,195            118           111
-------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                            (897)        (1,463)          (178)         (268)
Net Increase/(Decrease) in Portfolio Shares                       467           (268)           (60)         (157)
Shares Outstanding, Beginning of Period                         1,179          1,447            612           769
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               1,646          1,179            552           612
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
   Shares sold                                                 15,987     30,652,785          1,404     1,666,804
   Shares issued in connection with acquisition*                  N/A            N/A            N/A           N/A
   Reinvested dividends and distributions                          --             --             --            --
-------------------------------------------------------------------------------------------------------------------
Total                                                          15,987     30,652,785          1,404     1,666,804
-------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                         (17,859)   (48,028,214)        (1,713)   (2,509,116)
Net Increase/(Decrease) in Portfolio Shares                    (1,872)   (17,375,429)          (309)     (842,312)
Shares Outstanding, Beginning of Period                        53,058     70,433,790          4,852     5,694,565
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              51,186     53,058,361          4,543     4,852,253
-------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(3)
   Shares sold                                              4,883,679      6,298,575            N/A           N/A
   Reinvested dividends and distributions                          --             --            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Total                                                       4,883,679      6,298,575            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                      (2,598,995)      (602,752)           N/A           N/A
Net Increase/(Decrease) in Portfolio Shares                 2,284,684      5,695,823            N/A           N/A
Shares Outstanding, Beginning of Period                     5,695,823             --            N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                           7,980,507      5,695,823            N/A           N/A
-------------------------------------------------------------------------------------------------------------------

For the fiscal year or period                                  Janus Aspen          Janus Aspen
ended December 31                                          International Value     Mid Cap Value
(all numbers in thousands)                                     Portfolio(1)          Portfolio
                                                            2003         2002         2003(2)
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                               N/A            N/A         184
   Shares issued in connection with acquisition*             N/A            N/A         322
   Reinvested dividends and distributions                    N/A            N/A           1
------------------------------------------------------------------------------------------------
Total                                                        N/A            N/A         507
------------------------------------------------------------------------------------------------
   Shares Repurchased                                        N/A            N/A         (61)
Net Increase/(Decrease) in Portfolio Shares                  N/A            N/A         446
Shares Outstanding, Beginning of Period                      N/A            N/A          --
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            N/A            N/A         446
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
   Shares sold                                               688        628,980       2,051
   Shares issued in connection with acquisition*             N/A            N/A           1
   Reinvested dividends and distributions                      5          2,568           2
------------------------------------------------------------------------------------------------
Total                                                        693        631,548       2,054
------------------------------------------------------------------------------------------------
   Shares Repurchased                                       (646)      (169,375)       (317)
Net Increase/(Decrease) in Portfolio Shares                   47        462,173       1,737
Shares Outstanding, Beginning of Period                      663        200,889          --
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            710        663,062       1,737
------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service II Shares(3)
   Shares sold                                               N/A            N/A         N/A
   Reinvested dividends and distributions                    N/A            N/A         N/A
------------------------------------------------------------------------------------------------
Total                                                        N/A            N/A         N/A
------------------------------------------------------------------------------------------------
   Shares Repurchased                                        N/A            N/A         N/A
Net Increase/(Decrease) in Portfolio Shares                  N/A            N/A         N/A
Shares Outstanding, Beginning of Period                      N/A            N/A         N/A
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            N/A            N/A         N/A
------------------------------------------------------------------------------------------------

*See Note 6 in Notes to Financial Statements
(1)  Formerly named Janus Aspen Global Value Portfolio.
(2) Institutional Shares information is for the fiscal period May 1, 2003 (inception date) through December 31, 2003.
(3) Transactions in Portfolio Shares - Service Shares for the year 2002 and Transactions in Portfolio Shares - Service II Shares are not in thousands.

                                                              Janus Aspen           Janus Aspen          Janus Aspen
For the fiscal year or period ended December 31            Small Cap Value      Risk-Managed Large   Risk-Managed Large
(all numbers in thousands)                                    Portfolio        Cap Growth Portfolio  Cap Core Portfolio
                                                         2003         2002(1)         2003(2)               2003(2)
------------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(3)
  Shares sold                                              71         50,000            750                  932
Reinvested dividends and distributions                     --             --              6                    1
------------------------------------------------------------------------------------------------------------------------
Total                                                      71         50,000            756                  933
------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                       (6)            --             --                  (25)
Net Increase/(Decrease) in Portfolio Shares                64         50,000            756                  908
Shares Outstanding, Beginning of Period                    50             --             --                   --
------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         114         50,000            756                  908
------------------------------------------------------------------------------------------------------------------------

(1)  Portfolio commenced operations on December 31, 2002 (inception date).
(2)  Fiscal period from January 2, 2003 (inception date) to December 31, 2003.
(3) Transactions in Portfolio Shares - Service Shares for the year 2002 are not in thousands.


                                      Janus Aspen Series  December 31, 2003  143

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)


                                                                      Janus Aspen                 Janus Aspen
For the fiscal year ended December 31                               Flexible Income               Money Market
(all numbers in thousands)                                             Portfolio                    Portfolio
                                                                  2003          2002           2003          2002
--------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Institutional Shares
   Shares sold                                                   14,669          27,927        57,605       225,785
   Reinvested dividends and distributions                         2,279           1,927           253         1,526
--------------------------------------------------------------------------------------------------------------------
Total                                                            16,948          29,854        57,858       227,311
--------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                           (18,905)        (15,020)     (110,499)     (254,140)
Net Increase/(Decrease) in Portfolio Shares                      (1,957)         14,834       (52,641)      (26,829)
Shares Outstanding, Beginning of Period                          48,076          33,242        73,402       100,231
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                46,119          48,076        20,761        73,402
--------------------------------------------------------------------------------------------------------------------
Transactions in Portfolio Shares - Service Shares(1)
   Shares sold                                                    1,587       1,081,763            --            --
   Reinvested dividends and distributions                            79          25,969            --           150
--------------------------------------------------------------------------------------------------------------------
Total                                                             1,666       1,107,732            --           150
--------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                              (375)       (192,374)           --            --
Net Increase/(Decrease) in Portfolio Shares                       1,291         915,358            --           150
Shares Outstanding, Beginning of Period                           1,094         178,394            11        11,022
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                 2,385       1,093,752            11        11,172
--------------------------------------------------------------------------------------------------------------------

(1) Transactions in Portfolio Shares - Service Shares for the year 2002 are not in thousands.


144  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

8. PENDING LEGAL MATTERS

In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies - including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries - which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. One of the requests received to date seeks documents related to Janus Aspen Series. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of the date of this report, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against Janus Capital or any of the Janus funds.

While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital which, as of the date of this annual report, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated.

Janus Capital has been advised by the office of the NYAG that "late trades" in certain funds managed by Janus Capital may have been effected with the knowledge of certain former employees of Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the 4:00 p.m. (EST) deadline for obtaining that day's share price. To date Janus Capital has not been able to verify whether such late trades actually occurred and, if they did, whether they occurred with the knowledge of such former employees. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these systems errors is immaterial. Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more other intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.


                                      Janus Aspen Series  December 31, 2003  145

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing the opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and
(4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

Subsequent to the initiation of the investigations by the NYAG and the SEC, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of
Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and
(vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more of the Janus entities (Janus Capital Group Inc., Janus Capital Management LLC, or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc. and directors of Janus Capital Group Inc.

These lawsuits are pending in a number of state and federal jurisdictions. Janus Capital Group Inc. has filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions have also been filed by other plaintiffs and defendants. The MDL Panel held a hearing on the various transfer motions on January 29, 2004, and as of the date of this annual report the MDL Panel has not yet issued its ruling on the transfer motions. For each case, Janus Capital Group Inc. has requested (or is in the process of requesting) a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay has been entered, or is not opposed, in the majority of pending cases. A stay has been denied in only one case, in the Southern District of Illinois, and that case has been remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.


146  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Janus Aspen Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Janus Aspen Growth Portfolio, Janus Aspen Capital Appreciation Portfolio, Janus Mid Cap Growth Portfolio (formerly known as Janus Aspen Aggressive Growth Portfolio), Janus Aspen Growth and Income Portfolio, Janus Aspen Core Equity Portfolio, Janus Aspen Balanced Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Global Life Sciences Portfolio, Janus Aspen International Value Portfolio (formerly known as Janus Aspen Global Value Portfolio), Janus Aspen Mid Cap Value Portfolio, Janus Aspen Small Cap Value Portfolio, Janus Aspen Risk-Managed Large Cap Growth Portfolio, Janus Aspen Risk-Managed Large Cap Core Portfolio, Janus Aspen Flexible Income Portfolio and Janus Aspen Money Market Portfolio (seventeen of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolios") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Denver, Colorado
February 17, 2004


                                      Janus Aspen Series  December 31, 2003  147

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Portfolio (from inception) with one or more widely used market indices through December 31, 2003.

When comparing the performance of a Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Portfolio invested in foreign securities as of December 31, 2003. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolios on the last day of the reporting period.

The Portfolios' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolios' liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Portfolios' net asset value (NAV) per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolios' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolios' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.


148  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Portfolios, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolios. Portfolios realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolios' net assets during the reporting period. Changes in the Portfolios' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolios' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolios' investment performance. The Portfolios' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolios' net assets will not be affected. If you compare each Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolios through purchases or withdrawal via redemptions. Each Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from a Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the Portfolios' net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolios. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual return reported the last day of the period.

Also included are the Portfolios' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Portfolios for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolios' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Portfolio during the reporting period. Don't confuse this ratio with a Portfolio's yield. The net investment income ratio is not a true measure of a Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.


                                      Janus Aspen Series  December 31, 2003  149

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--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Portfolios designated the following for the year ended December 31, 2003:

FOREIGN TAXES PAID AND FOREIGN SOURCE INCOME

Portfolio                                     Foreign Taxes Paid   Foreign Source Income
----------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio             $ 6,113,160         $54,927,764
Janus Aspen International Growth Portfolio           2,380,567          21,979,553
Janus Aspen International Value Portfolio               15,020             134,550
----------------------------------------------------------------------------------------


DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

Portfolio
--------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                               100%
Janus Aspen Capital Appreciation Portfolio                                  91%
Janus Aspen Growth and Income Portfolio                                     94%
Janus Aspen Core Equity Portfolio                                           88%
Janus Aspen Balanced Portfolio                                              25%
Janus Aspen Worldwide Growth Portfolio                                      41%
Janus Aspen International Growth Portfolio                                  98%
Janus Aspen Mid Cap Value Portfolio                                        100%
--------------------------------------------------------------------------------


150  Janus Aspen Series  December 31, 2003

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Portfolios' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72.

The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is cur-rrently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this report, collectively, these four registered investment companies consist of 61 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund, Janus Adviser Series and Janus Adviser.

The Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio and Janus Aspen International Growth Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years.

TRUSTEES

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                       Positions Held    Length of       Principal Occupations                Overseen        Other Directorships
Name, Age and Address  with Portfolios   Time Served     During the Past Five Years           by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*      Chairman          5/93-Present    Formerly, President (1978-2002)          61          N/A
151 Detroit Street     and Trustee                       and Chief Executive Officer (1994-
Denver, CO 80206                                         2002) of Janus Capital or Janus
Age 66                                                   Capital Corporation; President and
                                                         Director (1994-2002) of the Janus
                                                         Foundation; Chairman and Director
                                                         (1978-2002) of Janus Capital
                                                         Corporation; and Director (1997-2001)
                                                         of Janus Distributors, Inc.

------------------------------------------------------------------------------------------------------------------------------------

Independent Trustees

William F. McCalpin    Trustee           6/02-Present    Executive Vice President and Chief      59        Founding Director and
151 Detroit Street                                       Operating Officer of The Rockefeller              Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                   Development Foundation;
Age 46                                                   foundation).                                      Trustee and Vice
                                                                                                           President, Asian
                                                                                                           Cultural Council.

John W. McCarter, Jr.  Trustee           6/02-Present    President and Chief Executive           59        Chairman of the Board
151 Detroit Street                                       Officer of The Field Museum of                    and Director, Divergence
Denver, CO 80206                                         Natural History.                                  LLC; Director of A.M.
Age 65                                                                                                     Castle & Co., Harris
                                                                                                           Insight Funds, W.W.
                                                                                                           Grainger, Inc.; Trustee
                                                                                                           of WTTW (Chicago public
                                                                                                           television station), the
                                                                                                           University of Chicago
                                                                                                           and Chicago Public
                                                                                                           Education Fund.
------------------------------------------------------------------------------------------------------------------------------------

*The Portfolios are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.


                                      Janus Aspen Series  December 31, 2003  151

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                       Positions Held    Length of       Principal Occupations                Overseen       Other Directorships
Name, Age and Address  with Portfolios   Time Served     During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)

Dennis B. Mullen       Trustee           9/93-Present    Private Investor.                       61          Director, Red Robin
151 Detroit Street                                                                                           Gourmet Burgers, Inc.
Denver, CO 80206
Age 60

James T. Rothe         Trustee           1/97-Present    Professor of Business, University       61          Director, Optika, Inc.
151 Detroit Street                                       of Colorado, Colorado Springs, CO                   and NeoCore Corp.
Denver, CO 80206                                         (since 2002). Formerly, Distinguished
Age 60                                                   Visiting Professor of Business (2001-
                                                         2002), Thunderbird (American
                                                         Graduate School of International
                                                         Management), Phoenix, AZ; and
                                                         Principal (1988-1999) of Phillips-
                                                         Smith Retail Group, Addison, TX
                                                         (a venture capital firm).

William D. Stewart     Trustee           9/93-Present    Corporate Vice President and            59          N/A
151 Detroit Street                                       General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 59                                                   Boulder, CO (a manufacturer
                                                         of vacuum fittings and valves).

Martin H. Waldinger    Trustee           9/93-Present    Consultant.                             59          N/A
151 Detroit Street
Denver, CO 80206
Age 65
------------------------------------------------------------------------------------------------------------------------------------


152  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                              Number of
                                                                                              Portfolios in
                                                                                              Fund Complex
                       Positions Held    Length of       Principal Occupations                Overseen        Other Directorships
Name, Age and Address  with Portfolios   Time Served     During the Past Five Years           by Trustee      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Advisory Board Members

Katherine A. Cattanach Advisory Board    4/03-Present    General Partner/Managing Principal      13           N/A
151 Detroit Street     Member                            (since September 1987), Sovereign
Denver, CO 80206                                         Financial Services, Inc. (financial
Age 58                                                   consulting and management firm).
                                                         Formerly, Vice Chair of the Berger
                                                         Funds (1994-2002).

Harry T. Lewis, Jr.    Advisory Board    4/03-Present    Lewis Investments (since June 1988)     13           Director, J.D. Edwards
151 Detroit Street     Member                            (self-employed private investor).                    & Co. (1995 to March
Denver, CO 80206                                         Formerly, Trustee/Director of the                    2002). Director,
Age 70                                                   Berger Funds (1987-2002).                            National Fuel
                                                                                                              Corporation (oil &
                                                                                                              gas production);
                                                                                                              Advisory Director,
                                                                                                              Otologics, LLC,
                                                                                                              (implantable hearing
                                                                                                              aid) (since 1999);
                                                                                                              Member of Community
                                                                                                              Advisory Board, Wells
                                                                                                              Fargo Bank - Denver.

Michael Owen           Advisory Board    4/03-Present    Dean of Zayed University (since         13           N/A
151 Detroit Street     Member                            September 2000). Formerly self-
Denver, CO 80206                                         employed as a financial and
Age 66                                                   management consultant, and in
                                                         real estate development (from
                                                         June 1999 to  September 2000).
                                                         Dean (from 1993 to June 1999),
                                                         of the College of Business,
                                                         Montana State University.
                                                         Formerly, Chairman of the Board
                                                         of the Berger Funds (1968-2002).

Albert C. Yates        Advisory Board    4/03-Present    President (since 1990), Chancellor      13           Member, Board of
151 Detroit Street     Chairman                          and Professor of Chemistry -                         Directors, Adolph
Denver, CO 80206                                         Department of Chemistry, of                          Coors Company
Age 62                                                   Colorado State University.                           (brewing company)
                                                         Formerly, Trustee/Director of the                    (since 1998); Member,
                                                         Berger Funds (2000-2002).                            Board of Directors,
                                                                                                              Dominion Industrial
                                                                                                              Capital Bank (1999 to
                                                                                                              2000); Member, Board
                                                                                                              of Directors,
                                                                                                              Centennial Bank of
                                                                                                              the West (since 2001).
------------------------------------------------------------------------------------------------------------------------------------


                                      Janus Aspen Series  December 31, 2003  153

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of Office*             Principal Occupations
Name, Age and Address  Positions Held with Portfolios              and Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang      Executive Vice President and Portfolio      1/00-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Worldwide Growth Portfolio                                      Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 38

Jonathan D. Coleman    Executive Vice President and Portfolio      2/02-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Mid Cap Growth Portfolio                                        Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts. Formerly, Analyst (1994-
Age 32                                                                                         1997 and 2000-2002) for Janus
                                                                                               Capital Corporation.

C. Mike Lu             Executive Vice President and Portfolio      12/99-Present               Vice President of Janus Capital and
151 Detroit Street     Manager Global Technology Portfolio                                     Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 34

Brent A. Lynn          Executive Vice President and Portfolio      1/01-Present                Vice President of Janus Capital and
151 Detroit Street     Manager International Growth Portfolio                                  Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 39

Thomas R. Malley       Executive Vice President and Portfolio      12/99-Present               Vice President of Janus Capital and
151 Detroit Street     Manager Global Life Sciences Portfolio                                  Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 35

Karen L. Reidy         Executive Vice President and Portfolio      1/00-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Balanced Portfolio and                                          Portfolio Manager for other Janus
Denver, CO 80206       Core Equity Portfolio                                                   accounts. Formerly, Analyst (1995-
Age 36                                                                                         1999) for Janus Capital Corporation.

Blaine P. Rollins      Executive Vice President and Portfolio      1/00-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Growth Portfolio                                                Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 36

Scott W. Schoelzel     Executive Vice President and Portfolio      5/97-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Capital Appreciation Portfolio                                  Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 45

Minyoung Sohn          Executive Vice President and Portfolio      1/04-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Growth and Income Portfolio                                     Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts. Formerly, Analyst (1998-
Age 28                                                                                         2003) for Janus Capital Corporation.

Ronald V. Speaker      Executive Vice President and Portfolio      5/93-Present                Vice President of Janus Capital and
151 Detroit Street     Manager Flexible Income Portfolio                                       Portfolio Manager for other Janus
Denver, CO 80206                                                                               accounts.
Age 39

J. Eric Thorderson     Executive Vice President                    1/01-Present                Vice President of Janus Capital and
151 Detroit Street     and Portfolio Manager                                                   Portfolio Manager of other Janus
Denver, CO 80206       Money Market Portfolio                                                  accounts. Formerly, Senior Analyst
Age 42                                                                                         (1996-1999) for Janus Capital
                                                                                               Corporation.

Jason P. Yee           Executive Vice President and Portfolio      3/01-Present                Vice President of Janus Capital and
151 Detroit Street     Manager International Value Portfolio                                   Portfolio Manager of other Janus
Denver, CO 80206                                                                               accounts. Formerly, Portfolio
Age 34                                                                                         Manager and Managing Director
                                                                                               (1996-2000) for Bee & Associates
                                                                                               and Analyst (2000-2001) for Janus
                                                                                               Capital Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


154  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 Term of Office*             Principal Occupations
Name, Age and Address  Positions Held with Portfolios            and Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early        Vice President and General Counsel        3/98-Present                Senior Vice President, General Counsel,
151 Detroit Street                                                                           Chief Corporate Affairs Officer and
Denver, CO 80206                                                                             Secretary of Janus Capital and Janus
Age 48                                                                                       Capital Group Inc.; Vice President,
                                                                                             General Counsel and Secretary of
                                                                                             Janus Services LLC, Janus Capital
                                                                                             International LLC, Janus Institutional
                                                                                             Services LLC, Janus Distributors LLC
                                                                                             and the Janus Foundation; Vice
                                                                                             President, General Counsel and Director
                                                                                             to Janus International (Asia) Limited
                                                                                             and Janus International Limited;
                                                                                             Director for Janus Capital Trust
                                                                                             Manager Limited, Janus World Principal
                                                                                             Protected Funds and Janus World Funds;
                                                                                             and Board Member of Janus Global Funds
                                                                                             SPC. Formerly, Interim Director of
                                                                                             Janus Capital (2002-2003); Director
                                                                                             (2001) of Janus Distributors, Inc. and
                                                                                             Janus Services, Inc. and General
                                                                                             Counsel, Secretary and Director
                                                                                             (2000-2002) of Janus International
                                                                                             Holding, Inc.

Anita E. Falicia       Vice President, Treasurer and     10/02-Present                       Vice President of Investment Accounting
151 Detroit Street     Principal Accounting Officer                                          of Janus Capital. Formerly, Assistant
Denver, CO 80206       Chief Financial Officer           10/02-11/03                         Vice President (2000-2002) of Invest-
Age 35                                                                                       ment Accounting of Janus Capital or
                                                                                             Janus Capital Corporation; Director
                                                                                             (1999-2000) of Investment Accounting
                                                                                             of Janus Capital Corporation; and
                                                                                             Director (1997-1999) of Fund
                                                                                             Accounting of Janus Capital
                                                                                             Corporation.

Bonnie M. Howe         Vice President                    12/99-Present                       Vice President and Assistant General
151 Detroit Street                                                                           Counsel to Janus Capital, Janus
Denver, CO 80206                                                                             Distributors LLC and Janus
Age 38                                                                                       Services LLC. Formerly, Assistant
                                                                                             Vice President (1997-1999) and
                                                                                             Associate Counsel (1995-1999) for Janus
                                                                                             Capital Corporation and Assistant Vice
                                                                                             President (1998-2000) for Janus Service
                                                                                             Corporation.

Kelley Abbott Howes    Vice President and Secretary      12/99-Present                       Vice President of Domestic Funds and
151 Detroit Street                                                                           Assistant General Counsel of Janus
Denver, CO 80206                                                                             Capital; Vice President and Assistant
Age 38                                                                                       General Counsel of Janus Distributors
                                                                                             LLC and Janus Services LLC. Formerly,
                                                                                             Assistant Vice President (1997-1999) of
                                                                                             Janus Capital Corporation; Chief
                                                                                             Compliance Officer, Director and
                                                                                             President (1997-1999) of Janus
                                                                                             Distributors, Inc.; and Assistant Vice
                                                                                             President (1998-2000) of Janus
                                                                                             Service Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


                                      Janus Aspen Series  December 31, 2003  155

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS (cont.)

                                                                  Term of Office*             Principal Occupations
Name, Age and Address  Positions Held with Portfolios             and Length of Time Served   During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David R. Kowalski      Vice President and                         6/02-Present                Vice President and Chief Compliance
151 Detroit Street     Chief Compliance Officer                                               Officer of Janus Capital and Janus
Denver, CO 80206                                                                              Distributors LLC; and Assistant Vice
Age 46                                                                                        President of Janus Services LLC.
                                                                                              Formerly, Senior Vice President and
                                                                                              Director (1985-2000) of Mutual Fund
                                                                                              Compliance for Van Kampen Funds.

Girard C. Miller       President and Chief Executive Officer      11/03-Present               Executive Vice President and Chief
151 Detroit Street                                                                            Operating Officer of Janus Capital and
Denver, CO 80206                                                                              Janus Capital Group Inc. Formerly,
Age 52                                                                                        President and Chief Executive Officer
                                                                                              of ICMA Retirement Corporation
                                                                                              (1993-2003).

Loren M. Starr         Vice President and Chief Financial         11/03-Present               Senior Vice President and Chief
151 Detroit Street     Officer President and Chief Executive      9/02-11/03                  Financial Officer of Janus Capital and
Denver, CO 80206       Officer                                                                Janus Capital Group Inc.; Vice
Age 42                                                                                        President and Chief Financial Officer
                                                                                              of Janus Services LLC, Janus
                                                                                              Distributors LLC, Janus Capital
                                                                                              International LLC and Janus
                                                                                              Institutional Services LLC; Vice
                                                                                              President, Treasurer, Chief Financial
                                                                                              Officer and Director of Janus
                                                                                              International Limited; Director of
                                                                                              Janus Capital Trust Manager Limited,
                                                                                              Janus World Principal Protected Funds,
                                                                                              Janus International (Asia) Limited and
                                                                                              Janus World Funds; and Board Member of
                                                                                              Janus Global Funds SPC. Formerly,
                                                                                              Interim Director of Janus Capital
                                                                                              (2002-2003); Vice President of
                                                                                              Finance, Treasurer, Chief Financial
                                                                                              (2001-2002) and Director (2002) for
                                                                                              Officer Janus International Holding,
                                                                                              Inc.; and Managing Director, Treasurer
                                                                                               and Head of Corporate Finance and
                                                                                              Reporting (1998-2001) for Putnam
                                                                                              Investments.

Heidi J. Walter        Vice President                             4/00-Present                Vice President and Assistant General
151 Detroit Street                                                                            Counsel to Janus Capital and Janus
Denver, CO 80206                                                                              Services LLC. Formerly, Vice President
Age 36                                                                                        and Senior Legal Counsel (1995-1999)
                                                                                              for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.


156  Janus Aspen Series  December 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES


                                      Janus Aspen Series  December 31, 2003  157

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        Janus provides access to a wide range of investment disciplines.

            GROWTH & CORE                          INTERNATIONAL & GLOBAL

Janus growth portfolios focus on           Janus international and global
companies believed to be the leaders       portfolios emphasize companies
in their respective industries -           believed to have solid prospects for
companies in growing industries, led       growth and overlooked investment
by solid management teams and with         opportunities regardless of their
expanding market share, margins and        location. Janus research seeks to
efficiencies. Janus core portfolios        take advantage of foreign attractive
seek investments in more stable and        investment opportunities in markets
predictable companies. These               where accurate information is often
portfolios seek to offer a strategic       at a premium.
combination of steady growth and, for
certain funds, some degree of income.


               VALUE                                RISK-MANAGED                            FIXED-INCOME

Value managers invest in companies      Seeks to outperform the benchmark       Janus income portfolios seek to
they believe are poised for a           index, while mathematically             provide more safety relative to
turnaround. The goal is to gain         managing risk. Managed by INTECH,       equities while seeking to deliver a
unique insight into a company's         these portfolios use a purely           competitive total return and high
value and identify and evaluate         mathematical-based, risk-controlled     current income.
potential catalysts that may unlock     process in search of long-term
shareholder value.                      returns.

For more information, contact your investment professional or go to www.janus.com.

                          [LOGO] JANUS CAPITAL
                                        Group
                                 151 Detroit Street
                                 Denver, CO 80206
                                 1-800-525-1068

Portfolios distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (1/04)

                                                                 109-02-000 2/04

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Aspen Series' Board of Trustees has determined that each member of Janus Aspen Series' Audit Committee is an "audit committee financial expert," as defined in Item 3 to Form N-CSR. The members of the Audit Committee include John W. McCarter, Jr. (Chairman), William
          D. Stewart and Dennis B. Mullen, who are all "independent" under the standards set forth in Item 3 to Form N-CSR.


Item 4 - Principal Accountant Fees and Services

          The    following    table    shows    the    amount   of   fees   that
          PricewaterhouseCoopers LLP ("Auditor"), Janus Aspen Series' (the "Fund") auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with Auditor entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
        December 31               Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                    $209,100                  $0               $57,805                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                N/A                   0%                   0%                   0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2002                                    $133,075                 $0                  $67,683                $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                 N/A                N/A                      N/A               N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

     The above "Audit Fees" were billed for amounts related to the audit of the Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.



             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

     The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

     The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid the Adviser by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                               All Other Fees
                                   Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Affiliated Fund        Affiliated Fund        Fund Service
         December 31             Service Providers      Service Providers        Providers
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2003                                    $221,500             $25,860                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant                  0%                0%                  0%
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
2002                                    $0                  $12,290                  $0
------------------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- -------------------


     The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review. The above "Tax Fees" were billed for amounts related to tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.


                               Non-Audit Services

     The following table shows the amount of fees that Auditor billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Fund Service      Total Non-Audit
                                                      Providers(engagements        Fees billed to
                                                      related directly to the       Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund       the Fund)             (all other engagements)      Total of (A), (B)
        December 31                      (A)                  (B)                       (C)                   and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003                                    $0                   $119,000                   $0                   $119,000
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2002                                    $0                   $0                         $0                   $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.


                             Pre-Approval Policies

     The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.




Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders
         Not applicable.

Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

     (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

          (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b)of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

          (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.
         (a) (3)  Not applicable.

          (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Aspen Series

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: February 27, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  February 27, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  February 27, 2004